Exhibit 10.1
ADOPTION AGREEMENT
FOR THE DATAIR MASS-SUBMITTER PROTOTYPE
NON-STANDARDIZED
CASH OR DEFERRED PROFIT SHARING PLAN
The DATAIR Mass-Submitter Prototype Non-Standardized Cash or Deferred Profit Sharing Plan (“the Plan”) is hereby adopted by:
Eureka Bank
(the “Employer”).
The Plan as applicable to the Employer shall be known as:
Eureka Bank Retirement Savings Plan
The Trust shall be known as:
Eureka Bank Retirement Savings Plan and Trust
☐	This Plan shall be funded solely by Insurance Contracts. (See Insurance Addendum)
The Effective Date of the Plan and Trust is: January 1, 2009 . (May not be earlier than the first day of the initial Plan Year.)
The cash or deferral portion of the Plan shall first be effective as of: ___/___/_____. (Effective Date of the cash or deferral portion of the Plan may not be earlier than the date the Plan is adopted.)
(Specify, if different from the Plan Effective Date.)
☐ a.	The Plan is an amendment of a preexisting Plan that was originally effective as of: ___/___/_____.

X b.	The Plan is an amendment and restatement of a preexisting Plan that was originally effective as of: July 1, 1995 .

☐ c.	Frozen Plan. This Plan was frozen effective: ___/___/_____.
NOTE: An executed copy of the Trust Agreement must be attached to this Plan. The Plan and Trust Agreement must be read and construed together. The powers, rights, and responsibilities of the Trustee shall be those specified in the Trust Agreement.

*** CAUTION ***
FAILURE TO FILL OUT THE ADOPTION AGREEMENT PROPERLY MAY
RESULT IN DISQUALIFICATION OF THE PLAN
PART I. The following identifying information pertains to the Employer and the Plan and the Trust:

1.	Employer Address:	:	3455 Forbes Avenue at McKee Place
Pittsburgh, PA 15213

2.	Employer Telephone:	:	(412) 681-8400

3.	Employer Tax ID:	:	25-0467870

4.	Employer Fiscal Year:	:	01/01 to 12/31

5.	Three Digit Plan Number:	:	002

6.	Trust ID Number:	:	25-1768731

7.	Plan Year:	:	01/01 to 12/31

(Must be 12 consecutive months.)

8.	Short Plan Year:	:	___/___/_____ to ___/___/_____

9.	Plan Agent:	:	Eureka Bank
3455 Forbes Avenue at McKee Place
Pittsburgh, PA 15213
(412) 681-8400

10.	Plan Administrator:	:	Eureka Bank
3455 Forbes Avenue at McKee Place
Pittsburgh, PA 15213
(412) 681-8400

11.	Plan Administrator ID Number:	:	25-0467870

12.	Plan Trustees:	:

Edward F. Seserko
Gary B. Pepper

13.	IRS Determination Letter Date:	:	12/17/1993
(Leave blank for a new plan.)

14.	IRS File Folder Number:	:	521027980
(Leave blank for a new plan.)

15.	Legal Organization of Employer:
☐ a.	Sole Proprietorship

☐ b.	Partnership

X c.	C Corporation

☐ d.	S Corporation

☐ e.	Limited Liability Company (LLC)

☐ f.	Limited Liability Partnership (LLP)

☐ g.	Not for Profit Corporation

☐ h.	Professional Service Corporation

☐ i.	Other: ___________________________________

(Must be legal entity recognized under federal income tax laws)
16.	Business Code: : 522120

(as used on Form 5500; 6 digit NAICS)

17.	State of Legal Construction: : Pennsylvania

18.	Date Business Commenced: : 01/01/1886

19.	Other Members of a Controlled Group or Affiliated Service Group: :

(Only participating members should sign the Adoption Agreement. May check both controlled group and affiliated service group.)
☐	Controlled Group: (List Participating Members)

☐	Affiliated Service Group: (List Participating Members)

PART II. The Plan contains certain design features intended to provide the statutory requirement or most commonly adopted feature but permits the selection of alternative features. Unless specifically provided to the contrary, only one selection may be made for each design category. Section references are to the Plan or the Trust. All capitalized terms are defined in the Plan or Trust.
A.	Eligibility and Service Provisions
A1.	Eligible Employees — All Employees, including Employees of certain related businesses and Leased Employees are eligible except for certain members of a collective bargaining unit and non-resident aliens. An Employer that is a member of a controlled group or affiliated service group must adopt this Plan for its Employees to be eligible to participate in this Plan. (Select all applicable.)(Exclusions other than a., d. and k. are not safe harbor and are subject to non-discrimination testing.)
X a.	All Employees are eligible except members of a collective bargaining unit and non-resident aliens

☐ b.	Include members of collective bargaining unit

☐ c.	Include non-resident aliens

☐ d.	Exclude Employees acquired in a Code section 410(b)(6)(C) transaction

☐ e.	Exclude Highly Compensated Employees

☐ f.	Exclude Self-Employed Individuals

☐ g.	Exclude Employees whose compensation is based solely on commissions

☐ h.	Exclude Employees that are paid on an hourly basis

☐ i.	Exclude Employees that have a stated salary and are not paid on an hourly basis

☐ j.	Exclude Employees who are not eligible for Employer-provided health and welfare benefits

☐ k.	Exclude Employees not covered by a collective bargaining agreement with the following unions: ________________________________________

☐ l.	Other — Specify:

(May not use employee classification that indirectly imposes an Hours of Service requirement (i.e., part-time, seasonal or temporary.)) (Cannot discriminate in favor of Highly Compensated Employees.)
A2.	Highly Compensated Employee Determination — Highly Compensated Employee means any Employee who: (1) was a 5-percent owner at any time during the year or the preceding year, or (2) for the preceding year had compensation from the Employer in excess of $80,000 (as adjusted by the Secretary pursuant to Code section 415(d)) and, if the Employer so elects, was in the Top-Paid Group for the preceding year. The Top-Paid Group Election and the Calendar Year Data Election must apply consistently to the determination years of all plans of the Employer. (Select all applicable.)
X a.	Plan Provision

☐ b.	Top-Paid Group Election — Highly Compensated Employee determination limited to top 20% of Employees by pay.

☐ c.	Calendar Year Data Election — Method for determining greater than $80,000 in compensation (as adjusted by the Secretary pursuant to Code section 415(d)), uses compensation paid during the calendar year beginning with or within the Look-Back Year. (Not available for calendar year plans)

A3.	Eligibility Computation Period — The initial Eligibility Computation Period begins on the Employment Commencement Date and ends on the anniversary thereof. The Eligibility Computation Periods subsequent to the initial Eligibility Computation Period:
☐ a.	Continue to be based on the Employment Commencement Date.

X b.	Are the Plan Years beginning with the first Plan Year commencing prior to the first anniversary of the Employment Commencement Date.
A4.	Hour of Service — Service is credited on the basis of actual hours for which the Employee is paid or entitled to payment. In the event the Employer does not maintain records of the actual hours service credit is given on the basis of: (Select one even if records are normally maintained as a fail safe.)
X a.	Days Worked — An Employee will be credited with 10 Hours of Service if he is credited with at least 1 Hour of Service during the day.

☐ b.	Weeks Worked — An Employee will be credited with 45 Hours of Service if he is credited with at least 1 Hour of Service during the week.

☐ c.	Semi-Monthly or Two-Week Payroll Period — An Employee will be credited with 95 Hours of Service if he is credited with at least 1 Hour of Service during the payroll period.

☐ d.	Months Worked — An Employee will be credited with 190 Hours of Service if he is credited with at least 1 Hour of Service during the month.

☐ e.	The Elapsed Time Method.
A5.	Service with Predecessor Employers/Prior Employers — Service with Predecessor Employers is treated as service for the Employer if the Employer maintains the plan of the Predecessor Employer. In all other cases predecessor service is granted as specified below. Where applicable, identify the Predecessor Employer(s) and any document(s) that provide(s) for the crediting of service with such predecessor(s).
X a.	No predecessor service is being granted.

☐ b.	Service with the following entities shall be credited as service under this Plan:

________________________________________

Service with the above entities has been determined under the terms of the following documents, if any:

________________________________________

Service counted for (select all applicable):
☐ b.1.	Eligibility

☐ b.2.	Vesting

☐ b.3.	Contribution Allocations
☐ c.	Service with the following prior employers shall be credited as service under this Plan:

________________________________________

Service counted for (select all applicable):
☐ c.1.	Eligibility

☐ c.2.	Vesting

☐ c.3.	Contribution Allocations
A6.	Elective Deferral Eligibility Requirements (Section 2.1.1.) — An Employee is eligible to participate in Elective Deferral portions of the Plan if he satisfies the following requirements during the Eligibility Computation Period. (Select all applicable. Selecting more than one option means that an Employee must meet all indicated requirements for eligibility, except for option d. Option d. overrides any other requirement.)
☐ a.	No age or service required.

X b.	Minimum age of 21 years. (Not to exceed 21. Partial years may be used.)

X c.	Service requirement (select one):
X c.1.	Minimum of one (1) Year of Service. An Employee completes a Year of Service on the last day of the Eligibility Computation Period selected in Item A3 during which he works at least 1000 Hours of Service UNLESS you select either of the following:
☐ c.1.A.	____ Hours of Service required (Cannot exceed 1000 hours).

☐ c.1.B.	An Employee shall be eligible to enter the Plan as soon as he works the required hours, not at the end of the Eligibility Computation Period.
☐ c.2.	Minimum of ____ months of service — use Elapsed Time Method. (Cannot require more than 12 consecutive months. An Employee cannot be required to complete any specified number of Hours of Service.)

☐ c.3.	Minimum of ____ calendar months of service in which the Employee is credited with ____ Hours of Service in each month. Any Employee that completes one Year of Service shall also be eligible to enter the Plan.
☐ d.	Employed on ___/___/____. Select either or both of the following if Employees must also meet the eligibility requirements selected above:
☐ d.1.	Age requirement
☐ d.2.	Service requirement (If not selected, Employees that would otherwise never work 1000 hours per year will enter the Plan.)
Employees who meet these requirements shall enter the Plan as of:
☐ d.3.	___/___/____. (Prior to next Plan Entry Date)

☐ d.4.	The Effective Date of this document.

☐ d.5.	The next Plan Entry Date.
A7.	Non-Elective Contributions Eligibility Requirements (Section 2.1.1.) - An Employee is eligible to participate in the Non-Elective Contribution portion of the Plan if he satisfies the following requirements during the Eligibility Computation Period. (Select all applicable. Selecting more than one option means that an Employee must meet all indicated requirements for eligibility, except for option f. Option f. overrides any other requirement.)

☐ a.	Not applicable — Non-Elective Contributions are not permitted.

X b.	Use the eligibility requirements selected for Elective Deferrals in Section A.6. above.

☐ c.	No age or service required.

☐ d.	Minimum age of ____ years. (Not to exceed 21. Partial years may be used.)

☐ e.	Service requirement (select one):
☐ e.1.	Minimum of ___ Years of Service. (Cannot require more than 2 years. If 2 years is selected, must select full and immediate vesting. Use whole years only.) An Employee completes a Year of Service on the last day of the Eligibility Computation Period selected in Item A3 during which he works at least 1000 Hours of Service UNLESS you select either of the following:
☐ e.1.A.	____ Hours of Service required (Cannot exceed 1000 hours).

☐ e.1.B.	An Employee shall be eligible to enter the Plan as soon as he works the required hours, not at the end of the Eligibility Computation Period.
☐ e.2.	Minimum of ____ months of service — use Elapsed Time Method. (Cannot require more than 24 consecutive months. If more than 12 months is selected, must select full and immediate vesting. An Employee cannot be required to complete any specified number of Hours of Service.)

☐ e.3.	Minimum of ____ calendar months of service in which the Employee is credited with _______ Hours of Service in each month. Any Employee that completes one Year of Service shall also be eligible to enter the Plan.
☐ f.	Employed on __//_/___. Select either or both of the following if Employees must also meet the eligibility requirements selected above:
☐ f.1.	Age requirement

☐ f.2.	Service requirement (If not selected, Employees that would otherwise never work 1000 hours per year will enter the Plan.)
Employees who meet these requirements shall enter the Plan as of:
☐ f.3.	__//_/___. (Prior to next Plan Entry Date)

☐ f.4.	The Effective Date of this document.

☐ f.5.	The next Plan Entry Date.
A8.	Matching Contributions Eligibility Requirements (Section 2.1.1.) - An Employee is eligible to participate in the Matching Contributions portion of the Plan if he satisfies the following requirements during the Eligibility Computation Period. (Select all applicable. Selecting more than one option means that an Employee must meet all indicated requirements for eligibility, except for option f. Option f. overrides any other requirement.)
☐ a.	Not applicable — Matching Contributions are not permitted.

☐ b.	Use the eligibility requirements selected for:
☐ b.1.	Elective Deferrals in Section A.6. above.

☐ b.2.	Non-Elective Contributions in Section A.7. above.

☐ c.	No age or service required.

X d.	Minimum age of 21 years. (Not to exceed 21. Partial years may be used.)

X e.	Service requirement (select one):
X e.1.	Minimum of 1 Years of Service. (Cannot require more than 2 years. If 2 years is selected, must select full and immediate vesting. Use whole years only.) An Employee completes a Year of Service on the last day of the Eligibility Computation Period selected in Item A3 during which he works at least 1000 Hours of Service UNLESS you select either of the following:
☐ e.1.A.	____ Hours of Service required (Cannot exceed 1000 hours).

☐ e.1.B.	An Employee shall be eligible to enter the Plan as soon as he works the required hours, not at the end of the Eligibility Computation Period.
☐ e.2.	Minimum of ____ months of service — use Elapsed Time Method. (Cannot require more than 24 consecutive months. If more than 12 months is selected, must select full and immediate vesting. An Employee cannot be required to complete any specified number of Hours of Service.)

☐ e.3.	Minimum of ____ calendar months of service in which the Employee is credited with ____ Hours of Service in each month. Any Employee that completes one Year of Service shall also be eligible to enter the Plan.
☐ f.	Employed on __//_/___. Select either or both of the following if Employees must also meet the eligibility requirements selected above:
☐ f.1.	Age requirement

☐ f.2.	Service requirement (If not selected, Employees that would otherwise never work 1000 hours per year will enter the Plan.)
Employees who meet these requirements shall enter the Plan as of:
☐ f.3.	__//_/___. (Prior to next Plan Entry Date)

☐ f.4.	The Effective Date of this document.

☐ f.5.	The next Plan Entry Date.
A9.	Break in Service — A Break in Service occurs if an Employee fails to complete more than 500 Hours of Service during the applicable computation period unless a lesser number is specified. This provision will apply UNLESS you select one of the following:
☐ a.	A Break in Service will occur if the Employee fails to complete more than ___ (not to exceed 500) Hours of Service.

☐ b.	Break occurs after a one year period of severance under the Elapsed Time Method.
NOTE:	A Year of Service and a Break in Service must be measured on the same computation period. A Break in Service for vesting purposes must use the same computation period used to determine a Year of Vesting Service.
A10.	Entry Date — Elective Deferrals — Section 2.1.2 provides that an Employee who satisfies the eligibility requirements enters the Plan on the Entry Date. The Entry Date for Elective Deferrals is:

☐ a.	Semiannual - First Entry Date: ___/___ or the date 6 months later, coincident with or next following satisfaction of the eligibility requirements.

☐ b.	Quarterly - First Entry Date: ___/___ and the same day of the month occurring in each successive 3-month period, coincident with or next following satisfaction of the eligibility requirements.

X c.	Monthly - The first day of each calendar month of the Plan Year, coincident with or next following satisfaction of the eligibility requirements.

☐ d.	First day of Plan Year coincident with or next following satisfaction of the eligibility requirements, but in no event later than ___ months (not to exceed 6) after satisfaction of the requirements.

☐ e.	First day of the next Plan Year after satisfaction of the eligibility requirements, but in no event later than ___ months (not to exceed 6) after satisfaction of the requirements.

☐ f.	First day of the ______ month (not more than 6) after satisfaction of the eligibility requirements, but in no event later than the first day of the next Plan Year.

☐ g.	The ☐ first or the ☐ last day of the Plan Year in which the eligibility requirements are satisfied. (If “last” is used, eligibility requirements, item A.6. above, cannot exceed 6 months of service and age 20-1/2.)

☐ h.	First day of the Plan Year nearest to the date the eligibility requirements are satisfied.

☐ i.	First day of the Plan Year coincident with or next following the date the eligibility requirements are satisfied, but in no event later than 6 months after satisfying the eligibility requirements.

☐ j.	First day of the Plan Year coincident with or next following the satisfaction of the eligibility requirements. (Eligibility requirements, item A.6. above, cannot exceed 6 months of service and age 20-1/2.)

☐ k.	Anniversary Date coincident with or next following the satisfaction of the eligibility requirements but in no event later than the first day of the next Plan Year or 6 months after satisfying the eligibility requirements.

☐ l.	Anniversary Date of the Plan Year in which the eligibility requirements are satisfied, but in no event later than 6 months after satisfying the eligibility requirements.

☐ m.	Date of satisfaction of the eligibility requirements.
NOTE:	The Entry Date should be coordinated with the Compensation Computation Period of Part II.C.3.
Question A11 is completed only if the Plan permits Non-Elective Contributions.
A11.	Entry Date — Non-Elective Contributions — Section 2.1.2 provides that an Employee who satisfies the eligibility requirements enters the Plan on the Entry Date. The Entry Date for Non-Elective Contributions is:
☐ a.	Semiannual - First Entry Date: ___/___ or the date 6 months later, coincident with or next following satisfaction of the eligibility requirements.

☐ b.	Quarterly - First Entry Date: ___/___ and the same day of the month occurring in each successive 3-month period, coincident with or next following satisfaction of the eligibility requirements.

X c.	Monthly - The first day of each calendar month of the Plan Year, coincident with or next following satisfaction of the eligibility requirements.

☐ d.	First day of the Plan Year coincident with or next following the satisfaction of the eligibility requirements, but in no event later than ___ months (not to exceed 6) after satisfaction of the requirements.

☐ e.	First day of the next Plan Year after satisfaction of the eligibility requirements, but in no event later than ___ months (not to exceed 6) after satisfaction of the requirements.

☐ f.	First day of the ______ month (not more than 6) after satisfaction of the eligibility requirements, but in no event later than the first day of the next Plan Year.

☐ g.	The ☐ first or the ☐ last day of the Plan Year in which the eligibility requirements are satisfied. (If “last” is used, eligibility requirements, item A.7. above, cannot exceed 6 months of service and age 20-1/2 or 18 months of service and age 20-1/2 with immediate (100%) vesting.)

☐ h.	First day of the Plan Year nearest to the date the eligibility requirements are satisfied.

☐ i.	First day of the Plan Year coincident with or next following the date the eligibility requirements are satisfied, but in no event later than 6 months after satisfying the eligibility requirements.

☐ j.	First day of the Plan Year coincident with or next following the satisfaction of the eligibility requirements. (Eligibility requirements, item A.7. above, cannot exceed 6 months of service and age 20-1/2 or 18 months of service and age 20-1/2 with immediate (100%) vesting.)

☐ k.	Anniversary Date coincident with or next following the satisfaction of the eligibility requirements but in no event later than the first day of the next Plan Year or 6 months after satisfying the eligibility requirements.

☐ l.	Anniversary Date of the Plan Year in which the eligibility requirements are satisfied, but in no event later than 6 months after satisfying the eligibility requirements.

☐ m.	Date of satisfaction of the eligibility requirements.
NOTE:	The Entry Date should be coordinated with the Compensation Computation Period of Part II.C.3.
Question A12 is completed only if the Plan permits Matching Contributions.
A12.	Entry Date — Matching Contributions — Section 2.1.2 provides that an Employee who satisfies the eligibility requirements enters the Plan on the Entry Date. The Entry Date for Matching Contributions is:
☐ a.	Semiannual - First Entry Date: ___/___ or the date 6 months later, coincident with or next following satisfaction of the eligibility requirements.

☐ b.	Quarterly - First Entry Date: ___/___ and the same day of the month occurring in each successive 3-month period, coincident with or next following satisfaction of the eligibility requirements.

X c.	Monthly - The first day of each calendar month of the Plan Year, coincident with or next following satisfaction of the eligibility requirements.

☐ d.	First day of Plan Year coincident with or next following satisfaction of the eligibility requirements, but in no event later than ___ months (not to exceed 6) after satisfaction of the requirements.

☐ e.	First day of the next Plan Year after satisfaction of the eligibility requirements, but in no event later than ___ months (not to exceed 6) after satisfaction of the requirements.

☐ f.	First day of the ______ month (not more than 6) after satisfaction of the eligibility requirements, but in no event later than the first day of the next Plan Year.

☐ g.	The ☐ first or the ☐ last day of the Plan Year in which the eligibility requirements are satisfied. (If “last” is used, eligibility requirements, item A.8. above, cannot exceed 6 months of service and age 20-1/2 or 18 months of service and age 20-1/2 with immediate (100%) vesting.)

☐ h.	First day of the Plan Year nearest to the date the eligibility requirements are satisfied.

☐ i.	First day of the Plan Year coincident with or next following the date the eligibility requirements are satisfied, but in no event later than 6 months after satisfying the eligibility requirements.

☐ j.	First day of the Plan Year coincident with or next following the satisfaction of the eligibility requirements. (Eligibility requirements, item A.8. above, cannot exceed 6 months of service and age 20-1/2 or 18 months of service and age 20-1/2 with immediate (100%) vesting.)

☐ k.	Anniversary Date coincident with or next following the satisfaction of the eligibility requirements but in no event later than the first day of the next Plan Year or 6 months after satisfying the eligibility requirements.

☐ l.	Anniversary Date of the Plan Year in which the eligibility requirements are satisfied, but in no event later than 6 months after satisfying the eligibility requirements.

☐ m.	Date of satisfaction of the eligibility requirements.
NOTE:	The Entry Date should be coordinated with the Compensation Computation Period of Part II.C.3.
A13.	Disability — The Plan requires the Adoption Agreement to specify the meaning of the term “Disability” and that an Employee or Participant is “Disabled” if he has a Disability. The Plan Administrator shall make all determinations in connection with such issues in a uniform, nondiscriminatory manner. An Employee or Participant has a “Disability” if:
(If the Plan provides any benefits based on Disability, select at least one. Selecting more than one option means that an Employee or Participant has a Disability if he meets any of the selected options.)
X a.	He suffers from a medically determinable physical or mental impairment that may be expected to result in death or to last for a continuous period of not less than 12 (not to exceed 12) months and that renders him incapable of performing his duties

☐ b.	The Social Security Administration has determined that he is eligible to receive Social Security disability benefits

☐ c.	He has begun to receive payments under the long term disability program or a comparable disability program maintained by the Employer

B. Date Provisions
B1.	Anniversary Date — The Anniversary Date is:
X a.	The last day of the Plan Year
☐ b.	The first day of the Plan Year
☐ c.	Other — Specify:
(Must be at least annually.)
B2.	Valuation Date — The Valuation Date is the date or dates on which the assets of the Trust Fund are valued and Participants’ Accounts determined. (Select all applicable.)
X a.	Last day of the Plan Year
☐ b.	Semiannually on the last day of each 6 month period beginning with the first day of the Plan Year
☐ c.	Quarterly on the last day of each 3 month period beginning with the first day of the Plan Year
☐ d.	Monthly on the last day of each calendar month of the Plan Year
☐ e.	Bi-Monthly beginning on the last day of the second month of the Plan Year and at two month intervals there after on the last day of the month
☐ f.	Semi-Monthly on the 15th day and last day of each calendar month
☐ g.	Weekly
☐ h.	Bi-Weekly
☐ i.	Last day of each pay period
☐ j.	Daily
X k.	Value individual investment accounts daily
B3.	Normal Retirement Age — For each Participant the Normal Retirement Age is:
☐ a.	Statutory: The later of age 65 or the fifth anniversary of participation in the Plan. For this purpose only, participation is assumed to commence as of the first day of the first Plan Year in which the Employee became a Participant.
X b.	Age 65 (not to exceed 65).
☐ c.	Age ____ and ___ Years of Service but in no event later than the later of age 65 or the 5th anniversary of participation.
☐ d.	Age ____ and ___ Years of Service while a Participant, but in no event later than the later of age 65 or the 5th anniversary of participation.
☐ e.	Sum of age and Years of Service equals ___, but in no event later than the later of age 65 or the 5th anniversary of participation.
☐ f.	Sum of age and Years of Participation equals ___, but in no event later than the later of age 65 or the 5th anniversary of participation.
☐ g.	Age ____ and the ___ anniversary of employment, but in no event later than the later of age 65 or the 5th anniversary of participation.
☐ h.	Age ____ and the ___ anniversary of actual participation in the Plan, but in no event later than the later of age 65 or the 5th anniversary of participation.

☐ i.	Other — Specify: ________________________________________, but in no event later than the later of age 65 or the 5th anniversary of participation. (Cannot discriminate in favor of Highly Compensated Employees.)
B4.	Normal Retirement Date — The Normal Retirement Date is:
X a.	The actual date Normal Retirement Age is attained.
☐ b.	The first day of the month in which Normal Retirement Age is attained.
☐ c.	The first day of the month nearest the date Normal Retirement Age is attained.
☐ d.	The first day of the month coincident with or next following the date Normal Retirement Age is attained.
☐ e.	Anniversary Date of the Plan Year in which Normal Retirement Age is attained.
☐ f.	Anniversary Date nearest the date Normal Retirement Age is attained.
☐ g.	Anniversary Date coincident with or next following the date Normal Retirement Age is attained.
☐ h.	Anniversary Date coincident with or next preceding the date Normal Retirement Age is attained.
☐ i.	The last day of the month in which Normal Retirement Age is attained.
☐ j.	The last day of the month nearest the date Normal Retirement Age is attained.
☐ k.	The last day of the month coincident with or next following the date Normal Retirement Age is attained.
B5.	Early Retirement Age — For each Participant, the Early Retirement Age is:
X a.	The Plan does not provide an Early Retirement Age. (Skip Question B6)
☐ b.	Age ____ (Not to exceed Normal Retirement Age).
☐ c.	Age ____ and ___ Years of Service. (Not to exceed Normal Retirement Age)
☐ d.	Age ____ and ___ Years of Service while a Participant. (Not to exceed Normal Retirement Age)
☐ e.	___ years prior to the Normal Retirement Age.
☐ f.	Sum of age and Years of Service equals ___. (Not to exceed Normal Retirement Age)
☐ g.	Sum of age and Years of Participation equals ___. (Not to exceed Normal Retirement Age)
☐ h.	Age ____ and the ___ anniversary of employment. (Not to exceed Normal Retirement Age)
☐ i.	Age ____ and the ___ anniversary of actual participation in the Plan. (Not to exceed Normal Retirement Age)
B6.	Early Retirement Date — The Early Retirement Date is:
☐ a.	The actual date Early Retirement Age is attained.
☐ b.	The first day of the month in which the Early Retirement Age is attained.
☐ c.	The first day of the month nearest the date Early Retirement Age is attained.
☐ d.	The first day of the month coincident with or next following the date Early Retirement Age is attained.
☐ e.	Anniversary Date of the Plan Year in which the Early Retirement Age is attained.
☐ f.	Anniversary Date nearest the date Early Retirement Age is attained.
☐ g.	Anniversary Date coincident with or next following the date Early Retirement Age is attained.

☐ h.	Anniversary Date coincident with or next preceding the date Early Retirement Age is attained.
☐ i.	The last day of the month in which the Early Retirement Age is attained.
☐ j.	The last day of the month nearest the date Early Retirement Age is attained.
☐ k.	The last day of the month coincident with or next following the date Early Retirement Age is attained.
B7.	Limitation Year — The Limitation Year for purposes of the limitation imposed by Code section 415 is:
X a.	The Plan Year.
☐ b.	Calendar year coinciding with or ending within the Plan Year.
☐ c.	Twelve consecutive month period ending ___/___.
☐ d.	Employer Fiscal Year ending with or within Plan Year. Employer Fiscal Year ends: ___/___.

C. Compensation
C1.	Compensation — For purposes of the Plan, a Participant’s Compensation is based on the Compensation Computation Period and shall be equal to: (Select a., b. or c., and any applicable inclusions or exclusions)
X a.	Compensation as defined for Wages, Tips and Other Compensation Box on Form W-2 (Plan Section 3.2.5(a)(i)). (Must include or exclude all of a.2 through a.7 for Code section 414(s) safe harbor compensation.)
Include: (Select either a.1. or any combination of a.2. through a.7)
X a.1.	All of the items listed in a.2 through a.7

☐ a.2.	402(h)(1)(B) (SEP deferrals)

☐ a.3.	125 (Cafeteria Plan)

☐ a.4.	Deemed Section 125 Compensation
☐ a.5.	132(f)(4) (Transportation)
☐ a.6.	402(e)(3) (401(k) and 403(b) deferrals)
☐ a.7.	457(b) deferrals.
☐ b.	Compensation as defined in Code section 3401(a) (Plan Section 3.2.5(a)(ii)). (Must include or exclude all of b.2 through b.7 for Code section 414(s) safe harbor compensation.)
Include: (Select either b.1. or any combination of b.2. through b.7)
☐ b.1.	All of the items listed in b.2 through b.7
☐ b.2.	402(h)(1)(B) (SEP deferrals)
☐ b.3.	125 (Cafeteria Plan)
☐ b.4.	Deemed Section 125 Compensation
☐ b.5.	132(f)(4) (Transportation)
☐ b.6.	402(e)(3) (401(k) and 403(b) deferrals)
☐ b.7.	457(b) deferrals.
☐ c.	Compensation as defined in Code section 415(c)(3) (Plan Section 3.2.5(a)(iii)). (Must include or exclude all of c.2 through c.7 for Code section 414(s) safe harbor compensation.)
Exclude: (Select either c.1. or any combination of c.2. through c.7)
☐ c.1.	All of the items listed in c.2 through c.7
☐ c.2.	402(h)(1)(B) (SEP deferrals)
☐ c.3.	125 (Cafeteria Plan)
☐ c.4.	Deemed Section 125 Compensation
☐ c.5.	132(f)(4) (Transportation)
☐ c.6.	402(e)(3) (401(k) and 403(b) deferrals)

☐ c.7.	457(b) deferrals.
C2.	Modifications to Compensation — For purposes of the Plan, unless defined elsewhere, a Participant’s Compensation shall (No exclusions permitted for Code section 414(s) safe harbor compensation.):
Exclude compensation that is:
X a.	overtime
X b.	commissions
X c.	discretionary bonuses
X d.	bonuses
☐ e.	taxable employee benefits
☐ f.	in excess of $________
☐ g.	other exclusion — Specify: ________________________________________.
(Cannot discriminate in favor of Highly Compensated Employees.)
NOTE:	Compensation for purposes of determining a Participant’s Actual Deferral Percentage and Actual Contribution Percentage, and for purposes of determining the Matching Contribution, and Safe Harbor Non-Elective Contribution, if any, may be different. (See Part II.D22. of this Adoption Agreement.)
C3.	Compensation Computation Period: (Select all applicable.)
a.	For Non-Elective Contributions:
X a.1.	The Plan Year
☐ a.2.	The Limitation Year
☐ a.3.	The calendar year ending with or within the Plan Year
☐ a.4.	The period based upon ☐ Pay period, ☐ Monthly, ☐ Bi-monthly,
☐ Quarterly, ☐ Semi-Annually, ☐ Bi-weekly, ☐ Weekly periods ending with or within the Plan Year
☐ a.5.	The twelve consecutive month period ___/___ to ___/___ ending with or within the Plan Year. (For Employees whose Employment Commencement Date is less than 12 months before the end of the 12-month period designated, Compensation will be determined over the Plan Year)
X a.6.	Compensation for initial Plan Year of Participation:
X 6.A.	From Entry Date as a Participant
☐ 6.B.	For the 12 month period ending in the initial year of participation.
b.	For Elective Deferrals:

☐ b.1.	The Plan Year

☐ b.2.	The Limitation Year

☐ b.3.	The calendar year ending with or within the Plan Year

X b.4.	The period based upon X Pay period, ☐ Monthly, ☐ Bi-monthly,

☐ Quarterly, ☐ Semi-Annually, ☐ Bi-weekly, ☐ Weekly periods ending with or within the Plan Year

☐ b.5.	The twelve consecutive month period ___/___ to ___/___ ending with or within the Plan Year. (For Employees whose Employment Commencement Date is less than 12 months before the end of the 12-month period designated, Compensation will be determined over the Plan Year)

X b.6.	Compensation for initial Plan Year of Participation:
X 6.A.	From Entry Date as a Participant

☐ 6.B.	For the 12 month period ending in the initial year of participation.
     c. For Matching Contributions:
☐ c.1.	The Plan Year

☐ c.2.	The Limitation Year

☐ c.3.	The calendar year ending with or within the Plan Year

X c.4.	The period based upon X Pay period, ☐ Monthly, ☐ Bi-monthly,

☐ Quarterly, ☐ Semi-Annually, ☐ Bi-weekly, ☐ Weekly periods ending with or within the Plan Year

☐ c.5.	The twelve consecutive month period ___/___ to ___/___ ending with or within the Plan Year. (For Employees whose Employment Commencement Date is less than 12 months before the end of the 12-month period designated, Compensation will be determined over the Plan Year)

X c.6.	Compensation for initial Plan Year of Participation:
X 6.A.	From Entry Date as a Participant

☐ 6.B.	For the 12 month period ending in the initial year of participation.
C4.	Compensation for Elective Deferrals — Compensation for purposes of determining the Elective Deferral shall be based upon Compensation of Part II.C.1., except as follows: (No exclusions permitted for Code section 414(s) safe harbor compensation.)
Exclude compensation that is:

X a.	overtime

X b.	commissions

X c.	discretionary bonuses

X d.	bonuses

☐ e.	taxable employee benefits

☐ f.	in excess of $________

☐ g.	other exclusion — Specify: _____________________________.
(Cannot discriminate in favor of Highly Compensated Employees.)

C5.	Compensation for Matching Contribution — Compensation for purposes of the allocation of the Matching Contribution shall be based upon Compensation of Part II.C.1., except as follows: (No exclusions permitted for Code section 414(s) safe harbor compensation.)

Exclude compensation that is:

X a.	overtime

X b.	commissions

X c.	discretionary bonuses

X d.	bonuses

☐ e.	taxable employee benefits

☐ f.	in excess of $________

☐ g.	other exclusion — Specify: _____________________________.
(Cannot discriminate in favor of Highly Compensated Employees.)
C6.	Compensation for Code Sections 415 and 416 — Compensation for purposes of the Annual Additions Limitation and Top-Heavy purposes (Based upon the Limitation Year):
X a.	Compensation as defined for Wages, Tips and Other Compensation Box on Form W-2 (Plan Section 2.6.2(b)(i) and 3.2.5(a)(i)).

☐ b.	Compensation as defined in Code section 3401(a) (Plan Section 2.6.2(b)(ii) and 3.2.5(a)(ii)).

☐ c.	Compensation as defined in Code section 415(c)(3) (Plan Section 2.6.2(b)(iii) and 3.2.5(a)(iii)).
Deemed Section 125 Compensation

X d.	Include Deemed Section 125 Compensation for purposes of the definition of Compensation.

☐ e.	Exclude Deemed Section 125 Compensation for purposes of the definition of Compensation.

D. Contribution and Allocation
D1.	Elective Deferrals — (Select all applicable.)
X a.	No limits on Elective Deferrals

☐ b.	Elective Deferrals must be at least ______% of Compensation.

☐ c.	Elective Deferrals cannot exceed ______% of Compensation. (May not be less than 75%)

☐ d.	HCEs may defer up to ______% of Compensation

☐ e.	Elective Deferrals must be at least $______ (Must be a de minimis amount)
☐ e.1.	Per pay period

☐ e.2.	Per Plan Year
X f.	Bonuses: (Select all applicable)
☐ f.1.	Bonuses are subject to deferral election.

X f.2.	Bonuses are not subject to deferral election.

☐ f.3.	A special election shall be provided for bonuses.

☐ f.4.	Bonuses paid within 2-1/2 months after the end of the Plan Year shall be subject to the deferral election for the prior Plan Year.
☐ g.	May not make Elective Deferrals if:
☐ g.1.	Highly Compensated Employee

☐ g.2.	Other excluded group -Specify: ____________________ (Cannot discriminate in favor of Highly Compensated Employees.)
D2.	Automatic Compensation Reduction (ACR) (Section 2.2.2(b))
X a.	Not permitted.

☐ b.	The automatic Compensation reduction under Section 2.2.2(b) shall be equal to _____% of Compensation. (Select one)
☐ b.1.	Apply to new Participants.

☐ b.2.	Apply to current Participants without an election.

☐ b.3.	Apply to all Participants with prior year elections that are less than the automatic reduction percentage.
☐ c.	Annual Increase in a Participant’s ACR shall be ___% up to a maximum ACR of ___% Compensation.
D3.	Catch-up Contributions (Section 2.2.2(c))
☐ a.	Not applicable — No Catch-up Contributions permitted.

X b.	Catch-up Contributions are permitted after December 31, 2001 (Enter December 31, 2001 or a later date.)

☐ c.	Catch-up Contributions will not be matched (Note: Exclusion of Catch-up Contributions from match calculations may result in difficult calculation problems.)
D4.	Roth Deferrals (after-tax 2.2.2(a))
X a.	Not applicable — No Roth Deferrals permitted

☐ b.	Roth Deferrals are permitted after ___/___/_____ (Enter December 31, 2005 or a later date.)

☐ c.	Roth Deferrals are permitted after ___/___/_____ (Enter December 31, 2005 or a later date.) A Participant’s deferrals must be either all Roth or all pre-tax.

☐ d.	Roth Deferrals will not be matched.
D5.	Deemed Individual Retirement Account
X a.	Not applicable — No Deemed IRAs permitted

☐ b.	Deemed IRAs permitted after ___/___/_____ (Enter December 31, 2005 or a later date.)
☐ b.1.	Pre-tax IRA

☐ b.2.	After-tax Roth IRA
D6.	Voluntary Employee Contributions (After-Tax Only) — Section 2.2.3
X a.	Plan does not permit Voluntary Employee Contributions

☐ b.	Plan permits Voluntary Employee Contributions
☐ b.1.	Match Voluntary Employee Contributions in same manner as Elective Deferrals

☐ b.2.	Do not match Voluntary Employee Contributions
D7.	Requirement to Share in Non-Elective Contribution Allocation — In order to share in the allocation of the Employer’s Non-Elective Contribution for the Plan Year, a Participant: (Select all applicable. Does not apply to CODA Safe Harbor Contribution. See Part II.D.17.)
☐ a.	Not applicable — No Non-Elective Contributions.

☐ b.	May not share in Non-Elective Contribution if:
☐ b.1.	Highly Compensated Employee

☐ b.2.	Key Employee

☐ b.3.	Other excluded group — Specify: ____________________ (Cannot discriminate in favor of Highly Compensated Employees.)
☐ c.	Will be eligible regardless of Hours of Service

☐ d.	Must complete ____ Hours of Service (cannot exceed 1000)

☐ e.	Must complete ____ Hours of Service (cannot exceed 1000), or be employed on the last day of the Plan Year

X f.	Must complete 1000 (cannot exceed 1000) Hours of Service and be employed at Plan Year end

☐ g.	Elapsed Time Method — substitute one of the following in lieu of an hours requirement:
☐ g.1.	___ consecutive calendar days (not to exceed 365).

☐ g.2.	____ consecutive calendar months (not to exceed 12).
X h.	Regardless of the selections in D.7.d-g., a Participant will be eligible:
X h.1.	If the Participant dies during the Plan Year:
X 1.A.	No hours requirement.

☐ 1.B.	Only if the Participant meets Hours of Service requirement.
X h.2.	If the Participant retires during the Plan Year:
X 2.A.	No hours requirement.

☐ 2.B.	Only if the Participant meets Hours of Service requirement.
X h.3.	If the Participant becomes Disabled during the Plan Year:
X 3.A.	No hours requirement.

☐ 3.B.	Only if the Participant meets Hours of Service requirement.
X i.	Contributions on Behalf of Disabled Participants. — The Employer: (Select one of i.1., i.2., or i.3., and if i.2. or i.3. is selected, must select i.4.)
X i.1.	Will not make contributions on behalf of Disabled Participants based on imputed Compensation.

☐ i.2.	Will make contributions on behalf of Disabled Participants who are not Highly Compensated Employees on the basis of the Compensation each such Participant would have received for the Limitation Year if the Participant had been paid at the rate of Compensation paid immediately before becoming Disabled. Such imputed Compensation for the Disabled Participant may be taken into account only if the contributions made on behalf of such Participant will be nonforfeitable when made. Compensation will mean Compensation as the term is defined in Part I, Article II.

☐ i.3.	Will make contributions on behalf of Disabled Participants on the basis of the Compensation each such Participant would have received for the Limitation Year if the Participant had been paid at the rate of Compensation paid immediately before becoming Disabled. Such imputed Compensation for the Disabled Participant may be taken into account only if the contributions made on behalf of such Participant will be nonforfeitable when made. Compensation will mean Compensation as the term is defined in Part I, Article II.

Note: If i.2 or i.3. is selected, must complete i.4 below and must select E.3.f.3. and E.3.l.3., 100% vesting for Disabled Participants.

☐ i.4.	Contributions for Disabled Participants based on imputed Compensation shall:
☐ i.4.A.	Be made for only the Plan Year in which he becomes Disabled

☐ i.4.B.	Be made for ___ Plan Years provided he continues to be Disabled

☐ i.4.C.	Be made until the end of the Plan Year in which he attains Early Retirement Age
☐ i.4.D.	Be made until the end of the Plan Year in which he attains Normal Retirement Age
☐ j.	To satisfy the minimum coverage requirements of Code section 410(b), the Employer elects to apply the Fail Safe Allocation provisions of Section 2.3.8.
D8.	Non-Elective Contribution — The Employer’s Non-Elective Contribution to the Plan shall be: (If you select one of b. through f., you may also select g. and h.)
☐ a.	Not applicable — Non-Elective Contributions are not permitted.

☐ b.	Discretionary, out of profits.

X c.	Discretionary, but not limited to profits.

☐ d.	Discretionary, but not limited to profits, by Employee Classification defined in D.9.e. below.

☐ e.	Discretionary, but not limited to profits, by Employee Classification; each Participant is a separate class.

☐ f.	An amount necessary to meet the allocation requirements in D9 below.

☐ g.	Prevailing Wage Contribution — This contribution shall be determined pursuant to the Davis Bacon Act or any other Federal, State, or Municipal prevailing wage law. All contributions must be 100% vested at all times, and shall be made on a timely basis as required by the various acts. No age or service requirement under this Plan shall apply to this contribution. (Must attach prevailing wage schedule.)
☐ g.1.	This contribution will be treated as a QNEC and will be added to any other Non-Elective Contribution made to the same Participants.

☐ g.2.	This contribution will be treated as a QNEC and will reduce any other Non-Elective Contribution made to the same Participants.
☐ h.	Top-Heavy — In the event the Plan is Top-Heavy the Employer will, if necessary, make an additional contribution to meet the Top-Heavy requirements.
D9.	Allocation Method — The Employer Non-Elective Contribution is allocated to Participants on the basis selected below. (If you select one of b. through i., you may also select j.) (Does not apply to CODA Safe Harbor Contributions. See Part II.D.17.)
☐ a.	Not applicable — No Non-Elective Contributions.

☐ b.	Proportionate to salary — Based upon each Participant’s Compensation in proportion to the Compensation of all Participants.

X c.	Integrated with Social Security — see Sections 2.3.2 and 2.3.5. (Also select one of k. through p., below.)
☐ c.1.	Use Steps One through Four in Section 2.3.5 of Plan in all cases.

X c.2.	Use Steps One through Four in Section 2.3.5 of Plan only when Plan is Top-Heavy.

☐ c.3.	Use Steps Three and Four in all cases. Top-Heavy adjustments shall be made pursuant to Section 2.3.5(b).

☐ c.4.	Limit disparity to _____% (Use when limiting disparity to less than the Maximum Permitted Disparity.)
☐ d.	Age-Weighted: Each eligible Participant shall receive an allocation equal to a percentage of the Non-Elective Contribution for the Plan Year, such percentage to equal the ratio that the present value of a monthly Straight Life Annuity, payable at Normal Retirement Age, of one (1%) percent of his Compensation for the Plan Year bears to the present value of such annuities for all eligible Participants for that Plan Year.
The present value of a Participant’s Straight Life Annuity equals one (1%) of his Compensation for the Plan Year multiplied by the applicable factor in Table I (based on the Participant’s Normal Retirement Age) and the applicable factor in Table II (based on the number of years the Participant’s Normal Retirement Age exceeds the Participant’s current age) at the end of the Basic Plan Document. These factors are based on the interest rate(s) and mortality table set forth below:
Present value factors are based on:

Normal Retirement Age	Pre-retirement interest rate:	Post-retirement interest rate:

☐ 7.50%	☐ 7.50%
☐ 8.00%	☐ 8.00%
☐ 8.50%	☐ 8.50%
Post-Retirement Mortality

☐ UP-84 (unisex)	☐ 71 GAM — female	☐ 83 GAM — female
☐ 71 IAM — male	☐ 83 IAM — male	☐ 83 GAM — blended 50/50
☐ 71 IAM — female	☐ 83 IAM — female	☐ 94 GAR (unisex)
☐ 71 GAM — male	☐ 83 GAM — male
☐ e.	Participant Group Allocation. Plan Participants will be divided into the following groups (one or more) with the same allocation ratio:
Specify groups by classification of Participant, including both HCEs and NHCEs:

Classification	Description
A

B

C

D

E

F

G

H

I

J

A list of each classification and the associated percentage or dollar amount shall be prepared for each Plan Year and provided to the Plan Administrator or Trustee not later than the time prescribed by law for filing the return for such applicable taxable year (including any extensions), and shall be maintained as part of the administrative records of the Plan.
NOTE: (The specific categories of participants should be such that resulting allocations are provided in a definite predetermined formula that complies with 1.401- 1(b)(1)(ii). The number of allocation rates must not exceed the maximum allowable number of allocation rates. HCEs may each be in separate allocation groups. Eligible NHCEs must be grouped using allocation rates specified in plan language. The grouping of eligible NHCEs must be done in a reasonable manner and should reflect a reasonable classification in accordance with 1.410(b)-4(b). Also, standard interest rate and standard mortality table assumptions in accordance with 1.401(a)(4)-12 must be used when testing the plan for satisfaction of nondiscrimination requirements. In the case of self-employed individuals (i.e., sole proprietorships or partnerships), the requirements of 1.401(k)-1(a)(6) continue to apply, and the allocation method should not be such that a cash or deferred election is created for a self-employed individual as a result of application of the allocation method.)
☐ f.	Participant Group Allocation Method. A Percentage of Compensation or Dollar Amount Per Participant. Each Eligible Employee of the Employer will constitute a “separate allocation group” for purposes of allocating contributions.

A list of each classification and the associated percentage or dollar amount shall be prepared for each Plan Year and provided to the Plan Administrator or Trustee not later than the time prescribed by law for filing the return for such applicable taxable year (including any extensions), and shall be maintained as part of the administrative records of the Plan.
NOTE:	The list must be updated on an annual basis prior to making the allocation.
NOTE:	(The specific categories of participants should be such that resulting allocations are provided in a definite predetermined formula that complies with 1.401- 1(b)(1)(ii). The number of allocation rates must not exceed the maximum allowable number of allocation rates. HCEs may each be in separate allocation groups. Eligible NHCEs must be grouped using allocation rates specified in plan language. The grouping of eligible NHCEs must be done in a reasonable manner and should reflect a reasonable classification in accordance with 1.410(b)-4(b). Also, standard interest rate and standard mortality table assumptions in accordance with 1.401(a)(4)-12 must be used when testing the plan for satisfaction of nondiscrimination requirements. In the case of self-employed individuals (i.e., sole proprietorships or partnerships), the requirements of 1.401(k)-1(a)(6) continue to apply, and the allocation method should not be such that a cash or deferred election is created for a self-employed individual as a result of application of the allocation method.)
☐ g.	Each Participant will receive: (Must select at least age or service.)
g.1. ______ points for each year of age.
g.2. ____ points for each Year of Service. A Year of Service for this purpose means ____ Hours of Service in an Eligibility Computation Period.
☐ 2.A.	All service.
☐ 2.B.	Service as a Participant.
☐ 2.C.	Service limited to _____ years.
g.3. ______ points for each $___ (not to exceed $200) of Compensation.

g.4. Each Participant will be limited to ________ total points.
Each Participant’s allocation shall bear the same relationship to the Employer Contribution as his or her total points bears to all points awarded.
☐ h.	A flat dollar amount that is the same for all Participants.
☐ i.	$________ per Hour of Service credited to each Participant for the Plan Year.
☐ i.1.	Do not limit Hours of Service
☐ i.2.	Limit Hours of Service in allocation to ____ hours.

☐ j.	The Prevailing Wage Contribution shall be allocated according to the attached prevailing wage schedule. (Must attach prevailing wage schedule.)
The Integration Level is equal to:
☐ k.	The Taxable Wage Base under section 230 of the Social Security Act in effect as of the first day of the Plan Year.
X l.	$20,000.00 (Not to exceed the Taxable Wage Base under section 230 of the Social Security Act in effect as of the first day of the Plan Year.)
☐ m.	_______% (Not to exceed 100) of the Taxable Wage Base under section 230 of the Social Security Act in effect as of the first day of the Plan Year.
☐ n.	The greater of $10,000 or 20% of the Taxable Wage Base under section 230 of the Social Security Act in effect as of the first day of the Plan Year.
☐ o.	80% of the Taxable Wage Base under section 230 of the Social Security Act in effect as of the first day of the Plan Year plus $1.00.
☐ p.	80% of the Taxable Wage Base under section 230 of the Social Security Act in effect as of the first day of the Plan Year rounded up to the next $1,000.
NOTE:	The Employer Contribution allocable to Compensation in excess of the Integration Level (IL) may not exceed 5.4% if the IL is more than 80% but less than 100% of the Taxable Wage Base (TWB) under section 230 of the Social Security Act in effect as of the first day of the Plan Year, and may not exceed 4.3% if the IL is greater than 20% of the TWB, but not more than 80% of the TWB, and greater than $10,000.

This Plan may not provide for permitted disparity if the Employer maintains any other plan that provides for permitted disparity or imputes permitted disparity and benefits any of the same Participants.
D10.	Requirement to Share in Matching Contribution Allocation — Those Participants eligible to share in the allocation of the Employer’s Matching Contribution for the Plan Year: (Select all applicable. Does not apply to CODA Safe Harbor Contribution. See Part II.D.17.)
☐ a.	Not applicable — No Matching Contributions.
☐ b.	May not share in Matching Contribution if:
☐ b.1.	Highly Compensated Employee
☐ b.2.	Key Employee
☐ b.3.	Other excluded group — Specify: ____________________ (Cannot discriminate in favor of Highly Compensated Employees.)
X c.	Will be eligible regardless of Hours of Service
☐ d.	Must complete ____ Hours of Service (cannot exceed 1000)
☐ e.	Must complete ____ Hours of Service (cannot exceed 1000), or be employed on the last day of the Plan Year
☐ f.	Must complete ____ (cannot exceed 1000) Hours of Service and be employed at Plan Year end
☐ g.	Elapsed Time Method — substitute one of the following in lieu of an hours requirement above:
☐ g.1.	___ consecutive calendar days (not to exceed 365).

☐ g.2.	____ consecutive calendar months (not to exceed 12).
X h.	Regardless of the selections in items D.10.d-g., a Participant will be eligible:
X h.1.	If the Participant dies during the Plan Year:
X 1.A.	No hours requirement.
☐ 1.B.	Only if the Participant meets Hours of Service requirement.
X h.2.	If the Participant retires during the Plan Year:
X 2.A.	No hours requirement.
☐ 2.B.	Only if the Participant meets Hours of Service requirement.
X h.3.	If the Participant becomes Disabled during the Plan Year:
X 3.A.	No hours requirement.
☐ 3.B.	Only if the Participant meets Hours of Service requirement.
☐ i.	To satisfy the minimum coverage requirements of Code section 410(b), the Employer elects to apply the Fail Safe Allocation provisions of Section 2.3.8.
D11.	Allocation Method for Matching Contributions — Matching Contributions shall be allocated to eligible Participants in an amount: (See Part II.D.17 for CODA Safe Harbor Provisions.)
☐ a.	Not applicable — No Matching Contributions.
☐ b.	Proportionate to the Elective Deferrals made on behalf of a Participant.
X c.	Based on a discretionary percentage allocated proportionate to Elective Deferrals or levels of deferrals or flat dollar amount allocated on a uniform basis to all Participants, as determined by the Employer.
☐ d.	Equal to _______% of the Elective Deferrals made on behalf of a Participant.
☐ e.	Graded based on the dollar amount of the Elective Deferral of each Participant as follows:

_______% of the first $_____ plus
_______% of the next $_____ plus
_______% of the next $_____ plus
_______% of the next $_____ plus
_______% thereafter
☐ f.	Graded based on a percentage of each Participant’s Compensation contributed as an Elective Deferral as follows:

_______% of the first _______% plus
_______% of the next _______% plus
_______% of the next _______% plus
_______% of the next _______% plus
_______% thereafter
☐ g.	Graded based on each Participant’s Years of Service or participation as follows:

☐ g.1.	Based on Service

☐ g.2.	Based on participation

Exceeding Matching Percentage

_____ years _______% plus

_____ years an additional _______% plus

_____ years an additional _______% plus

_____ years an additional _______% plus

_____ years an additional _______% plus

_____ years an additional _______%
☐ h.	Graded based on each Participant’s Years of Service or participation as follows:
☐ h.1.	Based on Service

☐ h.2.	Based on participation

Exceeding Matching Percentage

_____ years _______%

_____ years _______%

_____ years _______%

_____ years _______%

_____ years _______%

_____ years _______%
NOTE:	Graded percentages entered in e. through h. must decrease as percentage or amount of Elective Deferral increases in order to meet safe harbor requirements.
D12.	Limitations on Matching Contributions - The Employer shall not make Matching Contributions: (Select all applicable.)
X a.	Not applicable — No Matching Contribution or no limit.

☐ b.	With respect to Elective Deferrals in excess of ______% of a Participant’s Compensation.

☐ c.	In excess of $________ for any Participant.
D13.	Supplemental Discretionary Matching Contribution - Shall be allocated to eligible Participants in an amount:
X a.	Not applicable — No supplemental discretionary Matching Contribution.

☐ b.	Proportionate to the Elective Deferrals made on behalf of a Participant.

☐ c.	According to the method selected in D.11.b. through D.11.h. above.
D14.	Allocation Date for Non-Elective Contributions and Matching Contributions - For the purposes of this Plan, Non-Elective Contributions and Matching Contributions are allocated as of:
         Non-Elective Contributions
☐ a.	Not applicable — No Non-Elective Contribution.

X b.	The last day of the Plan Year.

☐ c.	The Valuation Date coincident with or next following the date the Non-Elective Contribution is made.

☐ d.	The Period selected in Part II.C.3. - The Compensation Computation Period.
☐ d.1.	No True-up

☐ d.2.	True-up to the current pay period for the Plan Year to date.

☐ d.3.	True-up at the end of the Plan Year.
☐ e.	Other — Specify: ________________________________________.

(Must be allocated at least annually.)
 Matching Contributions
☐ f.	Not applicable — No Matching Contribution.

☐ g.	The last day of the Plan Year.

☐ h.	The Valuation Date coincident with or next following the date the Matching Contribution is made.

X i.	The Period selected in Part II.C.3. - The Compensation Computation Period.
X i.1.	No True-up.

☐ i.2.	True-up to the current pay period for the Plan Year to date.

☐ i.3.	True-up at the end of the Plan Year.
☐ j.	Other — Specify: ________________________________________.
             (Must be allocated at least annually.)
D15.	Allocation of Qualified Non-Elective Contributions (“QNEC”) — (Select a. or b. If a. is selected, do not complete the remainder of this Section D.15. If you choose g. you must also choose one of e. or f.)
☐ a.	QNECs are not permitted.

X b.	QNECs shall be made at the Employer’s discretion.
QNECs shall be allocated: (Complete c. and d., if applicable.)
X  c. On behalf of:
☐ c.1.	All Participants.

X c.2.	Solely on behalf of Participants who are not Highly Compensated Employees.
X d.	Who are eligible to receive an allocation of:
☐ d.1.	Non-Elective Contributions.

X d.2.	Elective Deferrals.

☐ d.3.	Matching Contributions.
        QNECs shall be allocated:

☐ e.	In proportion to a Participant’s Compensation.

X f.	As a uniform dollar amount.

☐ g.	To the extent necessary to satisfy the ADP or ACP test, beginning with the lowest paid Non-Highly Compensated Employees.

Warning: To use the QNEC in the ADP or ACP test, you must comply with Reg. 1.401(k)-2(a)(6)(iv) or Reg. 1.401(m)-2(a)(6)(v), respectively, which require the QNEC to either be less than 5% of a Participant’s compensation or no more than twice a “representative contribution rate” determined by analyzing the QNECs provided to all Non-Highly Compensated Employees.
D16.	Allocation of Qualified Matching Contributions (“QMAC”) - (Select a. or b. If a. is selected, do not complete the remainder of this Section D.16. If you choose g. you must also choose one of e. or f.)
X a.	QMACs are not permitted.

☐ b.	QMACs shall be made at the Employer’s discretion.
QMACs shall be allocated: (Complete c. and d., if applicable.)
☐ c.	On behalf of:
☐ c.1.	All Participants.

☐ c.2.	Solely on behalf of Participants who are not Highly Compensated Employees.
☐ d.	Who are eligible to receive an allocation of:
☐ d.1.	Non-Elective Contributions.

☐ d.2.	Elective Deferrals.

☐ d.3.	Matching Contribution.
QMACs to those who have made an Elective Deferral shall be allocated:
☐ e.	As a uniform dollar amount.

☐ f.	As a uniform percentage of Elective Deferrals.

☐ g.	To the extent necessary to satisfy the ADP or ACP test, beginning with the lowest paid Non-Highly Compensated Employees.

Warning: To use the QMAC in the ADP or ACP test, you must comply with Reg. 1.401(k)-2(a)(6)(v) or Reg. 1.401(m)-2(a)(5)(ii), respectively, which require the matching rate to either be 100% or less or no more than twice a “representative matching rate” determined by analyzing the QMACs provided to all Non-Highly Compensated Employees.
Safe Harbor CODA Provisions
D17. Safe Harbor CODA Contributions - If D.17.a. is checked do not fill out D.18-D.22.
X a.	The Plan is not intended to satisfy the Safe Harbor CODA requirements.

☐ b.	The Safe Harbor CODA provisions of Part II Article IX of the Plan shall apply (Safe Harbor Option).

In any Plan Year in which this Plan is designated as a Safe Harbor CODA Plan under Part II Article IX:
☐ b.1.	Matching Contributions under Part II.D.11. of the Adoption Agreement shall be made (Non-Safe Harbor).

☐ b.2.	Matching Contributions under Part II.D.11. of the Adoption Agreement shall not be made (Safe Harbor).
D18.	ADP Test Safe Harbor Contribution — (Complete only if 17.b. is checked.) The Employer will make the following contributions for the Plan Year: (May select one of a., and b. if applicable, and must select one of c., d., e., f. or g., and h. if applicable.)
a.	Provide the ADP Test Safe Harbor Contribution to:

☐ a.1.	Each Participant who is eligible to make Elective Deferrals.

☐ a.2.	Each Participant eligible to make Elective Deferrals who is a Non-Highly Compensated Employee.

☐ a.3.	Each Participant eligible to make Elective Deferrals who is a Non-Highly Compensated Employee or a Non-Key Employee.
☐ b.	Participants who have not completed a Year of Service since their original Employment Commencement Date, or have not yet reached age 21, and are not employed on the earlier of the first day of the next Plan Year after meeting the preceding requirements or 6 months after meeting the preceding requirements, will not receive the ADP Safe Harbor Contribution.
The ADP Test Safe Harbor Contribution is:
☐ c.	The Basic Matching Contribution of 100% of the Elective Deferral that does not exceed 3% of Compensation, plus 50% of the Elective Deferral that exceeds 3% of Compensation but does not exceed 5% of Compensation.

☐ d.	An Enhanced Matching Contribution equal to 150 percent of the first 3% of Compensation deferred.

☐ e.	An Enhanced Matching Contribution equal to 100 percent of the first 4% of Compensation deferred.

☐ f.	An Enhanced Matching Contribution equal to the sum of:
f.1. _______% (not less than 100%) of the Participant’s Elective Deferrals that do not exceed _______% of Compensation, plus
f.2. _______% of the Elective Deferrals that exceed _______% of Compensation but do not exceed _______% of Compensation.
(In the second blank in f.1. and the second blank in f.2. insert a number that is equal to or greater than 3 but not greater than 6. The first and last blanks in f.2. must be completed so that, at any rate of Elective Deferrals, the Matching Contribution is at least equal to the Matching Contribution receivable if the Employer were making the Basic Matching Contribution of item c. The rate of match cannot increase as the Elective Deferrals increase. For example, if “6” is inserted in the blank in f.1., then f.2. does not need to be completed. This contribution will also satisfy the ACP Test Safe Harbor Contribution requirements.)

☐ g.	Safe Harbor Non-Elective Contribution to each eligible Participant in an amount equal to _______% of Compensation. (Must be 3% or more.)

☐ h.	The ADP Test Safe Harbor Non-Elective Contribution will be made to:

________________________________________. (Insert name of defined contribution plan of Employer.)

NOTE:	No additional contributions are required in order to satisfy the requirements for the ADP Safe Harbor. However, if the Employer wishes to make matching contributions that satisfy the ACP Test Safe Harbor requirements, then complete the following.
D19.	ACP Test Safe Harbor Contribution — (Complete only if D17.b. is checked.) The Plan satisfies the requirements of the ADP Test Safe Harbor and the Employer elects to make the following additional ACP Test Safe Harbor Contribution:
☐ a.	Not Applicable — Only the Safe Harbor Non-Elective Contribution of D18.g. will be made.

☐ b.	The ACP Test Safe Harbor Contribution is satisfied by the Basic Matching Contribution or the Enhanced Matching Contribution of D.18.

☐ c.	A Safe Harbor Matching Contribution will be made.
 Provide the additional ACP Test Safe Harbor Contribution to: (Select all applicable.)
☐ c.1.	Each Participant who is eligible to make Elective Deferrals.

☐ c.2.	Each Participant eligible to make Elective Deferrals who is a Non-Highly Compensated Employee.

☐ c.3.	Each Participant eligible to make Elective Deferrals who is a Non-Highly Compensated Employee or a Non-Key Employee.

☐ c.4.	Participants who have not completed a Year of Service since their original Employment Commencement Date, or have not yet reached age 21, and are not employed on the earlier of the first day of the next Plan Year after meeting the preceding requirements or 6 months after meeting the preceding requirements, will not receive the ACP Safe Harbor Contribution.
The additional ACP Test Safe Harbor Contribution is:
☐ c.5.	_______% of the Elective Deferrals that do not exceed 6% of Compensation.

☐ c.6.	________% of the Elective Deferrals that do not exceed _____% of Compensation, plus _______% of the Elective Deferrals thereafter that do not exceed 6% of Compensation. (The number inserted in the third blank cannot exceed the number inserted in the first blank.)

☐ c.7.	A discretionary percentage (determined by the Employer for the Plan Year) of the Elective Deferrals that do not exceed 6% of a Participant’s Compensation, such that the allocation of the additional ACP Test Safe Harbor Contribution does not exceed 4% of a Participant’s Compensation for the Plan Year. (This option may be checked by itself or in combination with b. and c.5. or b. and c.6.)
D20.	Vesting of the Additional ACP Test Safe Harbor Matching Contribution - (Complete only if 19.c. is checked.) The additional ACP Test Safe Harbor Matching Contribution will be vested in accordance with the following schedule:

☐ a.	At the rate of 20% each year after 2 Years of Vesting Service (20% vested in second year).

☐ b.	100% vesting after Year(s) of Vesting Service (not to exceed 3).

☐ c.	100% vesting upon participation.

☐ d.	100% vesting if any of the following occurs while the Participant is still an Employee: (Must also select another alternative.)
☐ d.1.	Attainment of Early Retirement Age

☐ d.2.	Death

☐ d.3.	Disability
☐ e.	Other: (Optional vesting schedule must be at least as favorable as a. or b. above)

Year (s) of Vesting Service	Percent Vesting
Less than 1

1 but less than 2

2 but less than 3

3 but less than 4

4 but less than 5

5 but less than 6

6 or more

If the Plan becomes Top-Heavy, vesting will be:
☐ f.	Same as non-Top-Heavy vesting schedule. (Must be at least as favorable as g. or h.)

☐ g.	At a rate of 20% per year beginning with the second Year of Vesting Service.

☐ h.	100% vesting after ___ Year (s) of Vesting Service (not to exceed 3).

☐ i.	100% vesting upon participation.

☐ j.	100% vesting if any of the following occurs while the Participant is still an Employee:
☐ j.1.	Attainment of Early Retirement Age

☐ j.2.	Death

☐ j.3.	Disability
☐ k.	Other: (Optional vesting schedule must be at least as favorable as g. or h. above)

Year (s) of Vesting Service	Percent Vesting
Less than 1

1 but less than 2

2 but less than 3

3 but less than 4

4 but less than 5

5 but less than 6

6 or more

D21. Timing of Safe Harbor Matching Contribution — The Safe Harbor Matching Contribution shall be allocated on: (If b is selected complete c.)

☐ a.	An annual basis.

☐ b.	A payroll period basis — the Safe Harbor Matching Contribution will be made only with respect to the Compensation and Elective Deferral for the payroll period (the “payroll period method”).

☐ c.	True-up Election
☐ c.1.	No True-up

☐ c.2.	True-up each calendar month with respect to the Compensation and Elective Deferrals for that calendar month.

☐ c.3.	True-up each plan-year quarter with respect to the Compensation and Elective Deferrals for that plan-year quarter.

☐ c.4.	True-up at the end of each Plan Year.
D22. Compensation for Safe Harbor Contributions - Subject to Section 2.9.2(a) for purposes of determining the Compensation for the ADP Test Safe Harbor Contribution and the ACP Test Safe Harbor Contribution, Compensation shall be:
☐ a.	Compensation as defined for Wages, Tips and Other Compensation Box on Form W-2. (Must include or exclude all of a.2 through a.7 for Code section 414(s) safe harbor compensation.)
  Include: (Select either a.1. or any combination of a.2. through a.7)
☐ a.1.	All of the items listed in a.2 through a.7

☐ a.2.	402(h)(1)(B) (SEP deferrals)

☐ a.3.	125 (Cafeteria Plan)

☐ a.4.	Deemed Section 125 Compensation

☐ a.5.	132(f)(4) (Transportation)

☐ a.6.	402(e)(3) (401(k) and 403(b) deferrals)

☐ a.7.	457(b) deferrals.
☐ b.	Compensation as defined in Code section 3401(a). (Must include or exclude all of b.2 through b.7 for Code section 414(s) safe harbor compensation.)
  Include: (Select either b.1. or any combination of b.2. through b.7)
☐ b.1.	All of the items listed in b.2 through b.7

☐ b.2.	402(h)(1)(B) (SEP deferrals)

☐ b.3.	125 (Cafeteria Plan)

☐ b.4.	Deemed Section 125 Compensation

☐ b.5.	132(f)(4) (Transportation)

☐ b.6.	402(e)(3) (401(k) and 403(b) deferrals)

☐ b.7.	457(b) deferrals.
☐ c.	Compensation as defined in Code section 415(c)(3). (Must include or exclude all of c.2 through c.7 for Code section 414(s) safe harbor compensation.)
  Exclude: (Select either c.1. or any combination of c.2. through c.7)
☐ c.1.	All of the items listed in c.2 through c.7

☐ c.2.	402(h)(1)(B) (SEP deferrals)

☐ c.3.	125 (Cafeteria Plan)

☐ c.4.	Deemed Section 125 Compensation

☐ c.5.	132(f)(4) (Transportation)

☐ c.6.	402(e)(3) (401(k) and 403(b) deferrals)

☐ c.7.	457(b) deferrals.
☐ d.	Section 2.9.2(a), a Participant’s Compensation for the initial year of participation shall be measured as follows:
☐ d.1.	From Entry Date as a Participant

☐ d.2.	For the full Plan Year
☐ e.	Exclude compensation that is (no exclusions permitted for Code section 414(s) safe harbor compensation):
☐ e.1.	overtime

☐ e.2.	commissions

☐ e.3.	discretionary bonuses

☐ e.4.	bonuses

☐ e.5.	taxable employee benefits

☐ e.6.	in excess of $ (Does not apply to Non-Highly Compensated Employees)
D23. 401(k) SIMPLE Provisions
☐ a.	The Employer elects to have the 401(k) SIMPLE Provisions described in Article VIII apply to the Plan. (This option may be selected only if the Plan uses a calendar year Plan Year and the Employer is an Eligible Employer as defined in Section 2.8.2(b) of the Plan.)

☐ b.	In lieu of the Matching Contribution described in Section 2.8.4(a) of the Plan the Employer shall make a Non-Elective Contribution described in Section 2.8.4(b) of the Plan that will be allocated to all Eligible Employees who received at least $ [INSERT AN AMOUNT LESS THAN $5,000] of Compensation for the Year.

☐ c.	The Plan previously adopted SIMPLE provisions, but that status is revoked effective as of January 1, . Note: An amendment to revoke SIMPLE status must be adopted before the effective date.

Section E is completed only if the Plan permits Non-Elective or Matching Contributions
E. Vesting Provisions
E1. Years of Vesting Service — A Year of Vesting Service is the 12 consecutive month period specified in the Adoption Agreement in which an Employee performs at least 1000 Hours of Service unless a lesser number is specified. For this purpose, the computation period shall be: (Select a., b., c. or d.)
X a.	The Plan Year

☐ b.	The Eligibility Computation Period selected at Part II.A.3

☐ c.	The 12-month period ending on the Participant’s employment anniversary date

☐ d.	The calendar year ending with or within the Plan Year.

In lieu of 1,000 Hours of Service, the Participant’s service shall be:
☐ e.	Hours of Service (not to exceed 1000)

☐ f.	Determined under the Elapsed Time Method using the following measure:
☐ f.1.	months of service

☐ f.2.	days of service

(May not require more than 12 months or 365 days)
E2. Excluded Years — All Years of Vesting Service are taken into account UNLESS you exclude certain years. (Select either a. or any combination of b. through d.)
X a.	Include all Years of Vesting Service.

☐ b.	Exclude Years of Vesting Service prior to age 18.

☐ c.	Exclude Years of Vesting Service prior to the original effective date of predecessor plan — Effective date of predecessor plan: ___/___/____.

☐ d.	Exclude Years of Vesting Service prior to the original Effective Date of this Plan.
E3. Vesting Schedule  — Section 2.4.1 provides that benefits will vest in accordance with the method specified in the Adoption Agreement. (All contributions made pursuant to the ADP Safe Harbor Contribution provisions of Part II. D.18 shall be non-forfeitable at all times.)
Employer Non-Elective Accounts shall vest: (Select a., b., c., d., e., or g. Also, select f. if applicable.)
☐ a.	Not applicable — No Non-Elective Employer Contributions.

☐ b.	At the rate of 20% each year after 3 Years of Vesting Service (20% vested in third year).

☐ c.	At the rate of 20% each year after 2 Years of Vesting Service (20% vested in second year).

X d.	100% vesting after 3 Year(s) of Vesting Service (not to exceed 5).

☐ e.	100% vesting upon participation.

X f.	100% vesting if any of the following occurs while the Participant is still an Employee: (Must select another alternative.)
☐ f.1.	Attainment of Early Retirement Age

X f.2.	Death

X f.3.	Disability
☐ g.	Other: (Optional vesting schedule must be at least as favorable as b. or d. above)

Year (s) of Vesting Service	Percent Vesting
Less than 1
1 but less than 2
2 but less than 3
3 but less than 4
4 but less than 5
5 but less than 6
6 but less than 7
7 or more
Matching Accounts shall vest: (Select h., i., j., k., or m. Also select l. if applicable.)
☐ h.	Not applicable — No Matching Contributions.

☐ i.	At the rate of 20% each year after 2 Years of Vesting Service (20% vested in second year).

X j.	100% vesting after 3 Year(s) of Vesting Service (not to exceed 3).

☐ k.	100% vesting upon participation.

X l.	100% vesting if any of the following occurs while the Participant is still an Employee: (Must select another alternative.)
☐ l.1.	Attainment of Early Retirement Age

X l.2.	Death

X l.3.	Disability
☐ m.	Other: (Optional vesting schedule must be at least as favorable as i. or j. above)

Year (s) of Vesting Service	Percent Vesting
Less than 1
1 but less than 2
2 but less than 3
3 but less than 4
4 but less than 5
5 but less than 6
6 or more
E4.	Prior Vesting Schedule — Section 3.8.3(b) provides that if the vesting schedule has been amended to a less favorable schedule, Participants may be entitled to have their vested interest calculated under the prior schedule. Complete the following ONLY if this is an amended plan that has a new vesting schedule that is less favorable than the prior schedule.
☐ a.	The prior schedule for Employer Non-Elective Accounts was:

Year (s) of Vesting Service	Percent Vesting
Less than 1
1 but less than 2
2 but less than 3
3 but less than 4

Year (s) of Vesting Service	Percent Vesting
4 but less than 5
5 but less than 6
6 but less than 7
7 or more
Effective date of new schedule: ___/___/_____
☐ b.	The prior schedule for Matching Accounts was:

Year (s) of Vesting Service	Percent Vesting
Less than 1
1 but less than 2
2 but less than 3
3 but less than 4
4 but less than 5
5 but less than 6
6 or more
Effective date of new schedule: ________
E5.	Top-Heavy Vesting Schedule (Section 2.6.1(b))

Employer Non-Elective Accounts shall vest: (Select a., b., c., d., e., or g. Also select f. if applicable.)
☐ a.	Not applicable — No Non-Elective Contributions.

X b.	Same as non-Top-Heavy vesting schedule. (Must be at least as favorable as c. or d. below)

☐ c.	At a rate of 20% per year beginning with the second Year of Vesting Service.

☐ d.	100% vesting after ___ Year (s) of Vesting Service (not to exceed 3).

☐ e.	100% vesting upon participation.

X f.	100% vesting if any of the following occurs while the Participant is still an Employee:
☐ f.1.	Attainment of Early Retirement Age

X f.2.	Death

X f.3.	Disability
☐ g.	Other: (Optional vesting schedule must be at least as favorable as c. or d. above)

Year (s) of Vesting Service	Percent Vesting
Less than 1
1 but less than 2
2 but less than 3
3 but less than 4
4 but less than 5
5 but less than 6
6 or more

E6.	Re-employment — Section 2.4.3 provides that Years of Vesting Service completed after a Break in Service are not counted for purposes of increasing the vested percentage attributable to service before the Break in Service unless reemployed within 5 years. This provision will apply UNLESS you select one of the following:
☐ a.	Count all service after the Break in Service.
☐ b.	Not applicable — 100% immediate vesting.
The rest of Section E is not completed if ALL benefits are fully vested
E7.	Forfeitures (Section 2.4.4) Forfeitures are determined:(May select f. in addition to one of the options a. through e.)
☐ a.	As of the last day of the Plan Year in which the Plan Administrator distributes the Participant’s entire vested interest.

☐ b.	In the Plan Year in which the Participant’s 5th consecutive Break in Service occurs.

☐ c.	As of the Valuation Date coincident with or next following the Distribution Determination Date. (See Section G.4.)

X d.	As of the earlier of the last day of the Plan Year in which the Plan Administrator distributes the Participant’s entire vested interest, or the last day of the Plan Year of the 5th consecutive Break in Service.

☐ e.	In the Plan Year in which the 1st Break in Service occurs.

☐ f.	Forfeitures shall be allocated in the Plan Year following the Plan Year in which they are determined.
E8.	Requirement to Share in Allocation of Forfeitures — In order to share in the allocation of Forfeitures that supplement rather than reduce other contributions, a Participant:
☐ a.	Not applicable; Forfeitures do not supplement other contributions.

X b.	Must be eligible to receive an allocation of the respective type of contribution. (Need not defer to receive Matching Forfeitures; cannot select Item E.12.a.)

☐ c.	Is always eligible to receive an allocation of Forfeitures.

☐ d.	Must be employed on the date the Forfeiture is determined in E.7., above.

☐ e.	Must have received an allocation of Matching Contribution to receive an allocation of Matching Forfeitures.
E9.	Application of Forfeitures of Non-Elective Contributions (Select all applicable. If b. is selected, must select one other option. Reduction options apply before a supplement option.)
☐ a.	Not applicable; the Plan does not permit Non-Elective Contributions. (Skip Question E10)

X b.	Applied to reduce administrative expenses of the Plan, then any remaining Forfeitures shall be applied according to the following selections.

X c.	Supplement Employer Contributions.

☐ d.	Reduce Employer Contributions. (Skip Question E10)

E10.	Reallocation to Participants of Forfeitures of Non-Elective Contributions (Must select a. if Plan uses permitted disparity in the allocation formula.)
X a.	In the same manner as Non-Elective Contributions.

☐ b.	In proportion to each Participant’s Compensation.

☐ c.	In proportion to Matching Contributions.

☐ d.	In proportion to Elective Deferrals.

☐ e.	As a flat dollar amount determined by dividing the Forfeiture amount by the number of Participants eligible to receive an allocation of Forfeitures.
E11.	Application of Forfeitures of Matching Contributions (Select all applicable. If b. is selected, select at least one other option. Reduction options apply before a supplement option.)
☐ a.	Not applicable; the Plan does not permit Matching Contributions. (Skip Question E12)

X b.	Applied to reduce administrative expenses of the Plan, then any remaining Forfeitures shall be applied according to the following selections.

☐ c.	Supplement Employer Contributions.

X d.	Reduce Employer Contributions. (Skip Question E12)
E12.	Reallocation to Participants of Forfeitures of Matching Contributions
☐ a.	In proportion to Matching Contributions.

☐ b.	In proportion to each Participant’s Compensation.

☐ c.	In proportion to Elective Deferrals.

☐ d.	In the same manner as Non-Elective Contributions.

☐ e.	As a flat dollar amount determined by dividing the Forfeiture amount by the number of Participants eligible to receive an allocation of Forfeitures.
E13.	Restoration of Forfeitures — If a Participant is entitled to a restoration of a Forfeiture, the necessary amount shall be restored by:
X a.	Allocating other Forfeitures arising in the year of restoration to the Participant’s Account to the extent thereof. If that allocation is insufficient, the Employer shall make an additional contribution specifically allocated to the Participant’s Account.

☐ b.	An additional Employer contribution specifically allocated to the Participant’s Account.

F.	CODA Limitation Provisions

F1.	Prior Year — Current Year — (Sections 2.7.1 and 2.7.2)

The same testing method must be used for both the Actual Deferral Percentage (ADP) Test and the Actual Contribution Percentage (ACP) Test UNLESS the Plan prohibits use of Elective Deferrals in the ACP Test (see Item F.3.a.3), Recharacterization of Excess Contributions and Qualified Matching Contributions in the ADP Test (see Item F.2.a.3) (Section 2.7.4).

Elective Deferrals

The ADP Test will use: (Select all applicable)
☐ a.	Prior Year Testing.

Only if this is the first Plan Year this Plan permits any Participant to make Elective Deferrals and it is not a successor plan, the ADP for NHCEs shall be:
☐ a.1.	3%

☐ a.2.	The ADP for NHCEs for the Current Year
X b.	Current Year Testing (See Section 2.7.1(b) for rules to change this election)
Matching Contributions

The ACP Test will use: (Select all applicable)
☐ c.	Prior Year Testing.

Only if this is the first Plan Year this Plan allows Matching Contributions and it is not a successor plan, the ACP for NHCEs shall be:
☐ c.1.	3%

☐ c.2.	The ACP for NHCEs for the Current Year
X d.	Current Year Testing (See Section 2.7.2(b) for rules to change this election)
F2.	Actual Deferral Percentages (ADP) — Qualified Matching Contributions (QMACs) and Qualified Non-Elective Contributions (QNECs) may be taken into account as Elective Deferrals for purposes of calculating the ADP. For purposes of the ADP test in Section 2.7.1, the amount taken into account shall be: (Select all applicable)

a. For QMACs:
☐ a.1.	All such QMACs.

☐ a.2.	Only those QMACs that are needed to pass the ADP test.

X a.3.	QMACs are not to be included in the ADP test.
b.	For QNECs:
☐ b.1.	All such QNECs.

X b.2.	Only those QNECs that are needed to pass the ADP test.

☐ b.3.	QNECs are not to be included in the ADP test.
F3.	Actual Contribution Percentage (ACP) - The amount of Elective Deferrals and QNECs that may be taken into account as contribution percentage amounts for the purpose of calculating the ACP shall be: (Select all applicable.)
a.	For Elective Deferrals:
☐ a.1.	All such Elective Deferrals.

X a.2.	Only those Elective Deferrals that are needed to pass the ACP test.

☐ a.3.	Elective Deferrals are not to be included in the ACP test.
b.	For QNECs:
☐ b.1.	All such QNECs.

X b.2.	Only those QNECs that are needed to pass the ACP test.

☐ b.3.	QNECs are not to be included in the ACP test.
F4.	Excess Aggregate Contributions - Vested Excess Aggregate Contributions shall be distributed to the Participant. Forfeitures of Excess Aggregate Contributions (Matching Contributions) pursuant to Section 2.7.7 shall be:
X a.	Applied to reduce Employer contributions (i.e., Non-Elective, QNEC, QMAC, Matching).

☐ b.	Allocated, after all other Forfeitures under the Plan, to each Participant’s Matching Contribution Account in the ratio that each Participant’s Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan Year. Such Forfeitures will not be allocated to the Account of any Highly Compensated Employee.
F5.	Recharacterization of Excess Contributions - Section 2.7.6 In the event all Participants are eligible to make Employee contributions, the Employer may permit the recharacterization of Excess Contributions as Voluntary Employee Contributions (after-tax).
X a.	Distribute all Excess Contributions

☐ b.	Recharacterize all Excess Contributions

☐ c.	Distribute or recharacterize Excess Contributions, as chosen by the Participant

G.	Distribution Provisions

G1.	Method of Distribution — Section 2.5.6 provides that the Employer may elect to permit Plan distributions to be made in the form of: (Select all applicable; must select at least one.)
X a.	Lump sums
X a.1.	without regard to amount

☐ a.2.	not to exceed $_________.

☐ a.3.	if the Participant has completed ___ Years of Service and has attained age ___
☐ b.	Installments
☐ b.1.	over ___ years payable on an annual, quarterly or monthly basis.

☐ b.2.	over a period of years certain selected by the Participant that is less than the life of the Participant payable on an annual, quarterly or monthly basis.
☐ c.	Annuities
☐ c.1.	for not more than ___ years.

☐ c.2.	for the life of (Select all that apply.)
☐ 2.A.	the Participant.

☐ 2.B.	the Participant and spouse.

☐ 2.C.	the Participant and a Designated Beneficiary
☐ c.3.	for a certain period of: (Select all that apply.)
☐ 3.A.	5 years

☐ 3.B.	10 years

☐ 3.C.	15 years

☐ 3.D.	20 years
and thereafter for the life of: (Select all that apply.)
☐ 3.E.	the Participant

☐ 3.F.	the Participant and spouse

☐ 3.G.	the Participant and a Designated Beneficiary
☐ c.4.	for a period certain selected by the Participant that is less than the life expectancy of: (Select all that apply.)
☐ 4.	A. the Participant

☐ 4.	B. the Participant and spouse

☐ 4.	C. the Participant and a Designated Beneficiary
☐ d.	Minimum distributable amount to a non-vested Participant shall be the lesser of $_______ or the Account balance.

NOTE:	No spousal consent shall be required for a distribution if the only form of distribution available or elected is a lump sum distribution. If an annuity option of life or longer is selected, Qualified Joint and Survivor Annuity provisions apply.
G2.	Mandatory Cash Out Provisions — The Employer may designate no mandatory cash-out threshold or a threshold up to and including $5,000. If the mandatory cash-out threshold exceeds $1,000, complete Item (d):
☐ a.	No mandatory cash out.

X b.	Threshold shall be $1,000.00. (less than or equal to $5,000)

☐ c.	Exclude Rollover Contributions when determining the value of the Participant’s nonforfeitable Account balance for purposes of the Plan’s involuntary cash-out rules.

This election shall apply with respect to distributions made after

(Warning: Exclusion of rollovers could trigger automatic rollover provisions if the Participant’s total balance exceeds $1,000):

___/___/_____ (Enter a date no earlier than December 31, 2001.)

with respect to Participants who separated from service after:

___/___/_____ (Enter date. The date may be earlier than December 31, 2001.)

☐ d.	Automatic Rollover. Subject to Section 2.5.6(d), the default form of distribution for Account balances that are greater than $_______ shall be a Direct Rollover. (Must be $1000 or less)
G3.	Survivor Annuity Percentage — If a Joint and Survivor Annuity is payable, the normal survivor annuity is 50% of the amount payable during the joint lives of the Participant and spouse. This provision will apply UNLESS you select one of the following:
☐ a.	Other percentage: _______%. (Not less than 50% nor more than 100%.)

☐ b.	Other percentage selected by the Participant. (Not less than 50% nor more than 100%.)
G4.	Distribution Determination Date — Section 2.5.5 provides that, subject to the necessity of obtaining the consent of a Participant and spouse, for the purposes of determining the amount to be distributed, the Distribution Determination Date is:
a.	For a Participant who terminates employment prior to death, Disability, or retirement:
☐ a.1.	The last day of the Plan Year coinciding with or next following the date of termination.

X a.2.	The Valuation Date coinciding with or next following the date of termination.

☐ a.3.	The Valuation Date coinciding with or immediately preceding the date of termination.

☐ a.4.	As soon as practicable following the date of termination, based on the preceding Valuation Date.

☐ a.5.	The ☐ Valuation Date, ☐ Anniversary Date following ___ consecutive Breaks in Service.

☐ a.6.	The Valuation Date preceding the Participant’s Normal or Early Retirement Date.
b.	For a Participant who terminates employment as a result of death, Disability, or retirement:
☐ b.1.	The last day of the Plan Year coinciding with or next following the date of termination.

X b.2.	The Valuation Date coinciding with or next following the date of termination.

☐ b.3.	The Valuation Date coinciding with or immediately preceding the date of termination.

☐ b.4.	As soon as practicable following the date of termination, based upon the preceding Valuation Date.

☐ b.5.	The ☐ Valuation Date, ☐ Anniversary Date following ___ consecutive Breaks in Service.
c.	In the case of a Participant’s interest in a Voluntary Account, Deductible Voluntary Account, or Rollover Account, notwithstanding the foregoing:
☐ c.1.	The last day of the Plan Year coinciding with or next following the date of termination.

X c.2.	The Valuation Date coinciding with or next following the date of termination.

☐ c.3.	The Valuation Date coinciding with or immediately preceding the date of termination.

☐ c.4.	As soon as practicable following the date of termination, based upon the preceding Valuation Date.

☐ c.5.	The ☐ Valuation Date, ☐ Anniversary Date following ___ consecutive Breaks in Service.
G5. Time of Distribution (Section 2.5.3(b)) Distributions to Participants who resign, die, have a Disability, or are discharged prior to retirement shall be:
X a.	Made within a reasonable period following the Distribution Determination Date.

☐ b.	Made as soon as administratively feasible after the next Anniversary Date.

☐ c.	Deferred until the Normal or Early Retirement Date.
G6. Hardship Distributions of Elective and Roth Deferrals — Section 2.5.10 provides that an Employer may permit distributions of Elective Deferrals to Participants while employed in the event of financial hardship as specified in the Plan:

X a.	Hardship distributions of Pre-tax Elective Deferrals are permitted.

☐ b.	Hardship distributions of Roth Deferrals are permitted.

☐ c.	Hardship distributions of Pre-tax Elective Deferrals are not permitted.

☐ d.	Hardship distributions of Roth Deferrals are not permitted.
Hardship distributions may be made from a Participant’s Elective Account, provided that Hardship distributions of earnings on Pre-tax Elective Deferrals may only be made on such earnings credited to the Participant’s Account as of the end of the last Plan Year ending before July 1, 1989.

G7. In Service Distributions — Section 2.5.12 (Select all applicable.)
Elective Deferrals, Qualified Non-Elective, Qualified Matching, and ADP Test Safe Harbor Contributions —

Must meet [☐ any X all] of the following conditions:

☐ a.	In Service distributions are not permitted.

☐ b.	After age 59-1/2, provided that amounts have been allocated for ____ years (Must be at least 2); or require participation for at least ____ years (Must be at least 5); or on account of Hardship.

X c.	After age 60. (Must be at least 59-1/2.)

☐ d.	Require that amounts have been allocated for ___ years. (Must be at least 2.)

☐ e.	Require participation for at least ___ years. (Must be at least 5.)

☐ f.	In Service distributions are permitted upon reaching Normal Retirement Date.

Other Accounts

☐ g.	In Service distributions are not permitted.

X h.	In Service distributions for Accounts not subject to age 59-1/2 restriction are permitted.

Must meet [☐ any X all] of the following conditions:
☐ h.1.	Require that amounts to be distributed must be fully vested and have been allocated for ____ years (Must be at least 2); or require participation for at least ____ years (must be at least 5) or on account of Hardship.

X h.2.	After age 60.0.

☐ h.3.	Require that amounts have been allocated for ____ years. (Must be at least 2.)

☐ h.4.	Require participation for at least ____ years. (Must be at least 5.)

☐ h.5.	In Service distributions are permitted upon reaching Normal Retirement Date.

☐ h.6.	In Service distributions allowed on account of Hardship, subject to the Hardship requirements of Section 2.5.10.

☐ h.7.	No restriction on In Service distributions of Rollover amounts and Voluntary Contribution amounts.

☐ h.8.	Must be 100% vested in all Accounts to receive an In Service distribution from any Employer Account.
X i.	In Service distributions may be taken from the following accounts:
X i.1.	All of Participant’s Accounts — This election shall not include Elective Deferrals, Roth Deferrals, Qualified Non-Elective Contributions, Qualified Matching Contributions or ADP Test Safe Harbor Contributions prior to a Participant attaining age 59-1/2. Also not included are Matching Contributions to the extent used in the ADP Test prior to a Participant attaining age 59-1/2.

☐ i.2.	Only the Participant’s Account balances attributable to the following:
☐ 2.	A. Any Employer contribution Account

☐ 2.	B. Qualified Non-Elective Contribution Account upon the attainment of age 59-1/2

☐ 2.C. Matching Contribution Account (to the extent not used in ADP Test)

☐ 2.D. Matching Contribution Account used in ADP Test upon attainment of age 59-1/2

☐ 2.E. Qualified Matching Contribution Account upon the attainment of age 59-1/2

☐ 2.F. ADP Test Safe Harbor Contributions upon the attainment of age 59-1/2
G8.	Qualified Domestic Relations Orders — Section 3.11.6 provides that the Employer may elect to permit distributions to an Alternate Payee pursuant to the terms of a Qualified Domestic Relations Order even if the Participant continues to be employed.
☐ a.	Distributions to an Alternate Payee are not permitted while the Participant continues to be employed before the earliest possible retirement age pursuant to Code section 414(p).

X b.	Distributions to an Alternate Payee are permitted while the Participant continues to be employed on or after the date a Domestic Relations Order is determined to be a Qualified Domestic Relations Order by the Plan Administrator.
G9.	Required Minimum Distributions
a.	Required Beginning Date — Section 2.5.4(i)(5) states that minimum distributions to a Participant must begin by April 1 of the calendar year following the calendar year in which the Participant attains age 70-1/2.
☐ a.1.	Required Beginning Date is age 70-1/2 for all Participants.

X a.2.	Exception for Non-5-Percent Owners. (The Required Beginning Date for Participants who are not 5-Percent Owners shall be the later of April 1st of the calendar year following the calendar year in which the Participant attains age 70-1/2, or April 1st of the calendar year following the calendar year in which the Participant retires.)
☐ b.	If selected, Participants or Beneficiaries may elect to apply the 5-year rule to distributions regarding a Participant who dies before distributions begin.
Warning: If the Plan was in existence before the adoption of this Adoption Agreement, the choice between Items G9.a.1 or 2 must be the same as the selection previously made.
H. Other Administrative Provisions
H1.	Earnings — Section 3.1.3 permits the Employer to specify the manner in which earnings are allocated to Participants who receive distributions on any date other than a Valuation Date.
X a.	Earnings will be credited solely as of the immediately preceding Valuation Date.

☐ b.	Actual earnings will be credited to the date of distribution.
Note: Earnings and gains and losses on investments in Accounts that are valued on a daily basis are always credited to the date of distribution.
H2.	Loans — Section 3.5.1 provides that the Employer may elect to permit loans to Participants and Beneficiaries in accordance with a Participant loan program.
X a.	Loans are permitted.

☐ b.	Loans are not permitted.
H3.	Rollovers — Section 3.9.3 authorizes the Employer to permit rollover of Eligible Rollover Distributions from other qualified plans and IRAs to this Plan. (Select all applicable.)
☐ a.	Rollover contributions are not permitted.

☐ b.	Rollover contributions are permitted only from other plans of the Employer.

X c.	A Direct Rollover permitted of an Eligible Rollover Distribution from:
X c.1.	a qualified plan described in Code sections 401(a) or 403(a), excluding after-tax employee contributions

☐ c.2.	a qualified plan described in Code sections 401(a) or 403(a), including after-tax employee contributions

☐ c.3.	an annuity contract described in Code sections 403(b), excluding after-tax employee contributions

☐ c.4.	an eligible plan under Code section 457(b) that is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state

☐ c.5.	a Roth Deferral account in a qualified plan described in Code sections 401(a) or 403(a)

☐ c.6.	an Individual Retirement Account or Annuity described in Code sections 408(a) or (b) or 408A that is eligible to be rolled over and would otherwise be includible in gross income
☐ d.	A Participant Rollover permitted of an Eligible Rollover Distribution from:
☐ d.1.	a qualified plan described in Code sections 401(a) or 403(a), excluding after-tax employee contributions

☐ d.2.	an annuity contract described in Code sections 403(b), excluding after-tax employee contributions

☐ d.3.	an eligible plan under Code section 457(b) that is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state

☐ d.4.	an Individual Retirement Account or Annuity described in Code sections 408(a) or (b) that is eligible to be rolled over and would otherwise be includible in gross income
X e.	Rollovers are accepted:
☐ e.1.	only after Participant enters Plan

X e.2.	from Employees in an eligible class before Plan entry
f.	In-kind rollovers

☐ f.1.	Permitted

X f.2.	Not permitted

☐ f.3.	Permitted, except Participant loans

☐ f.4.	Not permitted, except Participant loans

☐ f.5.	Restricted to rollovers from other plans of the Employer
H4.	Investment Control — Section 4.5 of the Trust provides that the Employer may elect to permit Participants to control the investment of their Accounts. (May select b. and e., or c. and e, along with d.)
X a.	Participants may not control their investments.

☐ b.	Participants may control all their investments.

☐ c.	Participants may control their investments solely with respect to amounts attributable to:
(Select one or more.)

☐ c.1.	Non-Elective Contributions

☐ c.2.	Qualified Non-Elective Contributions

☐ c.3.	Qualified Matching Contributions

☐ c.4.	Elective Deferrals

☐ c.5.	Safe Harbor Contributions

☐ c.6.	Matching Contributions

☐ c.7.	Voluntary Contributions

☐ c.8.	Roth Deferrals

☐ c.9.	Deemed IRA Contributions

☐ c.10.	Amounts held in a Rollover Account
☐ d.	Must be 100% vested in directed Accounts

☐ e.	This Plan is intended to comply with ERISA section 404(c). (Plan Administrator or appropriate Fiduciary shall ensure that the Plan provides Participants with the minimum options and information required by ERISA section 404(c) and the Regulations thereunder.)

☐ f.	Not Applicable (See Attached Trust)
H5.	Life Insurance Authorization — Section 3.10.1 permits the purchase of Life Insurance Policies. (Select one)
X a.	No Life Insurance Policies shall be purchased.

☐ b.	Life insurance may be purchased at the option of the Plan Administrator.
H6.	Top-Heavy Assumptions — (SKIP this question UNLESS the Employer also has a Defined Benefit Plan.) The interest rate used to establish the present value of accrued benefits in order to calculate the Top-Heavy Ratio under Code section 416 shall be _______% and the mortality table used shall be _____________________________.
Note:	The actuarial assumptions entered here should be coordinated with any existing defined benefit plan.
H7.	Valuation Date — For purposes of computing the Top-Heavy Ratio, the Valuation Date is:

X a.	The last day of the prior Plan Year.

☐ b.	Other — Specify: ___/__. (Must be at least annually.)
H8.	Minimum Top-Heavy Allocation — For purposes of minimum Top-Heavy allocations, an allocation of contributions and Forfeitures equal to the following percentage of each Non-Key Employee’s Compensation will be made to the Employee’s Account when the Plan is Top-Heavy: (Must select a. or b., may also select c. or d.)
X a.	The lesser of 3% or the highest percentage allocated to any Key Employee.

☐ b.	_______%. (Must be at least 3.)

☐ c.	Members of a collective bargaining group shall not receive Top-Heavy minimum allocation.

☐ d.	Provide Top-Heavy minimum allocation to Key Employees.
H9.	Multiple Plans Provisions — The Employer that maintains a qualified defined benefit plan in which any Participant in the Plan is, was, or could become a Participant adds the following optional provisions that it deems necessary to satisfy Code section 416 because of the required aggregation of multiple plans: (May select e. and one other option.)
X a.	Not applicable — No other plan or other plan terminated prior to the Effective Date of this Adoption Agreement.

☐ b.	A minimum contribution allocation of 5% of each Non-Key Participant’s total Compensation shall be provided in a defined contribution plan of the Employer.

☐ c.	A minimum benefit of the lesser of 2% times years of service or 20% of each Non-Key Participant’s Average Compensation shall be provided in a defined benefit plan of the Employer.

☐ d.	A minimum benefit of the lesser of 2% times years of service or 20% of each Non-Key Participant’s Average Compensation shall be provided in a defined benefit plan of the Employer but offset by the amount contributed on such Participant’s behalf under any defined contribution plan of the Employer.

☐ e.	Members of a collective bargaining group shall not receive Top-Heavy minimum allocation.

☐ f.	Other — Specify: ____________________

NOTE:	When selecting “f. Other” the method selected must preclude Employer discretion (method used must be definitely determinable and clearly stated). If c. or d. selected, should coordinate with any existing defined benefit plan.
H10.	Top-Heavy Duplications — If the Employer maintains two or more defined contribution plans a minimum Top-Heavy benefit will be provided as follows:
X a.	Not applicable.

☐ b.	A minimum contribution of _______% of each Non-Key Participant’s Compensation shall be provided by:
☐ b.1.	This Plan.

☐ b.2.	The following defined contribution plan:

_____________________________.

☐ b.3.	Employees who will receive the minimum benefit under such other plan:

_____________________________.
Note:	Satisfying the Minimum Top-Heavy Allocation in another plan for some but not all of the Participants may cause the Plan to fail to satisfy the uniformity requirement of Treasury Regulations section 1.401(a)(4)-2(b)(2)(ii) for plans using a design-based safe harbor, even though all other requirements of the safe harbor are met.
H11.	Excess Annual Additions Correction — Section 3.2.3 provides after-tax Employee contributions and then Elective Deferrals are returned to the Participant. If any excess still remains, there are two methods to correct Excess Annual Additions to the Plan. (Select one)
X a.	Allocate and reallocate to other Participants in the Plan. Any amount remaining unallocated must be held in a suspense account for allocation in following Limitation Years.

☐ b.	Hold the excess in suspense and reduce allocation to the Participant in the following Limitation Years.
Multiple Defined Contribution Plans — SKIP the following Questions UNLESS the Participant is covered under another qualified defined contribution plan maintained by the Employer, other than a master or prototype plan:
☐ c.	The provisions of this Plan limiting Annual Additions will apply as if the other plan is a master or prototype plan. (Pro-rata reduction in each plan)

☐ d.	Other — Specify: ____________________

NOTE:	When selecting “d. Other” the method selected must preclude Employer discretion (method used must be definitely determinable and clearly stated).

NOTE:	Specify the method under which the plans will limit total Annual Additions to the Maximum Permissible Amount and will properly reduce any excess amounts in a manner that precludes Employer discretion.
H12.	Trustee Authority — Subject to Section 2.2 of the Trust, if the Employer has appointed a group of 2 or more individuals to act as Trustee of the Plan, the Trustee may be bound by:
☐ a.	Not Applicable (See Attached Non-DATAIR Trust)

☐ b.	The act of the majority.

X c.	The act of any 1 (insert number) individuals acting in the capacity of the Trustee.

The name, address and telephone number of the Plan Sponsor is:
DATAIR Employee Benefit Systems, Inc.
735 N. Cass Ave
Westmont, IL 60559-1100
(630) 325-2600
This Plan must be registered with the Plan Sponsor within 60 days of adoption of this document, and the Document Serial Number assigned by the Plan Sponsor shall be affixed to this signature page. The adopting Employer must notify the Plan Sponsor through the document provider if the plan is terminated, merged, or of any changes in the name, address, or EIN of the adopting employer at least annually, and within 30 days of any request of the Plan Sponsor. If the adopting Employer terminates its relationship with the document provider its plan will no longer be considered a prototype sponsored by the Plan Sponsor.
Unregistered use of this document will result in the Plan no longer participating in this Master/Prototype Plan, and the document will be considered an individually designed plan, without reliance on the opinion letter of the Plan Sponsor, which could result in the disqualification of the plan.
If the Employer’s Plan fails to attain or retain qualification, such Plan will no longer participate in this Master/Prototype Plan and will be considered an individually designed plan.
The Plan Sponsor will inform the Employer of any amendments made to the Plan or of the discontinuance or abandonment of the Plan.
The adopting Employer may rely on an opinion letter issued by the Internal Revenue Service as evidence that the Plan is qualified under Code section 401 except to the extent provided in Revenue Procedure 2005-16.
The Employer may not rely on the opinion letter in certain other circumstances or with respect to certain qualification requirements that are specified in the opinion letter issued with respect to the Plan and in Revenue Procedure 2005-16.
In order to have reliance in such circumstances or with respect to such qualification requirements, application for a determination letter must be made to Employee Plans Determinations of the Internal Revenue Service.
This Adoption Agreement may be used only in conjunction with Basic Plan Document #01 (the DATAIR Mass-Submitter Defined Contribution Plan) Revised 03/31/2008.
* * *

The Employer hereby adopts the Plan as evidenced by the foregoing Adoption Agreement on this 14th day of December, 2009.

Employer:	Trustee:
Eureka Bank

/s/ Edward F. Seserko	/s/ Edward F. Seserko

Edward F. Seserko	Edward F. Seserko
Trustee

/s/ Gary B. Pepper
Gary B. Pepper
Trustee

Plan Serial Number: 20091221-0146-H8LU

Addendum to the Eureka Bank Retirement Savings Plan Adoption Agreement
Prior Plan Provisions:
1. Allows participants to invest their account balance in Employer Company Stock or Trustee Directed Funds as permitted by the Plan.
Effective Date: October 1, 1998
2. Suspends employee deferrals and employer matching contributions for the twelve month period ending on December 31, 1999.
Effective Date: January 1, 1999
3. All Participants with account balances derived from Employer Non-Elective contributions will follow the new vesting schedule.
     100% vesting after three (3) Years of Vesting Service
Effective Date: January 1, 2007

DATAIR
MASS-SUBMITTER PROTOTYPE
DEFINED CONTRIBUTION PLAN
Basic Plan 01

DATAIR MASS-SUBMITTER PROTOTYPE
DEFINED CONTRIBUTION PLAN
Basic Plan 01

PART I
ARTICLE I
INTRODUCTION
1.1.1 Adoption and Title. The parties hereby adopt a Plan and the Trust Agreement to be known by the names set forth in the Adoption Agreement.
1.1.2 Effective Date. The provisions of this Plan and the Trust shall be effective as of the Effective Date set forth in the Adoption Agreement.
1.1.3 Purpose. This Plan and the Trust are established for the purpose of providing retirement benefits to Eligible Employees in accordance with the Plan and the Adoption Agreement. If the Employer designates the Plan as a Cash or Deferred Profit Sharing Plan (CODA) in the Adoption Agreement, the Plan is also intended to enable Eligible Employees to supplement their retirement by electing to have the Employer contribute amounts to the Plan and the Trust in lieu of payments to such Employees in cash and the Plan and the Trust are intended to satisfy the provisions of Code section 401(k).

ARTICLE II
DEFINITIONS
As used in this Plan, the Trust, and the Adoption Agreement, the following terms shall have the following meanings:
“Account” One or more accounts, as listed in Section 3.1.1, established as necessary by the Plan Administrator and maintained to account for assets held for the benefit of a Participant.
“ACP” The Actual Contribution Percentage determined in accordance with the provisions of Part II, Article VII.
“ACP Test Safe Harbor Account” An Account established and maintained for a Participant for accounting purposes with respect to his share of ACP Test Safe Harbor Contributions.
“ACP Test Safe Harbor Contributions” Matching Contributions described in Section 2.9.4.
“Act” The Employee Retirement Income Security Act of 1974, as amended from time to time.
“ADP” The Actual Deferral Percentage determined in accordance with the provisions of Part II, Article VII.
“ADP Test Safe Harbor Account” An Account established and maintained for a Participant for accounting purposes with respect to his share of ADP Test Safe Harbor Contributions.
“ADP Test Safe Harbor Contributions” Matching Contributions and Non-Elective Contributions described in Section 2.9.3.
“Alternate Payee” Any spouse, former spouse, child, or other dependent of a Participant who is recognized by a Qualified Domestic Relations Order as having a right to receive all, or a portion of, the benefits payable under this or any other plan of the Employer with respect to such Participant.
“Anniversary Date” Unless otherwise specified in the Adoption Agreement, the last day of each Plan Year.
Short Form. The Anniversary Date is the last day of the Plan Year.
“Annuity Starting Date” The first day of the first period for which an amount is paid as an annuity or any other form.
“Beneficiary” The person or persons entitled hereunder to receive the benefits that may be payable upon or after a Participant’s death pursuant to Sections 3.6.1 and 3.6.2.
“Break in Service” The failure of an Employee to complete more than five hundred (500) Hours of Service or such lesser number specified in the Adoption Agreement during any twelve (12) consecutive month computation period. The computation period used for a Year of Service shall be used to determine a Break in Service for that purpose, and the same computation period used for a Year of Vesting Service shall be used to determine a Break in Service for purposes of vesting service. Under the Elapsed Time Method of service counting, the term “one year Period of Severance” shall be substituted for the term “1 year Break in Service.” The computation periods shall be specified by the Employer in the Adoption Agreement.
Short Form. For purposes of determining Break in Service, the above default provisions shall apply. For this purpose, the Eligibility Computation Periods following the initial period shall begin the first day of the Plan Year that commences prior to the first anniversary of the Employee’s Employment Commencement Date.
“Catch-up Contributions” Elective Deferrals made to the Plan that are in excess of an otherwise applicable Plan limit and that are made by Participants who are age fifty (50) or over by the end of the applicable taxable year. See Section 2.2.2(c) for further discussion of Catch-up Contributions.

“Code” The Internal Revenue Code of 1986, as amended from time to time.
“Compensation” The compensation as defined in this Section and as specified in the Adoption Agreement (or Earned Income in the case of a Self-Employed Individual) that is actually paid to the Participant by the Employer during a Compensation Computation Period. The Employer shall elect in the Adoption Agreement whether Compensation shall include or exclude any amount that is contributed by the Employer pursuant to a salary reduction agreement and that is not includible in the gross income of the Employee under Code sections 125, 132(f)(4) 402(e)(3), 402(h), or 403(b). The Employer may also elect to include Deemed Section 125 Compensation.
If elected in the Adoption Agreement, Compensation for a Participant who is permanently and totally disabled (as defined in Code section 22(e)(3)) is the Compensation such Participant would have received for the Limitation Year if the Participant had been paid at the rate of Compensation paid immediately before becoming permanently and totally disabled.
Short Form. For the Short Form Standardized Adoption Agreements a Participant’s Compensation shall be equal to total compensation that is actually paid to the Participant by the Employer during the Plan Year and includes all information required to be reported under Code sections 6041, 6051, and 6052 (wages, tips, and other compensation as reported on Form W-2). Compensation includes wages, (within the meaning of Code section 3401(a)) and all other payments of compensation to an Employee by the Employer (in the course of the Employer’s trade or business) for which the Employer is required to furnish the Employee a written statement under Code sections 6041(d), 6051(a)(3), and 6052. Such compensation must be determined without regard to any rules under Code section 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Code section 3401(a)(2)). In the case of a Self-Employed Individual, Compensation means Earned Income during such period. Compensation for a Participant’s initial year of participation shall be Compensation from the Participant’s Entry Date.
For Plan Years beginning on or after January 1, 1989, and before January 1, 1994, the annual Compensation of each Participant taken into account for determining all benefits provided under the Plan for any Plan Year shall not exceed $200,000. This limitation shall be adjusted by the Secretary of the Treasury at the same time and in the same manner as under Code section 415(d), except that the dollar increase in effect on January 1 of any calendar year is effective for Plan Years beginning in such calendar year and the first adjustment to the $200,000 limitation is effective on January 1, 1990.
For Plan Years beginning on or after January 1, 1994 and before January 1, 2002, the annual Compensation of each Participant taken into account for determining all benefits provided under the Plan for any Plan Year shall not exceed one hundred and fifty thousand dollars ($150,000), as adjusted for increases in the cost-of-living in accordance with Code section 401(a)(17)(B). The cost-of-living adjustment in effect for a calendar year applies to any Compensation Computation Period beginning in such calendar year.
For any Plan Year beginning after December 31, 2001, the annual Compensation of each Participant taken into account in determining allocations shall not exceed $200,000, as adjusted for cost-of-living increases in accordance with Code section 401(a)(17)(B). Annual Compensation means compensation during a Compensation Computation Period, which is either the Plan Year or such other consecutive twelve (12) month period over which compensation is otherwise determined under the Plan. The cost-of-living adjustment in effect for a calendar year applies to annual Compensation for the Compensation Computation Period that begins with or within such calendar year.
If a Compensation Computation Period consists of fewer than twelve (12) months, the annual Compensation limit is an amount equal to the otherwise applicable annual Compensation limit multiplied by a fraction, the numerator of which is the number of months in the short Compensation Computation Period, and the denominator of which is twelve (12).
If Compensation for any prior Compensation Computation Period is taken into account in determining a Participant’s allocations for the current Plan Year, the Compensation for such prior Compensation Computation Period is subject to the applicable annual compensation limit in effect for that prior period. For this purpose, in determining allocations in Plan Years beginning on or after January 1, 1989, the annual compensation limit in effect for Compensation Computation Periods beginning before that date is two hundred thousand dollars ($200,000). In addition, in determining allocations in Plan Years beginning on or after January 1, 1994, the annual compensation limit in effect for Compensation Computation Periods beginning before that date is one hundred fifty thousand dollars ($150,000).
For purposes of Code sections 403(b)(3), 415(c)(3), and 457(e)(5), an Employee who is in Qualified Military Service shall be treated as receiving Compensation from the Employer during such period of Qualified Military Service equal to: (A) the Compensation the Employee would have received during such period if the Employee were not in Qualified Military Service, determined based on the rate of pay the Employee would have received from the Employer but for absence during the period of Qualified Military Service, or (B) if the Compensation the Employee would have received during such period was not reasonably certain, the Employee’s average Compensation from the Employer during the 12-month period immediately preceding the Qualified Military Service (or, if shorter, the period of employment immediately preceding the Qualified Military Service).
“Compensation Computation Period” The period specified as the Compensation Computation Period in the Adoption Agreement.
Short Form Standardized Adoption Agreement. The Compensation Computation Period for a Participant’s initial Plan Year of Participation shall be Compensation from the Participant’s Entry Date.
“Controlled Account” An Account established and maintained for a Participant for accounting purposes over which he is permitted, under the terms of the Plan and the Plan’s investment policy, to exercise investment control.
“Deductible Voluntary Account” An Account established and maintained for a Participant for accounting purposes with respect to his Voluntary Employee Contributions that were deductible by the Participant at the time they were made.
“Deemed IRA Account” (Deemed IRA) An Account established and maintained for a Participant for accounting purposes that meets the applicable requirements for an Individual Retirement Account under Sections 2.2.5 (Deemed Pre-tax IRA), 2.2.6 (Deemed Roth IRA) and Code sections 408(q) and 408A to which he may make Deemed IRA Contributions.
“Deemed IRA Contribution” A Participant contribution designated as an IRA contribution to a Deemed IRA Account. Deemed IRA Contributions include Pre-tax IRA Contributions and Roth IRA Contributions.
“Deemed Section 125 Compensation” An amount not available to a Participant in cash in lieu of group health coverage because the Participant is unable to certify that he has other health coverage. An amount will be treated as an amount under Code section 125 only if the Employer does not request or collect information regarding the Participant’s other health coverage as part of the enrollment process for the health plan.
“Designated Beneficiary” The individual or Trust that is designated as the Beneficiary under the Plan and who is a designated beneficiary under Code section 401(a)(9) and Treasury Regulations section 1.401(a)(9)-4.
“Direct Rollover” A payment by the Plan to the Eligible Retirement Plan specified by the Distributee.
“Disability” Notwithstanding anything contained in the Plan to the contrary, an Employer may elect in the Adoption Agreement to specify the meaning of Disability.
For standardized plans, an Employee has a Disability as of the date that the Plan Administrator determines that such person suffers from a medically determinable physical or mental impairment that may be expected to result in death or to last for a continuous period of not less than twelve (12) months and that renders him incapable of performing his duties. However, the Plan Administrator shall consider an Employee to have a Disability for purposes of the Plan if the Social Security Administration has determined that such person is eligible to receive Social Security disability benefits.
Short Form. An Employee or Participant has a Disability if he suffers from a medically determinable physical or mental impairment that may be expected to result in death or to last for a continuous period of not less than 12 months and that renders him incapable of performing his duties or the Social Security Administration has determined that he is eligible to receive Social Security disability benefits or he has begun to receive payments under the long term disability program or a comparable disability program maintained by the Employer.
For all plans, any determination required to be made by the Plan Administrator in connection with the permanence and degree of a physical or mental impairment shall be made in a uniform and nondiscriminatory manner based on medical evidence.
“Disabled” An Employee is Disabled if he has a Disability.
“Distributable Benefit” The benefit to which a Participant is entitled following termination of his employment.
“Distributee” An Employee or former Employee. In addition, the Employee’s or former Employee’s surviving spouse and the Employee’s or the former Employee’s spouse or former spouse who is an Alternate Payee under a Qualified Domestic Relations Order, are Distributees with regard to the interest of the spouse or former spouse.
“Distribution Determination Date” The date as of which the Distributable Benefit of a Participant is determined, as discussed in Section 2.5.5.
“Early Retirement Age” The age specified as the Early Retirement Age, if any, in the Adoption Agreement.
“Early Retirement Date” The date specified as the Early Retirement Date, if any, in the Adoption Agreement.
“Earned Income” The net earnings from self-employment in the trade or business with respect to which the Plan is established for which personal services of the Participant are a material income-producing factor. Net earnings shall be determined without regard to items not included in gross income and the deductions allocable to such items but with regard to the deduction allowed to the taxpayer by Code section 164(f). Net earnings shall be reduced by contributions to a qualified plan to the extent deductible under Code section 404.
“Elapsed Time Method” A method of measuring service for purposes of eligibility to participate, vesting, and contribution allocations that determines service by reference to the total period of time that elapses while the Employee is employed (i.e., while the employment relationship exists) with the Employer or Employers maintaining this Plan. The Adoption Agreement may specify different methods to determine service for purposes of vesting, participation, and benefit accrual. Treasury Regulation section 1.410(a)-7 provides additional detail about the application of this method.
(a)	General rule. For purposes of eligibility to participate and vesting, an Employee’s service begins on his Employment Commencement Date, and service is counted until his Severance From Service Date, as such terms are defined in Subsection (f) below.

(b)	“Service spanning” The following rules apply for purposes of eligibility to participate and vesting.
(1)	The Period of Severance from the date an Employee severs employment due to a quit, discharge, or retirement to the date the Employee again performs an Hour of Service, within the meaning of Labor Regulations section 2530.200b-2(a)(1), counts as a Period of Service unless such Period of Severance is twelve (12) months or longer.

(2)	If an Employee is absent from service for less than twelve (12) months for any other reason (e.g., layoff) and then quits, is discharged, or retires, the period of time during which the Employee may return and receive credit begins on the Severance From Service Date and ends one (1) year after the first day of absence (e.g., first day of layoff).

(3)	If an Employee returns to service more than twelve (12) months after the date that service first ended, then such date shall be a Reemployment Commencement Date and the Plan shall resume counting the Employee’s service from that date and shall not count the intervening Period of Severance.

As a result of the operation of these rules, a severance from service (e.g., a quit), or an absence (e.g., layoff) followed by a severance from service, never results in a period of time of more than one (1) year being required to be taken into account after an Employee severs from service or is absent from service.
(c)	Additional Rules regarding Vesting.
(1)	An Employee is credited with a number of Years of Vesting Service equal to the number of whole years of the Employee’s Period of Service, whether or not the Employee completed such Periods of Service consecutively.

(2)	The whole years of an Employee’s Period of Service are determined by aggregating any non-successive Periods of Service and by aggregating any less than whole year Periods of Service (whether or not consecutive) on the basis that twelve (12) Months of Service or three hundred sixty-five (365) days of service equal a whole Year of Vesting Service. Fractional months are aggregated into Months of Service.

(3)	After calculating an Employee’s Period of Service in the manner prescribed in this Subsection, any remaining service that is less than a whole year, 12-month, or 365-day Period of Service is disregarded for purposes of determining an Employee’s nonforfeitable percentage of accrued benefits derived from Employer Contributions.
(d)	Contribution Allocations. For purposes of contribution allocations, an Employee’s service is taken into account from his Participation Commencement Date until his Severance From Service Date. Periods of Severance under any circumstances are not taken into account.

(e)	Break in Service Exception. If an Employee is absent from work for maternity or paternity reasons, the 12-consecutive month period ending on the first anniversary of the first day of such absence shall not constitute a Break in Service. For purposes of this Subsection, an absence of work for maternity or paternity reasons means an absence: (1) due to the Employee’s pregnancy, (2) due to the birth of the Employee’s child, (3) due to a child’s placement with the Employee as part of the Employee’s adoption of such child, or (4) to care for a child for a period beginning immediately following such birth or placement.

(f)	Definitions.
(1)	Severance From Service Date: A “severance from service” occurs on the earlier of:
(i)	The date on which an Employee quits, retires, is discharged, or dies; or

(ii)	The first anniversary of the first date of a period in which an Employee remains absent from service (with or without pay) with the Employer or Employers maintaining the Plan for any reason other than a quit, retirement, discharge or death, such as vacation, holiday, sickness, Disability, leave of absence, or layoff.
(2)	Reemployment Commencement Date: The first date, following a Period of Severance from service that is not required to be taken into account under the service spanning rules of Subsection (b), on which the Employee performs an Hour of Service within the meaning of Labor Regulations section 2530.200b-2(a)(1) for the Employer or Employers maintaining this Plan.

(3)	Participation Commencement Date: The date a Participant first commences participation under the Plan.

(4)	Period Of Severance: The period of time commencing on the Severance From Service Date and ending on the date on which the Employee again performs an Hour of Service within the meaning of Labor Regulations section 2530.200b-2(a)(1) for an Employer or Employers maintaining this Plan.

(5)	Period of Service:
(i)	General Rule: The period commencing on the Employee’s Employment Commencement Date or Reemployment Commencement Date, whichever is applicable, and ending on the Severance from Service Date.

(ii)	Aggregation Rule: Periods of Service shall be aggregated unless such periods may be disregarded under Code sections 410(a)(5) or 411(a)(4).

(iii)	Month of Service: Thirty (30) days are deemed to be a Month of Service.
“Elective Account” An Account established and maintained for a Participant for accounting purposes with respect to his Elective Deferrals.
“Elective Deferrals” Any Employer contributions made to the Plan at the election of the Participant or operation of the Plan, in lieu of cash compensation, including a contribution made pursuant to a salary reduction agreement or other deferral mechanism.
With respect to any taxable year, a Participant’s Elective Deferrals are the sum of all Employer contributions made on behalf of the Participant pursuant to an election to defer under any qualified CODA as described in Code section 401(k), any simplified employee pension cash or deferred arrangement as described in Code section 408(k)(6), any SIMPLE IRA Plan described in Code section 408(p), any plan as described under Code section 501(c)(18), and any employer contributions made on the behalf of a Participant for the purchase of an annuity contract under Code section 403(b) pursuant to a salary reduction agreement. Elective Deferrals shall not include any deferrals properly distributed as Excess Annual Additions.
For years beginning after 2005, the term “Elective Deferrals” includes Pre-tax Elective Deferrals and Roth Deferrals.
“Eligibility Computation Period” For purposes of determining Years of Service and Breaks in Service for purposes of eligibility, the initial Eligibility Computation Period is the twelve (12) consecutive month period beginning with the Employee’s Employment Commencement Date, and unless otherwise specified in the Adoption Agreement, the subsequent Eligibility Computation Periods are each subsequent twelve (12) consecutive month period commencing on the annual anniversary of such date.
If in accordance with the election in the Adoption Agreement, the subsequent periods commence with the first Plan Year that commences prior to the first anniversary of the Employee’s Employment Commencement Date, an Employee who is credited with one thousand (1,000) Hours of Service in both the initial Eligibility Computation Period and the first Plan Year that commences prior to the first anniversary of the Employee’s initial Eligibility Computation Period shall be credited with two (2) Years of Service for purposes of eligibility to participate.
Short Form. The Eligibility Computation Periods following the initial period shall begin the first day of the Plan Year that commences prior to the first anniversary of the Employee’s Employment Commencement Date.
“Eligible Employee” An Employee who has met the eligibility requirements of the Plan.
Short Form. Standardized Plans shall exclude any Employee who is a non-resident alien (within the meaning of Code section 7701(b)(1)(B) deriving no earned income (within the meaning of Code section 911(d)(2)) from the Employer that constitutes income from sources within the United States (within the meaning of Code section 861(a)(3)); and employees who are included in the unit of Employees covered by a collective bargaining agreement between the Employer and employee representatives, provided benefits were the subject of good faith bargaining and two percent (2%) or less of the employees of the Employer who are covered pursuant to that agreement are “professional employees” as defined in Treasury Regulations section 1.410(b)-9. For this purpose, the term “employee representatives” does not include any organization more than half of whose members are Employees who are owners, officers, or executives of the Employer.
“Eligible Retirement Plan” An eligible plan under Code section 457(b) that is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and that agrees to separately account for amounts transferred into such plan from this Plan, an individual retirement account described in Code section 408(a), an individual retirement annuity described in Code section 408(b), an annuity plan described in Code section 403(a), an annuity contract described in Code section 403(b), or a qualified plan described in Code section 401(a), that accepts the Distributee’s Eligible Rollover Distribution. The definition of Eligible Retirement Plan shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is an Alternate Payee under a Qualified Domestic Relation Order. If any portion of an Eligible Rollover Distribution is attributable to payments or distributions from a designated Roth Account, an Eligible Retirement Plan with respect to such portion shall include only another designated Roth Account of the individual from whose account the payments or distributions were made, or a Roth IRA of such individual.
“Eligible Rollover Distribution” Any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee’s Designated Beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code section 401(a)(9); any Hardship distribution; the portion of any other distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); and any other distribution that is reasonably expected to total less than two hundred dollars ($200) during a year.
A portion of a distribution shall not fail to be an Eligible Rollover Distribution merely because the portion consists of after-tax Employee contributions that are not includible in gross income. However, such portion may be transferred only to an individual retirement account or annuity described in Code sections 408(a) or (b), or to a qualified defined contribution plan described in Code sections 401(a) or 403(a) that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution that is includible in gross income and the portion of such distribution that is not so includible.
“Employee” A person who is currently or hereafter employed by the Employer, or by any other employer aggregated under Code sections 414(b), (c), (m), (n), or (o) and the regulations thereunder, including a Leased Employee subject to Code section 414(n) and a self-employed owner of an unincorporated employer, but, unless otherwise provided in the Adoption Agreement, excluding (a) an Employee who is a non-resident alien (within the meaning of Code section 7701(b)(1)(B) deriving no earned income (within the meaning of Code section 911(d)(2)) from the Employer that constitutes income from sources within the United States (within the meaning of Code section 861(a)(3)); and (b) employees who are included in the unit of Employees covered by a collective bargaining agreement between the Employer and employee representatives, provided benefits were the subject of good faith bargaining and two percent (2%) or less of the employees of the Employer who are covered pursuant to that agreement are “professional employees” as defined in Treasury Regulations section 1.410(b)-9. For this purpose, the term “employee representatives” does not include any organization more than half of whose members are Employees who are owners, officers, or executives of the Employer.
Except as otherwise provided in this paragraph, if the Employer elects in the Adoption Agreement to exclude Employees who became Employees as the result of a “Code section 410(b)(6)(C) transaction,” then such Employees shall not be “Eligible Employees” prior to the expiration of the transition period beginning on the date of the transaction and ending on the last day of the first Plan Year beginning after the date of the transaction. A “Code section 410(b)(6)(C) transaction” is an asset or stock acquisition, merger, or similar transaction involving a change in the Employer of the Employees of a trade or business. However, if a separate trade or business becomes a Related Employer as the result of a “Code section 410(b)(6)(C) transaction,” then Employees of such Related Employer will not be treated as “Eligible Employees” prior to the date the entity adopts the Plan as a participating Employer. For purposes of this Section, “Related Employer” means any trade or business related to the Employer by the application of Code sections 414(b), (c), (m), (n), or (o). In the case of a standardized plan, affected Employees shall become eligible to participate on the earlier of the adoption of this Plan by such separate entity or the expiration of the transition period.
Short Form. Employees who became Employees as the result of a “Code section 410(b)(6)(C) transaction,”

shall not be considered “Eligible Employees” prior to the expiration of the transition period described in the above paragraph.
In the case of non-standardized plans, notwithstanding any other provision of this Plan, individuals who are not contemporaneously classified as Employees of the Employer for purposes of the Employer’s payroll system (including, without limitation, individuals employed by temporary help firms, technical help firms, staffing firms, employee leasing firms, professional employer organizations, or other staffing firms whether or not deemed to be “common law” Employees or Leased Employees are not considered to be Eligible Employees of the Employer and shall not be eligible to participate in the Plan. The preceding sentence shall not apply in the case of the Employer out sourcing its human resource functions for Employees that the Employer would otherwise treat as “common law’ Employees. In the event any such individuals are reclassified as Employees for any purpose, including without limitation, common law or statutory employees, by any action of any third party, including, without limitation, any government agency, or as a result of any private lawsuit, action, or administrative proceeding, such individuals shall notwithstanding such reclassification, remain ineligible for participation hereunder. Notwithstanding foregoing, the exclusive means for individuals who are not contemporaneously classified as an Employee of the Employer on the Employer’s payroll system to become eligible to participate in this Plan is through an amendment to this Plan, duly executed by the Employer, that specifically renders such individuals eligible for participation hereunder.
This Plan is to be construed to exclude all individuals who are not considered Employees for purposes of the Employer’s payroll system, and the Plan Administrator is authorized to do so, despite the fact that its decision may result in the inadvertent loss of the Plan’s tax qualification requiring an amendment of the Plan’s eligibility provisions.
“Employer” The Employer that is a party to this Plan, or any of its affiliates, successors or assigns that adopt the Plan; provided, however, that no mere change in the identity, form, or organization of the Employer shall affect its status under the Plan in any manner, and, if the name of the Employer is hereafter changed, a corresponding change shall be deemed to have been made in the name of the Plan and references herein to the Employer shall be deemed to refer to the Employer as it is then known.
“Employer Account” An Account established and maintained for a Participant for accounting purposes with respect to his share of Employer Contributions, Non-Elective Contributions, and Forfeitures.
“Employer Contribution” A contribution by the Employer to a money purchase pension plan, target benefit plan, or profit sharing plan other than a cash or deferred profit sharing plan.
“Employment Commencement Date” The date on which an Employee first performs an Hour of Service within the meaning of Labor Regulations section 2530.200b-2(a)(1) for the Employer or Employers maintaining this Plan.
“Entry Date” The date or dates specified as the Entry Date in the Adoption Agreement.
Short Form. The Entry Dates for Short Form standardized plans shall be the first day of the Plan Year or the first day of the seventh calendar month of the Plan Year coincident with or next following satisfaction of the eligibility requirements.
“Excess Aggregate Contributions” With respect to any Plan Year, the excess of:
(a)	The aggregate contribution percentage amounts taken into account in computing the numerator of the contribution percentage actually made on behalf of Highly Compensated Employees for such Plan Year, over

(b)	The maximum contribution percentage amounts permitted by the ACP test (determined by hypothetically reducing contributions made on behalf of Highly Compensated Employees in order of their contribution percentages beginning with the highest of such percentages). Such determination shall be made after first determining Excess Elective Deferrals and then determining Excess Contributions, as required in Part II, Article VII.

“Excess Annual Addition” The portion of the allocation of contributions and Forfeitures that cannot be added to a Participant’s Accounts due to the limitations on Annual Additions contained in Part III, Article II.
“Excess Contributions” With respect to any Plan Year, the excess of:
(a)	The aggregate amount of Employer contributions actually taken into account in computing the ADP of Highly Compensated Employees for such Plan Year, over

(b)	The maximum amount of such contributions permitted by the ADP test (determined hypothetically by reducing contributions made on behalf of Highly Compensated Employees in order of their contribution percentages, beginning with the highest of such percentages).
“Excess Elective Deferrals” Those Elective Deferrals that are made either:
(a)	During the Participant’s taxable year and exceed the dollar limitation under such Code section 402(g) (including, if applicable, the dollar limitation on Catch-up Contributions defined in Code section 414(v)) for such year) or a lesser limitation set by the Adoption Agreement; or

(b)	During a calendar year and exceed the dollar limitation under Code section 402(g) (including, if applicable, the dollar limitation on Catch-up Contributions defined in Code section 414(v)) for the Participant’s taxable year beginning in such calendar year, or a lesser limitation set by the Adoption Agreement, counting only Elective Deferrals made under this Plan and any other plan, contract, or arrangement maintained by the Employer.
Excess Elective Deferrals shall be treated as Annual Additions under the Plan, unless such amounts are distributed no later than the first April 15 following the close of the Participant’s taxable year.
“Fiduciary” The Plan Administrator, the Trustee, and any other person who has discretionary authority or control in the management of the Plan or the disposition of Trust assets.
“5-Percent Owner” A Participant who satisfies the definition of a 5-percent owner within the meaning of Code section 416(i) at any time during the Plan Year ending with or within the calendar year.
“Forfeitures” The non-vested portion of a Participant’s Account balance that is forfeited on or after his termination of employment in accordance with Section 2.4.4 and may be allocated to other Participants, used to defray the administrative expenses of the Plan, or considered as part of the Employer’s Contribution if permitted by Part II, Article III.
“Highly Compensated Employee” (HCE) Any Employee during a Plan Year who:
(a)	Was a 5-Percent Owner of the Employer at any time during the year or the preceding year, or

(b)	For the preceding year
(1)	Had “compensation” from the Employer in excess of eighty thousand dollars ($80,000) (as adjusted by the Secretary of the Treasury pursuant to Code section 415(d)), and

(2)	If the Employer elects in the Adoption Agreement the application of this clause for such preceding year, was in the top-paid group of Employees for such preceding year.
For this purpose, an Employee is in the top-paid group of Employees for any year if such Employee is in the group consisting of the top twenty percent (20%) of the Employees when ranked on the basis of compensation paid during such year.
For these purposes, the applicable year of the Plan for which a determination is being made is called a “determination year” and the preceding twelve (12) month period is called a “look-back year.”
The determination of whether an Employee had compensation in excess of eighty thousand dollars ($80,000), as adjusted, shall be made based on compensation paid during the preceding Plan Year, unless the Employer has made a calendar year data election in the Adoption Agreement. The effect of the calendar year data election is that the look-back year becomes the calendar year beginning with or within the look-back year.
The top-paid group election and the calendar year data election must apply consistently to the determination years of all plans of the Employer.
Short Form. The top-paid group election shall always apply.
Generally, a former Employee shall be treated as a Highly Compensated Employee if:
(1)	Such Employee was a Highly Compensated Employee when such Employee separated from service or

(2)	Such Employee was an active Highly Compensated Employee for any Plan Year that ended on or after the Employee’s fifty-fifth (55th) birthday.
The determination of whether a former Employee is a Highly Compensated Employee shall be based on the rules applicable to determining Highly Compensated Employee status as in effect for that determination year, in accordance with temporary Treasury Regulations sections 1.414(q)-1T, A-7 and A-4 and Notice 97-45.
The Plan Administrator shall apply rules to determine who is a Highly Compensated Employee as set forth in an administrative policy, so long as such rules are reasonable, nondiscriminatory, and uniformly and consistently applied.
“Hour of Service” An hour for which:
(a)	The Employee is paid, or entitled to payment by the Employer for the performance of duties. These hours will be credited to the Employee for the computation period in which the duties are performed.

(b)	The Employee is paid or entitled to payment by the Employer during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including Disability), layoff, jury duty, military duty, or leave of absence. These hours will be credited to the Employee for the computation period during which no duties are performed, beginning with the first Hour of Service to which the payment relates. No more than 501 Hours of Service will be credited under this Subsection for any single continuous period (whether or not such period occurs in a single computation period).

(c)	Back pay, irrespective of mitigation of damages, has been either awarded or agreed to by the Employer. These hours will be credited to the Employee for the period to which the award or agreement pertains rather than the period in which the award, agreement, or payment is made.
Hours of Service shall not be credited under both (a) and (b), above, as the case may be, and under (c) above. Notwithstanding the preceding, no Hours of Service shall be credited to the Employee by reason of a payment made or due under a plan maintained solely for the purpose of complying with applicable worker’s compensation, or unemployment compensation or disability insurance laws, and no Hours of Service shall be credited by reason of a payment that solely reimburses an Employee for medical or medically related expenses incurred by the Employee. The determination of Hours of Service for reasons other than the performance of duties and the crediting of Hours of Service to computation periods shall be made in accord with the provisions of Labor Regulations sections 2530.200b-2(b) and (c) that are incorporated herein by reference.
Solely for the purposes of determining whether an Employee has incurred a Break in Service, an Employee shall be credited with the number of Hours of Service that would otherwise have been credited to such individual but for the absence, and in any case in which such hours cannot be determined, with eight (8) Hours of Service for any day that the Employee is absent from work by reason of the Employee’s pregnancy, the birth of a child of the Employee, the placement of a child with the Employee in connection with the adoption of such child by the Employee or for purposes of caring for such child for a period beginning immediately following such birth or placement. Such Hours of Service shall be credited in the computation period in which the absence from work begins if such crediting is necessary to prevent the Employee from incurring a Break in Service in such period, and in any other case, in the immediately following computation period. Notwithstanding the foregoing, no credit shall be given for such service unless the Employee furnishes to the Plan Administrator information to establish that the absence from work is for the reasons indicated and the number of days for which there was such an absence.
In the event the Employer does not maintain records of the actual hours for which an Employee is paid or entitled to payment, credit for service shall be given in accordance with the method selected in the Adoption Agreement.
Service with another business entity that is, along with the Employer, a member of a controlled group of corporations under Code section 414(b), an affiliated service group under Code section 414(m) or trades or businesses under common control under Code section 414(c), or that is otherwise required to be aggregated with the Employer pursuant to Code section 414(o) and the regulations issued thereunder shall be treated as service for the Employer. Hours of Service shall be credited for any individual considered an Employee for purposes of this Plan under Code sections 414(n) or 414(o) and the regulations issued thereunder.
If elected in the Adoption Agreement, service for a predecessor to the Employer, whether as an Employee or a self-employed person, will be treated as service for the Employer. If the Employer maintains the plan of a predecessor employer, service with such predecessor shall be treated as service for the Employer.
If elected in the Adoption Agreement, service with a prior employer whether as an Employee or a self-employer person will be treated as service for the Employer for legitimate business purposes so long as the grant of such service does not discriminate in favor of Highly Compensated Employees. Service with a prior employer shall be limited to 5 years.
“Insurer” Any insurance company that has issued a Life Insurance Policy.
“Integration Level” The Integration Level shall be equal to the Taxable Wage Base or such lesser amount specified in the Adoption Agreement. The Integration Level shall be deemed to be the full amount specified in the Adoption Agreement, even though a Participant’s Compensation may include less than a full year’s compensation because either he commenced participation after the first day of the Compensation Computation Period or he terminated service prior to the end of the Compensation Computation Period.
“Joint and Survivor Annuity” An annuity for the life of the Participant with a survivor annuity for the life of the spouse (or other Beneficiary) that is not less than fifty percent (50%) and not more than one hundred percent (100%) of the amount of the annuity that is payable during the joint lives of the Participant and the spouse or other Beneficiary and that is the amount of benefit that can be purchased with the Participant’s vested Account balances. The percentage of the survivor annuity shall be fifty percent (50%) unless a different percentage is elected by the Employer in the Adoption Agreement.
“Key Employee” For Plan Years beginning after December 31, 2001, an Employee or former Employee (including any deceased Employee) who, at any time during the Plan Year that includes the Determination Date (as defined in Subsection 2.6.2(g)) is either:
(a)	An officer of the Employer having an Annual Compensation (as defined in Subsection 2.6.2(b)) greater than one hundred thirty thousand dollars ($130,000) (as adjusted by Code section 416(i) for Plan Years beginning after December 31, 2002);

(b)	A 5-Percent Owner; or

(c)	Any person who owns directly or indirectly more than one percent (1%) of the outstanding stock of the Employer or stock possessing more than one percent (1%) of the total combined voting power of all stock of the Employer or, in the case of an unincorporated Employer, the capital or profits interest in the Employer and has Annual Compensation (as defined in Subsection 2.6.2(b)) from the Employer of more than one hundred fifty thousand dollars ($150,000).
The determination of who is a Key Employee shall be made in accordance with Code section 416(i)(1) and the regulations thereunder.
“Leased Employee” Any person (other than an Employee of the recipient) who, pursuant to an agreement between the recipient and any other person (the “leasing organization”), has performed services for the recipient (or for the recipient and related persons determined in accordance with Code section 414(n)(6)) on a substantially full time basis for a period of at least one (1) year and such services are performed under the primary direction or control of the recipient; provided, that any such person shall not be taken into account if:
(a)	Such person is covered by a money purchase pension plan providing
(1)	A nonintegrated employer contribution rate of at least ten percent (10%) of compensation, as defined in Code section 415(c)(3) and Subsection 3.2.5(a)(iii) of the Plan, but including in compensation amounts contributed by the employer pursuant to a salary reduction agreement that are excludable from the person’s gross income under Code sections 125, 132(f)(4), 402(e)(3), 402(h), or 403(b);

(2)	Immediate participation; and

(3)	Full and immediate vesting; and
(b)	Leased Employees do not constitute more than twenty percent (20%) of the workforce of the recipient who are not Highly Compensated Employees.
Contributions or benefits provided a Leased Employee by the leasing organization that are attributable to services performed for the recipient employer shall be treated as provided by the recipient employer.
“Life Insurance Policy” A life insurance, group or individual annuity, deposit administration, or endowment policy or contract owned by the Trust, including any Life Insurance Policy on the life of a Participant, the life of someone in whom the Participant has an insurable interest, or the joint lives of a Participant and someone in whom the Participant has an insurable interest.
“Limitation Year” Unless otherwise specified in the Adoption Agreement, the Plan Year; provided that all qualified plans maintained by the Employer must use the same Limitation Year. If the Limitation Year is amended to a different twelve (12) consecutive month period, the new Limitation Year must begin on a date within the Limitation Year during which the amendment is made.
“Mass Submitter” DATAIR Employee Benefits Systems, Inc.
“Matching Account” An Account established and maintained for a Participant for accounting purposes with respect to his share of Matching Contributions and Forfeitures.
“Matching Contribution” A contribution to the Plan by the Employer that matches in whole or in part an Elective Deferral on behalf of an electing Employee.
“Minimum Top-Heavy Allocation” The minimum allocation of a Participant for which provision is made in Sections 2.3.4 and 2.6.1.

“Non-Elective Contribution” A contribution to a cash or deferred profit sharing plan by the Employer that is not a Qualified Non-Elective Contribution, Matching Contribution, Elective Deferral, or Qualified Matching Contribution.
“Non-Highly Compensated Employee” Any Employee who does not meet the definition of a Highly Compensated Employee in effect for a particular Plan Year.
“Non-Key Employee” Any Employee who does not meet the definition of a Key Employee in effect for a particular Plan Year.
“Normal Retirement Age” The age specified as the Normal Retirement Age in the Adoption Agreement, but in no event later of age sixty-five (65) or the fifth 5th) anniversary of the participation in the Plan. For this purpose only, participation is assumed to commence as of the first day of the first Plan Year in which the Employee became a Participant.
Short Form. The Normal Retirement Age is the later of age sixty-five (65) or the fifth (5th) anniversary of the participation in the Plan.
“Normal Retirement Date” The date specified in the Adoption Agreement as the Normal Retirement Date.
Short Form. The date the Participant attains his Normal Retirement Age.
“Owner-Employee” An individual who is a sole proprietor or who is a partner owning more than ten percent (10%) of either the capital or profits interest of the partnership.
“Participant” Any Eligible Employee who enters the Plan after meeting the requirements of Section 2.1.1.
“Plan” The defined contribution plan for Employees as set forth in this Agreement, the Trust, and the Adoption Agreement, together with any amendments or supplements thereto.
“Plan Administrator” The person, persons, or entity appointed by the Employer to administer the Plan, or, if the Employer fails to make such appointment, the Employer.
“Plan Sponsor” The Plan Sponsor specified in the Adoption Agreement.
“Plan Year” or “Year” The twelve (12) consecutive month period designated by the Employer in the Adoption Agreement.
“Preretirement Survivor Annuity” A survivor annuity for the life of the surviving spouse (or other Beneficiary) of the Participant purchasable with an amount equal to at least fifty percent (50%) of the vested Account balance of the Participant as of the date of the Participant’s death, reduced if necessary, to reflect any security interest held by the Plan by reason of a loan outstanding to the Participant for which a valid spousal consent has been obtained.
“Pre-tax Elective Account” An Account established and maintained for a Participant for accounting purposes with respect to his Pre-tax Elective Deferrals.
“Pre-tax Elective Deferral” Any Elective Deferral that is not includible in the Participant’s gross income at the time deferred.
“Pre-tax IRA Account” An Account established and maintained for a Participant for accounting purposes with respect to his Pre-tax IRA Deferrals.
“Pre-tax IRA Contribution” Any Deemed IRA Contribution that is not includible in the Participant’s gross income at the time it is made.
“Qualified Domestic Relations Order” (QDRO) A domestic relations order that creates or recognizes the existence of an Alternate Payee’s right to receive all, or a portion of, the benefits payable with respect to a

Participant under this or any other plan of the Employer and that the Plan Administrator has determined to satisfy the conditions of Code section 414(p).
“Qualified Joint and Survivor Annuity” A Joint and Survivor Annuity that is immediately payable and for which the Beneficiary is the Participant’s spouse. The percentage of the survivor annuity shall be fifty percent (50%) unless a different percentage is elected by the Employer in the Adoption Agreement.
“Qualified Matching Account” An Account established and maintained for a Participant for accounting purposes with respect to his share of Qualified Matching Contributions.
“Qualified Matching Contribution” A Matching Contribution that is one hundred percent (100%) vested and nonforfeitable when made and that is distributable only in accordance with the distribution restrictions applicable to Elective Deferrals under the Plan, except that a Qualified Matching Contribution may not be distributed on account of Hardship
“Qualified Military Service” Any service in the uniformed services, whether on a voluntary or involuntary basis, including active duty, active duty for training, initial active duty for training, inactive training, full-time National Guard duty, and the period of time a person is absent to determine his fitness to perform any such duty. Uniformed services refers to the Armed Forces, the Army National Guard, the Air National Guard, the commissioned corps of the Public Health Service, and any other category of persons designated by the President in time of war or national emergency.
“Qualified Non-Elective Account” An Account established and maintained for a Participant for accounting purposes with respect to his share of Qualified Non-Elective Contributions.
“Qualified Non-Elective Contribution” An Employer contribution to a cash or deferred profit sharing plan that is neither a Non-Elective Contribution, Matching Contribution, Qualified Matching Contribution, nor an Elective Deferral, that is one hundred percent (100%) vested and nonforfeitable when made, that a Participant may not elect to receive in cash, and that is distributable only in accordance with the distribution restrictions applicable to Elective Deferrals under the Plan, except that Qualified Non-Elective Contributions may not be distributed on account of Hardship.
“Qualified Preretirement Survivor Annuity” A Preretirement Survivor Annuity for which the Beneficiary is the Participant’s spouse, and the benefit the Participant would have received is a Qualified Joint and Survivor Annuity (or the actuarial equivalent thereof).
“Qualifying Employer Securities or Real Property” Securities or real property of the Employer that the Trustee may acquire and hold pursuant to the applicable provisions of the Code and the Act.
“Rollover Account” An Account established and maintained for a Participant for accounting purposes with respect to amounts the Participant has rolled over to this Plan.
“Roth Deferral” (an after-tax contribution) Any Employer contribution made to the Plan at the election of the Participant that is: (1) designated irrevocably by the Participant at the time of the cash or deferred election as a Roth Deferral that is being made in lieu of all or a portion of the Elective Deferrals (pre-tax) the Participant is otherwise eligible to make under the Plan; (2) treated by the Employer as includible in the Participant’s income at the time the Participant would have received the contribution amount in cash if the Participant had not made the deferral election; and (3) maintained by the Plan in a separate account. Roth Deferrals must satisfy all Plan restrictions applicable to Elective Deferrals.
Under the separate accounting requirement, contributions and withdrawals of designated Roth Deferrals must be credited and debited to a designated Roth Deferral Account maintained for the Participant who made the designation, and the Plan must maintain a record of the Participant’s investment in the contract (i.e., designated Roth Deferrals that have not been distributed) with respect to the Participant’s designated Roth Deferral Account. In addition, gains, losses, and other credits or charges must be separately allocated on a reasonable and consistent basis to the designated Roth Deferral Account and other accounts under the Plan. However, Forfeitures may not be allocated to the designated Roth Deferral Account. The separate accounting requirement applies at the time the designated Roth Deferral is contributed to the Plan and must continue to apply until the designated Roth Deferral Account is completely distributed.

A designated Roth Deferral must satisfy the requirements applicable to Elective Deferrals made under the Plan. Thus, Roth Deferrals are subject to the nonforfeitability and distribution restrictions applicable to Elective Deferrals and are taken into account under the ADP test of Section 2.7.1 in the same manner as Pre-tax Elective Deferrals.
Distributions from Roth Deferral Accounts (other than corrective distributions) are not includible in the Participant’s gross income if made after the Participant’s death, disability, or age 59 1/2 provided that such distribution occurs after five (5) years from the establishment of the Roth Deferral Account for the Participant. Earnings on corrective distributions of Roth Deferrals are includible in gross income in the same manner as earnings on corrective distributions of Pre-tax Elective Deferrals.
“Roth Deferral Account” An Account established and maintained for a Participant for accounting purposes with respect to his Roth Deferrals.
“Roth IRA Account” (Roth IRA) An Account established and maintained for a Participant for accounting purposes with respect to his Roth IRA Contributions.
“Roth IRA Contribution” (an after-tax contribution) Any Deemed IRA Contribution that is (1) designated irrevocably by the Participant at the time of the cash or deferred election as a Roth IRA Contribution; (2) treated by the Employer as includible in the Participant’s income at the time the Participant would have received the contribution amount in cash if the Participant had not made the deferral election; and (3) maintained by the Plan in a separate account.
“Segregated Account” An Account established and maintained for a Participant for accounting purposes with respect to his interest in a Segregated Fund.
“Segregated Fund” Assets held in the name of the Trustee that have been segregated from the other assets of the Trust Fund in accordance with any of the provisions of the Plan.
“Self-Employed Individual” An individual who has Earned Income for the taxable year from the trade or business for which the Plan is established or who would have had Earned Income but for the fact that the trade or business had no net profits for the taxable year.
“Straight Life Annuity” An annuity payable in equal installments over the life of the Participant that terminates upon the Participant’s death.
“Taxable Wage Base” The contribution and benefit base in effect under section 230 of the Social Security Act at the beginning of the Plan Year.
“True-up” The process of increasing an annual contribution that has been limited on a Compensation Computation Period basis to the amount determined when applying the limits on an annual basis.
“Trustee” The persons, corporations, associations, or combination of them who shall at the time be acting as such from time to time hereunder. The term “Trustee” as used herein shall also include a person holding the assets of a custodial account, an annuity contract, or other contract that is treated as a qualified trust pursuant to Code section 401(f), and references to the Trust Fund shall be construed to apply to such custodial account, annuity contract, or other contract.
“Trust Fund” All money and property of every kind and character held by the Trustee pursuant to the Plan.
“Valuation Date” The date or dates specified as the Valuation Date(s) in the Adoption Agreement.
Short Form Standardized. The Valuation date shall be the last day of the Plan Year.
“Voluntary Account” An Account established and maintained for a Participant for accounting purposes with respect to his Voluntary Employee Contributions that were not deductible by the Participant at the time they were made.

“Voluntary Employee Contributions” Pre-tax contributions made by a Participant at his discretion, prior to Plan Years beginning in 1987, and after-tax contributions made by a Participant at his discretion, but not including Roth Deferrals or Roth IRA Contributions.
“Year of Service” A “Year of Service” is completed on the last day of a twelve (12) consecutive month period (computation period) specified in the Adoption Agreement during which an Employee completes at least one thousand (1,000) Hours of Service. If elected in the Adoption Agreement, the hours requirement for the completion of a Year of Service for a particular purpose can be less than one thousand (1,000) hours and can be satisfied before the end of the Eligibility Computation Period. For purposes of the Elapsed Time Method, a Year of Service means twelve (12) Months of Service, as defined in the definition of Elapsed Time Method in this Article, or such lesser number of months specified in the Adoption Agreement. All Years of Service shall be taken into account.
Short Form. The computation period for purposes of determining Years of Service shall be based on the Eligibility Computation Period defined for Short Form Adoption Agreements in the Plan.
“Year of Vesting Service” A “Year of Vesting Service” is the twelve (12) consecutive month period specified in the Adoption Agreement during which an Employee completes at least one thousand (1,000) Hours of Service or such lesser number of hours specified in the Adoption Agreement. For purposes of the Elapsed Time Method, a Year of Vesting Service means either Twelve (12) Months of Service, as defined in the definition of Elapsed Time Method in this Article, three hundred sixty-five (365) days of service, or such other period of service specified in the Adoption Agreement. The Plan Administrator shall take into account all Years of Vesting Service unless the Employer specifies exclusions in the Adoption Agreement.
Short Form. Years of Vesting Service shall be based on service during the Plan Year.

ARTICLE III
TARGET BENEFIT DEFINITIONS
“Average Monthly Compensation” Unless otherwise specified in the Adoption Agreement, the total Compensation paid by the Employer to a Participant during the thirty-six (36) consecutive months within consecutive Compensation Computation Periods while a Participant that produce the highest Average Monthly Compensation provided that, if the Participant’s entire period of Participation is less than the specified period, the Participant’s Average Monthly Compensation shall be determined by averaging (on a monthly basis) the Compensation received by the Participant during the Participant’s entire period of participation in the Plan, as elected in the Adoption Agreement.
For the purpose of determining Average Monthly Compensation, all Compensation shall be included, except the following Compensation may be excluded: Compensation received before the first day of the Compensation Computation Period that ends within the initial Plan Year of participation, Compensation received during the Compensation Computation Period in which the Participant attains Normal Retirement Age, Compensation received during the Compensation Computation Period in which the Participant terminates employment with the Employer and Compensation received during the Compensation Computation Period in which the Plan terminates.
“Base Benefit Percentage” The rate, expressed as a percentage of Compensation, at which Employer-derived benefits are accrued with respect to Compensation of Participants at or below the Integration Level for the Plan Year.
“Covered Compensation” A Participant’s Covered Compensation for a Plan Year is the average (without indexing) of the Taxable Wage Bases in effect for each calendar year during the 35-year period ending with the last day of the calendar year in which the Participant attains (or will attain) Social Security Retirement Age. Covered Compensation will be determined based on the year designated by the Employer in the Adoption Agreement.
If elected in the Adoption Agreement, Covered Compensation for Plan Years beginning prior to 1995 shall be the average (without indexing) of the Taxable Wage Bases for the thirty-five (35) calendar years ending with the year prior to the calendar year an individual attains Social Security Retirement Age.
In determining a Participant’s Covered Compensation for a Plan Year, the Taxable Wage Base in effect for the current Plan Year and any subsequent Plan Year will be assumed to be the same as the Taxable Wage Base in effect as of the beginning of the Plan Year for which the determination is being made.
A Participant’s Covered Compensation for a Plan Year before the 35-year period ending with the last day of the calendar year in which the Participant attains Social Security Retirement Age is the Taxable Wage Base in effect as of the beginning of the Plan Year. A Participant’s Covered Compensation for a Plan Year after such 35-year period is the Participant’s Covered Compensation for the Plan Year during which the 35-year period ends.
Short Form. Covered compensation will be determined for the 35-year period ending on the last day of the calendar year in which the Participant attains (or will attain) Social Security Retirement Age.
“Current Target Benefit” For each Participant, the product of: (1) the amount derived from the formula designated in the Adoption Agreement, and (2) a fraction, the numerator of which is the Participant’s number of Years of Participation from the latest Fresh-Start Date, if any, through and including the later of the year in which the Participant attains Normal Retirement Age or the current Plan Year, and the denominator of which is the Participant’s total Years of Projected Participation.
If this Plan has not had a Fresh-Start Date, such fraction will equal one (1.0) for all Participants. In any event, for those Participants who first participated in the Plan after the latest Fresh-Start Date, such fraction shall equal one (1.0). For purposes of determining the numerator in the fraction above, only those current and prior years during which a Participant was eligible to receive a contribution under the Plan will be taken into account.

For purposes of determining a Participant’s Current Target Benefit, a Participant’s total Years of Projected Participation under the Plan is the sum of (1) and (2), where (1) is the number of years during which the Participant benefited under this Plan beginning with the latest of: (a) the first Plan Year in which the Participant benefited under the Plan, (b) the first Plan Year taken into account in the stated benefit formula, and (c) any Plan Year immediately following a Plan Year in which the Plan did not satisfy the safe harbor for target benefit plans in Treasury Regulations section 1.401(a)(4)-8(b)(3), and ending with the last day of the current Plan Year, and (2) is the number of years, if any, subsequent to the current Plan Year through the end of the Plan Year in which the Participant attains Normal Retirement Age.
“Excess Benefit Percentage” The Excess Benefit Percentage is the rate, expressed as a percentage of Compensation, at which Employer-derived benefits are accrued with respect to Compensation of Participants above the Integration Level for the Plan Year.
“Final Average Compensation” The average of the Participant’s annual Compensation, as defined in Part I, Article II, from the Employer for the three consecutive year period ending with or within the Plan Year; provided, that if a Participant terminates employment before the last day of a Plan Year, the Participant’s Final Average Compensation shall be determined based on the Participant’s most recently completed three consecutive year period; and provided further, that if a Participant’s entire period of employment for the Employer is less than three consecutive years, the Participant’s Final Average Compensation shall be determined by averaging (on an annual basis) the Compensation received by the Participant from the Employer during the Participant’s entire period of employment for the Employer.
Compensation for any year in excess of the Taxable Wage Base in effect at the beginning of such year shall not be taken into account. No increase in Final Average Compensation will decrease a Participant’s Target Benefit under the Plan.
“Fresh-Start Date” The last day of a Plan Year preceding a Plan Year for which provisions that would affect the amount of the Current Target Benefit are amended.
“Frozen Accrued Target Benefit” The benefit determined as of the Plan’s latest Fresh-Start Date as if the Participant terminated employment with the Employer as of that date, without regard to any amendment made to the Plan after that date.
A Participant’s Frozen Accrued Target Benefit is equal to the amount of the Current Target Benefit in effect on the latest Fresh-Start Date that a Participant has accrued as of that date, assuming that such Current Target Benefit accrues ratably from the year in which the Participant first participated in this Plan (or, if later, the preceding Fresh-Start Date under this Plan) through and including the Plan Year in which the Participant attains Normal Retirement Age.
The amount of the Current Target Benefit in effect on the latest Fresh-Start Date that a Participant is assumed to have ratably accrued is determined by multiplying the Plan’s Current Target Benefit formula in effect on that date by a fraction, the numerator of which is the number of Years of Participation from the later of the Participant’s first Year of Participation in this Plan or the preceding Fresh-Start Date, if any, through and including the year that contains the latest Fresh-Start Date, and the denominator of which is the number of Years of Participation from the later of the Participant’s first Year of Participation in this Plan or the preceding Fresh-Start Date, if any, through and including the later of the year in which the Participant attains Normal Retirement Age or the current Plan Year. For purposes of this paragraph, only those Years of Participation during which a Participant was eligible to receive a contribution under the Plan will be taken into account.
If this Plan has had a preceding Fresh-Start Date, each Participant’s Frozen Accrued Target Benefit as of the latest Fresh-Start Date will equal the sum of the amount of the Current Target Benefit in effect on the latest Fresh-Start Date that a Participant is assumed to have ratably accrued as of that date under the preceding paragraph, and the Frozen Accrued Target Benefit determined as of the preceding Fresh-Start Date.
If: (1) the Current Target Benefit formula in effect on the latest Fresh-Start Date was not expressed as a Straight Life Annuity for all Participants, and/or (2) the Normal Retirement Age for any Participant on the latest Fresh-Start Date was greater than the Normal Retirement Age for that Participant under the Current Target Benefit formula in effect after the latest Fresh-Start Date, the Frozen Accrued Target Benefit will be converted to an actuarially equivalent Straight Life Annuity commencing at the Participant’s Normal Retirement Age under the Current Target Benefit formula in effect after the latest Fresh-Start Date, using the actuarial assumptions in effect under the Current Target Benefit formula in effect on the latest Fresh-Start Date.
Notwithstanding the above, if in the immediately preceding Plan Year this Plan did not satisfy the safe harbor for target benefit plans in Treasury Regulations section 1.401(a)(4)-(8)(b)(3) or was not a prior safe harbor plan, the Frozen Accrued Target Benefit for any Participant in the Plan, determined for the next Plan Year during which section 1.401(a)(4)-8(b)(3) is satisfied until the year following the next Fresh-Start Date, if any, will be zero.
Prior safe harbor plan means a plan adopted and in effect on September 19, 1991, that satisfied the applicable nondiscrimination requirements for target benefit plans on that date and in all prior periods (taking into account no amendments to the Plan after September 19, 1991, other than amendments necessary to satisfy Code section 401(l)).
“Social Security Retirement Age” Age sixty-five (65) if the Participant attains age sixty-two (62) before January 1, 2000 (i.e., born before January 1, 1938), age sixty-six (66) if the Participant attains age sixty-two (62) after December 31, 1999, but before January 1, 2017 (i.e., born after December 31, 1937, but before January 1, 1955), and age sixty-seven (67) if the Participant attains age sixty-two (62) after December 31, 2016 (i.e., born after December 31, 1954).
A Participant’s Social Security Retirement Age (“SSRA”) is based on the Participant’s year of birth as follows:

Year of Birth	SSRA
1937 or earlier	65
1938 through 1954	66
after 1954	67
“Target Benefit” The monthly benefit, expressed as a Straight Life Annuity, without a term certain, refund feature, or survivor benefit, as set forth in the Adoption Agreement. Notwithstanding the foregoing, a Participant’s actual benefit at any time shall be the value of his Employer Account.
“Year of Participation” Each year with the Employer with respect to which benefits are treated as accruing on behalf of the Participant for such year pursuant to Section 2.2.1 of the Plan.
“Year of Projected Participation” The sum of (1) and (2), where (1) is the number of years during which the Participant benefited under this Plan beginning with the latest of: (a) the first Plan Year in which the Participant benefited under the Plan, (b) the first Plan Year taken into account in the Target Benefit formula, and (c) any Plan Year immediately following a Plan Year in which the Plan did not satisfy the safe harbor for target benefit plans in Treasury Regulations section 1.401(a)(4)-8(b)(3), and ending with the last day of the current Plan Year, and (2) is the number of years if any, subsequent to the current Plan Year through the end of the Plan Year in which the Participant attains Normal Retirement Age.
For purposes of this definition of Years of Projected Participation, if this Plan is a prior safe harbor plan, the Plan is deemed to satisfy the safe harbor for target benefit plans in Treasury Regulations section 1.401(a)(4)-8(b)(3) and a Participant is treated as benefiting under the Plan in any Plan Year beginning prior to January 1, 1994.

PART II
ARTICLE I
PARTICIPATION
2.1.1 Eligibility Requirements. Each Employee shall be eligible to participate in this Plan and receive an appropriate allocation of contributions upon satisfying the eligibility requirements set forth in the Adoption Agreement.
2.1.2 Commencement of Participation. An eligible Employee shall become a Participant in the Plan on the applicable Entry Date selected in the Adoption Agreement.
Short Form. The Entry Dates for Short Form standardized plans shall be the first day of the Plan Year or the first day of the seventh calendar month of the Plan Year coincident with or next following satisfaction of the eligibility requirements.
2.1.3 Participation Upon Re-Employment.
(a)	Re-Employment After Satisfying Eligibility Requirements

A Participant whose employment terminates and who is subsequently re-employed shall re-enter the Plan as a Participant immediately on the date of his reemployment. In the event that an Employee completes the eligibility requirements set forth in the Adoption Agreement but his employment terminates prior to becoming a Participant and he is subsequently re-employed after the date that he would have become a Participant, such Employee shall be deemed to have met the eligibility requirements as of the date of his re-employment and shall become a Participant on the date of his re-employment. If such Employee is re-employed prior to the date he would have become a Participant if his employment had not terminated, he shall become a Participant as of the date he would have become a Participant if his employment had not terminated.

(b)	Re-Employment Before Satisfying Eligibility Requirements

Except as provided in the next paragraph, an Employee who has not met the eligibility requirements and whose employment terminates and who is subsequently reemployed shall become a Participant in accordance with the provisions of Sections 2.1.1 and 2.1.2.

If the Plan has an eligibility requirement longer than one year, an Employee who terminates after completing a Year of Service and is subsequently reemployed prior to incurring a Break in Service shall receive credit for that Year of Service for purposes of eligibility under Sections 2.1.1 and 2.1.2. However, an Employee who incurs a Break in Service shall not receive credit for that Year of Service for the year prior to the break.
2.1.4 Termination of Participation. An Employee who has become a Participant shall remain a Participant until the entire amount of his Distributable Benefit is distributed to him or his Beneficiary in the event of death.
2.1.5 Plan Administrator’s Determination. In the event any question arises regarding the eligibility of any person to become a Participant or the commencement of participation, the Plan Administrator shall determine such question and the Plan Administrator’s decision shall be conclusive and binding.
2.1.6 One-time Election Not to Participate.
(a)	Employees who made an election not to participate in this Plan or any other plan of the Employer pursuant to (b) and (c) below shall continue to be excluded from this Plan on and after the date the Plan is restated for the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA). An election not to participate shall not be permitted on or after the date this Plan is timely restated for EGTRRA.

(b)	With respect to nonstandardized plans only, and notwithstanding anything contained in the Plan to the contrary, an Employer may elect in the Adoption Agreement to permit an Employee to make an election not to participate in the Plan. The election must:
(1)	Include plans not yet established;

(2)	Be for the duration of the Employee’s employment with the Employer;

(3)	Be a one-time irrevocable election;

(4)	Be made no later than the first date an Employee becomes eligible under the Plan or any plan or arrangement of the Employer that is described in Code section 219(g)(5)(A) (whether or not such other plan or arrangement has terminated).
Such a one-time irrevocable election described in this Section shall not be treated as having been made pursuant to a cash or deferred election.
(c)	In the case of an irrevocable election made on or before December 23, 1994:
(1)	The election does not fail to be treated as a one-time irrevocable election under this Section merely because an Employee was previously eligible under another plan of the Employer (whether or not such other plan has terminated); and

(2)	In the case of a plan in which partners may participate, the election does not fail to be treated as a one-time irrevocable election under this Section merely because the election was made after the partner’s commencement of employment or after the Employee first became eligible under any plan of the Employer, provided that the election was made before the first day of the first Plan Year beginning after December 31, 1988, or, if later, March 31, 1989.
2.1.7 Change in Status. If any Participant continues in the employ of the Employer or an affiliate for which service is required to be taken into account but ceases to be a member of an eligible class of Employees for any reason (such as becoming covered by a collective bargaining agreement unless the collective bargaining agreement otherwise provides) the Participant shall continue to be a Participant until the entire amount of his benefit is distributed but the individual shall be deemed not to have completed any “Years of Service” (or “Years of Participation” in the case of a Target Benefit Plan) for purposes of Article IV (“Vested Benefits”) during the period that the Participant is not an Eligible Employee for such reason. Such Participant shall continue to receive credit for Years of Vesting Service completed during the period for purposes of determining his vested and nonforfeitable interest in his Accounts. In the event that the individual subsequently again becomes a member of an eligible class of Employees, the individual shall participate immediately upon the date of such change in status. If such Participant incurs a Break in Service and is subsequently reemployed, eligibility to participate shall be determined in accordance with Section 2.1.3. In the event that an individual who is not a member of an eligible class of Employees becomes a member of an eligible class, the individual shall participate immediately if such individual has satisfied the eligibility requirements and would have otherwise previously become a Participant and shall receive credit for Years of Vesting Service completed while in the ineligible class for purposes of determining his vested and non-forfeitable interest in his Accounts.
Any Participant who ceases to be a member of an eligible class of Employees and would otherwise be entitled to a Top-Heavy Minimum Contribution shall have any such contribution based on Compensation while a member of an eligible class of Employees.
2.1.8 Existing Participants. An Employee who, on the Effective Date, was a Participant under the provisions of the Plan as in effect immediately prior to the Effective Date shall be a Participant on the Effective Date and the provisions of Sections 2.1.1 and 2.1.2, pertaining to participation, shall not be applicable to such Employee unless such Employee is excluded from participation because such Employee is a member of an excluded class, as provided in Section 2.1.7. The rights of a Participant whose employment terminated prior to the Effective Date shall be determined under the provisions of the Plan as in effect at the time of such termination.
2.1.9 Elapsed Time Method. The Employer may elect in the Adoption Agreement to use any of the optional service counting methods permitted within the Plan for eligibility to participate, vesting, and benefit accrual. Thus, for example, service for eligibility may be determined by counting actual hours worked, while service for vesting could be determined either by the equivalencies as provided in the Adoption Agreement or by the Elapsed Time Method.
2.1.10 Qualified Military Service. Notwithstanding any provision of this Plan to the contrary, contributions, benefits, and service credit with respect to Qualified Military Service will be provided in accordance with Code section 414(u) and applicable DOL and Treasury rules and regulations

ARTICLE II
CONTRIBUTIONS
2.2.1 Employer Contributions.
(a)	Amount of Contribution.
(1)	Money Purchase Pension Plan. The Employer shall contribute to the Trust Fund each Plan Year such amount, including any Forfeitures to be applied, as set forth in the Adoption Agreement.

(2)	Profit Sharing Plan. The Employer may contribute to the Trust Fund each Plan Year such amount as elected in the Adoption Agreement.

Short Form Standardized Adoption Agreement. The Employer’s Contribution to the Plan shall be discretionary, and not limited to profits.

(3)	Cash or Deferred Profit Sharing Plan.
(i)	Amount of Non-Elective Contribution. The Employer shall contribute to the Trust Fund each Plan Year such amount as a Non-Elective Contribution as the Employer elected in the Adoption Agreement.

Short Form Standardized Adoption Agreement. The Employer’s Non-Elective Contribution to the Plan shall be discretionary, and not limited to profits.

(ii)	Amount of Matching Contribution. Subject to applicable limitations provided by the Plan, the Employer shall contribute to the Trust Fund each Plan Year with respect to the amount of Elective Deferrals on behalf of each electing Employee, a Matching Contribution determined in the manner set forth in the Adoption Agreement, to the extent permitted under Code section 401(m). If elected in the Adoption Agreement, Catch-up Contributions will not be treated as Elective Deferrals in the calculation of Matching Contributions. If the Participants’ Elective Deferral elections are made on an annual basis, but Elective Deferrals are taken from Compensation on some other basis, the Employer must True-Up Matching Contributions at the end of the Plan Year to an annual basis unless elected otherwise in the Adoption Agreement.

Short Form. Catch-up contributions will be matched at the same rate as Elective Deferrals.

(iii)	Amount of Qualified Non-Elective Contribution and Qualified Matching Contribution. The Employer may contribute to the Trust Fund each Plan Year such amount as a Qualified Non-Elective Contribution or Qualified Matching Contribution as the Employer may determine. In addition, if the Employer has elected in the Adoption Agreement to use the Current Year Testing Method, in lieu of distributing Excess Contributions or Excess Aggregate Contributions as provided in Article VII below, and to the extent elected by the Employer in the Adoption Agreement, the Employer may make Qualified Non-Elective Contributions or Qualified Matching Contributions on behalf of Participants who are not Highly Compensated Employees that are sufficient to satisfy either the ADP test or the ACP test, or both, pursuant to regulations under the Code.
(4)	Target Benefit Plan. For each Plan Year, the Employer shall contribute for each eligible Participant the annual Employer Contribution necessary to fund the Target Benefit. Such amount is determined by amortizing the excess of the present value of the Target Benefit over the theoretical reserve for each Participant according to the following procedure:
(i)	The present value of the Target Benefit is determined by multiplying the Target Benefit by the applicable factor in Table I (based on the Participant’s Normal Retirement Age and the interest rate and mortality table selected in the Adoption Agreement) and by the applicable factor in Table II (based on the number of years the Participant’s Normal Retirement Age exceeds his current age and the interest rate selected in the Adoption Agreement).

(ii)	For the last day of the Participant’s first year (the first Valuation Date of the Participant), the theoretical reserve is zero. In subsequent years (Valuation Dates) the theoretical reserve equals the prior year’s theoretical reserve plus the prior year’s contribution (as limited by Code section 415, but without regard to any required minimum contribution under Code section 416) accumulated with interest for one (1) year at the rate specified in the Adoption Agreement, provided that in any Plan Year following the Plan Year in which the Participant attains Normal Retirement Age, such interest shall be zero (interest rate of zero percent.

In the case of a Participant in a plan that determines the Target Benefit in part on service prior to the first day of the first Plan Year beginning on or after January 1, 1994, the theoretical reserve as of the last day of the last Plan Year beginning prior to January 1, 1994, shall be determined below; provided such Target Benefit Plan was adopted and effective on September 19, 1991, and such plan met the nondiscrimination requirements in effect for all Plan Years beginning prior to January 1, 1994.
(A)	Determine the present value of the Target Benefit in effect as of the last day of the last Plan Year beginning prior to January 1, 1994 based on the interest and mortality assumptions in effect on such date. For a Participant whose attained age exceeds his Normal Retirement Age, such present value shall be calculated assuming his age equals his Normal Retirement Age.

(B)	Determine the present value of future contributions as of the last day of the same date (including the contribution for such Plan Year) based on the interest rate in effect on such date. For this purpose only, such contribution shall be the contribution determined by the plan on such date without regard to the limitation of Code section 415 or any required minimums of Code section 416.

(C)	The theoretical reserve as of the last day of the last Plan Year beginning before January 1, 1994 shall equal the amount determined in item A less the amount determined in item B. The theoretical reserve as of the last day of the first Plan Year beginning on or after January 1, 1994 shall be such theoretical reserve plus the contribution for the prior Plan Year (as determined in item B) increased for interest at the interest rate in effect for the prior year. For a Participant whose attained age exceeds his Normal Retirement Age, such interest shall be zero (interest rate of zero percent).
(iii)	A Participant’s contribution equals the excess of (i) over (ii) (but not less than zero) multiplied by the applicable factor in Table III (based on the number of years the Participant’s Normal Retirement Age exceeds his current age and the interest rate selected in the Adoption Agreement).

(iv)	If the Plan is amended to change the interest rate or mortality table, the applicable factors in Tables I, II, and III will be based on the new assumptions in the valuation coincident with or next following the effective date of the amendment. The theoretical reserve in (ii) above will be accumulated with the old interest rate for such valuation and the new interest rate for all subsequent valuations.
(5)	Prevailing Wage Contribution Notwithstanding any other provision of this subsection 2.2.1, the required prevailing wage contribution shall always be made.

(6)	In-Kind Contributions The contribution of property, other than Qualifying Employer Securities, to a profit sharing plan shall be permitted, so long as the contribution is discretionary and the property is unencumbered. The contribution of Qualifying Employer Securities shall be permitted to a pension plan subject to the requirements of ERISA section 408(e).
(b)	Limitation. The Employer’s Contribution for any Plan Year shall not exceed the maximum amount deductible from the Employer’s income for such year for federal income tax purposes under the applicable Code sections.

(c)	Time of Contribution. All Employer Contributions shall be delivered to the Trustee not later than the date fixed by law for the filing of the Employer’s federal income tax return for the Year for which such contribution is made (including any extensions of time granted by the Internal Revenue Service for filing such return).

(d)	Determination of Amount to be Final. The Employer’s determination of the amount of its contribution hereunder shall be in all respects final, binding, and conclusive on all persons or parties having or claiming any rights under this Agreement or under the Plan and the Trust created hereby. Under no circumstances and in no event shall any Participant, Beneficiary, or other person or party have any right to examine the Employer’s books or records. This subparagraph shall not operate to limit any right to review granted by ERISA.
2.2.2 Elective Deferrals Contributed by the Employer on Behalf of Electing Employees.
(a)	Amount of Deferrals. If the Plan is designated in the Adoption Agreement as a Cash or Deferred Profit Sharing Plan, each Participant may elect to have the Employer contribute to the Trust on his behalf for any Plan Year during which he is a Participant such amounts expressed either in dollars or in whole percentages of his Compensation as he may elect that would otherwise be payable by the Employer as Compensation. If permitted in the Adoption Agreement, all or a portion of such Deferrals may be designated Roth Deferrals by the Participant. Such amount cannot exceed the dollar limitation on Elective Deferrals provided by Code section 402(g) in effect at the beginning of the taxable year. In the case of a Participant age fifty (50) or over by the end of the taxable year, Elective Deferrals that do not exceed the dollar limitation described in the preceding sentence may also include any Elective Deferrals that are treated as Catch-up Contributions (described in Subsection (c) below) because of another limitation.

For taxable year 2006, the dollar limitation is $15,000 (not including the separate limit on Catch-up Contributions). For subsequent taxable years, the Secretary of the Treasury will adjust the dollar limitation in multiples of $500 for cost-of-living increases under Code section 402(g)(4).

Nevertheless, the Employer may impose reasonable limitations in a uniform, nondiscriminatory manner on the amounts contributed in order to satisfy applicable legal requirements and to ensure the deductibility of amounts contributed by the Employer to the Plan and any other qualified plan of deferred compensation. The Employer may elect in the Adoption Agreement to limit Elective Deferrals made on behalf of electing Employees to a percentage of Compensation that is less than the amount otherwise allowable by Code section 402(g).

Short Form. Standardized Plans. There shall be a special election provided for bonuses.
(b)	Automatic Compensation Reduction (ACR). If elected in the Adoption Agreement, an Employee who becomes eligible to participate in the Plan and does not affirmatively elect to receive cash or have a specified amount contributed to the Plan shall have his Compensation automatically reduced by the amount elected in the Adoption Agreement. This amount shall be contributed to the Plan as a Pre-tax Elective Deferral. A Participant can elect not to make Elective Deferrals or to defer a different percentage of Compensation at any time.

The ACR is effective for the first pay period and subsequent pay periods (until superseded by a Participant’s subsequent election) if filed when the Employee is hired or if filed within a reasonable period thereafter ending before the Compensation for the first pay period is currently available. Elections filed at a later date are effective for payroll periods beginning in the month next following the date the election is filed. At the time an Employee is hired, the Employee must receive a notice that explains the ACR and the Employee’s right to elect to have no such ACR made or to alter the amount of those reductions, including the procedure for exercising that right and the timing for implementation of any such election. The Employee must be notified annually of his ACR and the Employee’s right to change that percentage.

Unless elected otherwise in the Adoption Agreement, if a current Participant files an election to receive cash in lieu of an Elective Deferral during the reasonable period ending on the first day of the Plan Year, then the Participant’s Compensation shall not be reduced for the first pay period beginning on or after the first day of the Plan Year or for subsequent pay periods until the Participant makes a subsequent affirmative Elective Deferral election..

If elected in the Adoption Agreement, a current Participant who (i) has an Elective Deferral election in effect for less than the ACR amount elected in the Adoption Agreement, or (ii) has no Elective Deferral election in effect, and who does not make an Elective Deferral election during the reasonable period ending on the first day of any Plan Year, shall have his compensation automatically reduced by the ACR amount beginning on the first pay period that begins after the first day of the Plan Year. If that Participant thereafter makes an affirmative election to reduce his compensation by another amount (or no amount), then that affirmative election will be effective for pay periods beginning in the month following the date the Participant files the election with the Plan Administrator.

A Participant that is subject to an Automatic Compensation Reduction (ACR) shall have the amount of the ACR increased by the rate elected in the Adoption Agreement, unless elected otherwise by the Participant, beginning the first day of the calendar year following the calendar year in which an ACR first became effective. The total increase of the ACR shall be limited as elected in the Adoption Agreement.
(c)	Catch-up Contributions. If elected in the Adoption Agreement for taxable years after 2001, a Participant may make Catch-up Contributions, which are Elective Deferrals made to the Plan that exceed an otherwise applicable Plan limit and that are made by Participants who are age fifty (50) or over by the end of the applicable taxable year. An otherwise applicable Plan limit is a limit in the Plan that applies to Elective Deferrals without regard to Catch-up Contributions, such as the limits on Annual Additions (see Section 3.2.1), the dollar limitation on Elective Deferrals under Code section 402(g) (not counting Catch-up Contributions), and the limit imposed by the ADP test under Code section 401(k)(3) (see Section 2.7.1), or any Employer-provided limit on the amount of Elective Deferrals. Catch-up Contributions for a Participant for a taxable year may not exceed the lesser of:
(1)	The dollar limit on Catch-up Contributions under Code section 414(v))(2)(B)(i) for the taxable year; or

(2)	When added to the Participant’s other Elective Deferrals, seventy-five percent (75%) of the Participant’s Compensation for the taxable year.

All Catch-up eligible Participants shall be provided with an effective opportunity to make the same dollar amount of Catch-up Contributions.

For taxable year 2006, the dollar limit is $5,000. For taxable years after 2006, the Secretary of the Treasury will adjust the dollar limit in multiples of $500 for cost-of-living increases under Code section 414(v)(2)(c).

Catch-up Contributions are not subject to the limits on Annual Additions, are not counted in the ADP test, are not counted in determining the Minimum Top-Heavy Allocation (see Subsection 2.6.1(a)), and are not subject to any Employer-provided limit on the amount of Elective Deferrals. However, Catch-up Contributions made in prior years are counted in determining whether the Plan is Top-Heavy. (See Sections 2.6.1 and 2.6.2.)

Short Form. Catch-up Contributions are always permitted.
(d)	Election. The Plan Administrator shall determine the manner in which a Participant may elect to have Elective Deferrals made to the Plan on his behalf. The Plan Administrator shall establish reasonable periods during which the election may be made or modified and must allow at least one opportunity per Plan Year to make or modify an election. Unless the Plan Administrator establishes another period during which the election may be made or modified, any such election may be made or modified during the thirty (30) day period preceding the first day of the Plan Year. A Participant may not make a retroactive election, and once an election is made, it shall remain in effect until modified or terminated. A Participant may revoke an election at any time.

(e)	Payment of Contribution. Elective Deferrals shall be remitted by the Employer to the Trustee or custodian on the earliest date that they can reasonably be segregated from the Employer’s assets, but in no event later than the fifteenth (15th) business day of the month following the month in which the Participant contributions are withheld or received by the Employer, unless under the regulations an extension of up to 10 business days is granted by the Secretary of Labor with respect to Elective Deferrals received or withheld in a single month.

(f)	Hardship Distributions. For Hardship distributions occurring before January 1, 2002, a Participant may not have Elective Deferrals made on his or her behalf for the taxable year following the taxable year of a Hardship distribution in excess of the applicable limit under Code section 402(g) for such taxable year less the amount of the Employee’s Elective Deferrals for the taxable year of the Hardship distribution.
2.2.3 Employee Contributions.
(a)	Amount of Contribution. Subject to the Employer’s election in the Adoption Agreement, an Employee may make Voluntary Employee Contributions to the Plan on an after-tax basis. Employee contributions for Plan Years beginning after 1986 must meet the nondiscriminatory test of Code section 401(m). Such contributions will be maintained in a Voluntary Account and will be non-forfeitable at all times. The Voluntary Account will share in the gains and losses of the Trust according to the policy adopted pursuant to Section 3.1.3.

Short Form. Voluntary Employee contributions not permitted.

The Plan Administrator shall not accept deductible Voluntary Employee Contributions that are made for a taxable year beginning after December 31, 1986. Deductible Voluntary Employee contributions made prior to that date will be maintained in a Deductible Voluntary Account that will be nonforfeitable at all times. This Account will share in the gains and losses of the Trust according to the policy adopted pursuant to Section 3.1.3. No part of the Deductible Voluntary Account will be used to purchase life insurance.

(b)	Withdrawal of Contributions. Subject to the requirements of Section 2.5.7 regarding Qualified Joint and Survivor Annuities (if applicable), the Participant may withdraw any part of the Voluntary Account or Deductible Voluntary Account by making a written application to the Plan Administrator. The Plan Administrator may adopt such procedures with respect to such withdrawals as may be necessary or appropriate. At the Plan Administrator’s direction, the Trustee shall distribute any such withdrawal to the Participant in accordance with those procedures. Except in the case of the Deductible Voluntary Account, such withdrawals shall not include any interest or other increment earned on such contributions if the Participant is still an Employee. No Forfeitures shall occur as a result of an Employee withdrawing such contributions. Notwithstanding the foregoing, the Employee’s spouse must consent in writing to a withdrawal of Voluntary Employee Contributions subject to the spousal consent requirements of Subsection 2.5.7(k).
2.2.4 Return of Contributions. The Trustee shall return contributions by the Employer, including Employer, Qualified Non-Elective, Non-Elective, Matching, and Qualified Matching Contributions, to the Employer in the following instances:
(a)	If a contribution is made by the Employer because of mistake of fact, then the Trustee shall return such contribution within one (1) year after its payment upon the Employer’s written request.

(b)	Each contribution by the Employer is conditioned on initial qualification of the Plan under the applicable sections of the Code. If the Commissioner of Internal Revenue determines that the Plan does not initially qualify, then any contribution made incident to the initial qualification by the Employer shall be returned within one (1) year after the date of denial of initial qualification of the Plan, but only if the application for initial qualification is made by the time prescribed by law for filing the Employer’s tax return for the taxable year in which the Plan is adopted, or such later date as the Secretary of the Treasury may prescribe.

(c)	Each contribution by the Employer is conditioned upon the deductibility of the contribution under the applicable sections of the Code. If the deduction for part or all of a contribution is disallowed, the Trustee shall return such contribution, to the extent of the disallowance, within one (1) year after such disallowance.
2.2.5 Deemed Pre-tax IRA. This Section shall apply after December 31, 2005, if the Employer elects to permit Participants to make Pre-tax IRA contributions to the Plan.
(a)	The Pre-tax IRA Account shall be established for the exclusive benefit of the Participant or his Beneficiaries.

(b)	The maximum permissible annual contribution shall be:
(1)	Except in the case of a rollover contribution (as permitted by Code sections 402(c), 402(e)(6), 403(a)(4), 403(b)(8), 403(b)(10), 408(d)(3), and 457(e)(16)), no contributions will be accepted unless they are in cash, and the total of such contributions shall not exceed:

Three thousand dollars ($3,000) for any taxable year beginning in 2002 through 2004; Four thousand dollars ($4,000) for any taxable year beginning in 2005 through 2007; and Five thousand dollars ($5,000) for any taxable year beginning in 2008 and years thereafter.

After 2008, the limit will be adjusted by the Secretary of the Treasury for cost-of-living increases under Code section 219(b)(5)(C). Such adjustments will be in multiples of $500.

(2)	In the case of a Participant who is fifty (50) or older, the annual cash contribution limit is increased by:

Five hundred dollars ($500 for any taxable year beginning in 2002 through 2005; and One thousand dollars ($1,000) for any taxable year beginning in 2006 and years thereafter.

(3)	No contributions will be accepted under a SIMPLE IRA plan established by any employer pursuant to Code section 408(p). Also, no transfer or rollover of funds attributable to contributions made by a particular employer under its SIMPLE IRA plan will be accepted from a SIMPLE IRA, that is, an IRA used in conjunction with a SIMPLE IRA plan, prior to the expiration of the two (2) year period beginning on the date the Participant first participated in that employer’s SIMPLE IRA plan.
(c)	If the Trust acquires collectibles within the meaning of Code Section 408(m) after December 31, 1981, for the benefit of any Pre-tax IRA Account, those Trust assets will be treated as a distribution in an amount equal to the cost of such collectibles.

(d)	No part of the Trust funds attributable to a Pre-tax IRA Contribution will be invested in life insurance contracts.

(e)	Distributions before death must commence no later than when the Participant attains age seventy and one-half (70 1/2).
(1)	Notwithstanding any provision of this Section to the contrary, the distribution of the Participant’s interest in the Pre-tax IRA Account shall be made in accordance with the requirements of Code section 408(a)(6) and the regulations thereunder, the provisions of which are herein incorporated by reference. If distributions are made from an annuity contract purchased from an insurance company, distributions thereunder must satisfy the requirements of Q&A-4 of Treasury Regulations section 1.401(a)(9)-6, rather than Subsections (2), (3), and (4) below and Subsection (f). The Required Minimum Distributions calculated for an IRA created under this Section may be withdrawn from another IRA of the Participant in accordance with Q&A-9 of Treasury Regulations section 1.408-8.

(2)	The entire value of the Account of the Participant for whose benefit the Account is maintained will commence to be distributed no later than the first day of April following the calendar year in which such Participant attains age seventy and one-half (70 1/2) (the “required beginning date”) over the life of such Participant or the lives of such Participant and his Designated Beneficiary.

(3)	The amount to be distributed each year, beginning with the calendar year in which the Participant attains age seventy and one-half (70 1/2) and continuing through the year of death, shall not be less than the quotient obtained by dividing the value of the IRA created under this Section (as determined under Subsection (h)) as of the end of the preceding year by the distribution period in the Uniform Lifetime Table in Q&A-2 of Treasury Regulations section 1.401(a)(9)-9, using the Participant’s age as of his birthday in the year. However, if the Participant’s sole Designated Beneficiary is his surviving spouse and such spouse is more than ten (10) years younger than the Participant, then the distribution period is determined under the Joint and Last Survivor Table in Q&A-3 of Treasury Regulations section 1.401(a)(9)-9, using the ages as of the Participant’s and spouse’s birthdays in the year.

(4)	The Required Minimum Distribution for the year the Participant attains age seventy and one-half (70 1/2) can be made as late as April 1 of the following year. The Required Minimum Distribution for any other year must be made by the end of such year.
(f)	Death On or After Required Beginning Date. If the Participant dies on or after the required beginning date, the remaining portion of his interest will be distributed at least as rapidly as follows:

(1)	If the Designated Beneficiary is someone other than the Participant’s surviving spouse, the remaining interest will be distributed over the remaining life expectancy of the Designated Beneficiary, with such life expectancy determined using the Beneficiary’s age as of his birthday in the year following the year of the Participant’s death, or over the period described in Subsection (3) below if longer.

(2)	If the Participant’s sole Designated Beneficiary is the Participant’s surviving spouse, the remaining interest will be distributed over such spouse’s life or over the period described in Subsection (3) below if longer. Any interest remaining after such spouse’s death will be distributed over such spouse’s remaining life expectancy determined using the spouse’s age as of his birthday in the year of the spouse’s death, or, if the distributions are being made over the period described in Subsection (3) below, over such period.

(3)	If there is no Designated Beneficiary, or if applicable by operation of Subsections (f)(1) or (f)(2) above, the remaining interest will be distributed over the individual’s remaining life expectancy determined in the year of the individual’s death.

(4)	The amount to be distributed each year under Subsections (1), (2), or (3), beginning with the calendar year following the calendar year of the Participant’s death, is the quotient obtained by dividing the value of the IRA created under this Section as of the end of the preceding year by the remaining life expectancy specified in such Subsection. Life expectancy is determined using the Single Life Table in Q&A-1 of Treasury Regulations section 1.401(a)(9)-9. If distributions are being made to a surviving spouse as the sole Designated Beneficiary, such spouse’s remaining life expectancy for a year is the number in the Single Life Table corresponding to such spouse’s age in the year. In all other cases, remaining life expectancy for a year is the number in the Single Life Table corresponding to the Beneficiary’s or Participant’s age in the year specified in Subsections (1), (2), or (3) and reduced by 1 for each subsequent year.
(g)	Death Before Required Beginning Date. If the Participant dies before the required beginning date, his entire interest will be distributed at least as rapidly as follows:
(1)	If the Designated Beneficiary is someone other than the Participant’s surviving spouse, the entire interest will be distributed, starting by the end of the calendar year following the calendar year of the Participant’s death, over the remaining life expectancy of the Designated Beneficiary, with such life expectancy determined using the age of the Beneficiary as of his birthday in the year following the year of the Participant’s death, or, if elected, in accordance with Subsection (3) below.

(2)	If the Participant’s sole Designated Beneficiary is the Participant’s surviving spouse, the entire interest will be distributed, starting by the end of the calendar year following the calendar year of the Participant’s death (or by the end of the calendar year in which the Participant would have attained age seventy and one-half (70 1/2), if later), over such spouse’s life, or, if elected, in accordance with Subsection (3) below. If the surviving spouse dies before distributions are required to begin, the remaining interest will be distributed, starting by the end of the calendar year following the calendar year of the spouse’s death, over the spouse’s Designated Beneficiary’s remaining life expectancy determined using such Beneficiary’s age as of his birthday in the year following the death of the spouse, or, if elected, will be distributed in accordance with Subsection (3) below. If the surviving spouse dies after distributions are required to begin, any remaining interest will be distributed over the spouse’s remaining life expectancy determined using the spouse’s age as of his birthday in the year of the spouse’s death.

(3)	If there is no Designated Beneficiary, or if applicable by operation of Subsections (1) or (2) above, the entire interest will be distributed by the end of the calendar year containing the fifth anniversary of the Participant’s death (or of the spouse’s death in the case of the surviving spouse’s death before distributions are required to begin under Subsection (2) above).

(4)	The amount to be distributed each year under Subsections (1) or (2) is the quotient obtained by dividing the value of the IRA created under this Section as of the end of the preceding year by the remaining life expectancy specified in such Subsection. Life expectancy is determined using the Single Life Table in Q&A-1 of Treasury Regulations section 1.401(a)(9)-9. If distributions are being made to a surviving spouse as the sole Designated Beneficiary, such spouse’s remaining life expectancy for a year is the number in the Single Life Table corresponding to such spouse’s age in the year. In all other cases, remaining life expectancy for a year is the number in the Single Life Table corresponding to the Beneficiary’s age in the year specified in Subsections (1) or (2) and reduced by 1 for each subsequent year.
(h)	The “value” of the IRA created under this Section includes the amount of any outstanding rollover, transfer and recharacterization under Q&As-7 and -8 of Treasury Regulations section 1.408-8.

(i)	If the sole Designated Beneficiary is the Participant’s surviving spouse, the spouse may elect to treat the IRA created under this Section as his own IRA. This election will be deemed to have been made if such surviving spouse makes a contribution to the IRA or fails to take required distributions as a Beneficiary.

(j)	The interest of a Participant in the balance in his Account is nonforfeitable at all times.

(k)	Trust Provisions.
(1)	The trustee of a Deemed IRA Account must be a bank, as required by Code section 408(a)(2) , or if the trustee is not a bank as defined in Code section 408(n), the Trustee must have received approval from the Commissioner of the Internal Revenue Service to serve as a nonbank trustee or nonbank custodian pursuant to Treasury Regulations section 1.408-2(e).

(2)	The requirements of Code section 408(a)(5) regarding commingling of assets do not apply to Deemed IRAs. Accordingly, the assets of a Deemed IRA may be commingled for investment purposes with those of the Plan. However, the restrictions on the commingling of Plan and IRA assets with other assets apply to the assets of the Plan and Deemed IRA Accounts established under this Plan.
(l)	Separate records will be maintained for the interest of each Participant.

(m)	The trustee of the Deemed IRA Accounts shall furnish annual calendar-year reports concerning the status of the Deemed IRA Accounts and such information concerning Required Minimum Distributions as is prescribed by the Commissioner of Internal Revenue.

(n)	The non-bank trustee or custodian shall substitute another trustee or custodian if the non-bank trustee or custodian receives notice from the Commissioner of Internal Revenue that such substitution is required because it has failed to comply with the requirements of Treasury Regulations section 1.408-2(e).

(o)	For purposes of this Section, “compensation” means wages, salaries, professional fees, or other amounts derived from or received for personal services actually rendered (including, but not limited to commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, and bonuses) and includes earned income, as defined in Code section 401(c)(2) (reduced by the deduction the self employed individual takes for contributions made to a self-employed retirement plan). For purposes of this definition, Code section 401(c)(2) shall be applied as if the term trade or business for purposes of Code section 1402 included service described in Subsection (c)(6). Compensation does not include amounts derived from or received as earnings or profits from property (including but not limited to interest and dividends) or amounts not includible in gross income. Compensation also does not include any amount received as a pension or annuity or as deferred compensation. The term “compensation” shall include any amount includible in the Participant’s gross income under Code section 71 with respect to a divorce or separation instrument described in Code section 71(b)(2)(A).
2.2.6 Deemed Roth IRA. This Section shall apply after December 31, 2005, if the Employer elects to permit Participants to make Roth IRA contributions to this Plan.
(a)	A Roth IRA Account shall be established for the exclusive benefit of the Participant or his Beneficiaries.

(b)	The maximum permissible annual contribution shall be:
(1)	Except in the case of a qualified rollover contribution or a recharacterization (as defined in Subsection (6) below), no contribution will be accepted unless it is in cash and the total of such contributions to all the Participant’s Roth IRAs for a taxable year does not exceed the applicable amount (as defined in Subsection (2) below), or the Participant’s compensation (as defined in Subsection (8) below), if less, for that taxable year. The contribution described in the previous sentence that may not exceed the lesser of the applicable amount or the Participant’s compensation is referred to as a “regular contribution.” A “qualified rollover contribution” is a rollover contribution that meets the requirements of Code section 408(d)(3), except the one-rollover-per-year rule of Code section 408(d)(3)(B) does not apply if the rollover contribution is from an IRA other than a Roth IRA (a “nonRoth IRA”). Contributions may be limited under Subsections (3) through (5) below. The applicable amount is shall not exceed:

Three thousand dollars ($3,000) for any taxable year beginning in 2002 through 2004; Four thousand dollars ($4,000) for any taxable year beginning in 2005 through 2007; and Five thousand dollars ($5,000) for any taxable year beginning in 2008 and years thereafter. After 2008, the limit will be adjusted by the Secretary of the Treasury for cost-of-living increases under Code section 219(b)(5)(C). Such adjustments will be in multiples of five hundred dollars ($500).
(2)	In the case of a Participant who is fifty (50) or older, the annual cash contribution limit is increased by:

Five hundred dollars ($500) for any taxable year beginning in 2002 through 2005; and One thousand dollars ($1,000) for any taxable year beginning in 2006 and years thereafter.

(3)	Regular Contribution Limit. If Subsections (i) and/or (ii) below apply, the maximum regular contribution that can be made to all the Participant’s Roth IRAs for a taxable year is the smaller amount determined under Subsections (i) or (ii).
(i)	The maximum regular contribution is phased out ratably between certain levels of modified adjusted gross income (“modified AGI,” defined in Subsection (7) below) in accordance with the following table:

	Full	Phase-out	No
Filing Status	Contribution	Range	Contribution
Single or Head of Household	$95,000 or less	Modified AGI Between $95,000 and $110,000	$110,000 or more

Joint Return or Qualifying Widow(er)	$150,000 or less	Between $150,000 and $160,000	$160,000 or more

Married	$0	Between $0	$10,000
Separate Return		and $10,000	or more

If the Participant’s modified AGI for a taxable year is in the phase-out range, the maximum regular contribution determined under this table for that taxable year is rounded up to the next multiple of ten dollars ($10) and is not reduced below two hundred dollars ($200).

(ii)	If the Participant makes regular contributions to both Roth and nonRoth IRAs for a taxable year, the maximum regular contribution that can be made to all the individual’s Roth IRAs for that taxable year is reduced by the regular contributions made to the Participant’s nonRoth IRAs for the taxable year.
(4)	Qualified Rollover Contribution Limit. A rollover from a nonRoth IRA cannot be made to this IRA if, for the year the amount is distributed from the nonRoth IRA, (i) the Participant is married and files a separate return, (ii) the Participant is not married and has modified AGI in excess of one hundred thousand dollars ($100,000), or (iii) the Participant is married and together the Participant and the Participant’s spouse have modified AGI in excess of one hundred thousand dollars ($100,000). For purposes of the preceding sentence, a husband and wife are not treated as married for a taxable year if they have lived apart at all times during that taxable year and file separate returns for the taxable year.

(5)	SIMPLE IRA Limits. No contributions will be accepted under a SIMPLE IRA plan established by any employer pursuant to Code section 408(p). Also, no transfer or rollover of funds attributable to contributions made by a particular employer under its SIMPLE IRA plan will be accepted from a SIMPLE IRA, that is, an IRA used in conjunction with a SIMPLE IRA plan, prior to the expiration of the two (2) year period beginning on the date the individual first participated in that employer’s SIMPLE IRA plan.

(6)	Recharacterization. A regular contribution to a nonRoth IRA may be recharacterized pursuant to the rules in Treasury Regulations section 1.408A-5 as a regular contribution to this IRA, subject to the limits in Subsection (3) above.

(7)	Modified AGI. For purposes of (3) and (4) above, a Participant’s modified AGI for a taxable year is defined in Code section 408A(c)(3)(C)(i) and does not include any amount included in adjusted gross income as a result of a rollover from a nonRoth IRA (a “conversion”).

(8)	Compensation. For purposes of Subsection (b) above, compensation is defined as wages, salaries, professional fees, or other amounts derived from or received for personal services actually rendered (including, but not limited to commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, and bonuses) and includes earned income, as defined in Code section 401(c)(2) (reduced by the deduction the self-employed individual takes for contributions made to a self-employed retirement plan). For purposes of this definition, Code section 401(c)(2) shall be applied as if the term trade or business for purposes of Code section 1402 included service described in Subsection (c)(6). Compensation does not include amounts derived from or received as earnings or profits from property (including but not limited to interest and dividends) or amounts not includible in gross income. Compensation also does not include any amount received as a pension or annuity or as deferred compensation. The term “compensation” shall include any amount includible in the individual’s gross income under Code section 71 with respect to a divorce or separation instrument described in Code section 71(b)(2)(A). In the case of a married Participant filing a joint return, the greater compensation of his spouse is treated as his own compensation, but only to the extent that such spouse’s compensation is not being used for purposes of the spouse making a contribution to a Roth IRA or a deductible contribution to a nonRoth IRA.
(c)	If the trust acquires collectibles within the meaning of Code section 408(m) after December 31, 1981, for the benefit of any Roth IRA Account, those trust assets will be treated as a distribution in an amount equal to the cost of such collectibles.

(d)	No part of the Trust funds attributable to a Roth IRA Contribution will be invested in life insurance contracts.

(e)	No amount is required to be distributed prior to the death of the Participant for whose benefit the account was originally established.

(f)	Distribution upon Death.
(1)	Notwithstanding any provision of this Section to the contrary, the distribution of the Participant’s interest in the Roth IRA Account shall be made in accordance with the requirements of Code section 408(a)(6), as modified by Code section 408A(c)(5), and the regulations thereunder, the provisions of which are herein incorporated by reference. If distributions are made from an annuity contract purchased from an insurance company, distributions thereunder must satisfy the requirements of Temporary Treasury Regulations section 1.401(a)(9)-6T (taking into account Code section 408A(c)(5)), rather than the distribution rules in Subsections (2), (3), and (4) below.

(2)	Upon the death of the Participant, his entire interest will be distributed at least as rapidly as follows:
(i)	If the Designated Beneficiary is someone other than the Participant’s surviving spouse, the entire interest will be distributed, starting by the end of the calendar year following the calendar year of the Participant’s death, over the remaining life expectancy of the Designated Beneficiary, with such life expectancy determined using the age of the Beneficiary as of his birthday in the year following the year of the Participant’s death, or, if elected, in accordance with Subsection (iii) below.

(ii)	If the Participant’s sole Designated Beneficiary is the Participant’s surviving spouse, the entire interest will be distributed, starting by the end of the calendar year following the calendar year of the Participant’s death (or by the end of the calendar year in which the Participant would have attained age seventy and one-half (70 1/2), if later), over such spouse’s life, or, if elected, in accordance with Subsection (iii) below. If the surviving spouse dies before distributions are required to begin, the remaining interest will be distributed, starting by the end of the calendar year following the calendar year of the spouse’s death, over the spouse’s Designated Beneficiary’s remaining life expectancy determined using such Beneficiary’s age as of his birthday in the year following the death of the spouse, or, if elected, will be distributed in accordance with Subsection (iii) below. If the surviving spouse dies after distributions are required to begin, any remaining interest will be distributed over the spouse’s remaining life expectancy determined using the spouse’s age as of his birthday in the year of the spouse’s death.

(iii)	If there is no Designated Beneficiary, or if applicable by operation of Subsection (i) or (ii) above, the entire interest will be distributed by the end of the calendar year containing the fifth anniversary of the Participant’s death (or of the spouse’s death in the case of the surviving spouse’s death before distributions are required to begin under Subsection (ii) above).

(iv)	The amount to be distributed each year under Subsection (i) or (ii) is the quotient obtained by dividing the value of the IRA created under this Section as of the end of the preceding year by the remaining life expectancy specified in such Subsection. Life expectancy is determined using the Single Life Table in Q&A-1 of Treasury Regulations section 1.401(a)(9)-9. If distributions are being made to a surviving spouse as the sole Designated Beneficiary, such spouse’s remaining life expectancy for a year is the number in the Single Life Table corresponding to such spouse’s age in the year. In all other cases, remaining life expectancy for a year is the number in the Single Life Table corresponding to the Beneficiary’s age in the year specified in Subsections (i) or (ii) and reduced by 1 for each subsequent year.
(3)	The “value” of the IRA created under this Section includes the amount of any outstanding rollover,

transfer and recharacterization under Q&As-7 and -8 of Treasury Regulations section 1.408-8.

(4)	If the sole Designated Beneficiary is the Participant’s surviving spouse, the spouse may elect to treat the IRA created under this Section as his own IRA. This election will be deemed to have been made if such surviving spouse makes a contribution to the IRA or fails to take required distributions as a Beneficiary.
(g)	The interest of a Participant in the balance in his Account is nonforfeitable at all times.

(h)	Trust Provisions.
(1)	The trustee of a Deemed IRA Account must be a bank, as required by Code section 408(a)(2), or if the trustee is not a bank as defined in Code section 408(n), the trustee must have received approval from the Commissioner of the Internal Revenue Service to serve as a nonbank trustee or nonbank custodian pursuant to Treasury Regulations section 1.408-2(e).

(2)	The requirements of Code section 408(a)(5) regarding commingling of assets do not apply to Deemed IRA Accounts. Accordingly, the assets of a Deemed IRA Account may be commingled for investment purposes with those of the Plan. However, the restrictions on the commingling of Plan and IRA assets with other assets apply to the assets of the Plan and the Deemed IRA Accounts established under this Plan.
(i)	Separate records will be maintained for the interest of each Participant.

(j)	The trustee of the Deemed IRA Accounts shall furnish annual calendar-year reports concerning the status of the Deemed IRA Accounts and such information concerning Required Minimum Distributions as is prescribed by the Commissioner of Internal Revenue.

(k)	The non-bank trustee or custodian shall substitute another trustee or custodian if the non-bank trustee or custodian receives notice from the Commissioner of Internal Revenue that such substitution is required because it has failed to comply with the requirements of Treasury Regulations section 1.408-2(e).

ARTICLE III
ALLOCATIONS
2.3.1 Profit Sharing, Money Purchase Pension, and Target Benefit Plans. Unless otherwise elected by the Employer in the Adoption Agreement, as of the last day of the Plan Year, the Employer Contributions made by the Employer with respect to the Plan Year and Forfeitures shall be allocated among the Employer Accounts of Participants during the Plan Year in the manner set forth in the Adoption Agreement. A Participant is treated as benefiting under the Plan for any Plan Year during which the Participant received or is deemed to receive an allocation in accordance with Treasury Regulations section 1.410(b)-3(a). If a Plan is integrated with Social Security, Section 2.3.5, 2.3.6, or 2.3.7, as the case may be, shall also apply.
As elected by the Employer in the Adoption Agreement, the Employer will determine the total amount of contributions for each Plan Year and either (1) allocate such total amount to Participant groups (the “Participant Group Allocation method”), or (2) allocate such total amount using age weighted allocation rates (the “Age Weighted Allocation method”). Employer contributions will be allocated to each Eligible Employee.
Participant Group Allocation method. If the Employer has elected the Participant Group Allocation method in the Adoption Agreement, each Eligible Employee of the Employer will constitute a “separate allocation group” for purposes of allocating contributions. Only a limited number of allocation rates (defined below) is permitted, and the number of allocation rates cannot be greater than the maximum allowable number of allocation rates. The maximum allowable number of allocation rates is equal to the sum of the allowable number of allocation rates for eligible Non-Highly Compensated Employees (eligible NHCEs) and the allowable number of allocation rates for eligible Highly Compensated Employees (eligible HCEs). The allowable number of allocation rates for eligible HCEs is equal to the number of eligible HCEs, limited to 25. The allowable number of NHCE allocation rates depends on the number of eligible NHCEs, limited to 25.
The allocation will be made as follows: First, the total amount of contributions is allocated among the deemed aggregated allocation groups in portions determined by the Employer. A deemed aggregated allocation group consists of all of the separate allocation groups that have the same allocation rate. Second, within each deemed aggregated allocation group, the allocated portion is allocated to each Employee in the ratio that such Employee’s Compensation, as defined in Part 1 Article II of the Plan, bears to the total compensation of all Employees in the group. An allocation rate is the amount of contributions allocated to an Employee for a year, expressed as a percentage of compensation, as defined in Part 1 Article II of the Plan. The number of eligible NHCEs to which a particular allocation rate applies must reflect a reasonable classification of employees, and no Employee can be assigned to more than one deemed aggregated allocation group for a plan year.
For plans with only one or two eligible NHCEs, the allowable number of NHCE allocation rates is one. For plans with 3 to 8 eligible NHCEs, the allowable number of NHCE allocation rates cannot exceed two. For plans with 9 to 11 eligible NHCEs, the allowable number of NHCE allocation rates cannot exceed three. For plans with 12 to 19 eligible NHCEs, the allowable number of NHCE allocation rates cannot exceed four. For plans with 20 to 29 eligible NHCEs, the allowable number of NHCE allocation rates cannot exceed five. For plans with 30 or more eligible NHCEs, the allowable number of NHCE allocation rates cannot exceed the number of eligible NHCEs divided by five (rounded down to the next whole number if the result of dividing is not a whole number), but shall not exceed 25.
Age Weighted Allocation method. If the Age Weighted Allocation method is elected in the Adoption Agreement, the total Employer Contribution will be allocated to each Eligible Employee such that the equivalent benefit accrual rate for each Participant is identical. The equivalent benefit accrual rate is the annual annuity commencing at the Participant’s testing age, expressed as a percentage of the Participant’s Compensation as defined in Part 1 Article II of the Plan which is provided from the allocation of Employer Contributions and Forfeitures for the Plan Year, using standardized actuarial assumptions that satisfy section 1.401(a)(4)-12 of the Income Tax Regulations. The Employee’s testing age is the later of Normal Retirement Age, or the Employee’s current age.
For any Plan Year in which the Employer intends to rely on Treasury Regulation section 1.401(a)(4)-8 (cross testing) in satisfying Code section 401(a)(4), each Non-Highly Compensated Employee entitled to receive a Non-Elective Contribution under this Section 2.3.1 or under Section 2.9.3 shall receive a minimum allocation equal to the lesser of (a) one-third (1/3) of the highest allocation rate (as a percentage of Compensation) of any Highly Compensated Employee applied to his Compensation, as defined in Part I, Article II, or (b) five (5%) percent of his compensation as defined in Subsection 3.2.5(a)(iii). Compensation for a Participant’s initial year of participation shall be measured either over the period starting from his Entry Date or over the twelve (12) month period ending in the initial year of participation, as elected in the Adoption Agreement under the Compensation Computation Period. If a defined benefit plan sponsored by the Employer is aggregated with this Plan for purposes of satisfying Code section 410(b) and the Employer intends to rely on Treasury Regulations section 1.401(a)(4)-9, then each Non-Highly Compensated Employee entitled to an allocation shall receive an allocation such that his aggregate normal allocation rate equals the lesser of (a) one-third (1/3) of the highest aggregate normal allocation rate (as a percentage of Compensation) of any Highly Compensated Employee or (b) five (5%) percent of his compensation as defined in Subsection 3.2.5(a)(iii); provided, if the highest aggregate normal allocation rate of any Highly Compensated Employee exceeds twenty-five percent (25%), each Non-Highly Compensated Employee shall receive six percent (6%) of his Compensation, if the highest aggregate normal allocation rate of any Highly Compensated Employee exceeds thirty percent (30%), each Non- Highly Compensated Employee shall receive seven percent (7%) of his Compensation, and if the highest aggregate normal allocation rate exceeds thirty-five percent (35%), each Non-Highly Compensated Employee shall receive seven and one-half percent (7.5%) of his Compensation. In the event that the Plan is Top-Heavy for a Plan Year, any Non-Highly Compensated Employee eligible for a Minimum Top-Heavy Allocation in Subsection 2.6.1(a) shall receive an allocation equal to the greater of the Minimum Top-Heavy Allocation or the amount determined above. The Employer may elect to satisfy this Paragraph in this Plan or another plan of the Employer.
Short Form Standardized Adoption Agreement. The Compensation Computation Period for a Participant’s initial Plan Year of Participation shall be Compensation from the Participant’s Entry Date.
2.3.2 Cash or Deferred Plans.
(a)	Non-Elective Contributions. Unless otherwise elected by the Employer in the Adoption Agreement, as of the last day of the Plan Year, the Non-Elective Contributions made by the Employer with respect to the Plan Year, and Forfeitures, shall be allocated among the Employer Accounts of Participants during the Plan Year in the manner specified in the Adoption Agreement; provided, that if the Plan is integrated with Social Security, Section 2.3.5 shall also apply.

As elected by the Employer in the Adoption Agreement, the Employer will determine the total amount of contributions for each Plan Year and either (1) allocate such total amount to Participant groups (the “Participant Group Allocation method”), or (2) allocate such total amount using age weighted allocation rates (the “Age Weighted Allocation method”). Employer contributions will be allocated to each Eligible Employee.

Participant Group Allocation method. If the Employer has elected the Participant Group Allocation method in the Adoption Agreement, each Eligible Employee of the Employer will constitute a “separate allocation group” for purposes of allocating contributions. Only a limited number of allocation rates (defined below) is permitted, and the number of allocation rates cannot be greater than the maximum allowable number of allocation rates. The maximum allowable number of allocation rates is equal to the sum of the allowable number of allocation rates for eligible Non-Highly Compensated Employees (eligible NHCEs) and the allowable number of allocation rates for eligible Highly Compensated Employees (eligible HCEs). The allowable number of allocation rates for eligible HCEs is equal to the number of eligible HCEs, limited to 25. The allowable number of NHCE allocation rates depends on the number of eligible NHCEs, limited to 25.

The allocation will be made as follows: First, the total amount of contributions is allocated among the deemed aggregated allocation groups in portions determined by the Employer. A deemed aggregated allocation group consists of all of the separate allocation groups that have the same allocation rate. Second, within each deemed aggregated allocation group, the allocated portion is allocated to each

Employee in the ratio that such Employee’s Compensation, as defined in Part 1 Article II of the Plan, bears to the total compensation of all Employees in the group. An allocation rate is the amount of contributions allocated to an Employee for a year, expressed as a percentage of compensation, as defined in Part 1 Article II of the Plan. The number of eligible NHCEs to which a particular allocation rate applies must reflect a reasonable classification of employees, and no Employee can be assigned to more than one deemed aggregated allocation group for a plan year.

For plans with only one or two eligible NHCEs, the allowable number of NHCE allocation rates is one. For plans with 3 to 8 eligible NHCEs, the allowable number of NHCE allocation rates cannot exceed two. For plans with 9 to 11 eligible NHCEs, the allowable number of NHCE allocation rates cannot exceed three. For plans with 12 to 19 eligible NHCEs, the allowable number of NHCE allocation rates cannot exceed four. For plans with 20 to 29 eligible NHCEs, the allowable number of NHCE allocation rates cannot exceed five. For plans with 30 or more eligible NHCEs, the allowable number of NHCE allocation rates cannot exceed the number of eligible NHCEs divided by five (rounded down to the next whole number if the result of dividing is not a whole number), but shall not exceed 25.

Age Weighted Allocation method. If the Age Weighted Allocation method is elected in the Adoption Agreement, the total Employer Contribution will be allocated to each Eligible Employee such that the equivalent benefit accrual rate for each Participant is identical. The equivalent benefit accrual rate is the annual annuity commencing at the Participant’s testing age, expressed as a percentage of the Participant’s Compensation as defined in Part 1 Article II of the Plan which is provided from the allocation of Employer Contributions and Forfeitures for the Plan Year, using standardized actuarial assumptions that satisfy section 1.401(a)(4)-12 of the Income Tax Regulations. The Employee’s testing age is the later of Normal Retirement Age, or the Employee’s current age.

For any Plan Year in which the Employer intends to rely on Treasury Regulations section 1.401(a)(4)-8 (cross testing) in satisfying Code section 401(a)(4), each Non-Highly Compensated Employee entitled to receive a Non-Elective Contribution under this Subsection 2.3.2(a) or under Section 2.9.3 shall receive a minimum allocation equal to the lesser of (a) one-third (1/3) of the highest allocation rate (as a percentage of Compensation) of any Highly Compensated Employee applied to his Compensation, as defined in Part I, Article II, or (b) five percent (5%) of his compensation as defined in Subsection 3.2.5(a)(iii). If a defined benefit plan sponsored by the Employer is aggregated with this Plan for purposes of satisfying Code section 410(b) and the Employer intends to rely on Treasury Regulation section 1.401(a)(4)-9, then each Non-Highly Compensated Employee entitled to an allocation shall receive an allocation such that his aggregate normal allocation rate equals the lesser of (a) one-third (1/3) of the highest aggregate normal allocation rate (as a percentage of Compensation) of any Highly Compensated Employee or (b) five percent (5%) of his compensation as defined in Subsection 3.2.5(a)(iii); provided, if the highest aggregate normal allocation rate of any Highly Compensated Employee exceeds twenty-five percent (25%), each Non-Highly Compensated Employee shall receive six percent (6%) of his Compensation, if the highest aggregate normal allocation rate of any Highly Compensated Employee exceeds thirty percent (30%), each Non- Highly Compensated Employee shall receive seven percent (7%) of his Compensation, and if the highest aggregate normal allocation rate exceeds thirty-five percent (35%), each Non-Highly Compensated Employee shall receive seven and one-half percent (7.5%) of his Compensation. In the event that the Plan is Top-Heavy for a Plan Year, any Non-Highly Compensated Employee eligible for a Minimum Top-Heavy Allocation in Subsection 2.6.1(a) shall receive an allocation equal to the greater of the Minimum Top-Heavy Allocation or the amount determined above. The Employer may elect to satisfy this Paragraph in this Plan or another plan of the Employer.

Short Form Standardized Adoption Agreement. The Compensation Computation Period for a Participant’s initial Plan Year of Participation shall be Compensation from the Participant’s Entry Date.

(b)	Matching Contributions. Unless otherwise specified in the Adoption Agreement, as of the last day of the Plan Year, the Matching Contribution made by the Employer with respect to the Plan Year, and Forfeitures, shall be allocated to the Matching Accounts of Participants for whom Elective Deferrals were made in the manner specified in the Adoption Agreement. If elected in the Adoption Agreement, Catch-up Contributions will not be treated as Elective Deferrals in the calculation of Matching Contributions allocated to Participant’s Matching Accounts.

Short Form. Catch-up Contributions will always be matched.

Standardized Plans. In any tiered matching formula, the rate of Matching Contributions cannot increase as the rate of Elective Deferrals or Employee Contributions increases. For Plan Years beginning after 2005, matching formulas, other than a single percentage of Elective Deferrals or Employee Contributions, such as flat-dollar or ones that target matches at lower paid Non-Highly Compensated Employees, must satisfy additional requirements specified in Regulations §1.401(m)-2(a)(5).

(c)	Elective Deferrals. The Elective Deferrals by the Employer on behalf of an electing Employee shall be allocated to the Elective Account of such electing Employee.

(d)	Roth Deferrals. The Roth Deferrals contributed by the Employer on behalf of an electing Employee shall be allocated to the Roth Deferral Account of such electing Employee.

(e)	Qualified Non-Elective Contributions and Qualified Matching Contributions. As of the last day of the Plan Year, the Qualified Non-Elective Contributions and Qualified Matching Contributions made by the Employer with respect to the Plan Year shall be allocated to the Qualified Non-Elective Account or Qualified Matching Account of Participants during the Plan Year in the manner specified in the Adoption Agreement.
2.3.3 Basic Allocation. Unless otherwise elected by the Employer in the Adoption Agreement, as of the last day of the Plan Year, the contribution made by the Employer, including any Forfeitures to be allocated, with respect to the Plan Year shall be allocated among the Employer Accounts of Participants during the Plan Year, in the manner set forth in the Adoption Agreement; provided, that the Employer contribution must satisfy the requirements of Code section 416 regardless of how the Adoption Agreement is completed.
2.3.4 Minimum Top-Heavy Allocation. In the event the Plan becomes a Top-Heavy Plan during any Plan Year, the provisions of Subsection 2.6.1(a) shall apply. The Employer may elect to make an additional allocation to meet the Minimum Top-Heavy requirement or otherwise follow the Plan provisions. The allocation of Employer contributions must satisfy the requirements of Code section 416 regardless of how the Adoption Agreement is completed. Elective Deferrals and Matching Contributions allocated to Key Employees, but not Catch-up Contributions, are taken into account for the purpose of determining the minimum contribution under Code section 416. However, Elective Deferrals (and, for Plan Years beginning before 2002, Matching Contributions) made on behalf of Non-Key Employees may not be taken into account for the purpose of satisfying the minimum contribution requirement under Code section 416.
2.3.5 Integration with Social Security — Profit Sharing Plans.
(a)	If the Employer has elected in the Adoption Agreement that the Plan shall be integrated with Social Security, then the applicable contributions plus Forfeitures shall be allocated to Participants’ Accounts as follows (provided that Steps One and Two, below, need only be applied in years in which the Plan is Top-Heavy):

STEP ONE: Contributions and Forfeitures shall be allocated to each Participant’s Account in the ratio that each Participant’s Compensation bears to all Participant’s Compensation, but not in excess of three percent (3%) of each Participant’s Compensation.

STEP TWO: Any contributions and Forfeitures remaining after the allocation in Step One will be allocated to each Participant’s Account in the ratio that each Participant’s Compensation for the Plan Year in excess of the Integration Level bears to the excess compensation of all Participants, but not in excess of three percent (3%).

STEP THREE: Any contributions and Forfeitures remaining after the allocation in Step Two shall be allocated to each Participant’s Account in the ratio that the sum of each Participant’s Compensation and Compensation in excess of the Integration Level bears to the sum of all Participants’ Compensation and Compensation in excess of the Integration Level, but not in excess of the Maximum Profit Sharing Disparity Rate.

STEP FOUR: Any remaining contributions and Forfeitures shall be allocated to each Participant’s account in the ratio that each Participant’s Compensation for the Plan Year bears to all Participants’ Compensation for that year.

The Maximum Profit Sharing Disparity Rate is equal to the lesser of:
(1)	Five and seven-tenths percent (5.7%) (minus the percentage of Compensation allocated in Step One, if any); or,

(2)	Five and four-tenths percent (5.4%) (minus the percentage of Compensation allocated in Step One, if any) if the Integration Level (IL) is more than eighty percent (80%) but less than one hundred (100%) of the Taxable Wage Base (TWB) under section 230 of the Social Security Act at the beginning of the Plan Year; or

(3)	Four and three-tenths percent (4.3%) (minus the percentage of Compensation allocated in Step One, if any) if the IL is greater than twenty percent (20%) of the TWB, but not more than eighty percent (80%) of the TWB, and greater than ten thousand dollars ($10,000).
(b)	In the event the Plan is Top-Heavy and the Employer elects to use Steps Three and Four of Subsection (a) above, then allocations made due to Compensation greater than the Integration Level shall be reduced proportionately to the extent necessary to provide all Employees entitled to a Top-Heavy Minimum Allocation with the required allocation.
2.3.6 Integration with Social Security — Money Purchase Plans.
(a)	Annual overall permitted disparity limit. Notwithstanding the formula elected in the Adoption Agreement, for any Plan Year this Plan benefits any Participant who benefits under another qualified plan or simplified employee pension, as defined in Code section 408(k), maintained by the Employer that provides for permitted disparity (or imputes disparity), the Employer will contribute for each eligible Participant an amount equal to the Excess Contribution Percentage multiplied by the Participant’s total Compensation. For purposes of this Subsection, the “Excess Contribution Percentage” is the percentage of Compensation at which Employer-derived contributions are made with respect to Compensation at or above the Integration Level in a defined contribution plan.

(b)	Cumulative permitted disparity limit. The cumulative permitted disparity limit for a Participant is thirty-five (35) total cumulative permitted disparity years. Total cumulative permitted years means the number of years credited to the Participant for allocation or accrual purposes under this Plan or any other qualified plan or simplified employee pension plan (whether or not terminated) ever maintained by the Employer. For purposes of determining the Participant’s cumulative permitted disparity limit, all years ending in the same calendar year are treated as the same year. If the Participant has not benefited under a defined benefit or target benefit plan for any year beginning on or after January 1, 1994, the Participant has no cumulative disparity limit.

(c)	The Maximum Money Purchase Disparity Rate is equal to the lesser of the Base Contribution Percentage or the applicable percentage determined in accordance with the table below.

If the Integration Level:

		the applicable
is more than	but not more than	percentage is:
$0	X*	5.7%
X* of TWB	80% of TWB	4.3%
80% of TWB	Y**	5.4%
If TWB		5.7%

*X =	the greater of ten thousand dollars ($10,000) or twenty percent (20%) of the TWB

**Y =	any amount more than eighty percent (80%) of the TWB but less than one hundred percent (100%) of the TWB.
If the Integration Level is equal to the Taxable Wage Base (“TWB”), the applicable percentage is five and seven-tenths percent (5.7%).

For purposes of this Subsection, the “Base Contribution Percentage” shall be the percentage of Compensation at which Employer-derived contributions are made with respect to Compensation at or below the Integration Level in a defined contribution plan.

(d)	Top-Heavy Years. In the event the Plan becomes Top-Heavy, the Employer shall make an additional contribution to the Plan to provide the Minimum Top-Heavy Allocation pursuant to Section 2.3.4.
2.3.7 Integration with Social Security — Target Benefit Plans. The Plan may not provide for permitted disparity if the Employer maintains any other plan that provides for permitted disparity and benefits any of the same Participants.
Excess Benefit Plans
(a)	Fixed Benefit Excess. For a Participant with less than thirty-five (35) Years of Projected Participation, the Base Benefit Percentage and the Excess Benefit Percentage will be multiplied by a fraction, the numerator of which is the participant’s Years of Projected Participation, and the denominator of which is thirty-five (35).
(1)	Cumulative Permitted Disparity Reduction: If the number of the Participant’s cumulative permitted disparity years exceeds thirty-five (35), the Excess Benefit Percentage will be further reduced as provided below. A Participant’s cumulative permitted disparity years consist of the sum of: (1) the Participant’s Years of Projected Participation (up to thirty-five (35)), (2) the number of years the Participant benefited or is treated as having benefited under this Plan prior to the Participant’s first Year of Projected Participation, and (3) the number of years credited to the Participant for allocation or accrual purposes under one or more qualified plans or simplified employee pension plans (whether or not terminated) ever maintained by the Employer (other than years counted in (1) or (2) above). For purposes of determining the Participant’s cumulative permitted disparity years, all years ending in the same calendar year are treated as the same year.

If the Cumulative Permitted Disparity Reduction is applicable, the Excess Benefit Percentage will be reduced as follows:
(A)	Subtract the Participant’s Base Benefit Percentage from the Participant’s Excess Benefit Percentage, (after modification in accordance with the Paragraph preceding this Cumulative Permitted Disparity Reduction).

(B)	Multiply the result determined in (A) by a fraction (not less than zero), the numerator of which is thirty-five (35) minus the sum of the years in (2) and (3) above, and the denominator of which is thirty-five (35).

(C)	The Participant’s Excess Benefit Percentage is equal to the sum of the result in (B) and the Participant’s Base Benefit Percentage, as otherwise modified.
(2)	Overall Permitted Disparity Limit: Notwithstanding the above, for any Plan Year this Plan benefits any Participant who benefits under another qualified plan or simplified employee pension plan maintained by the Employer that provides for permitted disparity (or imputes permitted disparity), the stated benefit for all Participants under this Plan will be equal to the Excess Benefit Percentage entered into the benefit formula above multiplied by the Participant’s total average annual compensation under the Plan (prorated for Years of Projected Participation less than thirty-five (35)).
(b)	Unit Benefit Excess. The Participant’s cumulative permitted disparity limit is equal to thirty-five (35) minus: (1) the number of years the Participant benefited or is treated as having benefited under this Plan prior to the Participant’s first Year of Projected Participation, and (2) the number of years credited to the Participant for allocation or accrual purposes under one or more qualified plans or simplified employee pension plans (whether or not terminated) ever maintained by the Employer other than years counted in (1) above or counted toward a Participant’s Years of Projected Participation.
(1)	For purposes of determining the Participant’s cumulative permitted disparity years, all years ending in the same calendar year are treated as the same year.

(2)	Overall Permitted Disparity Limit: Notwithstanding the Unit Benefit Excess formulas in the Adoption Agreement, for any Plan Year this Plan benefits any Participant who benefits under another qualified plan or simplified employee pension maintained by the Employer that provides for permitted disparity (or imputes permitted disparity), the stated benefit for all Participants under this Plan will be equal to the Excess Benefit Percentage above times the Participant’s total Average Annual Compensation times the Participant’s Years of Projected Participation under the Plan up to the maximum Years of Projected Participation taken into account in the Unit Benefit Excess formulas in the Adoption Agreement.
Offset Benefit Plans
(c)	Fixed Benefit Offset. Cumulative Permitted Disparity Reduction: If the number of the Participant’s cumulative permitted disparity years exceeds thirty-five (35), the Gross Benefit Percentage and the offset will be further reduced as provided below.
(1)	A Participant’s cumulative permitted disparity years consist of the sum of: (1) the Participant’s Years of Projected Participation (up to thirty-five (35)), (2) the number of years the Participant benefited or is treated as having benefited under this Plan prior to the Participant’s first Year of Projected Participation, and (3) the number of years credited to the Participant for allocation or accrual purposes under one or more qualified plans or simplified employee pension plans (whether or not terminated) ever maintained by the Employer (other than years counted in (1) or (2) above). For purposes of determining the Participant’s cumulative permitted disparity years, all years ending in the same calendar year are treated as the same year.

(2)	If the Cumulative Permitted Disparity Reduction is applicable, the Gross Benefit Percentage and the offset will be reduced as follows:
(A)	The offset will be reduced by multiplying it by a fraction (not less than 0), the numerator of which is thirty-five (35) minus the sum of the years in (2) and (3) in the preceding Paragraph, and the denominator of which is thirty-five (35).

(B)	The Gross Benefit Percentage will be reduced by the number of percentage points by which the offset was reduced in (A) above.
(3)	Overall Permitted Disparity Limit: Notwithstanding the above, for any Plan Year this Plan benefits any Participant who benefits under another qualified plan or simplified employee pension plan maintained by the Employer that provides for permitted disparity (or imputes permitted disparity), the stated benefit for all Participants under this Plan will be equal to the Gross Benefit Percentage entered in the benefit formula (without regard to the offset) multiplied by the Participant’s Average Annual Compensation under the Plan (prorated for Years of Projected Participation less than thirty-five (35)).
(d)	Unit Benefit Offset. The Participant’s cumulative permitted disparity limit is equal to thirty-five (35) minus: (1) the number of years the Participant benefited or is treated as having benefited under this Plan prior to the Participant’s first Year of Projected Participation, and (2) the number of years credited to the Participant for allocation or accrual purposes under one or more qualified plans or simplified employee pension plans (whether or not terminated) ever maintained by the Employer other than years counted in (1) above or counted toward a Participant’s Years of Projected Participation. For purposes of determining the Participant’s cumulative permitted disparity years, all years ending in the same calendar year are treated as the same year.
(1)	The Maximum Offset Allowance will not exceed the lesser of: (1) the applicable factor from Tables I or II, and (2) one-half (1/2) of the Gross Benefit Percentage, multiplied by a fraction (not to exceed one (1)), the numerator of which is the Participant’s Average Annual Compensation, and the denominator of which is the Participant’s Final Average Compensation up to the offset level.

(2)	Overall Permitted Disparity Limit: Notwithstanding the first two of the preceding Unit Benefit Offset Paragraphs, for any Plan Year this Plan benefits any Participant who benefits under another qualified plan or simplified employee pension plan maintained by the Employer that provides for permitted disparity (or imputes permitted disparity), the stated benefit for all Participants under this Plan will be equal to the Gross Benefit Percentage (without regard to the offset) times the Participant’s Average Annual Compensation times the Participant’s Years of Projected Participation under the Plan up to the maximum of Years of Projected Participation taken into account in the Unit Benefit Offset formulas.
2.3.8 Fail-Safe Allocation. Failure of the ratio percentage test of Code section 410(b)(1) or the average benefits test of Code section 410(b)(2) requires correction using the principles set forth in this Section if such use is elected in the Adoption Agreement. Testing is done as of the last day of the Plan Year. With respect only to non-standardized plans and notwithstanding any provision of the Plan or Adoption Agreement to the contrary, if the Plan would otherwise fail to satisfy the requirements of Code section 410(b)(1) (the ratio percentage test) or Code section 410(b)(2) (the average benefits test) and the regulations thereunder because Employer contributions have not been allocated to a sufficient number or percentage of Participants for the Plan Year, and the right to receive a contribution is conditioned upon participation on the last day of the Plan Year or the completion of more than five hundred (500) Hours of Service, or conditioned upon membership in a certain Employee classification, an additional contribution shall be made by the Employer and shall be allocated to the Employer Accounts of affected Participants, considering all the applicable exclusions of Code sections 410(b)(3) and (4) subject to the following provisions:
(a)	The NHCE Participants eligible to share in the allocation of the Employer’s contribution shall be expanded to include the minimum number of NHCE Participants who are not otherwise eligible to the extent necessary to satisfy the applicable test under the ratio percentage test of Code section 410(b)(1). The specific NHCE Participants who shall become eligible are those NHCE Participants who are members of an eligible classification of Employees, who are actively employed on the last day of the Plan Year, but have not met the Plan’s Hours of Service requirement.

These Participants shall be given an allocation one Participant at a time beginning with the Participant with the greatest number of Hours of Service and continuing in descending order until the ratio percentage test is passed. If two or more Participants have the same number of Hours of Service then the Participant with the lowest Compensation shall receive an allocation first. Fail-safe allocations shall be given to the smallest number of Participants that allows the Plan to pass the ratio percentage test.

(b)	If the ratio percentage test is still not satisfied, the NHCE Participants eligible to share in the allocation shall be further expanded to include the minimum number of NHCE Participants who are members of an eligible classification of Employees who are not employed on the last day of the Plan Year as is necessary to satisfy the ratio percentage test. The specific NHCE Participants who shall become eligible are those Participants who have completed the greatest number of Hours of Service (in excess of five hundred (500) hours) during the Plan Year.

These Participants shall be given an allocation one Participant at a time in descending order until the ratio percentage test is passed. If two or more Participants have been credited with the same number of Hours of Service then the Participant with the lowest Compensation shall receive an allocation first.

(c)	If the ratio percentage test is still not satisfied, the NHCE Participants eligible to share in the allocation of the Employer’s contribution shall be expanded to include the minimum number of NHCE Participants who are not otherwise eligible to the extent necessary to satisfy the applicable test under the ratio percentage test of Code section 410(b)(1). The specific NHCE Participants who shall become eligible are those NHCE Participants who are members of an ineligible classification of Employees, who are actively employed on the last day of the Plan Year, and have met the Plan’s Hours of Service requirement.

These Participants shall be given an allocation one Participant at a time beginning with the Participant with the greatest number of Hours of Service and continuing in descending order until the ratio percentage test is passed. If two or more Participants have the same number of Hours of Service then the Participant with the lowest Compensation shall receive an allocation first. Fail-Safe allocations shall be given to the smallest number of Participants that allows the Plan to pass the ratio percentage test.

(d)	If the ratio percentage test is still not satisfied, the NHCE Participants eligible to share in the allocation shall be further expanded to include the minimum number of NHCE Participants who are members of an ineligible classification of NHCE Employees who are employed on the last day of the Plan Year but have not met the hours requirement of the Plan as is necessary to satisfy the ratio percentage test. The specific NHCE Participants who shall become eligible are those NHCE Participants who have completed the greatest number of Hours of Service during the Plan Year. These Participants shall be given an allocation one Participant at a time in descending order until the ratio percentage test is passed. If two or more Participants have been credited with the same number of Hours of Service then the Participant with the lowest Compensation shall receive an allocation first.

(e)	If the ratio percentage test is still not satisfied, the NHCE Participants eligible to share in the allocation shall be further expanded to include the minimum number of NHCE Participants who are members of an ineligible classification of NHCE Employees who are not employed on the last day of the Plan Year as is necessary to satisfy the ratio percentage test. The specific NHCE Participants who shall become eligible are those Participants who have completed the greatest number of Hours of Service (in excess of five hundred (500) hours) during the Plan Year. These Participants shall be given an allocation one Participant at a time in descending order until the ratio percentage test is passed. If two or more Participants have been credited with the same number of Hours of Service then the Participant with the lowest Compensation shall receive an allocation first.

(f)	The Employer may elect in the Adoption Agreement whether to apply this Section 2.3.8. If the Employer elects to apply this section 2.3.8 then for each Plan Year it is used, a list of each Participant benefiting on account of this Section and the associated percentage or dollar amount of Employer Contribution shall be prepared for each Plan Year and provided to the Plan Administrator or Trustee not later than the time prescribed by law for filing the return for such applicable taxable year (including any extensions), and shall be maintained as part of the administrative records of the Plan.

Short Form. This option not offered in Short Form Adoption Agreements.
2.3.9 Contributions on Behalf of Disabled Participants. If elected in the Adoption Agreement by the Employer, contributions will be made to the Plan on behalf of each Participant who has a Disability.
Short Form. This option not available in the Short Form Adoption Agreements.

ARTICLE IV
VESTED BENEFITS
2.4.1 Vesting. A Participant shall at all times be one hundred percent (100%) vested and have a nonforfeitable interest in his Elective, Qualified Non-Elective, Qualified Matching, Deductible Voluntary and Voluntary Accounts and Catch-up Contributions. The vested and nonforfeitable interest of the Participant in his Controlled Account shall be determined by reference to the Account from which the funds were originally transferred. The vested and nonforfeitable interest in a Participant’s Employer and Matching Accounts shall be determined as hereinafter provided. The vested and nonforfeitable interest of the Participant in any of his Accounts subject to the vesting schedule selected in the Adoption Agreement shall not increase after the date the Participant terminates employment.
Short Form Standardized Adoption Agreement. Participants are 100% vested upon participation.
(a)	Normal or Postponed Retirement. If a Participant terminates employment at or after his Normal Retirement Age, he shall be one hundred percent (100%) vested and have a nonforfeitable interest in his Employer and Matching Accounts. If a Participant continues in active employment following his Normal Retirement Age, he shall continue to participate under the Plan.

(b)	Disability. If a Participant terminates employment prior to his Normal Retirement Age due to a Disability, he shall be vested and have a nonforfeitable interest in his Employer and Matching Accounts as elected in the Adoption Agreement.

Short Form. If a Participant terminates employment prior to his Normal Retirement Age due to a Disability, he shall be fully vested and have a nonforfeitable interest in his Employer and Matching Accounts.

(c)	Death. In the event of the death of a Participant before termination of employment with the Employer and before Normal Retirement Age, the Participant shall be vested and have a nonforfeitable interest in his Employer and Matching Accounts as elected in the Adoption Agreement.

Short Form. In the event of the death of a Participant before termination of employment with the Employer and before Normal Retirement Age, he shall be fully vested and have a nonforfeitable interest in his Employer and Matching Accounts.

(d)	Termination of Plan. In the event of Plan termination (including termination resulting from a complete discontinuance of contributions by the Employer), each Participant employed by the Employer as of the date of such termination shall be one hundred percent (100%) vested and have a nonforfeitable interest in all of his Accounts. In the event of a partial Plan termination, each Participant employed by the Employer with respect to whom such partial termination has occurred shall be one hundred percent (100%) vested and have a nonforfeitable interest in all of his Accounts.

(e)	Early Retirement, Resignation, or Discharge. If the employment of a Participant terminates by reason of early retirement, resignation, or discharge prior to his Normal Retirement Age, he shall be vested and have a nonforfeitable interest in a percentage of his Employer and Matching Accounts taking into account all of his Years of Vesting Service as of such termination date in accordance with the schedule set forth in the Adoption Agreement.

(f)	All Other Times. A Participant shall be vested and have a nonforfeitable interest in a percentage of his Employer and Matching Accounts determined by taking into account all of his Years of Vesting Service in accordance with the schedule set forth in the Adoption Agreement.

(g)	Elapsed Time Method. If the Employer has elected in the Adoption Agreement to use the Elapsed Time Method to determine Years of Vesting Service, see the definition of that term for the rules that apply for purposes of vesting.
2.4.2 Leave of Absence. The Plan Administrator shall not treat a temporary cessation from active employment with the Employer pursuant to an authorized leave of absence in accordance with the nondiscriminatory policy of the Employer, whether occasioned by illness, military service, or any other reason, as either a termination of employment or a Break in Service so long as the Employee returns to employment in a manner consistent with the authorized leave of absence.
2.4.3 Re-Employment. Unless otherwise elected by the Employer in the Adoption Agreement, in the case of a Participant who has five (5) or more consecutive Breaks in Service, all Years of Vesting Service after such Breaks in Service shall be disregarded for vesting the Employer-derived Account balance that accrued before such breaks, but both pre-break and post-break service shall count for vesting the Employer-derived Account balance that accrues after such breaks.
Account balances that accrued before and after such Break in Service shall share in the earnings and losses of the Trust Fund.
In the case of a Participant who does not have five (5) consecutive Breaks in Service, if the Participant has received a distribution of his vested Account balance and repaid the amount of such distribution to the Trustee, both the pre-break and post-break service shall count in vesting both the pre-break and post-break Employer-derived Account balance.
2.4.4 Forfeitures. Unless otherwise elected in the Adoption Agreement, if a Participant terminates service and elects, in accordance with the provisions of the Plan, to receive the value of the Participant’s vested Account balance, the nonvested portion shall be treated as a Forfeiture as of the earlier of the last day of the Plan Year in which the Plan Administrator distributes the Participant’s entire vested interest, or the last day of the Plan Year of the 5th consecutive Break in Service. If the Participant elects to receive less than the entire vested portion of the Account balance derived from Employer contributions, the portion forfeited shall equal the total nonvested portion of such Account multiplied by a fraction, the numerator of which is the distributed amount attributable to Employer contributions and the denominator of which is the entire vested portion of such Account.
If a Participant receives a distribution from his Account when he has less than a one hundred percent (100%) vested and nonforfeitable interest in the Account and the Participant resumes employment covered under the Plan, the Plan Administrator shall restore the Participant’s Employer-derived Account balance to the amount on the date of distribution if the Participant repays to the Plan the full amount of the distribution attributable to Employer contributions before the earlier of five (5) years after the first date on which the Participant is subsequently re-employed by the Employer, or the date the Participant incurs five (5) consecutive Breaks in Service following the date of the distribution. If a Participant is deemed to receive a distribution pursuant to this Section, and the Participant resumes employment covered under the Plan before the date the Participant incurs five (5) consecutive Breaks in Service, upon the reemployment of such Participant, the Plan Administrator shall restore the Employer-derived Account balance of the Participant to the amount on the date of such deemed distribution as of the date of the reemployment of such Participant.
If a Participant terminates service, and the value of the Participant’s vested Account balance derived from Employer and Employee contributions is not greater than five thousand dollars ($5,000) (or a dollar amount that is less, if elected in the Adoption Agreement), and the Participant receives a distribution of the value of the entire vested portion of such Account balance, the Plan Administrator shall treat the nonvested portion as a Forfeiture, unless elected otherwise in the Adoption Agreement, as of the earlier of the last day of the Plan Year in which the Plan Administrator distributes the Participant’s entire vested interest, or the last day of the Plan Year of the 5th consecutive Break in Service. If elected in the Adoption Agreement, the portion of the Account balance that is attributable to rollover contributions (and earnings allocable thereto) within the meaning of Code sections 402(c), 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii), and 457(e)(16), shall be excluded from the Participant’s Account balance for purposes of this Section. If a Participant would have received a distribution under the preceding but for the fact that the Participant’s vested Account balance exceeded five thousand dollars ($5,000), or such lesser amount as elected above, when the Participant terminated service and if at a later time such Account balance is reduced such that it is not greater than five thousand dollars ($5,000), or such lesser amount as elected above, the Participant will receive a distribution of such Account balance and the Plan Administrator will treat the nonvested portion as a Forfeiture. If the value of a Participant’s vested Account balance is zero, the Participant shall be deemed to have received a distribution of such vested Account balance. A Participant’s vested Account balance shall not include accumulated deductible Employee contributions within the meaning of section 72(o)(5)(B) of the Code for Plan Years beginning prior to January 1, 1989.
Unless otherwise elected in the Adoption Agreement, the Plan Administrator shall allocate such Forfeiture in the same manner as a contribution by the Employer for the year in which said Forfeiture occurred. For each Plan Year that Forfeitures are allocated, the Plan Administrator shall designate the specific Employer contribution or contributions that the Forfeitures reduce or supplement. The Employer may elect in the Adoption Agreement to use Forfeitures to offset administrative expenses of the Plan to the extent the expenses are Plan expenses and not settlor expenses.
Short Form. Unless otherwise elected, each Plan Year Forfeitures shall be first applied to offset administrative expenses of the Plan to the extent the expenses are Plan expenses and not settlor expenses and then shall supplement the Employer Contribution.
If a Participant is re-employed following a Break in Service and is entitled to restoration of any amount of his Account that was forfeited because of such Break in Service, the Plan Administrator shall restore such amount in the manner specified in the Adoption Agreement.
Short Form. If a Participant is re-employed following a Break in Service and is entitled to restoration of any amount of his Account that was forfeited because of such Break in Service, the Plan Administrator shall restore such amount from existing Forfeitures before they are used for any other purpose.

ARTICLE V
DISTRIBUTIONS
2.5.1 Distributable Benefit.
(a)	When the employment of a Participant terminates for any reason, he or his Beneficiary shall be entitled to a benefit equal to the vested and nonforfeitable interest in his Accounts as of the Distribution Determination Date. Such Accounts shall include the allocable share of contributions and Forfeitures, if any, that may be allocated to said Accounts as of such Distribution Determination Date and shall be determined after making the adjustments for which provision is made in the Plan.

(b)	If the value of the Participant’s vested and nonforfeitable interest in the Plan at the time of his termination of employment is zero, the Participant shall be deemed to have received a distribution of such interest as his Distributable Benefit as of the date his employment terminated.

(c)	Minimum Distributable Benefit. (Not available in Short Form) If a Participant terminates service, and the value of the Participant’s vested Account balance derived from Employer Contributions is zero, the Employer may elect in the Adoption Agreement to provide such Participant with a minimum Distributable Benefit.
2.5.2 General Rules.
(a)	The requirements of this Article shall apply to any distribution of a Participant’s Distributable Benefit and will take precedence over any inconsistent provisions of this Plan. Unless otherwise specified, the provisions of this Article apply to calendar years beginning after December 31, 2002.

(b)	All distributions required under this Article shall be determined and made in accordance with Code section 401(a)(9) and the applicable regulations, including the minimum distribution incidental benefit requirements of Code section 401(a)(9)(G). In the event that a provision of this Plan conflicts with such requirements, such requirements shall govern.

(c)	As of the first Distribution Calendar Year (defined in Subsection 2.5.4(i)(1)), distributions, if not made in a single sum, may only be made over one of the following periods (or a combination thereof):
(1)	The life of the Participant;

(2)	The life of the Participant and a Designated Beneficiary;

(3)	A period certain not extending beyond the Life Expectancy of the Participant; or

(4)	A period certain not extending beyond the joint and last survivor expectancy of the Participant and a Designated Beneficiary.
2.5.3 Commencement of Distributions.
(a)	Immediate Distribution. A Participant whose employment is terminated:

(1)	On account of death, Disability, or attainment of Early or Normal Retirement Age may elect (or his Beneficiary may elect) to begin distribution of his Distributable Benefit within a reasonable period after the Distribution Determination Date, or as of the date determined under Subsection (b), below, or

(2)	On account of resignation or discharge prior to his Early or Normal Retirement Age, shall have the distribution of his Distributable Benefit governed by Subsection (b) below.
Short Form. The Distribution Determination Date shall be as soon as practicable following the date of termination, based on the preceding Valuation Date.

(b)	Deferred Distribution. Except in the case of amounts subject to Subsection 2.5.7(i) for which a Participant’s consent is not required, unless the Adoption Agreement permits the Employee to elect earlier commencement and the Employee so elects or the Employee elects to further defer distribution, if the employment of a Participant is terminated by reason of resignation or discharge prior to either his Early or Normal Retirement Age, distribution of his Distributable Benefit shall be deferred and commenced no later than the sixtieth (60th) day after the last day of the Plan Year in which the following occurs:
(1)	The Participant attains the earlier of age sixty-five (65) or the Normal Retirement Age;
(2)	The Participant reaches the tenth (10th) anniversary of his participation in the Plan; or
(3)	The Participant terminates his employment with the Employer.
Short Form. Distributions to Participants who resign, die, have a Disability, or are discharged prior to retirement shall be made within a reasonable period following the Distribution Determination Date. A Participant who terminates employment before satisfying the age requirement for Normal Retirement, or Early Retirement if selected by the Employer, but has satisfied any service requirement shall be entitled to a distribution of his Distributable Benefit in accordance with Subsection (a) above upon attaining such age.

If the Participant becomes Disabled after termination of employment, he shall be entitled to commence distribution of his vested Account balance as if he became Disabled prior to termination of employment, however his vested Account balance will not increase if the Participant becomes Disabled after the termination of his employment.

The Plan Administrator shall notify the Participant and the Participant’s spouse of the right to defer any distribution while the Participant’s Account balance in the Plan is Immediately Distributable, as defined in Subsection 2.5.4(i)(2). Such notice shall be given to the Participant at least thirty (30), but no more than ninety (90), days before the distribution. A Participant and the Participant’s spouse may elect a distribution commencing less than thirty (30) days after the notice is provided to the Participant if the notice clearly indicates that the Participant has at least thirty (30) days to decide whether to consent to the distribution. The failure of a Participant or the Participant’s spouse to consent to a distribution while a benefit is Immediately Distributable shall be deemed to be an election to defer commencement of benefits under this Section. If the Plan meets the requirements of Subsection 2.5.7(k), only the Participant must consent to the distribution of an Account balance that is Immediately Distributable.
2.5.4 Required Minimum Distributions.
(a)	Required Beginning Date. Notwithstanding anything herein to the contrary, unless the Participant has made an appropriate TEFRA 242(b)(2) election, as described in Subsection 2.5.4(j), that has not been revoked or modified, the Participant’s entire benefit shall be distributed, or begin to be distributed, to the Participant no later than the Required Beginning Date.

(b)	Timing of Distributions if Participant Dies Before Distributions Begin.
(1)	If the Participant dies before required distributions begin, the Participant’s entire interest will be distributed, or begin to be distributed, no later than as follows:
(i)	If the Participant’s surviving spouse is the Participant’s sole Designated Beneficiary, then, except as provided in the Adoption Agreement, distributions to the surviving spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70-1/2, if later.

(ii)	If the Participant’s surviving spouse is not the Participant’s sole Designated Beneficiary, then, except as provided in the Adoption Agreement, distributions to the Designated Beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died.

(iii)	If there is no Designated Beneficiary as of the date of the Participant’s death who remains a Beneficiary as of September 30 of the year immediately following the year the Participant died, the Participant’s entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death.

(iv)	If the Participant’s surviving spouse is the Participant’s sole Designated Beneficiary and the surviving spouse dies after the Participant but before distributions to the surviving spouse begin, this Subsection 2.5.4(b), other than Subsection 2.5.4(b)(1)(i), will apply as if the surviving spouse were the Participant.
(2)	For purposes of this Subsection 2.5.4(b) and Subsections 2.5.4(f) and (g), distributions are considered to begin on the Participant’s Required Beginning Date unless Subsection 2.5.4(b)(1)(iv) applies. If Subsection 2.5.4(b)(1)(iv) applies, distributions are considered to begin on the date distributions are required to begin to the surviving spouse under Subsection 2.5.4(b)(1)(i). If distributions under an annuity purchased from an insurance company irrevocably commence to the Participant before the Participant’s Required Beginning Date (or to the Participant’s surviving spouse before the date distributions are required to begin to the surviving spouse under Subsection 2.5.4(b)(1)(i)), the date distributions are considered to begin is the date distributions actually commence.

(3)	If the Adoption Agreement permits Participants and Beneficiaries to elect the 5-year rule, the election must be made no later than the earlier of:
(i)	September 30 of the calendar year in which the distribution would be required under Subsections 2.5.4(b)(1)(i) or (ii), or

(ii)	By September 30 of the calendar year that contains the fifth anniversary of the Participant’s (or if applicable, the surviving spouse’s) death.
If this election is made, then the Participant’s entire interest must be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death.
Short Form. Participants or Beneficiaries may elect to apply the 5-year rule to distributions regarding a

Participant who dies before distributions begin.
(c)	Forms of Distribution. Unless the Participant’s interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the Required Beginning Date, distributions will be made in accordance with Subsections 2.5.4(d) and (f) as of the first Distribution Calendar Year. If the Participant’s interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of Code section 401(a)(9) and the applicable regulations.

(d)	Required Minimum Distributions During Participant’s Lifetime. During the Participant’s lifetime, the minimum amount that will be distributed for each Distribution Calendar Year is the lesser of:
(1)	The quotient obtained by dividing the Participant’s Account Balance by the distribution period set forth in the Uniform Lifetime Table found in Treasury Regulations section 1.401(a)(9)-9, Q&A-2, using the Participant’s age as of the Participant’s birthday in the Distribution Calendar Year; or

(2)	If the Participant’s sole Designated Beneficiary for the Distribution Calendar Year is the Participant’s spouse, the quotient obtained by dividing the Participant’s Account Balance by the number in the Joint and Last Survivor Table set forth in Treasury Regulations section 1.401(a)(9)-9, Q&A-3, using the Participant’s and spouse’s attained ages as of the Participant’s and spouse’s birthdays in the Distribution Calendar Year.
(e)	Lifetime Required Minimum Distributions Continue Through Year of Participant’s Death. Required Minimum Distributions will be determined under Subsection 2.5.4(d) beginning with the first Distribution Calendar Year and continuing up to, and including, the Distribution Calendar Year that includes the Participant’s date of death.

(f)	Required Minimum Distributions On or After Date Required Distributions Begin.
(1)	Participant Survived by Designated Beneficiary. If the Participant dies on or after the date required distributions begin and there is a Designated Beneficiary, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s Account Balance by the longer of the remaining Life Expectancy of the Participant or the remaining Life Expectancy of the Participant’s Designated Beneficiary, determined as follows:
(i)	The Participant’s remaining Life Expectancy is calculated in accordance with the Single Life Table found in Treasury Regulations section 1.401(a)(9)-9, Q&A-1, using the age of the Participant in the year of death, reduced by one for each subsequent year.

(ii)	If the Participant’s surviving spouse is the Participant’s sole Designated Beneficiary, the remaining Life Expectancy of the surviving spouse is calculated using the Single Life Table found in Treasury Regulations section 1.401(a)(9)-9, Q&A-1, for each Distribution Calendar Year after the year of the Participant’s death using the surviving spouse’s age as of the spouse’s birthday in that year. For Distribution Calendar Years after the year of the surviving spouse’s death, the remaining Life Expectancy of the surviving spouse is calculated using the age of the surviving spouse as of the spouse’s birthday in the calendar year of the spouse’s death, reduced by one for each subsequent calendar year.

(iii)	If the Participant’s surviving spouse is not the Participant’s sole Designated Beneficiary, the Designated Beneficiary’s remaining Life Expectancy is calculated under the Single Life Table using the age of the Beneficiary in the year following the year of the Participant’s death, reduced by one for each subsequent year.

(2)	No Designated Beneficiary Survives. If the Participant dies on or after the date required distributions begin and there is no Designated Beneficiary as of the Participant’s date of death who remains a beneficiary as of September 30 of the year after the year of the Participant’s death, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s Account balance by the Participant’s remaining Life Expectancy under the Single Life Table calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.
(g)	Distribution Amount If Participant Dies Before Date Required Distributions Begin.
(1)	Participant Survived by Designated Beneficiary. If the Participant dies before the date required distributions begin and there is a Designated Beneficiary, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s Account Balance by the remaining Life Expectancy of the Participant’s Designated Beneficiary, determined as provided in Subsection 2.5.4(f). If permitted in the Adoption Agreement, a Participant or Designated Beneficiary may elect to receive distributions over the five-year period described in Subsection 2.5.4(b)(3).

(2)	No Designated Beneficiary Survives. If the Participant dies before the date distributions begin and all Designated Beneficiaries, if any, as of the Participant’s date of death are no longer Beneficiaries as of September 30 of the year following the year of the Participant’s death, distribution of the Participant’s entire interest must be completed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death.

(3)	Death of Surviving Spouse Before Distributions to Surviving Spouse Are Required to Begin. If all of the following are true, this Subsection 2.5.4(g) will apply as if the surviving spouse were the Participant:
(i)	The Participant dies before the date distributions begin,

(ii)	The Participant’s surviving spouse is the Participant’s sole Designated Beneficiary, and

(iii)	The surviving spouse dies before distributions are required to begin to the surviving spouse under Subsection 2.5.4(b)(1).
(h)	Asset Rollovers and Transfers.

If a Participant requests a rollover of his benefits to a qualified plan not maintained by the Employer during his first or subsequent Distribution Calendar Year, or a Participant’s benefits are transferred to another qualified plan, such rollover or transfer shall be reduced by the Required Minimum Distribution for the Distribution Calendar Year under Code section 401(a)(9) and the reduction shall be distributed to the Participant by the appropriate date.

If the Plan receives a rollover or transfer with respect to a Participant who has reached his Required Beginning Date, the Plan shall distribute the Required Minimum Distribution under Code section 401(a)(9) beginning with the following calendar year. In the event that the beneficiary or method of distribution with respect to transferred assets differs from the Beneficiary or method of distribution of this Plan, the Plan will segregate the transferred assets and continue to distribute the benefits from the originating plan in accordance with the method of distribution and Life Expectancy of the originating plan.

(i)	Definitions.

(1)	Distribution Calendar Year. A calendar year for which a minimum distribution is required. For distributions beginning before the Participant’s death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year that contains the Participant’s Required Beginning Date. For distributions beginning after the Participant’s death, the first Distribution Calendar Year is the calendar year in which distributions are required to begin under Subsection 2.5.4(b)(1). The Required Minimum Distribution for the Participant’s first Distribution Calendar Year will be made on or before the Participant’s Required Beginning Date. The Required Minimum Distribution for other Distribution Calendar Years, including the Required Minimum Distribution for the Distribution Calendar Year in which the Participant’s Required Beginning Date occurs, will be made on or before December 31 of that Distribution Calendar Year.

(2)	Immediately Distributable. A Participant’s Account Balance is Immediately Distributable if any part of the Account Balance could be distributed to the Participant, (or surviving spouse), before the Participant attains, (or would have attained if not deceased), the later of age sixty-two (62) or his Normal Retirement Age.

(3)	Life Expectancy. Life Expectancy as computed by use of one of the following tables, found in Treasury Regulations section 1.401(a)(9)-9, as appropriate:
(i)	Single Life Table;

(ii)	Uniform Life Table; or

(iii)	Joint and Last Survivor Table
(4)	Participant’s Account Balance. (For purposes of Required Minimum Distributions only.)
(i)	The calendar year immediately preceding the Distribution Calendar Year is the “valuation calendar year.” The Participant’s Account Balance as of the last Valuation Date in the valuation calendar year is increased by the amount of any contributions made and allocated or Forfeitures allocated to the Participant’s Account Balance as of dates in the valuation calendar year after the Valuation Date and decreased by distributions made in the valuation calendar year after the Valuation Date. If an amount is distributed or transferred from another source during the valuation calendar year, that amount is included in the Participant’s Account Balance for the valuation calendar year regardless if such amount is transferred or rolled over to the Plan in the valuation calendar year or in the Distribution Calendar Year.

(ii)	Exception for second Distribution Calendar Year. For purposes of Subsection (i) above, if any portion of the minimum distribution for the first Distribution Calendar Year is made in the second Distribution Calendar Year on or before the Required Beginning Date, the amount of the minimum distribution made in the second Distribution Calendar Year shall be treated as if it had been made in the immediately preceding Distribution Calendar Year.
(5)	Required Beginning Date.
(i)	General rule. The Required Beginning Date of a Participant is the first day of April of the calendar year following the calendar year in which the Participant attains age seventy and one-half (70 1/2).

(ii)	Non-5-Percent Owner Exception. If so elected in the Adoption Agreement, the Required Beginning Date of a Participant who is not a 5-Percent Owner shall be the first day of April of the calendar year following the later of the calendar year in which the Participant retires or the calendar year in which the Participant attains age seventy and one-half (70 1/2).

Short Form. In the case of the Short Form Standardized Adoption Agreements the Non-5-Percent Owner Exception does not apply.
(iii)	Transition Rule:
(A)	If previously elected by the Employer, any Participant who is not a 5-Percent Owner and attains age 70 1/2 in years after 1995 may elect by April 1 of the calendar year following the year in which the Participant attained age 70 1/2, (or by December 31, 1997 in the case of a Participant attaining age 70 1/2 in 1996) to defer distributions until the calendar year following the calendar year in which the Participant retires. If no such election is made the Participant who is not a 5-Percent Owner will begin receiving distributions by April 1 of the calendar year following the year in which the Participant attained age 70 1/2 (or by December 31, 1997 in the case of a Participant attaining age 70 1/2 in 1996).

(B)	If previously elected by the Employer, any Participant who attained age 70 1/2 in years prior to 1997 but not earlier than January 1, 1996, was permitted to elect to stop distributions and recommence by the April 1 of the calendar year following the year in which the Participant retires. An Employer who adopted this option selected either:
(1)	A new Annuity Starting Date upon recommencement, or

(2)	No new Annuity Starting Date upon recommencement.
(C)	If previously elected by the Employer, the preretirement age 70 1/2 distribution option was only eliminated with respect to Employees who reach age 70 1/2 in or after a calendar year that begins after the later of December 31, 1998, or the date that the Employer adopted the GUST Restatement of this Plan.
(iv)	5-Percent Owner.A Participant is treated as a 5-Percent Owner for purposes of this Section if such Participant is a 5-Percent Owner as defined in Part I, Article II at any time during the Plan Year ending with or within the calendar year in which such owner attains age seventy and one-half (70 1/2). Once distributions have begun to a 5-Percent Owner under this Section, they must continue to be distributed, even if the Participant ceases to be a 5-Percent Owner in a subsequent year.
(j)	TEFRA Section 242(b)(2)Election.
(1)	Notwithstanding the other requirements of this Article and subject to the requirements of Sections 2.5.6 and 2.5.7, distribution on behalf of any Employee, including a 5-Percent Owner, may be made in accordance with all of the following requirements (regardless of when such distribution commences):
(i)	The distribution by the Plan is one that would not have disqualified the Plan under Code section 401(a)(9) as in effect prior to amendment by the Deficit Reduction Act of 1984.

(ii)	The distribution is in accordance with a method of distribution designated by the Employee whose interest in the Plan is being distributed or, if the Employee is deceased, by a Beneficiary of such Employee.

(iii)	Such designation was in writing, was signed by the Employee or the Beneficiary, and was made before January 1, 1984.

(iv)	The Employee had an Account balance under the Plan as of December 31, 1983.

(v)	The method of distribution designated by the Employee or the Beneficiary specifies the time at which distribution will commence, the period over which distributions will be made, and in the case of any distribution upon the Employee’s death, the Beneficiaries of the Employee listed in order of priority.
(2)	A distribution upon death will not be covered by this transitional rule unless the information in the designation contains the required information described above with respect to the distributions to be made upon the death of the Employee.

(3)	For any distribution that commences before January 1, 1984, but continues after December 31, 1983, the Employee or the Beneficiary to whom such distribution is being made will be presumed to have designated the method of distribution under which the distribution is being made if the method of distribution was specified in writing and the distribution satisfies the requirements in Subsections 2.5.4(j)(1)(i) and (v).

(4)	If a designation is revoked, any subsequent distribution must satisfy the requirements of Code section 401(a)(9) and the applicable regulations. If a designation is revoked subsequent to the date distributions to a Participant were required to begin, the Plan must distribute, by the end of the calendar year following the calendar year in which the revocation occurs, the total amount not yet distributed that would have been required to have been distributed to the Participant to satisfy Code section 401(a)(9) and the applicable regulations, but for the TEFRA section 242(b)(2) election. For calendar years beginning after December 31, 1988, such distributions must meet the minimum distribution incidental benefit requirements. Any changes in the designation will be considered to be a revocation of the designation. However, the mere substitution or addition of another Beneficiary (one not named in the designation) under the designation will not be considered to be a revocation of the designation, so long as such substitution or addition does not alter the period over which distributions are to be made under the designation, directly or indirectly (for example, by altering the relevant measuring life).

(5)	If an amount is transferred or rolled over from one plan to another plan, the rules in Treasury Regulations section 1.401(a)(9)-8, Q&A 14 and Q&A 15 shall apply.
2.5.5 Distribution Determination Date. The Distribution Determination Date shall be determined as follows:
(a)	General. For purposes of determining the amount to be distributed, the Distribution Determination Date shall be determined in the manner specified in the Adoption Agreement.

Short Form. Distributions to Participants who resign, die, have a Disability, or are discharged prior to retirement shall be made at the Participant’s election within a reasonable period as soon as practical following the date of termination, based on the preceding Valuation Date.

(b)	Termination of Plan. In the event of Plan termination (including termination resulting from a complete discontinuance of contributions by the Employer), the Distribution Determination Date shall be the date of such termination. In the event of a partial Plan termination, the Distribution Determination Date for each Participant with respect to whom such partial termination has occurred shall be the last day of the Plan Year coinciding with or immediately following the date of such partial termination.

(c)	Distributions following Distribution Determination Date. Subject to the necessity, if any, of obtaining the consent of a Participant and spouse, distribution of a Participant’s Distributable Benefit shall commence within a reasonable period after the Distribution Determination Date, unless otherwise elected by the Participant in accordance with the provisions of the Plan or as required by the provisions of the Plan. A distribution shall not be made to a Participant if he is reemployed prior to the date his benefit would have been distributed.
2.5.6 Methods of Distribution. Subject to the provisions of Sections 2.5.3 and 2.5.4 above and any security interest in a loan from the Plan for which any necessary spousal consent has been obtained (to the extent such security interest is used as repayment of the loan), distribution shall be made by one of the following methods, as determined in accordance with the election of the Participant (or in the case of death, his Beneficiary) with such spousal consents as may be required by law: Notwithstanding any election in the Adoption Agreement, Beneficiaries may elect to receive Required Minimum Distributions in the form of installment payments.
(a)	Lump Sums. In a single distribution, as designated by the Employer in the Adoption Agreement; however, if the consent of the Participant is not required because the Participant’s vested Account balance is five thousand dollars ($5,000) (or less, if elected in the Adoption Agreement) the default method of distribution of such Account balance shall be a Direct Rollover. The Employer may set a minimum Account balance to which this shall apply. This default Direct Rollover applies only if the terminating Participant fails to request affirmatively a cash payment, a Direct Rollover to another qualified plan, or an IRA designated by the terminating Participant. The Plan Administrator shall select an IRA trustee, custodian, or issuer (the “trustee”) that is unrelated to the Employer, shall establish the IRA with that trustee on behalf of the terminating Participant who fails affirmatively to elect a Direct Rollover of a cash distribution, and make the initial investment choices for the account.

(b)	Installments. In substantially equal annual, quarterly, or monthly installments over a period of more than one (1) year but not in excess of the period designated in the Adoption Agreement, as selected by the Participant (provided that such period is not greater than the Participant’s life expectancy or the Participant’s and the Participant’s Designated Beneficiaries’ joint life expectancy as of the Annuity Starting Date), plus accrued net income. If distribution is to be made in installments, the Plan Administrator may transfer the undistributed portion of the Distributable Benefit to a Segregated Account, from which installment payments shall thereafter be withdrawn from time to time.

(c)	Annuities. By the purchase and delivery of a single premium, nontransferable, fully refundable, annuity policy issued by a legal reserve life insurance company payable in equal installments for the life of the Participant that terminates upon the Participant’s death, or providing for payments over such period as may be designated in the Adoption Agreement as selected by the Participant; provided, however, unless the Employer has designated a life annuity distribution option in the Adoption Agreement, in the event of distribution of such an annuity policy to a Participant, such duration shall be for a fixed duration that is less than the Participant’s life expectancy as of the Annuity Starting Date. Such annuity shall conform to all provisions set forth herein. Any refund feature under such annuity policy following the death of the Participant shall inure to the benefit of the Participant’s Beneficiary.

Short Form. If an annuity form of distribution is selected in the Adoption Agreement the term of the annuity shall be for the joint life expectancy of the Participant and the Participant’s spouse or Beneficiary. The survivor annuity percentage for any joint and survivor annuity shall be 50%.

(d)	Automatic Rollovers. Effective for distributions on and after March 28, 2005, in the event of a mandatory distribution greater than one thousand dollars ($1,000), or some lesser amount, in accordance with the provisions of Subsection 2.5.6(a), if the Participant does not elect to have such distribution paid directly to an Eligible Retirement Plan specified by the Participant in a Direct Rollover or to receive the distribution directly in accordance with Subsection 2.5.6(a), then the Plan Administrator will pay the distribution in a Direct Rollover to an individual retirement plan designated by the Plan Administrator. For purposes of determining whether a mandatory distribution is greater than one thousand dollars ($1,000), the portion of the Participant’s distribution attributable to any rollover contribution is included.

(e)	Direct Rollovers. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee’s election under the Plan, for distributions made after December 31, 2001, a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an Eligible Rollover Distribution that is equal to at least five hundred dollars ($500) paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover. If an Eligible Rollover Distribution is less than $500, a Distributee may not make the election described in the preceding sentence to roll over a portion of the Eligible Rollover Distribution.

(f)	Mandatory Cash Out. The Employer may elect in the Adoption Agreement to require the distribution of a Participant’s vested Account balance if its value, determined as of a date following the Participant’s date of termination of employment with the Employer, is $5,000 (or some lesser amount elected in the Adoption Agreement). If a distribution is required under this provision, the Participant will receive an immediate cash-out of his vested Account balance and no further benefits will be payable from the Plan. If the value of a Participant’s vested Account balance exceeds the threshold amount, an immediate cash-out shall not be made unless the Participant, and if applicable, his spouse, or his Beneficiary consent to such distribution.

The Employer may elect in the Adoption Agreement to exclude that portion of a Participant’s Account balance that is attributable to Rollover contributions (and earnings allocable thereto) within the meaning of Code sections 402(c), 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii), and 457(e)(16) in the determination of the Participant’s nonforfeitable Account balance.

Short Form. In the case of the Short Form Adoption Agreement the Mandatory Cash out amount shall always be $1000.

(g)	Alternative Distribution Methods. Any alternative distribution method of equivalent value that was contained in the Plan at any time on or after the first day of the first Plan Year beginning after 1988 to which the Participant consents.
2.5.7 Annuity and Consent Requirements.
(a)	Requirement of Annuity Payment. Except as provided in Subsection 2.5.7(k) below, a married Participant’s vested Account balance will be paid in the form of a Qualified Joint and Survivor Annuity, and an unmarried Participant’s vested Account balance will be paid in the form of a life annuity, unless the Participant makes a qualified election of an optional form of benefit within the 90-day period ending on the Annuity Starting Date. Unless the Participant has made a qualified election of an optional form of benefit within the election period, if the Participant dies before the Annuity Starting Date and has a surviving spouse, the Participant’s vested Account balance shall be used to purchase a Qualified Preretirement Survivor Annuity.

Notwithstanding the other provisions of this Section, if the Plan is designated in the Adoption Agreement as a Cash or Deferred Profit Sharing Plan or a Profit Sharing Plan and the Employer does not designate a life annuity distribution option in the Adoption Agreement, the Qualified Joint and Survivor Annuity and Qualified Preretirement Survivor Annuity forms of distribution shall not be available, except in the case of transfers under Subsection 3.9.3(b). However, a Participant’s surviving spouse shall be entitled to elect distribution of the Participant’s vested Account balance in the manner provided by Section 3.6.3.

A Participant’s vested Account balance is the aggregate value of the Participant’s vested Account balances derived from Employer and Employee contributions (including rollovers), whether vested before or upon death, including the proceeds of insurance contracts, if any, on the Participant’s life or the life of someone in whom the Participant has an insurable interest. The provisions hereof shall apply to a Participant who is vested in amounts attributable to Employer contributions, Employee contributions (or both) at the time of death or distribution.

The Participant may elect to have such annuity distributed upon attainment of the earliest retirement age under the Plan. A surviving spouse may elect to have such annuity distributed within the 90-day period commencing on the date of the Participant’s death.

Spousal consent under this provision shall be subject to the spousal consent requirements of Subsection 2.5.7(k).

(b)	Election to Waive Annuity Payment. At any time during the applicable election period, a Participant and his spouse may elect to waive the Qualified Joint and Survivor Annuity form of benefit or the Qualified Preretirement Survivor Annuity form of benefit (or both) and may revoke any such election. There is no limit to the number of times that an election or a revocation may be made by a Participant.

(c)	Spousal Consent Required. An election to waive any annuity form of benefit shall not take effect unless (1) the spouse of the Participant consents in writing to the election, such election designates a specific Beneficiary, including any class of Beneficiaries or contingent Beneficiaries, or, solely in the case of a waiver of a Qualified Joint and Survivor Annuity, a form of benefit, that may not be changed without spousal consent (or the consent of the spouse expressly permits designations by the Participant without any requirement of further consent by the spouse), and the spouse’s consent acknowledges the effect of such election and is witnessed by a Plan representative or a notary public, or (2) the Participant establishes to the satisfaction of the Plan Administrator that such consent cannot be obtained because there is no spouse, because the spouse cannot be located, or because of other circumstances permitted by applicable regulations.

Any consent by a spouse obtained under this provision (or establishment that the consent of a spouse may not be obtained) shall be effective only with respect to such spouse. A consent that permits designations by the Participant without any requirement of further consent by such spouse must acknowledge that the spouse has the right to limit consent to a specific Beneficiary, and a specific form of benefit where applicable, and that the spouse voluntarily elects to relinquish either or both of such rights.

A Participant may revoke a prior waiver without the consent of the spouse at any time before the commencement of benefits. The number of waivers and revocations shall not be limited. No consent obtained under this provision shall be valid unless the Participant has received notice as provided in Subsection (d) below.

(d)	Written Explanations. No less than thirty (30) days and no more than ninety (90) days before the Annuity Starting Date, the Plan Administrator shall provide each Participant a written explanation of:
(1)	The terms and conditions of a Qualified Joint and Survivor Annuity;

(2)	The Participant’s right to make and the effect of an election to waive the Qualified Joint and Survivor Annuity form of benefit;

(3)	The rights of the Participant’s spouse to consent to a Participant’s election; and

(4)	The right to make and the effect of a revocation of an election.
The Plan Administrator shall provide to each Participant within the Applicable Period a written explanation of a Qualified Preretirement Survivor Annuity comparable to that provided with respect to a Qualified Joint and Survivor Annuity.

(e)	Applicable Period. The Applicable Period means with respect to a Participant, whichever of the following periods ends last:
(1)	The period beginning with the first day of the Plan Year in which the Participant attains age thirty-two (32) and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age thirty-five (35).

(2)	A reasonable period ending after the individual becomes a Participant.

(3)	A reasonable period ending after the Plan ceases to fully subsidize costs.

(4)	A reasonable period ending after Code section 401(a)(11) first applies to the Participant.

(5)	A reasonable period ending after separation from service in case of a Participant who separates before attaining age thirty-five (35). For purposes of applying the foregoing, a reasonable period ending after the enumerated events described in (2), (3) and (4) is the end of the two-year period beginning one (1) year prior to the date the applicable event occurs and ending one (1) year after that date. In the case of a Participant who separates from service before the Plan Year in which age thirty-five (35) is attained, notice shall be provided within the two-year period beginning prior to separation and ending one (1) year after separation. If such a Participant thereafter returns to employment with the Employer, the Applicable Period for such Participant shall be redetermined.
(f)	Applicable Election Period. The applicable election period means:
(1)	in the case of an election to waive a Qualified Joint and Survivor Annuity, the 90-day period ending on the Annuity Starting Date. In any case to which this Subsection applies, the applicable election period under this Section 2.5.7 shall not end before the thirtieth (30th) day after the date on which such explanation is provided; and

(2)	in the case of an election to waive a Qualified Preretirement Survivor Annuity, the period that begins on the first day of the Plan Year in which the Participant attains age thirty-five (35) and ends on the date of the Participant’s death; provided, that in the case of a Participant who is separated from service, such period shall not begin later than the date of such separation from service.
A Participant who will not yet attain age thirty-five (35) as of the end of any current Plan Year may make a special qualified election to waive the Qualified Preretirement Survivor Annuity for the period beginning on the date of such election and ending on the first day of the Plan Year in which the Participant will attain age thirty-five (35). Such election shall not be valid unless the Participant receives a written explanation of the Qualified Preretirement Survivor Annuity in such terms as are comparable to the explanation required under Subsection (d). Qualified Preretirement Survivor Annuity coverage will be automatically reinstated as of the first day of the Plan Year in which the Participant attains age thirty-five (35). Any new waiver on or after such date shall be subject to the full requirements of this Section.
(g)	Exception if Participant not Married for a Year. Notwithstanding the foregoing, the benefits under the Plan shall not be provided in the form of a Qualified Joint and Survivor Annuity or a Qualified Preretirement Survivor Annuity unless the Participant and his spouse have been married throughout the one (1) year period ending on the earlier of the Participant’s Annuity Starting Date or the date of the Participant’s death.
If a Participant marries within one (1) year before the Annuity Starting Date and the Participant and his spouse in such marriage have been married for at least a one (1) year period ending on or before the date of the Participant’s death, the Participant and such spouse shall be treated as having been married throughout the required period. A former spouse shall be treated as the spouse or surviving spouse, and a current spouse will not be treated as the spouse or surviving spouse, to the extent provided under a Qualified Domestic Relations

Order as described in Code section 414(p).
(h)	Terms of Annuity Contracts. Any annuity contract distributed from the Plan must be nontransferable. The terms of any annuity contract purchased and distributed by the Plan to a Participant or spouse shall comply with the requirements of the Plan. If the Participant’s benefit is distributed in the form of an annuity purchased from an insurance company, distributions thereunder shall be made in accordance with the requirements of Code section 401(a)(9) and the regulations thereunder.

(i)	Consent to Distributions. If payment in the form of a Qualified Joint and Survivor Annuity is required with respect to a Participant and either the value of a Participant’s vested Account balance derived from Employer and Employee contributions exceeds five thousand dollars ($5,000) or there are remaining payments to be made with respect to a particular distribution option that previously commenced, and the Account balance is Immediately Distributable, as defined in Subsection 2.5.4(i)(2), the Participant must consent to any distribution of such Account balance.
If payment in the form of a Qualified Joint and Survivor Annuity is not required with respect to a Participant and the value of a Participant’s vested Account balance derived from Employer and Employee contributions exceeds five thousand dollars ($5,000), and the Account balance is Immediately Distributable, as defined in Subsection 2.5.4(i)(2), the Participant and the Participant’s spouse (or where either the Participant or the spouse has died, the survivor) must consent to any distribution of such Account Balance. The consent shall be obtained in writing within the 90-day period ending on the Annuity Starting Date. The need for spousal consent is subject to Subsection 2.5.7(k).
Neither the consent of the Participant nor the Participant’s spouse shall be required to the extent that a distribution is required to satisfy Code sections 401(a)(9) or 415. In addition, upon termination of the Plan if the Plan does not offer an annuity option (purchased from a commercial provider) and if the Employer or any entity within the same controlled group does not maintain another defined contribution plan (other than an employee stock ownership plan as defined in Code section 4975(e)(7)), the Plan Administrator shall distribute the Participant’s Account balance in the Plan to the Participant without the Participant’s consent. However, if any entity within the same controlled group as the Employer maintains another defined contribution plan (other than an employee stock ownership plan as defined in Code section 4975(e)(7)), then the Plan Administrator will transfer the Participant’s Account balance to the other Plan, without the Participant’s consent, if the Participant does not consent to an immediate distribution.
(j)	Restrictions on Immediate Distributions. The Plan Administrator shall notify the Participant and the Participant’s spouse of the right to defer any distribution until the Participant’s Account balance in the Plan is no longer Immediately Distributable. Such notification shall include a general description of the material features and an explanation of the relative values of the optional forms of benefit available under the Plan in a manner that would satisfy the notice requirements of Code section 417(a)(3) and shall be provided no less than thirty (30) days and no more than ninety (90) days prior to the Annuity Starting Date.
Such distribution may commence less than thirty (30) days after the notice required under Treasury Regulations section 1.411(a)-11(c) is given, provided that:
(1)	The Plan Administrator clearly informs the Participant that the Participant has a right to a period of at least thirty (30) days after receiving the notice to consider the decision of whether or not to elect a distribution (and if applicable, a particular distribution option),

(2)	The Participant, after receiving the notice, affirmatively elects a distribution,

(3)	The distribution commences more than seven (7) days after such explanation is provided,

(4)	The Participant is permitted to revoke any affirmative distribution election at least until the Annuity Starting Date or, if later, at any time prior to the expiration of the 7-day period that begins the day after the explanation of the Qualified Joint and Survivor Annuity is provided to the Participant, and

(5)	The Annuity Starting Date is a date after the date that the written explanation was provided to the Participant.
(k)	Exception to Spousal Consent Requirements. This Section shall apply to a Participant in a plan designated as either a Cash or Deferred Arrangement or Profit Sharing Plan. Notwithstanding any other provision of the Plan, no spousal consent shall be required for any distribution or Participant loan if the following conditions are satisfied:
(1)	The Participant does not or cannot elect payments in the form of a life annuity; and

(2)	On the death of a Participant, the Participant’s vested Account balance will be paid to the Participant’s surviving spouse, but if there is no surviving spouse, or if the surviving spouse has consented in a manner conforming to a qualified election, then to the Participant’s Designated Beneficiary.
The surviving spouse may elect to have distribution of the vested Account balance commence with the 90-day period following the date of the Participant’s death. The Account balance shall be adjusted for gains or losses occurring after the Participant’s death in accordance with the provisions of the Plan governing the adjustment of Account balances for other types of distributions. This Subsection shall not be operative with respect to a Participant in a plan designated as a Profit Sharing Plan or Cash of Deferred Arrangement for that portion of the Plan that is a direct or indirect transferee of a defined benefit plan, money purchase plan, a target benefit plan, stock bonus, or profit sharing plan that is subject to the survivor annuity requirements of Code sections 401(a)(11) and 417.
(l)	Transitional Rules.
(1)	Any living Participant not receiving benefits on August 23, 1984, who would otherwise not receive the benefits prescribed by the previous Sections of the Article must be given the opportunity to elect to have the prior Sections of this Article apply if such Participant is credited with at least one (1) Hour of Service under this Plan or a predecessor plan in a Plan Year beginning on or after January 1, 1976, and such Participant has at least ten (10) years of vesting service when he or she separated from service.

(2)	Any living Participant not receiving benefits on August 23, 1984, who was credited with at least one (1) Hour of Service under this Plan or a predecessor plan on or after September 2, 1974, and who is not otherwise credited with any service in a Plan Year beginning on or after January 1, 1976, must be given the opportunity to have his or her benefits paid in accordance with Subsection (4) below.

(3)	The respective opportunities to elect (as described above) must be afforded to the appropriate Participants during the period commencing on August 23, 1984, and ending on the date benefits would otherwise commence to said Participants.

(4)	Any Participant who has elected pursuant to Subsection (2) above and any Participant who does not elect under Subsection (1) or who meets the requirements of Subsection (1) except that such Participant does not have at least ten (10) years of vesting service when he or she separates from service, shall have his benefits distributed in accordance with all of the following requirements if benefits would have been payable in the form of a life annuity:
(i)	Automatic Qualified Joint and Survivor Annuity. If benefits in the form of a life annuity become payable to a married Participant who:

(A)	Begins to receive payments under the Plan on or after Normal Retirement Age; or

(B)	Dies on or after Normal Retirement Age while still working for the Employer; or

(C)	Begins to receive payments on or after the qualified Early Retirement Age; or

(D)	Separates from service on or after attaining Normal Retirement Age (or the qualified Early Retirement Age) and after satisfying the eligibility requirements for the payment of benefits under the Plan and thereafter dies before beginning to receive such benefits;
then such benefits will be received under this Plan in the form of a Qualified Joint and Survivor Annuity, unless the Participant has elected otherwise during the election period. The election period must begin at least six (6) months before the Participant attains qualified Early Retirement Age and end not more than ninety (90) days before the commencement of benefits. Any election hereunder will be in writing and may be changed by the Participant at any time.
(ii)	Election of early survivor annuity. A Participant who is employed after attaining the qualified Early Retirement Age will be given the opportunity to elect, during the election period, to have a survivor annuity payable on death.
If the Participant elects the survivor annuity, payments under such annuity must not be less than the payments that would have been made to the spouse under the Qualified Joint and Survivor Annuity if the Participant had retired on the day before his or her death. Any election under this provision will be in writing and may be changed by the Participant at any time. The election period begins on the later of (1) the ninetieth (90th) day before the Participant attains the qualified Early Retirement Age, or (2) the date on which participation begins, and ends on the date the Participant terminates employment.
(iii)	For purposes of this Subsection (4):
(A)	Qualified Early Retirement Age is the later of:
(i)	The earliest date, under the Plan, on which the Participant may elect to receive retirement benefits;

(ii)	The first day of the one hundred twentieth (120th) month beginning before the Participant reaches Normal Retirement Age; or

(iii)	The date the Participant begins participation.
(B)	Qualified Joint and Survivor Annuity is an annuity for the life of the Participant with a survivor annuity for the life of the spouse as otherwise described in the Plan.
(m)	General Rules for Spousal Consent. This Section shall apply to a Participant in a plan designated as either a Cash or Deferred Arrangement or Profit Sharing Plan. Notwithstanding any other provision of the Plan, no spousal consent shall be required for any distribution or Participant loan if the following conditions are satisfied:
(1)	The Participant does not or cannot elect payments in the form of a life annuity; and

(2)	On the death of a Participant, the Participant’s vested Account balance will be paid to the Participant’s surviving spouse, but if there is no surviving spouse, or if the surviving spouse has consented in a manner conforming to a qualified election, then to the Participant’s Designated Beneficiary.
The surviving spouse may elect to have distribution of the vested Account balance commence with the 90-day period following the date of the Participant’s death. The Account balance shall be adjusted for gains or losses occurring after the Participant’s death in accordance with the provisions of the Plan governing the adjustment of Account balances for other types of distributions.
This Subsection (m) shall not apply with respect to a Participant in a plan designated as a Profit Sharing Plan or Cash or Deferred Arrangement for that portion of the Plan that is a direct or indirect transferee of a defined benefit plan, money purchase plan, a target benefit plan, stock bonus, or profit sharing plan that is subject to the survivor annuity requirements of Code sections 401(a)(11) and 417.
2.5.8 Nature of Distributions.
(a)	Trust Fund and Segregated Funds. Except as provided in Subsection (b) with regard to Life Insurance Policies and the Qualified Joint and Survivor Annuity requirements in Section 2.5.7, distribution of a Participant’s Distributable Benefit shall consist of cash, property, or an annuity, or a combination thereof. If a distribution includes property, the property shall be valued at its fair market value as of the date of distribution.

(b)	Insurance Policies. In the event that the Trustee has purchased one or more Life Insurance Policies on the life of the Participant, or someone in whom the Participant has an insurable interest, the values and benefits available with respect to each such Policy shall be distributed as follows:
(1)	If the Participant’s employment terminates for any reason other than death, the Trustee, at the election of the Participant, shall either (i) surrender the Life Insurance Policy for its available cash value and distribute the proceeds as provided in Subsection (a) above or (ii) distribute the Life Insurance Policy to the Participant, provided the Participant’s vested Account balance is at least equal to the policy’s cash value.

(2)	If the Participant dies, the Participant’s Beneficiary shall be entitled to the full amount of the policy proceeds.
The Trustee shall apply for and be the owner of any Policies purchased under the terms of the Plan. The Policies must provide that the proceeds are payable to the Trustee subject to the Trustee’s obligation to pay over the proceeds to the Participant’s Beneficiary. A Participant’s spouse will be the Designated Beneficiary of the proceeds of such Policies unless a qualified election has been made in accordance with Section 2.5.7 of the Plan, if applicable. Under no circumstances shall the Trust retain any part of the proceeds. In the event of any conflict between the terms of the Plan and the terms of any Policies purchased hereunder, the Plan provisions shall control.
(3)	In the event the Trustee purchases a Life Insurance Policy on the life of someone other than the Participant pursuant to this Plan, and such other person shall die, the Participant may withdraw the life insurance proceeds to the extent they exceed the policy’s cash value immediately prior to such death.
2.5.9 Advance Distributions. If the Employer elects in the Adoption Agreement to permit advance distribution to a Participant or his Beneficiary after his employment has terminated or after he reaches Normal

Retirement Age but continues his employment, and before he is otherwise entitled to distribution of his Distributable Benefit but in no event earlier than a reasonable period following the Distribution Determination Date, the Trustee upon the request of the Participant or Beneficiary shall make advance distributions to him or to his Beneficiary. The aggregate of such advance distributions shall not exceed the sum of the vested and nonforfeitable interest in the Participant’s Accounts.
Short Form. Advance Distributions always permitted.
If the Employer elects in the Adoption Agreement to forfeit nonvested amounts immediately upon distribution of the Employee’s entire vested Account balance on termination of service, an Employee who terminates service and elects to receive the value of the Employee’s vested Account balance shall forfeit the nonvested portion. If the Employee elects to receive a distribution of less than the entire vested portion of the Account balance derived from Employer Contributions, the part of the nonvested portion that is treated as a Forfeiture is the total nonvested portion multiplied by a fraction, the numerator of which is the amount of the distribution attributable to Employer contributions and the denominator of which is the total value of the vested Employer derived Account balance.
Except as provided in the preceding paragraph, if a Participant receives a distribution that reduces the balance in his Employer Account when he has less than a one hundred percent (100%) vested and nonforfeitable interest in the Account, the amount, if any, of the Participant’s vested and nonforfeitable interest in the undistributed balance of said Account at any relevant time shall not be less than an amount (“X”) determined by the formula: X = P (AB + (R x D)) — (R x D). For purposes of applying the formula: P is the vested percentage at the relevant time; AB is the Account balance at the relevant time; D is the amount of the distribution; and R is the ratio of the Account balance at the relevant time to the Account balance after distribution.
2.5.10 Hardship Distributions of Elective Deferrals. If the Plan is designated in the Adoption Agreement as a Cash or Deferred Profit Sharing Plan and the Employer elects in the Adoption Agreement to permit Hardship distributions of Elective Deferrals, a Participant may request a distribution from the Plan as a result of immediate and heavy financial needs of the Participant to the extent that the distribution is necessary to satisfy such financial needs. The availability of Hardship distributions to Participants is limited to Participants who have not terminated employment.
Short Form. Standardized Adoption Agreement. Hardship Distributions are not permitted.
Hardship distributions are subject to the spousal consent requirements contained in Code sections 401(a)(11) and 417 unless the Plan meets the exception of Subsection 2.5.7(k). The Plan Administrator shall determine whether a Participant has an immediate and heavy financial need. A distribution shall be deemed to be made on account of an immediate and heavy financial need if the distribution is due to:
(a)	Deductible medical expenses described in Code section 213(d) incurred or necessary for medical care of the Participant, his spouse or dependents;

(b)	Purchase (excluding mortgage payments) of a principal residence for the Participant;

(c)	Cost of tuition and related educational fees for the next twelve (12) months of post-secondary education for the Participant, his spouse, children or dependents; or

(d)	The need to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant’s principal residence.

(e)	Payments for funeral or burial expenses for the Participant’s deceased parent, spouse, child or dependent. (For Plan Years beginning after 2005.)

(f)	Expenses to repair damage to the Participant’s principal residence that would qualify for a casualty loss deduction under Code section 165 (determined without regard to whether the loss exceeds 10 percent of adjusted gross income). (For Plan Years beginning after 2005.)

A distribution shall be considered as necessary to satisfy an immediate and heavy financial need of the Participant only if:
(g)	The Participant has obtained all distributions, other than Hardship distributions, and all nontaxable loans under all plans maintained by the Employer;

(h)	All plans maintained by the Employer provide that the Participant’s Elective Deferrals and Employee contributions shall be suspended for six (6) months after the receipt of the Hardship distribution; and

(i)	The distribution is not in excess of the amount of an immediate and heavy financial need (including amounts necessary to pay any federal, state, or local income taxes or penalties reasonably anticipated to result from the distribution).
2.5.11 Distributions in the Event of Incapacity In the sole judgment of the Plan Administrator, if any Beneficiary entitled to benefits under the Plan is not capable of managing the benefit about to be distributed, such distribution may be made to legal representative of that Beneficiary, or in the case of a minor Beneficiary, the guardian or person in loco parentis to the minor Beneficiary recognized under state law. The Plan Administrator may require an order of a court of competent jurisdiction before making such distribution.
If any person entitled to benefits is declared legally incapacitated by a court of proper jurisdiction, then the Plan Administrator shall direct the Trustee to make payments to the legal guardian or legal representative of the person or his estate.
2.5.12 In Service Distributions.
(a)	Cash or Deferred Profit Sharing Plans. If the Plan is designated in the Adoption Agreement as a Cash or Deferred Profit Sharing Plan, the Employer may elect to permit distributions of Elective Deferrals, Qualified Non-Elective Contributions, Qualified Matching Contributions, and ADP Test Safe Harbor Contributions to a Participant after attaining age fifty-nine and one-half (59 1/2) but prior to his termination of employment. A Participant shall be entitled to receive a distribution of all or a part of these Accounts upon filing a written request with the Plan Administrator; provided, that no distribution shall be made unless the balance in the Account to be distributed has accumulated for at least two (2) years or the individual has been a Participant for five (5) or more Plan Years or on account of Hardship unless otherwise elected in the Adoption Agreement; and, the distribution of Elective Deferrals, Qualified Non-Elective Contributions, Matching Contributions (to the extent used in the ADP Test), Qualified Matching Contributions and ADP Test Safe Harbor Contributions must satisfy the limitations imposed by Section 2.7.8. In Service distributions due to Hardship must meet the Hardship requirements of Section 2.5.10.
The Adoption Agreement may provide that In Service distributions are available before age fifty-nine and one-half (59 1/2) for Accounts other than Elective Deferrals, Qualified Non-Elective Contributions, Qualified Matching Contributions, Matching Contributions that are used to pass the ADP test, and ADP Test Safe Harbor Contributions. In Service distributions from the Profit Sharing portion of a Cash or Deferred Profit Sharing Plan shall be governed by Subsection (b) below.
Short Form. In Service distributions are always available to Participants that are fully vested provided the balance in the Account to be distributed has accumulated for at least two (2) years or the individual has been a Participant for five (5) or more Plan Years or on account of Hardship. Elective Deferrals, Qualified Non-Elective Contributions, Qualified Matching Contributions, Matching Contributions that are used to pass the ADP test, and ADP Test Safe Harbor Contributions may not be a part of any In Service distribution prior to a Participant attaining age 59 1/2.
(b)	Profit Sharing Plans. If the Plan is designated in the Adoption Agreement as a Profit Sharing Plan, (including the Profit Sharing portion of a Cash or Deferred Profit Sharing Plan), the Employer may elect in the Adoption Agreement to permit distributions to a Participant prior to his termination of employment. A Participant shall be entitled to receive a distribution of all or part of his interest in the Plan upon filing a written request with the Plan Administrator; provided, that no distribution shall be made unless the amount to be distributed to the Participant is fully vested and nonforfeitable (unless otherwise elected in the Adoption Agreement) and has accumulated for at least two (2) years or the individual has been a Participant for five (5) or more Plan Years, or on account of Hardship; provided, further that In Service distributions on account of Hardship shall be subject to the restrictions of Section 2.5.10. In Service distributions are subject to the spousal consent requirements contained in Code sections 401(a)(11) and 417 unless the Plan meets the exception of Section 2.5.7(k).
Short Form. In Service distributions are always available to Participants that are fully vested provided the balance in the Account to be distributed has accumulated for at least two (2) years or the individual has been a Participant for five (5) or more Plan Years or on account of Hardship.
(c)	Money Purchase and Target Benefit Plans. The Employer may elect in the Adoption Agreement to permit In Service distributions upon a Participant reaching his Normal Retirement Date.
Short Form. In Service distributions are always permitted upon a Participant reaching his Normal Retirement Date.
(d)	All Plans. The Employer may elect in the Adoption Agreement to permit In Service distributions at the election of the Participant for amounts held in a Rollover Account, in a Deductible Voluntary Account, or in a Voluntary Account regardless of age or periods of participation.
Short Form. In Service distributions are always permitted at the election of the Participant for amounts held in a Rollover Account, in a Deductible Voluntary Account, or in a Voluntary Account regardless of age or periods of participation.
(e)	Spousal Consent. In Service distributions are subject to the spousal consent requirements contained in Code sections 401(a)(11) and 417 unless the Plan meets the exception of Subsection 2.5.7(k).
2.5.13 Right to Direct on Behalf of a Participant or Beneficiary. In the sole judgment of the Plan Administrator, if any Participant or Beneficiary entitled to benefits is not capable of managing his benefits under the Plan, any election that may be made by a Participant or Beneficiary may be made by the legal representative of such individual, or in the case of a minor Beneficiary, the guardian or person in loco parentis to the minor Beneficiary recognized under state law.
If the Plan Administrator, in his sole discretion is not satisfied with the power of a legal representative to act on behalf of a Participant or Beneficiary the Plan Administrator may require an order of a court of competent jurisdiction.

ARTICLE VI
CONTINGENT TOP HEAVY PROVISIONS
2.6.1 Top-Heavy Requirements. If the Plan becomes a Top-Heavy Plan during any Plan Year, the following provisions shall supersede any conflicting provisions in the Plan or Adoption Agreement and apply for such Plan Year:
(a)	Except as otherwise provided below, the Employer contributions and Forfeitures allocated on behalf of any Participant who is not a Key Employee shall not be less than the lesser of three percent of such Participant’s Compensation as defined in Section 2.6.2(b), or in the case where the Employer has no defined benefit plan that designates this Plan to satisfy Code section 401, the largest percentage of Employer Contributions and Forfeitures (not including Catch-up Contributions), as a percentage of the Key Employee’s Compensation as defined in Section 2.6.2(b), and limited by Code section 401(a)(17), allocated on behalf of any Key Employee for that year. The Minimum Top-Heavy Allocation is determined without regard to any Social Security contribution. This Minimum Top-Heavy Allocation shall be made even though, under other Plan provisions, the Participant would not otherwise be entitled to receive an allocation, or would have received a lesser allocation for the year because of (i) the Participant’s failure to complete one thousand (1,000) Hours of Service (or any equivalent provided in the Plan), or (ii) the Participant’s failure to make mandatory Employee contributions to the Plan, or (iii) compensation less than a stated amount. The Employer may elect in the Adoption Agreement to have this provision provide Key Employees with the Top-Heavy minimum benefit.
Elective Deferrals (and, for Plan Years beginning before 2002, Matching Contributions) may not be used to satisfy the Minimum Top-Heavy Allocation.
For purposes of computing the Minimum Top-Heavy Allocation, Compensation shall mean a Participant’s Compensation as defined in the Adoption Agreement.
Short Form Standardized Adoption Agreement. A Participant’s Compensation shall be equal to total compensation that is actually paid to the Participant by the Employer during the Plan Year and includes all information required to be reported under Code sections 6041, 6051, and 6052 (wages, tips, and other compensation as reported on Form W-2). Compensation includes wages, (within the meaning of Code section 3401(a)) and all other payments of compensation to an Employee by the Employer (in the course of the Employer’s trade or business) for which the Employer is required to furnish the Employee a written statement under Code sections 6041(d), 6051(a)(3), and 6052. Such compensation must be determined without regard to any rules under Code section 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Code section 3401(a)(2)). In the case of a Self-Employed Individual, Compensation means Earned Income during such period. Compensation for a Participant’s initial year of participation shall be Compensation from the Participant’s Entry Date.
The Minimum Top-Heavy Allocation provided above shall not apply to any Participant who was not employed by the Employer on the last day of the Plan Year.
If so elected in the Adoption Agreement, the Minimum Top-Heavy Allocation provided above shall not apply to any Participant who is in a unit of Employees covered by a collective bargaining agreement between the Employer and Employee representatives, provided benefits were the subject of good faith bargaining and two percent or less of the Employees of the Employer who are covered pursuant to that agreement are professionals as defined in Treasury Regulations section 1.410(b)-9(g).
Short Form. Employees described in the preceding paragraph shall not receive a Minimum Top-Heavy Allocation under the provisions of this Plan.

The Minimum Top-Heavy Allocation provided above shall not apply to any Participant to the extent the Participant is covered under any other plan or plans of the Employer and the Employer has provided in the Adoption Agreement that the Minimum Top-Heavy Allocation or benefit requirement applicable to Top-Heavy plans will be met in the other plan or plans.
Short Form. Any Top-Heavy Minimum Allocation required under the provisions of this Plan shall be made to this Plan.
(b)	The vested and nonforfeitable interest of each Participant shall be equal to the percentage determined under the vesting schedule specified in the Adoption Agreement if the Plan becomes a Top-Heavy Plan, or if no vesting schedule is specified, the percentage determined under the following schedule:

Years of Vesting
Service	Percentage
Less than 2	0%
2	20%
3	40%
4	60%
5	80%
6	or more 100%
The Top-Heavy minimum vesting schedule applies to all benefits within the meaning of Code section 411(a)(7), except those attributable to Employee Contributions, including benefits accrued before the effective date of Code section 416 and benefits accrued before the Plan becomes Top-Heavy.
No decrease in a Participant’s nonforfeitable percentage may occur in the event the Plan’s status as Top-Heavy changes for any Plan Year. Any Minimum Top-Heavy Allocation required (to the extent required to be nonforfeitable under Code section 416(b)) may not be forfeited under Code sections 411(a)(3)(B) or (D).
2.6.2 Top-Heavy Definitions. The following terms, as used in this Plan, shall have the following meaning:
(a)	“Aggregation Group”: Each qualified retirement plan of the Employer in which a Key Employee is a participant and each other qualified retirement plan of the Employer that enables any plan in which a Key Employee is a participant to meet the requirements of Code sections 401(a)(4) or 410.

(b)	“Annual Compensation”: One of the following three definitions of Compensation as defined elected in the Adoption Agreement:
(i)	Information required to be reported under sections 6041, 6051, and 6052 of the Code (wages, tips and other compensation as reported on Form W-2). Compensation is defined as wages within the meaning of section 3401(a) of the Code and all other payments of compensation to an employee by the employer (in the course of the employer’s trade or business) for which the employer is required to furnish the employee a written statement under sections 6041(d), 6051(a)(3), and 6052. Compensation must be determined without regard to any rules under section 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in section 3401(a)(2)).

(ii)	Section 3401(a) wages. Compensation is defined as wages within the meaning of section 3401(a) of the Code for the purposes of income tax withholding at the source but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in section

3401(a)(2)).

(iii)	415 safe-harbor compensation. Compensation is defined as wages, salaries, and fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer maintaining the Plan to the extent that the amounts are includable in gross income (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements or other expense allowances under a nonaccountable plan (as described in Treasury Regulation 1.62-2(c)), and excluding the following:
(1)	Employer contributions to a plan of deferred compensation which are not includible in the Employee’s gross income for the taxable year in which contributed, or Employer contributions under a simplified employee pension plan, or any distributions from a plan of deferred compensation;

(2)	Amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by the employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

(3)	Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

(4)	other amounts which received special tax benefits, or contributions made by the employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in § 403(b) of the Internal Revenue Code (whether or not the contributions are actually excludable from the gross income of the employee).
For any Self-Employed Individual, Compensation will mean earned income.
For purposes of applying the limitations of this Article, Compensation paid or made available during such limitation year shall include any Elective Deferral (as defined in Section 402(g)(3) of the Code), and any amount which is contributed or deferred by the Employer at the election of the Employee and which is not includible in the gross income of the Employee by reason of sections 125, 132(f)(4) or 457 of the Code.
If elected by the Employer in the Adoption Agreement, amounts under section 125 of the Code include any amounts not available to a Participant in cash in lieu of group health coverage because the Participant is unable to certify that he or she has other health coverage (deemed section 125 Compensation). An amount will be treated as an amount under section 125 only if the Employer does not request or collect information regarding the Participant’s other health coverage as part of the enrollment process for the health plan.
(c)	“Top-Heavy Plan”: For any Plan Year beginning after December 31, 1983, the Plan is Top-Heavy if any of the following conditions exists:
(i)	If the Top-Heavy Ratio for the Plan exceeds sixty percent (60%) and the Plan is not part of any Required Aggregation Group or Permissive Aggregation Group of plans.

(ii)	If the Plan is a part of a Required Aggregation Group of plans but not part of a Permissive Aggregation Group and the Top-Heavy Ratio for the group of plans exceeds sixty percent (60%).

(iii)	If the Plan is a part of a Required Aggregation Group and part of a Permissive Aggregation Group of plans and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds sixty percent (60%).
(d)	“Top-Heavy Ratio”:

(i)	If the Employer maintains one or more defined contribution plans (including any simplified Employee pension plan) and the Employer has not maintained any defined benefit plan that during the 1-year period ending on the Determination Date(s) has or has had accrued benefits, the Top-Heavy Ratio for this Plan alone or for the Required or Permissive Aggregation Group as appropriate is a fraction, the numerator of which is the sum of the Account balances of all Key Employees as of the Determination Date(s) (including any part of any Account balance distributed in the 1-year period ending on the Determination Date(s)) (5-year period ending on the Determination Date in the case of a distribution made for a reason other than severance from employment, death, or Disability)), and the denominator of which is the sum of all Account balances (including any part of any Account balance distributed in the 1-year period ending on the Determination Date(s) (5-year period ending on the Determination Date in the case of a distribution made for a reason other than severance from employment, death, or Disability)), both computed in accordance with Code section 416 and the regulations thereunder.
Both the numerator and denominator of the Top-Heavy Ratio are increased to reflect any contribution not actually made as of the Determination Date, but that is required to be taken into account on that date under Code section 416 and the regulations thereunder.
(ii)	If the Employer maintains one or more defined contribution plans (including any simplified Employee pension plan) and the Employer maintains or has maintained one or more defined benefit plans that during the 1-year period ending on the Determination Date(s) has or has had any accrued benefits, the Top-Heavy Ratio for any Required or Permissive Aggregation Group as appropriate is a fraction, the numerator of which is the sum of Account balances under the aggregated defined contribution plan or plans for all Key Employees, determined in accordance with (i) above, and the present value of accrued benefits under the aggregated defined benefit plan or plans for all Key Employees as of the Determination Date(s), and the denominator of which is the sum of the Account balances under the aggregated defined contribution plan or plans for all Participants, determined in accordance with (i) above, and the present value of accrued benefits under the defined benefit plan or plans for all Participants as of the Determination Date(s), all determined in accordance with Code section 416 and the regulations thereunder. The accrued benefits under a defined benefit plan in both the numerator and denominator of the Top-Heavy Ratio are increased for any distribution of an accrued benefit made in the 1-year period ending on the Determination Date (five-year period ending on the Determination Date in the case of a distribution made for a reason other than severance from employment, death or Disability.

(iii)	For purposes of (i) and (ii) above, the value of Account balances and the present value of accrued benefits will be determined as of the most recent valuation date that falls within or ends with the 12-month period ending on the Determination Date, except as provided in Code section 416 and the regulations thereunder for the first and second Plan Years of a defined benefit plan. The Account balances and accrued benefits of a Participant: (1) who is not a Key Employee but was a Key Employee in a prior year, or (2) who has not been credited with at least one (1) Hour of Service with any Employer maintaining the Plan at any time during the 1-year period ending on the Determination Date will be disregarded. The calculation of the Top-Heavy Ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with Code section 416 and the regulations thereunder. Deductible Employee contributions will not be taken into account for purposes of computing the Top-Heavy Ratio, however Catch-up Contributions will be taken into account. When aggregating plans, the value of Account balances and accrued benefits will be calculated with reference to the Determination Dates that fall within the same calendar year.
The accrued benefit of a Participant other than a Key Employee shall be determined under: (a) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Employer, or (b) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Code section 411(b)(1)(C).

(e)	“Permissive Aggregation Group”: The Required Aggregation Group of plans plus any other plan or plans of the Employer that, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Code sections 401(a)(4) and 410.

(f)	“Required Aggregation Group”:
(i)	Each qualified plan of the Employer in which at least one Key Employee participates or participated at any time during the Plan Year containing the Determination Date (regardless of whether the plan has terminated).

(ii)	Any other qualified plan of the Employer that enables a plan described in (i) to meet the requirements of Code sections 401(a)(4) or 410.
(g)	“Determination Date”: For any Plan Year subsequent to the first Plan Year, the last day of the preceding Plan Year. For the first Plan Year of the Plan, the last day of that year.

(h)	“Valuation Date”: The date elected by the Employer in the Adoption Agreement as of which account balances or accrued benefits are valued for purposes of calculating the Top-Heavy Ratio.

Short Form. The Valuation Date shall be the last day of the prior Plan Year.

(i)	“Present Value”: Present value shall be based only on the interest and mortality rates specified in the Adoption Agreement.

Short Form. Top-Heavy Assumptions. (This provision shall apply if the Employer also has a Defined Benefit Plan.) The interest rate used to establish the present value of accrued benefits in order to calculate the Top-Heavy Ratio under Code section 416 shall be the Applicable Interest Rate defined in section 417(e) of the Code and the mortality table used shall be the Applicable Mortality Table defined in section 417(e) of the Code.

ARTICLE VII
SPECIAL CODA LIMITATIONS
2.7.1 Limitation on Deferral Percentage for Highly Compensated Employees.
(a)	Prior Year Testing. The Employer may elect in the Adoption Agreement to use the current year ADP for all eligible Highly Compensated Employees must not exceed the greater of the prior year’s ADP for all Participants who were Non-Highly Compensated Employees in such year multiplied by:
(1)	One and twenty-five one-hundredths (1.25); or

(2)	Two (2.0), but in no event more than two (2) percentage points greater than the prior Plan Year ADP of such Non-Highly Compensated Employees.
The Employer may switch from Prior Year Testing to Current Year testing for any Plan Year.
For the first Plan Year that the Plan permits any Participant to make Elective Deferrals and this is not a successor plan, the ADP of Non-Highly Compensated Employees for the prior Plan Year shall be deemed to be three percent (3%) or, at the Employer’s election, the test shall use actual data for the first Plan Year to determine the ADP of eligible Non-Highly Compensated Employees.
(b)	Current Year Testing. The Employer may elect in the Adoption Agreement to use the current Plan Year ADP for all eligible Non-Highly Compensated Employees rather than the ADP for the prior Plan Year. Once the Employer has made this election, it may change to Prior Year Testing only if the Plan meets the requirements of Treasury Regulations section 1.401(k)-2(c)(1)(ii), including that:
(1)	The Plan has used Current Year Testing for each of the preceding five (5) Plan Years or, if lesser, the number of Plan Years that the Plan has been in existence; or

(2)	As a result of a merger or acquisition described in Code section 410(b)(6)(C)(i), the Employer maintains both a plan using Prior Year Testing and a plan using Current Year Testing, and the change is made within the transition period described in Code section 410(b)(6)(C)(ii).

Short Form. The testing method selected must be used for both the Actual Deferral Percentage Test and the Actual Contribution Percentage Test;
(c)	Other Rules. For purposes hereof, the ADP for a Plan Year for all Highly Compensated Employees and the ADP for all Non-Highly Compensated Employees are the averages of the ratios, calculated separately for each Participant in the respective group, of the amount of Elective Deferrals (other than Catch-up Contributions), Qualified Non-Elective Contributions, and those applicable Qualified Matching Contributions paid under the Plan on behalf of each such Participant for such Plan Year (including Excess Elective Deferrals of Highly Compensated Employees), to the Participant’s compensation for such Plan Year, but excluding Elective Deferrals that are taken into account in the Actual Contribution Percentage test (provided the ADP test is satisfied both with and without exclusion of those Elective Deferrals). An ADP shall be rounded to the nearest hundredth of a percentage point. An Employee who would be a Participant but for the failure to have Elective Deferrals made on his behalf shall be treated as a Participant on whose behalf no Elective Deferrals are made. For purposes of the ADP test compensation may be compensation for the entire Plan Year whether or not the Participant was a Participant for the entire Plan Year or compensation from a Participant’s Plan Entry Date determined each year by the Plan Administrator and applied to all eligible Participants in a uniform and non-discriminatory manner.
Short Form. The Employer may make Qualified Non-Elective Contributions at its discretion on behalf of Participants that are not Highly Compensated Employees that are eligible to make Elective Deferrals to the extent necessary to satisfy the ADP or ACP test beginning with the lowest paid Non-Highly Compensated Employees. Use of Qualified Non-Elective Contributions in the ADP or ACP test requires that you comply with Reg. 1.401(k)-2(a)(6)(iv) or Reg. 1.401(m)-2(a)(6)(v), respectively, that require the Qualified Non-Elective Contribution be no greater than of 5% of a Participant’s compensation or no more than twice a “representative contribution rate” determined by analyzing the Qualified Non-Elective Contributions provided to all Non-Highly Compensated Employees.
Short Form. For purposes of the ADP test, the amount of Qualified Non-Elective Contributions and Qualified Matching Contributions taken into account shall be only those contributions that are needed to pass the ADP test.
For purposes of determining the ADP test, Elective Deferrals (other than Catch-up Contributions), Qualified Non-Elective Contributions, and Qualified Matching Contributions must be made before the last day of the twelve (12) month period immediately following the Plan Year to which the contributions relate.
Pursuant to Code section 410(b)(4)(B), the Employer may elect to treat that portion of the Plan that benefits only Participants who satisfy age and service conditions under the Plan that are lower than the greatest minimum age and service conditions permitted under Code section 410(a) (“Otherwise Excludable Employees”) and that portion of the Plan that benefits Participants that meet the greatest minimum age and service conditions permitted under Code section 410(a) (“Not Otherwise Excludable Employees”) as two (2) separate plans for purposes of Code section 401(k), and the ADP test need not be satisfied with respect to both plans in order for one of the plans to pass the ADP test. An Employee’s membership in the class of Otherwise Excludible Employees shall be determined using either the Plan’s Entry Date provision or the earlier of the first day of the next Plan Year of 6 months after completing the greatest minimum age and service conditions of Code section 410(a) as determined each year by the Plan Administrator.”
The determination and treatment of the ADP amounts of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.
2.7.2 Limitation on Matching Contributions.
(a)	Prior Year Testing. The Employer may elect in the Adoption Agreement to use the current year ACP for eligible Highly Compensated Employees must not exceed the greater of the prior year’s ACP for all Participants who were Non-Highly Compensated Employees in such year multiplied by:
(1)	One and twenty-five one-hundredths (1.25); or

(2)	Two (2.0), but in no event more than two (2) percentage points greater than the prior Plan Year ACP of such Non-Highly Compensated Employees.
The Employer may switch from Prior Year Testing to Current Year Testing for any Plan Year.
For the first Plan Year that the Plan permits any Participant to make Elective Deferrals and this is not a successor plan, the ACP of Non-Highly Compensated Employees for the prior Plan Year shall be deemed to be three percent (3%) or, at the Employer’s election, the test shall use actual data of the first Plan Year to determine the ACP for eligible Non-Highly Compensated Employees.

(b)	Current Year Testing. The Employer may elect in the Adoption Agreement to use the current Plan Year ACP for all eligible Non-Highly Compensated Employees rather than the ADP of the prior Plan Year. Once the Employer has made this election, it may change to Prior Year Testing only if the Plan meets the requirements of Treasury Regulations sections 1.401(m)-2(c)(1) and 1.401(k)-2(c)(1)(ii), including that:
(1)	The Plan has used Current Year Testing for each of the preceding five (5) Plan Years or, if lesser, the number of Plan Years that the Plan has been in existence; or

(2)	As a result of a merger or acquisition described in Code section 410(b)(6)(C)(i), the Employer maintains both a plan using Prior Year Testing and a plan using Current Year Testing, and the change is made within the transition period described in Code section 410(b)(6)(C)(ii).
Short Form. The testing method selected must be used for both the Actual Deferral Percentage Test and the Actual Contribution Percentage Test;
(c)	Other Rules. For purposes hereof, the ACP for a Plan Year for all Highly Compensated Employees and the ACP for all Non-Highly Compensated Employees are the averages of the ratios, calculated separately for each Participant in the respective group, of the amount of Matching Contributions and any Voluntary Employee Contributions paid under the Plan on behalf of each such Participant for such Plan Year, to the Participant’s compensation for such Plan Year. In the case of Highly Compensated Employees, such contribution percentage amounts shall include Forfeitures of Excess Aggregate Contributions or Matching Contributions allocated to the Participant’s Accounts that are taken into account in the Plan Year in which such Forfeiture is allocated. Forfeitures of Matching Contributions shall be included as contribution percentage amounts only to the extent such Forfeitures are used to reduce or supplement the Matching Contributions, as specified in the Adoption Agreement. If so elected in the Adoption Agreement, the Employer may include Qualified Non-Elective Contributions in the contribution percentage amounts. In order to be taken into account in the calculation of the ACP for a year under Current Year Testing, a Qualified Non-Elective Contribution or Qualified Matching Contribution must be allocated as of a date within the year using current data and must actually be paid to the Trust no later than the end of the 12-month period following the end of the Plan Year to which the contribution relates. The Employer may also elect to use Elective Deferrals in the contribution percentage amounts so long as the ADP test is met before the Elective Deferrals are used in the ACP test and continues to be met following the exclusion of those Elective Deferrals that are used to meet the ACP test. An ACP shall be rounded to the nearest hundredth of a percentage point. If an Elective Deferral or other contribution by an Employee is required as a condition of participation in the Plan, any Employee who would be a Participant if such Employee made such a contribution shall be treated as an eligible Participant on behalf of whom no such contributions are made. For purposes of the ACP test compensation may be compensation for the entire Plan Year whether or not the Participant was a Participant for the entire Plan Year or compensation from a Participant’s Plan Entry Date determined each year by the Plan Administrator and applied to all eligible Participants in a uniform and non-discriminatory manner.

The amount of Excess Aggregate Contributions for a Plan Year shall be determined only after first determining the Excess Contributions that are treated as Employee Contributions due to recharacterization.
Short Form. The Employer may make Qualified Matching Contributions at its discretion on behalf of Participants that are not Highly Compensated Employees that receive Matching Contributions to the extent necessary to satisfy the ADP or ACP test beginning with the lowest paid Non-Highly Compensated Employees. Qualified Matching Contributions may be used with Current Year testing method only if the contribution is made within the 12-month period following the last day of the Prior Year. Use of Qualified Matching Contributions in the ADP or ACP test requires that you comply with Reg. 1.401(k)-2(a)(6)(iv) or Reg. 1.401(m)-2(a)(6)(v), respectively, that require the Qualified Matching Contribution be no greater than of 5% of a Participant’s compensation or no more than twice a “representative contribution rate” determined by analyzing the Qualified Matching Contributions provided to all Non-Highly Compensated Employees.

Short Form. For purposes of the ADP test, the amount of Qualified Matching Contributions and Qualified Non-Elective Contributions taken into account shall be only those contributions that are needed to pass the ACP test.
Pursuant to Code section 410(b)(4)(B), the Employer may elect to treat that portion of the Plan that benefits only Participants who satisfy age and service conditions under the Plan that are lower than the greatest minimum age and service conditions permitted under Code section 410(a) (“Otherwise Excludable Employees”) and that portion of the Plan that benefits Participants that meet the greatest minimum age and service conditions permitted under Code section 410(a) (“Not Otherwise Excludable Employees”) as two (2) separate plans for purposes of Code section 401(m), and the ACP test need not be satisfied with respect to both plans in order for one of the plans to pass the ACP test. An Employee’s membership in the class of Otherwise Excludible Employees shall be determined using either the Plan’s Entry Date provision or the earlier of the first day of the next Plan Year of 6 months after completing the greatest minimum age and service conditions of Code section 410(a) as determined each year by the Plan Administrator.”
Employee contributions are considered to have been made in the Plan Year in which contributed to the Trust. Matching Contributions, Voluntary Employee Contributions, Qualified Non-Elective Contributions, and Qualified Matching Contributions shall be considered made for a Plan Year if made no later than the end of the twelve-month period beginning on the day after the close of the Plan Year.
The Employer shall maintain records sufficient to demonstrate satisfaction of the ACP test and the amount of Qualified Non-Elective Contributions and Qualified Matching Contributions used in such test.
The determination and treatment of the contribution percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.
2.7.3 Multiple Plan Limitations For ADP and ACP Testing.
(a)	No Participant shall be permitted to have Elective Deferrals made under this Plan, or any other qualified plan maintained by the Employer, during any taxable year, in excess of the dollar limitation contained in Code section 402(g)(1) in effect at the beginning of such taxable year.

(b)	The ADP for any Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have Elective Deferrals (and Qualified Matching Contributions, and Qualified Non-Elective Contributions if treated as Elective Deferrals for purposes of the ADP test) allocated to his Accounts under two or more arrangements described in Code section 401(k) that are maintained by the Employer, shall be determined as if such Elective Deferrals and, if applicable, such Qualified Matching Contributions and Qualified Non-Elective Contributions) were made under a single arrangement. If a Highly Compensated Employee participates in two or more cash or deferred arrangements of the Employer that have different plan years, all Elective Deferrals made during the Plan Year under all such arrangements shall be aggregated. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under regulations under Code section 401(k).

(c)	In the event that this Plan satisfies the requirements of Code sections 401(k), 401(a)(4), or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such sections of the Code only if aggregated with this Plan, then this Section shall be applied by determining the ADP of Employees as if all such plans were a single plan. If more than ten percent (10%) of the Employer’s Non-Highly Compensated Employees are involved in a plan coverage change as defined in Treasury Regulations section 1.401(k)-2(c)(4), then any adjustments to the Non-Highly Compensated Employee ADP for the prior year will be made in accordance with such Regulations, unless the Employer has elected in the Adoption Agreement to use the Current Year Testing method. Plans may be aggregated in order to satisfy Code section 401(k) only if they have the same Plan Year and use the same ADP testing method.

(d)	The ACP for any Participant who is a Highly Compensated Employee and who is eligible to have contribution percentage amounts allocated to his or her Accounts under two or more plans described in

Code section 401(a), or arrangements described in Code section 401(k), that are maintained by the Employer, shall be determined as if the total of such contribution percentage amounts was made under each plan. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different plan years, all types of contributions includible in the ACP test from all such arrangements that were made during the Plan Year shall be aggregated. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under regulations under Code section 401(m).

(e)	In the event that this Plan satisfies the requirements of Code sections 401(m), 401(a)(4), or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such Code sections only if aggregated with this Plan, then Section 2.7.2 shall be applied by determining the ACP of Employees as if all such plans were a single plan. If more than ten percent (10%) of the Employer’s Non-Highly Compensated Employees are involved in a plan coverage change as defined in Treasury Regulations section 1.401(m)-2(c)(4), then any adjustments to the Non-Highly Compensated Employee ACP for the prior year will be made in accordance with such regulations, unless the Employer has elected in the Adoption Agreement to use the Current Year Testing method. Plans may be aggregated in order to satisfy Code section 401(m) only if they have the same Plan Year and use the same ACP testing method.
2.7.4 Different Testing Methods for Elective Deferrals and Matching Contributions
The Plan must use the same testing method for the ADP test under Section 2.7.1 and the ACP test under Section 2.7.2 unless the Employer prohibits the use of Elective Deferrals in the ACP test and Recharacterization of Excess Contributions and the use of Qualified Matching Contributions in the ADP test.
Short Form. The testing method selected must be used for both the Actual Deferral Percentage Test and the Actual Contribution Percentage Test;
2.7.5 Distribution of Excess Elective Deferrals. A Participant may assign to the Plan any Excess Elective Deferrals made during a taxable year of the Participant by notifying the Plan Administrator on or before March 15th of each calendar year of the amount of the Excess Elective Deferrals to be assigned to the Plan. A Participant is deemed to notify the Plan Administrator of any Excess Elective Deferrals that arise by taking into account only those Elective Deferrals made to this Plan and any other plans of the Employer.
Notwithstanding any other provision of the Plan, Excess Elective Deferrals, plus any income and minus any loss allocable thereto, shall be distributed no later than April 15th to any Participant to whose Account Excess Elective Deferrals were assigned for the preceding year and who claims Excess Elective Deferrals for such taxable year. For years beginning after 2005, distribution of Excess Elective Deferrals for a year shall be made first from the Participant’s Pre-tax Elective Account to the extent Pre-tax Elective Deferrals were made for the year, unless the Participant specifies otherwise.
Excess Elective Deferrals distributed under this Section shall be adjusted for any income or loss based on a reasonable method of computing the allocable income or loss. The method selected must be applied consistently to all Participants and used for all corrective distributions under the Plan for the Plan Year, and must be the same method that is used by the Plan for allocating income or loss to Participants’ Accounts. Income or loss allocable to the period between the end of the taxable year and the date of distribution may be disregarded in determining income or loss.
One reasonable method treats the income and loss allocable to Excess Elective Deferrals as the sum of:
(a)	Income or loss allocable to the Participant’s Elective Account for the taxable year, multiplied by a fraction, the numerator of which is such Participant’s Excess Elective Deferrals for the year and the denominator is the Participant’s Account balance attributable to Elective Deferrals without regard to any income or loss occurring during such taxable year; and

(b)	Ten percent (10%) of the amount determined under (a) multiplied by the number of whole calendar months between the end of the Participant’s taxable year and the date of the distribution, counting the month of distribution if distribution occurs after the 15th of such month.
2.7.6 Distribution of Excess Contributions. If elected by the Employer in the Adoption Agreement, if the Plan permits all Participants to make Voluntary Employee Contributions, Elective Deferrals allocated to a Highly Compensated Employee as Excess Contributions will be recharacterized as Voluntary Employee Contributions (after-tax). A Participant must or may, as elected by the Employer in the Adoption Agreement, treat Excess Contributions allocated to him or her as an amount distributed to the Participant and then contributed by the Participant to the Plan. Recharacterized amounts will remain nonforfeitable. A Highly Compensated Employee may not recharacterize an amount to the extent that such amount in combination with other Voluntary Employee Contributions made by that Employee would exceed any stated limit under the Plan on Voluntary Employee Contributions.
Recharacterization must occur no later than two and one-half (2 1/2) months after the last day of the Plan Year in which such Excess Contributions arose and is deemed to occur no earlier than the date the last Highly Compensated Employee is informed in writing of the amount recharacterized and the consequences thereof.
Short Form. Excess Contributions shall be distributed. No recharacterization permitted.
If elected in the Adoption Agreement, Excess Contributions that are not recharacterized, plus any income and minus any loss allocable thereto, shall be distributed no later than twelve (12) months after the last day of each Plan Year to Highly Compensated Employees to whose Accounts such Excess Contributions were allocated for such Plan Year, except to the extent such Excess Contributions are classified as Catch-up Contributions. For years beginning after 2005, distribution of Excess Contributions for a year shall be made first from the Participant’s Pre-tax Elective Account to the extent Pre-tax Elective Deferrals were made for the year, unless the Participant specifies otherwise.
Excess Contributions are applied to Highly Compensated Employees with the largest amounts of Elective Deferrals taken into account when calculating the ADP test for the Plan Year in which the excess arose, beginning with the Highly Compensated Employee with the largest contribution and continuing in descending order until all the Excess Contributions have been allocated. To the extent that a Highly Compensated Employee has not reached his Catch-up Contribution limit under the Plan, Excess Contributions allocated to such Highly Compensated Employee are Catch-up Contributions and will not be treated as Excess Contributions. If such excess amounts (other than Catch-up Contributions) are distributed more than two and one-half (2 1/2) months after the last day of the Plan Year in which such excess amounts arose, a ten percent (10%) excise tax will be imposed on the Employer maintaining the Plan with respect to such amounts.
Excess Contributions shall be treated as Annual Additions under Part III, Article II even if distributed to the Participant.
Excess Contributions distributed under this Section shall be adjusted for any income or loss based on a reasonable method of computing the allocable income or loss. The method selected must be applied consistently to all Participants and used for all corrective distributions under the Plan for the Plan Year, and must be the same method that is used by the Plan for allocating income or loss to Participants’ Accounts. For Plan Years beginning after 2005, income or loss allocable to the period between the end of the Plan Year and the date of distribution may not be disregarded in determining income or loss.
One reasonable method treats the income and loss allocable to Excess Contributions as the sum of:
(a)	Income or loss allocable to the Participant’s Elective Account (and, if applicable, the Qualified Non-Elective Account or the Qualified Matching Account, or both) for the Plan Year, multiplied by a fraction, the numerator of which is such Participant’s Excess Contributions for the year and the denominator is the Participant’s Account balance attributable to Elective Deferrals (and Qualified Non-Elective Contributions or Qualified Matching Contributions, or both, if any such contributions are included in the ADP test) without regard to any income or loss occurring during such Plan Year; and

(b)	Ten percent (10%) of the amount determined under (a) multiplied by the number of whole calendar months between the end of the Plan Year and the date of the distribution, counting the month of distribution if distribution occurs after the 15th of such month.
Matching Contributions attributable to Excess Contributions that have been returned shall be forfeited according to the requirements of Section 2.7.9.
Excess Contributions applied to a Participant shall be distributed from the Participant’s Elective Account and Qualified Matching Account (if applicable) in proportion to the Participant’s Elective Deferrals and Qualified Matching Contributions (to the extent used in the ADP test) for the Plan Year. Excess Contributions shall be distributed from the Participant’s Qualified Non-Elective Account only to the extent that such Excess Contributions exceed the amount of Excess Contributions in the Participant’s Elective Account and Qualified Matching Account.
2.7.7 Distribution of Excess Aggregate Contributions. Notwithstanding any other provision of this Plan, Excess Aggregate Contributions, plus any income and minus any loss allocable thereto, shall be forfeited, if forfeitable, or if not forfeitable, distributed no later than twelve (12) months after a Plan Year to Participants to whose accounts such Excess Aggregate Contributions were allocated for such Plan Year.
Excess Aggregate Contributions are applied to Highly Compensated Employees with the largest contribution percentage amounts taken into account in calculating the ACP test for the year in which the excess arose, beginning with the Highly Compensated Employee with the largest contribution percentage amount and continuing in descending order until all the Excess Aggregate Contributions have been allocated. If such Excess Aggregate Contributions are distributed more than two and one-half (2 1/2) months after the last day of the Plan Year in which such excess amounts arose, a ten percent (10%) excise tax will be imposed on the Employer maintaining the Plan with respect to those amounts.
Excess Aggregate Contributions distributed under this Section shall be adjusted for any income or loss based on a reasonable method of computing the allocable income or loss. The method selected must be applied consistently to all Participants and used for all corrective distributions under the Plan for the Plan Year, and must be the same method that is used by the Plan for allocating income or loss to Participants’ Accounts. For Plan Years beginning after 2005, income or loss allocable to the period between the end of the Plan Year and the date of distribution may not be disregarded in determining income or loss.
One reasonable method treats the income and loss allocable to the Participant’s Excess Aggregate Contributions as the sum of:
(a)	Income or loss allocable to the Participant’s Voluntary Account, Matching Account, Qualified Matching Account, (if any, and if all amounts therein are not used in the ADP test) and, if applicable, Qualified Non-Elective Contribution and Elective Deferral Accounts for the Plan Year, multiplied by a fraction, the numerator of which is such Participant’s Excess Aggregate Contributions for the year and the denominator is the balance(s) of the Participant’s Account previously described, if any such contributions are included in the ACP test without regard to any income or loss occurring during such Plan Year; and

(b)	Ten percent (10%) of the amount determined under (a) multiplied by the number of whole calendar months between the end of the Plan Year and the date of the distribution, counting the month of distribution if distribution occurs after the 15th of such month.
Forfeitures of Excess Aggregate Contributions may either be reallocated to the accounts of Participants who are not Highly Compensated Employees or applied to reduce Employer contributions, as elected by the Employer in the Adoption Agreement.
Short Form. Forfeitures of Excess Aggregate Contributions shall be applied to reduce Employer contributions.
Excess Aggregate Contributions allocated to a Participant shall be forfeited, if forfeitable, or distributed on a pro-rata basis from the Participant’s Voluntary, Matching, and Qualified Matching Accounts (and, if applicable, the Participant’s Qualified Non-Elective Account or Elective Account, or both).

2.7.8 Limitation on Distributions. Except as otherwise provided in this Article, Elective Deferrals, Qualified Non-Elective Contributions, Qualified Matching Contributions, and income allocable thereto are not distributable to a Participant or his Beneficiary in accordance with such Participant’s or Beneficiary’s election prior to severance from employment, death, or Disability. Such amounts may, however, be distributed upon:
(a)	Termination of the Plan without the establishment of another defined contribution plan, other than an employee stock ownership plan (as defined in Code sections 4975(e)(7) or 409(a)) or a simplified employee pension plan as defined in Code section 408(k), a SIMPLE IRA plan as defined in Code section 408(p), a plan or contract described in Code section 403(b) or a plan described in Code section 457(b) or (f)) at any time during the period beginning on the date of plan termination and ending twelve (12) months after all assets have been distributed from the Plan. Such a distribution must be made in a lump sum.

(b)	The attainment of age fifty-nine and one-half (59 1/2).

(c)	The Hardship of a Participant in accordance with Section 2.5.10.
All such distributions are subject to the spousal and Participant consent requirements, if applicable, contained in Code sections 401(a)(11) and 417 unless the Plan meets the exception of Subsection 2.5.7(k). In addition, distributions after March 31, 1988, that are triggered by any of the first three events enumerated above must be made in a lump sum.
2.7.9 Forfeiture of Matching Contributions. Matching Contributions shall be forfeited when:
(a)	The Elective Deferral to which the Matching Contribution or Qualified Matching Contribution relates is returned because it was determined to be Excess Deferrals (unless the Excess Deferrals are for Non-Highly Compensated Employees), Excess Contributions, or Excess Annual Additions; or

(b)	The Employee contribution to which the Matching Contribution relates is returned because it was determined to be either Excess Aggregate Contributions or Excess Annual Additions.
The requirements of this Section shall be met in whole or in part if the Matching Contribution in question is returned to the Participant as an Excess Aggregate Contribution.
Following the forfeiture of Matching Contributions pursuant to this Section, the highest rate of Matching Contribution allocated to any Highly Compensated Employee may not exceed the lowest rate of Matching Contribution allocated to any Non-Highly Compensated Employee eligible to receive an allocation of Matching Contributions under this Plan or under all plans in a mandatory or permissive aggregation group. This provision shall not apply in the case of a Non-Highly Compensated Employee whose allocation of Matching Contributions is limited by the application of Code section 415. Allocation of Forfeitures under this Section shall be governed by elections regarding the allocation of the forfeiture of Matching Contributions in the Adoption Agreement.
Short Form. The Plan Administrator shall allocate such Forfeiture in the same manner as a Matching Contribution by the Employer for the year in which said Forfeiture occurred. For each Plan Year that Forfeitures are allocated, the Plan Administrator shall designate the specific Employer Contribution or Contributions that the Forfeitures reduce or supplement.

ARTICLE VIII
SIMPLE 401(k) LIMITATIONS
Notwithstanding any provision in the Plan or Adoption Agreement to the contrary, during any year for which the Employer has elected to treat this Plan as a SIMPLE 401(k) plan under Code sections 401(k)(11) and 401(m)(10), this Article VIII and the attendant election of the Adoption Agreement or any amendment thereof shall prevail.
2.8.1 Establishing a SIMPLE 401(k) Plan. If the Employer has elected in the Adoption Agreement to have the 401(k) SIMPLE Provisions apply, then the provisions of this Article shall apply for a Year only if (a) the Employer is an Eligible Employer and (b) no contributions are made, or benefits accrued for services during the Year, on behalf of any Eligible Employee under any other plan, contract, pension, or trust described in Code section 219(g)(5)(A) or (B) maintained by the Employer. To the extent that any other provision of the Plan is inconsistent with the provisions of this Article, the provisions of this Article govern.
2.8.2 Definitions.
(a)	“Compensation” means, for purposes of Sections 2.8.2(b), 2.8.3, and 2.8.4 of this Article, the sum of the wages, tips, and other compensation from the Employer subject to federal income tax withholding (as described in Code section 6051(a)(3)) and the Employee’s salary reduction contributions made under this or any other section 401(k) plan, and, if applicable, Elective Deferrals under a section 408(p) SIMPLE IRA Plan, a SARSEP, or a section 403(b) annuity contract and compensation deferred under a section 457 plan, required to be reported by the Employer on Form W-2 (as described in Code section 6051(a)(8)). For Self-Employed Individuals, Compensation means net earnings from self-employment determined under Code section 1402(a) prior to subtracting any contributions made under this Plan on behalf of the individual. The provisions of the Plan implementing the limit on compensation under Code section 401(a)(17) apply to the Compensation under Sections 2.8.3 and 2.8.4 of this Article.

(b)	“Eligible Employer” means, with respect to any Year (as defined in Subsection 2.8.2(d) below), an employer that had no more than one hundred (100) employees who received at least five thousand dollars ($5,000) of Compensation from the Employer for the preceding Year. In applying the preceding sentence, all employees of controlled groups of corporations under Code section 414(b), all employees of trades or businesses (whether incorporated or not) under common control under Code section 414(c), all employees of affiliated service groups under Code section 414(m), and leased employees required to be treated as the Employer’s employees under Code section 414(n), are taken into account.
An Eligible Employer that elects to have the 401(k) SIMPLE Provisions apply to the Plan and that fails to be an Eligible Employer for any subsequent Year is treated as an Eligible Employer for the two (2) Years following the last Year the Employer was an Eligible Employer. If the failure is due to any acquisition, disposition, or similar transaction involving an Eligible Employer, the preceding sentence applies only if the provisions of Code section 410(b)(6)(C)(i) are satisfied.
(c)	“Eligible Employee” means, for purposes of the 401(k) SIMPLE Provisions, any Employee who is entitled to make Elective Deferrals under the terms of the Plan.

(d)	“Year” means the calendar year.
2.8.3 Salary Reduction Contributions.

(a)	Each Eligible Employee may make a salary reduction election to have his or her Compensation reduced for the Year in any amount selected by the Employee subject to the limitation in Subsection 2.8.3(b). The Employer will make a salary reduction contribution to the Plan, as an Elective Deferral, in the amount by which the Employee’s Compensation has been reduced.

(b)	The total salary reduction contribution for the Year cannot exceed ten thousand dollars ($10,000) for any Employee. To the extent permitted by law, this amount will be adjusted to reflect any annual cost-of-living increases announced by the IRS. After 2005, the ten thousand dollar ($10,000) limit will be adjusted by the Secretary of the Treasury for cost-of-living increases under Code section 408(p)(2)(E). Any such adjustments will be in multiples of five hundred dollars ($500).

(c)	The amount of a Participant’s salary reduction contributions permitted for a Year is increased for Participants aged fifty (50) or over by the end of the Year by the amount of allowable Catch-up Contributions. Allowable Catch-up Contributions are twenty-five hundred dollars ($2,500) for 2006. After 2006, the twenty-five hundred dollar ($2,500) limit will be adjusted by the Secretary of the Treasury for cost-of-living increases under Code section 414(v)(2)(C). Any such adjustments will be in multiples of five hundred dollars ($500). Catch-up Contributions are otherwise treated the same as other salary reduction contributions.
2.8.4 Other Contributions.
(a)	Matching Contributions. Each Year, the Employer will contribute a Matching Contribution to the Plan on behalf of each Employee who makes a salary reduction election under Section 2.8.3. The amount of the Matching Contribution will be equal to the Employee’s salary reduction contribution up to a limit of three percent (3%) of the Employee’s Compensation for the full Year.

(b)	Non-Elective Contribution. For any Year, instead of a Matching Contribution, the Employer may elect to contribute a Non-Elective Contribution of two percent (2%) of Compensation for the full Year for each Eligible Employee who received at least five thousand dollars ($5,000) of Compensation (or such lesser amount as elected by the Employer in the Adoption Agreement) for the Year.
2.8.5 Limitation on Other Contributions. No Employer or Employee contributions may be made to this Plan for the Year other than a salary reduction contributions described in Section 2.8.3, Matching or Non-Elective Contributions described in Section 2.8.4, and rollover contributions described in Treasury Regulations section 1.402(c)-2, Q&A-1(a).
2.8.6 Section 415 Limitations. The provisions of the Plan implementing the limitations of Code section 415 apply to contributions made pursuant to Sections 2.8.3 (other than Catch-up Contributions) and 2.8.4.
2.8.7 Election and Notice Requirements.
(a)	Election Period
(1)	In addition to any other election periods provided under the Plan, each Eligible Employee may make or modify a salary reduction election during the 60-day period immediately preceding each January 1.

(2)	For the Year an Employee becomes eligible to make salary reduction contributions under the 401(k) SIMPLE Provisions, the 60-day election period requirement of Subsection 2.8.7(a)(1) is deemed satisfied if the Employee may make or modify a salary reduction election during a 60-day period that includes either the date the Employee becomes eligible or the day before.

(3)	Each Employee may terminate a salary reduction election at any time during the Year.
(b)	Notice Requirements
(1)	The Employer will notify each Eligible Employee prior to the 60-day election period described in Subsection 2.8.7(a) that he can make a salary reduction election or modify a prior election during that period.

(2)	The notification described in Subsection 2.8.7(b)(1) will indicate whether the Employer will provide a three-percent (3%) Matching Contribution described in Subsection 2.8.4(a) or a two-percent(2%) Non-Elective Contribution described in Subsection 2.8.4(b).
2.8.8 Vesting Requirements. All benefits attributable to contributions described in Sections 2.8.3 and 2.8.4 are nonforfeitable at all times, and all previous contributions made under the Plan are nonforfeitable as of the beginning of the Year the 401(k) SIMPLE Provisions apply.
2.8.9 Top-Heavy Rules. The Plan is not treated as a Top-Heavy plan under Code section 416 for any Year for which this Article applies.
2.8.10 Nondiscrimination Tests. The ADP and ACP tests described in Sections 2.7.1 and 2.7.2 of the Plan are treated as satisfied for any Year for which this Article applies.
2.8.11 Revocation. An amendment to have the 401(k) SIMPLE Provisions no longer apply is effective the next January 1.

ARTICLE IX
SAFE HARBOR CODA PROVISIONS
2.9.1 Safe Harbor CODA Rules.
(a)	If the Employer has elected the Safe Harbor CODA option in the Adoption Agreement, this Article shall apply for the Plan Year and any provisions relating to the ADP test described in Code section 401(k)(3) or the ACP test described in Code section 401(m)(2) shall not apply.

(b)	If the Employer has not elected the Safe Harbor CODA option in the Adoption Agreement, the Employer may amend the Plan not later than thirty (30) days before the last day of the Plan Year to specify that the Safe Harbor Non-Elective Contribution method will be used for the Plan Year, provided that the Plan otherwise satisfies the ADP (and, if applicable, ACP) test safe harbor for the Plan Year (including the Notice Requirement of Subsection 2.9.1(c) below).

(c)	Notice Requirement. At least thirty (30) days, or any other reasonable period but not more than ninety (90) days, before the beginning of the Plan Year, the Employer will provide each Eligible Employee with a comprehensive notice of the Employee’s rights and obligations under the Plan, written in a manner calculated to be understood by the average Eligible Employee, as described in Code section 401(k)(12)(D) and the applicable regulations. If an Employee becomes eligible after the Employer distributes the notice for a particular Plan Year, the Employer must provide the notice no more than ninety (90) days before such Employee becomes eligible but not later than the date the Employee becomes eligible.
The Employer reserves the right to amend the Plan to make a Safe Harbor Non-Elective Contribution under Subsection 2.9.1(b) above. If the Employer wishes to exercise that right, the notice given to Eligible Employees before the beginning of the Plan Year must provide that: (i) the Plan may be amended during the Plan Year to provide that the Employer will make a Safe Harbor Non-Elective Contribution of at least three percent (3%) to the Plan for the Plan Year, and (ii) if the Plan is so amended, the Employer will give a supplemental notice to Eligible Employees thirty (30) days prior to the last day of the Plan Year informing them of such an amendment.
(d)	Election Periods. In addition to any other election periods provided under the Plan, each Eligible Employee may make or modify a deferral election during the 30-day period immediately following receipt of the notice described in Subsection 2.9.1(c) above.

(e)	Timing of Matching Contributions. The Employer may also elect in the Adoption Agreement to meet the matching contribution requirements of this Article IX either (i) with respect to the Plan Year as a whole, or (ii) separately with respect to each payroll period (or with respect to all payroll periods ending with or within each month or plan-year quarter) taken into account under the Plan for the Plan Year (the “payroll period method”). The payroll period method applies only for purposes of satisfying the ADP Safe Harbor Matching Contribution requirements of Section 2.9.3 of the Plan and the ACP Safe Harbor Matching Contribution requirements of Section 2.9.4 of the Plan, if applicable.
Short Form. Safe Harbor Matching Contributions shall be made on an annual basis.
(f)	Interaction With Other Plan Provisions. For any Plan Year in which the Plan relies on this Article instead of Subsection 2.7.2 to satisfy Code section 401(k)(3), the Plan is treated as having used Current Year Testing for purposes of Sections 2.7.1 and 2.7.2. The Plan cannot switch to Prior Year Testing under those Sections unless the Plan meets the requirements of Treasury Regulations section 1.401(k)-

2(c)(1)(ii).
Safe Harbor Matching Contributions and Safe Harbor Non-Elective Contributions are immediately nonforfeitable regardless of the age and service of the Participant, or whether the Participant is employed on a specific date.
(g)	Interaction with the Top-Heavy Rules.
(i)	If the Plan is Top-Heavy, within the meaning of Subsection 2.6.2(c), an ADP Test Safe Harbor Non-Elective Contribution provided pursuant to Subsection 2.9.3(a) can be counted toward the Plan’s Top-Heavy Minimum Contribution requirement. To the extent that the ADP Test Safe Harbor Non-Elective Contribution and other eligible Employer Contributions are less than the Plan’s Top-Heavy Minimum Contribution requirement for a particular Participant, then that Participant must receive the an additional contribution sufficient to satisfy the applicable Top-Heavy Minimum Contribution requirement. Although for purposes of the ADP Test Safe Harbor Non-Elective Contribution, the Plan can limit a Participant’s compensation to a portion of the Plan Year, the Plan must calculate the Top-Heavy Minimum Contribution using the Participant’s compensation for the entire Plan Year.

(ii)	Effective for Plan Years beginning after December 31, 2001, an ADP Test Safe Harbor Matching Contribution provided pursuant to Subsection 2.9.3(a) can be counted toward the Plan’s Top-Heavy Minimum Contribution requirement. To the extent that the ADP Test Safe Harbor Matching Contribution and other eligible Employer Contributions are less than the Plan’s Top-Heavy Minimum Contribution requirement for a particular Participant, then that Participant must receive the an additional contribution sufficient to satisfy the applicable Top-Heavy Minimum Contribution requirement.

(iii)	If the Plan receives only Elective Deferrals, including Catch-up Contributions, and contributions pursuant to this Article in a Plan Year, Code section 416(g)(4)(H) provides that the Plan will be deemed not to be Top-Heavy even if it would otherwise be considered a Top-Heavy Plan pursuant to Subsection 2.6.2(c). This rule is effective for Plan Years beginning after December 31, 2001. To meet this requirement for a particular Plan Year, no other Employer Contributions may be allocated to Participants for that Plan Year, including the allocation of any Forfeitures. In addition, all Matching Contributions must satisfy the requirements of Code section 401(m)(11).
(h)	This Article Governs. To the extent that any other provision of the Plan is inconsistent with the provisions of this Article, the provisions of this Article shall govern.
2.9.2 Definitions.
(a)	“Compensation” is defined in Part I, Article II, except, for purposes of this Article, no dollar limit, other than the limit imposed by Code section 401(a)(17), applies to the Compensation of a Non-Highly Compensated Employee. However, solely for purposes of determining the Compensation subject to a Participant’s deferral election, the Employer may use an alternative definition to the one described in the preceding sentence, provided such alternative definition is a reasonable definition within the meaning of Treasury Regulations section 1.414(s)-1(d)(2) and permits each Participant to elect sufficient Elective Deferrals to receive the maximum amount of Matching Contributions (determined using the definition of Compensation described in the preceding sentence) available to the Participant under the Plan.

(b)	“Eligible Employee” means an Employee eligible to make Elective Deferrals under the Plan for any part of the Plan Year or who would be eligible to make Elective Deferrals but for a suspension due to a Hardship distribution described in Section 2.5.10 or to statutory limitations, such as Code sections 402(g) and 415. The Employer may elect in the Adoption Agreement to exclude Participants from the ADP Safe

Harbor or ACP Safe Harbor portion of the Plan who have not completed a Year of Service since their original Employment Commencement Date, or have not yet reached age 21, and are not employed on the earlier of the first day of the next Plan Year after meeting the preceding requirements or 6 months after meeting the preceding requirements.
2.9.3 ADP Test Safe Harbor Contributions.
(a)	ADP Test Safe Harbor Contributions
(1)	Unless the Employer elects in the Adoption Agreement to make Enhanced Matching Contributions or Safe Harbor Non-Elective Contributions, the Employer will contribute for the Plan Year a Safe Harbor Matching Contribution to the Plan on behalf of each Eligible Employee equal to (i) one hundred percent (100%) of the amount of the Employee’s Elective Deferrals that do not exceed three percent (3%) of the Employee’s Compensation for the Plan Year, plus (ii) fifty percent (50%) of the amount of the Employee’s Elective Deferrals that exceed three percent (3%) of the Employee’s Compensation but that do not exceed five percent (5%) of the Employee’s Compensation (“Basic Matching Contributions”).

(2)	Notwithstanding the requirement in (a) above that the Employer make ADP Test Safe Harbor Contributions to this Plan, a Non-Standardized Plan may provide in the Adoption Agreement that ADP Test Safe Harbor Contributions will be made to the defined contribution plan indicated in the Adoption Agreement (Not available in Short Form Adoption Agreements). However, such contributions will be made to this Plan unless (i) each Employee eligible under this Plan is also eligible under the other plan and (ii) the other plan has the same plan year as this Plan.

(3)	The Participant’s Account balance derived from ADP Test Safe Harbor Contributions is nonforfeitable and may not be distributed earlier than separation from service, death, Disability, an event described in Code section 401(k)(10), or, in the case of a profit sharing plan, the attainment of age fifty-nine and one-half (59 1/2). In addition, such contributions must satisfy the ADP Test Safe Harbor without regard to permitted disparity under Code section 401(l).
(b)	If the Plan is making Matching Contributions under Subsection (a), the Plan may be amended to reduce or eliminate such Contributions by complying with the requirements of Treasury Regulations section 1.401(m)-3(h).
2.9.4 ACP Test Safe Harbor Matching Contributions.
(a)	In addition to the ADP Test Safe Harbor Contributions described in Subsection 2.9.3(a) of this Article, the Employer will make the ACP Test Safe Harbor Matching Contributions, if any, indicated in the Adoption Agreement for the Plan Year.
(b)	ACP Test Safe Harbor Matching Contributions will be vested as indicated in the Adoption Agreement, but, in any event, such contributions shall be fully vested at Normal Retirement Age, upon the complete or partial termination of the Plan, or upon the complete discontinuance of Employer Contributions. Forfeitures of nonvested ACP Test Safe Harbor Matching Contributions will be used to reduce the Employer’s Contribution.

PART III
ARTICLE I
ACCOUNTING
3.1.1 Accounts. All income, profits, recoveries, contributions, and any and all moneys, securities, and properties of any kind at any time received or held by the Trustee shall be held as a commingled Trust Fund, except to the extent such assets are transferred to a Segregated Fund or Controlled Account. For accounting purposes, the Plan Administrator shall, as necessary, establish and maintain the following Accounts for each Participant:
(a)	Employer Account

(b)	Controlled Account

(c)	Elective Account

(d)	Matching Account

(e)	Qualified Matching Account

(f)	Qualified Non-Elective Account

(g)	Voluntary Account

(h)	Deductible Voluntary Account

(i)	Pre-tax Elective Account

(j)	Roth Deferral Account

(k)	Deemed IRA Account

(l)	Pre-tax IRA Account

(m)	Roth IRA Account

(n)	Rollover Account

(o)	ADP Test Safe Harbor Account

(p)	ACP Test Safe Harbor Account

(q)	Segregated Account
If, to fulfill any purposes of the Plan, assets are either deposited initially or transferred to a Segregated Fund for the benefit of a Participant, the Plan Administrator shall establish and maintain a Segregated Account for the Participant. If a Participant elects to exercise investment control over all or a portion of his Accounts, the Plan Administrator shall establish and maintain a Controlled Account for the Participant.
3.1.2 Valuation Adjustments.

(a)	As of each Valuation Date, the following adjustments shall be made to each Participant’s Accounts in a manner consistent with the Plan’s recordkeeping system:
(1)	Distributions. Any distribution made to or on behalf of a Participant since the last preceding Valuation Date shall be deducted from the Participant’s Account from which the distribution was made.

(2)	Expenses. Expenses earmarked for an individual Participant, if any, shall reduce his Account balance.

(3)	Contributions. Each Participant’s Account shall be increased by his portion of any Employer Contributions, Non-Elective Contributions, other contributions to the Plan by the Employer, Elective Deferrals, any allocated Forfeitures, and any other contributions made on behalf of the Participant.

(4)	Forfeitures. If a Participant terminates service with the Employer, is less than one hundred percent (100%) vested, and forfeits the non-vested portion of his Account, then his Account and the amount available for distribution shall be reduced by the amount of such Forfeiture. To the extent that the Plan provides additional allocations from Forfeitures, the Accounts of those eligible for such an allocation will increase.

(5)	Adjustment to Fair Market Value. The Trustee shall appraise all moneys, securities, and other property in the Trust Fund, including Segregated Funds and Controlled Accounts but excluding Life Insurance Policies, at the then fair market value for each asset. In determining such value, all income and contributions, if any, received by the Trustee from the Employer or Participants shall be included and all expenses shall be deducted, such amounts being determined under the accounting method of the Trust. If the total net value so determined by the Trustee exceeds (or is less than) the total amount in the respective Accounts of all Participants, the excess (or deficiency) shall be added to (or deducted from) the respective Accounts of all Participants in the ratio that each such Participant’s Account bears to the total amount in all such Accounts.

(6)	Insurance. If this Plan is funded by individual contracts that provide a Participant’s benefit under the Plan, such individual contracts shall constitute the Participant’s Account balance. If this Plan is funded by group annuity contracts or group insurance contracts, premiums or other consideration received by the insurance company must be allocated to Participants’ Accounts under the Plan. Payments made since the last preceding Valuation Date for Life Insurance Policies on the life of a Participant or someone in whom the Participant has an insurable interest (including without limitation payments of premiums and interest on policy loans) shall be deducted from the Account of the Participant from which the payment was made. Dividends or credits received since the last preceding Valuation Date on any Life Insurance Policy shall be added to the Account of the Participant from which the premiums for such Life Insurance Policy have been paid.

(7)	Loans. The issuance of a loan to a Participant reduces the Account from which it is issued and increases the Participant’s outstanding loan obligation. Loan repayments, including principal and interest, shall increase the Account to which the repayment is made and decrease the outstanding loan obligation.

(8)	Transfers To or From Segregated Funds. To the extent that funds are transferred to a Segregated Fund from the general assets of the Trust or from a Segregated Fund to the general assets of the Trust pursuant to any of the provisions of the Plan, the Account from which the funds were transferred shall be decreased and the Account to which the funds were transferred shall be increased for each affected Participant.
(b)	Every adjustment made pursuant to this Section shall be considered as having been made no later than the applicable Valuation Date pursuant to policies established by the Trustee in a nondiscriminatory manner. The Trustee’s determination regarding the valuation of assets and charges or credits to the individual Accounts of the respective Participants shall be conclusive and binding on all persons. If funds are transferred from the Trust Fund to a Segregated Fund as of any date other than a Valuation Date pursuant to the terms of the Plan, the adjustment made pursuant to this Section shall be made as of the date such transfer was made, as if such date is a Valuation Date. If any Participant receives a distribution pursuant to the terms of the Plan as of any date other than a Valuation Date, then the adjustments made pursuant to this Section shall be made in the manner specified in the Adoption Agreement.

Short Form. Adjustments for distributions made between Valuation Dates shall not be made. Distributions will be valued as of the preceding Valuation Date.
3.1.3 Allocation of Earnings, Gains, and Losses. As of each Valuation Date, the net income of the Trust Fund recognized since the prior Valuation Date will be allocated among Participant Accounts in a nondiscriminatory manner according to policies established by the Trustee. Net income is the interest, dividends, net gains or losses from the sale of investments, and unrealized appreciation (depreciation) in Trust Fund assets, less investment expenses of the Trust Fund. The portion of a Participant’s Account held in a Controlled Account shall not participate in the allocation of earnings of this Section, but instead shall be credited with the actual earnings of such Controlled Account. In the event that the Participant’s Accounts (or portion thereof) are invested in assets that are valued on a daily basis, his Account shall reflect the daily activity of such assets and the method of allocating earnings described above shall not apply.
Short Form. Earnings will be credited solely as of the immediately preceding Valuation Date to Participants who receive distributions on any date other than a Valuation Date.
3.1.4 Interim Valuations. It is contemplated that the Trust Fund will be valued by the Trustee and allocations made only on a Valuation Date. At any time that the Plan’s valuations are not performed on a daily basis, should it be necessary to make distributions under the provisions hereof and the Plan Administrator in good faith determines that, because of (a) an extraordinary change in general economic conditions, (b) the occurrence of some casualty materially affecting the value of the Trust Fund or a substantial part thereof, or (c) a significant fluctuation in the value of the Trust Fund has occurred since the immediately preceding Valuation Date, the Plan Administrator may, in his sole discretion, prevent the payee from receiving a substantially greater or lesser amount than what he would be entitled to, based on current values, and cause a re-valuation of the Trust Fund to be made and a reallocation of the interests therein as of the date the payee’s right of distribution becomes fixed. The Plan Administrator’s determination to make such special valuation and the valuation of the Trust Fund as determined by the Trustee shall be conclusive and binding on all persons ever interested hereunder. Such interim valuation shall not discriminate in favor of Highly Compensated Employees.
3.1.5 Earnings on Forfeitures In the event that a Participant forfeits part of his Account balance, such Forfeiture shall not be credited with earnings after the date the Forfeiture is recognized pursuant to Section 2.4.4.
3.1.6 Plan Expenses Reasonable expenses for administration, investments, and processing shall be charged against the Trust Fund earnings, paid by the Employer, or allocated among terminated and active Participants according to an expense policy adopted by the Employer and applied in a uniform manner consistent with DOL and Treasury regulations.

ARTICLE II
LIMITATIONS
3.2.1 Limitations on Annual Additions. The Annual Additions contributed or allocated to a Participant’s Account for a Limitation Year shall not exceed the Maximum Permissible Amount, as determined in Section 3.2.2. If the total amounts contributed or allocated would otherwise produce Annual Additions in excess of the Maximum Permissible Amount, the allocations or contributions shall be reduced pursuant to Section 3.2.3 so that the Annual Additions for the Limitation Year equal the Maximum Permissible Amount.
If a Participant participates in, or has ever participated in, any of the following types of plans or funds maintained by the Employer, then the Annual Additions derived from the allocations of all such plans and this Plan credited to a Participant shall not exceed the lesser of the Maximum Permissible Amount for the Limitation Year or any other limitation contained in the Plan:
(a)	Another qualified defined contribution plan;,

(b)	A welfare benefit fund, as defined in Code section 419(e), under which amounts attributable to post-retirement medical benefits are held in separate accounts for Key Employees;

(c)	An individual medical account, as defined in Code section 415(l)(2); or

(d)	A simplified employee pension, as defined in Code section 408(k),
If such Annual Additions exceed the Maximum Permissible Amount for the Limitation Year, the amounts contributed or allocated shall be reduced in accordance with Section 3.2.4 so that the Annual Additions under all such plans and funds for the Limitation Year will equal the Maximum Permissible Amount.
3.2.2 Determination of Annual Additions and Maximum Permissible Amount.
(a)	Annual Additions. The term “Annual Additions” shall mean the sum of the following amounts credited to a Participant’s Accounts for the Limitation Year:
(1)	Employer Contributions;

(2)	Employee contributions;

(3)	Forfeitures;

(4)	Excess Elective Deferrals, Excess Contributions and Excess Aggregate Contributions;

(5)	Amounts allocated after March 31, 1984, to an individual medical account, as defined in Code section 415(l)(2), that is part of a pension or annuity plan maintained by the Employer;

(6)	Amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, that are attributable to post-retirement medical benefits held in separate accounts for Key Employees under a welfare benefit fund as defined in Code section 419(e), maintained by the Employer; and

(7)	Allocations under a simplified employee pension as defined in Code section 408(k).

For this purpose, Excess Elective Deferrals are disregarded to the extent distributed to the Participant. Excess Contributions and Excess Aggregate Contributions are included even if distributed to the Participant. Any other amounts are disregarded if they are held in a suspense account or reallocated to other Participants in accordance with Section 3.2.3. Any excess amounts applied under Section 3.2.3 to reduce Employer Contributions in a Limitation Year are considered Annual Additions for such Limitation Year.
(b)	Maximum Permissible Amount. Except for Catch-up Contributions, the term “Maximum Permissible Amount” shall mean, for any Limitation Year beginning on or after January 1, 2002, the lesser of:
(1)	Forty thousand dollars ($40,000), as adjusted for increases in the cost-of-living under Code section 415(d), or

(2)	One hundred percent (100%) of a Participant’s compensation, as defined in Subsection 3.2.5(a), for the Limitation Year.
The compensation limit referred to in (2) above shall not apply to any contribution for medical benefits after separation from service (within the meaning of Code sections 401(h) or 419A(f)(2)) that is otherwise treated as an Annual Addition.

Prior to determining a Participant’s actual Compensation for a Limitation Year, the Employer may determine the Maximum Permissible Amount for the Participant based on a reasonable estimate of the Participant’s Compensation for the Limitation Year, uniformly determined for all Participants similarly situated. As soon as is administratively feasible after the end of the Limitation Year, the Employer shall determine the Maximum Permissible Amount for the Limitation Year based on the Participant’s actual Compensation for the Limitation Year.

(c)	Short Limitation Year. If a short Limitation Year is created because of an amendment changing the Limitation Year to a different twelve (12) consecutive month period, the limitation determined in subsection (b)(1) above shall be multiplied by a fraction, the numerator of which is the number of months in the short Limitation Year and the denominator of which is twelve (12). Any new Limitation Year must begin within the Limitation Year in which the amendment is made.
3.2.3 Excess Annual Additions. If, due to the allocation of Forfeitures, a reasonable estimation of a Participant’s Compensation that exceeds his actual Compensation, or a miscalculation in a Participant’s Elective Deferrals, a Participant’s Annual Additions exceed his Maximum Permissible Amount for the Limitation Year, the following adjustments may be made in an order determined by the Plan Administrator and applied in a uniform and non-discriminatory manner until the Participant’s Annual Additions equal his Maximum Permissible Amount:
(a)	Any Excess Annual Addition attributable to nondeductible Voluntary Employee Contributions (plus attributable earnings) made by a Participant to the extent they reduce the excess amount shall be returned to the Participant before any other adjustments are made.

(b)	If an excess amount still exists, any Elective Deferrals (plus attributable earnings) of the Participant, to the extent they reduce the excess amount, shall be distributed to the Participant. Pre-tax Elective Deferrals shall be distributed prior to Roth Deferrals. Matching Contributions attributable to those Elective Deferrals shall be forfeited in according with Section 2.7.9.

(c)	If an excess amount still exists, then one of the following methods for the allocation and/or return of such Excess Annual Additions shall be used:

(1)	The excess amounts in the Participant’s Account must be allocated and reallocated to other Participants in the Plan, subject to the limitation that no Participant has Annual Additions in excess of his Maximum Permissible Amount. However, if all Plan Participants have Annual Additions equal to their Maximum Permissible Amount for the Limitation Year, any remaining excess amounts must be held unallocated in a suspense account and allocated and reallocated to Participants’ Accounts in the next Limitation Year before any Employer Contributions and Employee Contributions that would constitute Annual Additions may be made to the Plan for that Limitation Year, and if necessary, allocated and reallocated in succeeding Limitation Years before any Employer Contributions or Employee contributions are made for those years.

(2)	If an excess amount still exists, and the Participant is covered by the Plan at the end of the Limitation Year, the excess amount shall be used to reduce Employer Contributions (including any allocation of Forfeitures) for such Participant in the next Limitation Year, and each succeeding Limitation Year, if necessary. If an excess amount still exists, and the Participant is not covered by the Plan at the end of a Limitation Year, the excess amount shall be held unallocated in a suspense account that shall be applied to reduce future Employer Contributions for all remaining Participants in the next Limitation Year, and each succeeding Limitation Year, if necessary.
Short Form. The correction of Excess Annual Additions shall be accomplished following the provisions (a), (b) and (c)(2) of this Section 3.2.3.
If a suspense account exists at any time during a particular Limitation Year, all amounts in the suspense account must be allocated and reallocated to Participants’ Accounts before any Employer or any Employee Contributions may be made to the Plan for that Limitation Year. Excess amounts in a suspense account may not be distributed to Participants or former Participants. If a suspense account exists at any time during a Limitation Year, it shall not participate in the allocation of the Trust Fund’s investment gains and losses.
3.2.4 Participation in Certain Other Plans. If the Annual Additions with respect to the Participant under such other plans and funds maintained by the Employer are less than the Maximum Permissible Amount and the Employer Contribution that would otherwise be contributed or allocated to the Participant’s Account under this Plan would cause the Annual Additions for the Limitation Year to exceed this limitation, the amount contributed or allocated shall be reduced so that the Annual Additions under all such plans and funds for the Limitation Year shall equal the Maximum Permissible Amount. If the Annual Additions with respect to the Participant under such other plans and funds in the aggregate are equal to or greater than the Maximum Permissible Amount, no amount will be contributed or allocated to the Participant’s Account under this Plan for the Limitation Year.
If a Participant’s Annual Additions under this Plan and such other plans and funds maintained by the Employer would result in an excess amount for a Limitation Year, such excess shall be distributed or reallocated according to the provisions of Section 3.2.3, and the excess amount shall be deemed to consist of the Annual Additions last allocated. In addition, allocations to qualified defined contribution plans shall be adjusted first, followed by adjustments to allocations to a simplified employee pension, followed by adjustments to allocations to an individual medical account, followed by adjustments to allocations to a welfare benefit fund, as those terms are referenced in Section 3.2.1.
If the excess amount was allocated to a Participant on an allocation date of this Plan that coincides with an allocation date of another plan, the excess amount attributed to this Plan will be the product of:
(i)	The total excess amount allocated as of such date, times

(ii)	The ratio of (I) the Annual Additions allocated to the Participant for the Limitation Year as of such date under this Plan to (II) the total Annual Additions allocated to the Participant for the Limitation Year as of such date under this and all the other qualified prototype defined contribution plans. Any excess amount attributed to this Plan will be disposed in the manner described in Section 3.2.3.
If the Participant is covered under another qualified defined contribution plan maintained by the Employer that is not a prototype plan, Annual Additions that may be credited to the Participant’s Account under this Plan for any Limitation Year shall be limited as provided above as though the other plan were a prototype plan unless the Employer specifies other limitations in the Adoption Agreement.
For purposes hereof, the excess amount is the excess of the Participant’s Annual Additions for the Limitation Year over the Maximum Permissible Amount and a prototype plan is a plan the form of which is the subject of a favorable opinion letter from the Internal Revenue Service.
3.2.5 Definitions. For purposes of this Article, the terms below have the following meanings:
(a)	Compensation. As elected by the Employer in the Adoption Agreement, Compensation shall mean all of a Participant’s:
(i)	Wages, Tips, and Other Compensation Box on Form W-2. Wages as defined in Code section 3401(a) and all other payments of Compensation to an Employee by the Employer (in the course of the Employer’s trade or business) for which the Employer is required to furnish the Employee a written statement under Code sections 6041(d), 6051(a)(3), and 6052.
Compensation must be determined without regard to any rules under Code section 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services rendered (such as the exception for agricultural labor in Code section 3401(a)(2)).
(ii)	Section 3401(a) Wages. Wages as defined in Code section 3401(a) for the purposes of income tax withholding at the source but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Code section 3401(a)(2)).

(iii)	Section 415 Safe-Harbor Compensation. Wages, salaries and fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment for the Employer maintaining the Plan to the extent that the amounts are includible in gross income (including but not limited to commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements or other expense allowances under a nonaccountable plan (as described in Treasury Regulations section 1.62-2(c)), but excluding:
(I)	Amounts realized from the exercise of a non-qualified stock option or when restricted stock or property held by the Employee is no longer subject to a substantial risk of forfeiture or becomes freely transferable.

(II)	Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option.

(III)	Employer contributions to a plan of deferred compensation that are not includible in the Employee’s gross income for the taxable year in which contributed, or Employer contributions under a simplified employee pension plan, or any distributions from a plan of deferred compensation.

(IV)	amounts which received special tax benefits, or contributions made by the employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in § 403(b) of the Internal Revenue Code (whether or not the contributions are actually excludable from the gross income of the employee).

Short Form. A Participant’s Compensation shall be equal to total compensation that is actually paid to the Participant by the Employer during the Plan Year and includes all information required to be reported under Code sections 6041, 6051, and 6052 (wages, tips, and other compensation as reported on Form W-2). Compensation includes wages, (within the meaning of Code section 3401(a)) and all other payments of compensation to an Employee by the Employer (in the course of the Employer’s trade or business) for which the Employer is required to furnish the Employee a written statement under Code sections 6041(d), 6051(a)(3), and 6052. Such compensation must be determined without regard to any rules under Code section 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Code section 3401(a)(2)). In the case of a Self-Employed Individual, Compensation means Earned Income during such period. Compensation for a Participant’s initial year of participation shall be Compensation from the Participant’s Entry Date. For any Self-Employed Individual, Compensation shall mean Earned Income. For Limitation Years beginning after December 31, 1991, for purposes of applying the limitations of this Article, Compensation for a Limitation Year is the Compensation actually paid or made available during such Limitation Year.
Notwithstanding the preceding sentence, if elected in the Adoption Agreement, Compensation for a Participant who is permanently and totally disabled (as defined in Code section 22(e)(3)) is the Compensation such Participant would have received for the Limitation Year if the Participant had been paid at the rate of Compensation paid immediately before becoming permanently and totally disabled. (Not available in Short Form Adoption Agreements)
For purposes of applying the limitations of this Section, Compensation paid or made available during such Limitation Year shall include any elective deferral (as defined in Code section 402(g)(3)), and any amount that is contributed or deferred by the Employer at the election of the Employee and that is not includible in the gross income of the Employee by reason of Code sections 125, 132(f)(4), or 457.
The Employer may elect to include Deemed Section 125 Compensation in Compensation.
(b)	Employer. Employer shall mean the employer that adopts this Plan and all members of a group of employers that constitutes a controlled group of corporations or trades or businesses under common control (as defined in Code sections 414(b) and (c), as modified by Code section 415(h)), or an affiliated service group (as defined in Code section 414(m)) of which the adopting employer is part and any other entity required to be aggregated with the Employer under Code section 414(o) and the regulations issued thereunder.
3.2.6 Controlled Businesses. If this Plan provides contributions or benefits for one or more Owner-Employees who control both the business for which this Plan is established and one or more other trades or businesses, this Plan must, when looked at as a single plan, satisfy Code section 401(a), and contributions on behalf of any Owner-Employee may be made only with respect to the Earned Income of such Owner-Employee that is derived from the trade or business with respect to which this Plan is established.

ARTICLE III
FIDUCIARIES
3.3.1 Standard of Conduct. The duties and responsibilities of the Plan Administrator with respect to the Plan shall be carried out (a) in a non-discriminatory manner; (b) for the exclusive benefit of Participants and their Beneficiaries; (c) by defraying the reasonable expenses of administering the Plan; (d) with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims; (e) by diversifying the investments of the Plan to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so; and (f) in accordance with the documents and instruments governing the Plan insofar as such documents and instruments are consistent with the provisions of the Act.
3.3.2 Individual Fiduciaries. At any time that a group of individuals is acting in the same Fiduciary capacity, the Employer shall determine the number of such persons who shall act in such capacity from time to time. Such persons shall be appointed by the Employer and may or may not be Participants or Employees of the Employer. Unless otherwise provided for by agreement or by direction of the Employer, any action taken by a group of individuals acting as Plan Administrator shall be taken at the direction of a majority of such persons, or, if the number of such persons is two (2), by unanimous consent.
3.3.3 Disqualification from Service. No person shall be permitted to serve as a Fiduciary, custodian, counsel, agent, or employee of the Plan or as a consultant to the Plan who has been convicted of any of the criminal offenses specified in the Act.
3.3.4 Bonding. Except as otherwise permitted by law, every Fiduciary or other person who handles funds or other property or assets of the Plan shall be bonded in accordance with the requirements of the Act.
3.3.5 Prior Acts. No Fiduciary shall be liable for any acts occurring prior to the period of time during which the Fiduciary was actually serving in such capacity with respect to the Plan.
3.3.6 Insurance and Indemnity. The Employer may purchase or cause the Trustee to purchase and keep current as an authorized expense liability insurance for the Plan, its Fiduciaries, and any other person to whom any financial or other administrative responsibility with respect to the Plan and the Trust is allocated or delegated, from and against any and all liabilities, costs, and expenses incurred by such persons as a result of any act or omission to act in connection with the performance of the duties, responsibilities, and obligations under the Plan and under the Act; provided that any such insurance policy purchased with Plan assets permits subrogation by the insurer against the Fiduciary in the case of breach by such Fiduciary.
Unless otherwise determined and communicated to affected parties by the Employer, the Employer shall indemnify and hold harmless each such person, other than a corporate trustee, for and from any such liabilities, costs, and expenses that are not covered by any such insurance, except to the extent that any such liabilities, costs, or expenses are judicially determined to be due to the gross negligence or willful misconduct of such person. No Plan assets may be used for any such indemnification.
3.3.7 Expenses. Expenses incurred by the Plan Administrator or the Trustee in the administration of the Plan and the Trust, including appropriate fees for legal services regarding the Plan, such compensation to the Trustee as may be agreed upon in writing from time to time between the Employer and the Trustee, and all other proper charges and expenses of the Plan Administrator or the Trustee and of their agents and counsel shall be paid by the Employer, or at its election at any time or from time to time, may be charged against the assets of the Trust, but until so paid shall constitute a charge upon the assets of the Trust.
The Trustee shall have the authority to charge the Trust Fund for its compensation and reasonable expenses unless paid or contested by written notice by the Employer within sixty (60) days after mailing of the written billing by the Trustee. All taxes of any and all kinds whatsoever that may be levied or assessed under existing or future laws upon the assets of the Trust or the income thereof shall be paid from such assets. Notwithstanding the foregoing, no compensation shall be paid to any Employee for services rendered under the Plan and the Trust as a Trustee.
3.3.8 Agents, Accountants, and Legal Counsel. The Plan Administrator shall have authority to employ suitable agents, custodians, investment counsel, accountants and legal counsel who may, but need not be, legal counsel for the Employer. The Plan Administrator and the Trustee shall be fully protected in acting upon the advice of such persons. The Trustee shall at no time be obliged to institute any legal action or to become a party to any legal action unless the Trustee has been indemnified to the Trustee’s satisfaction for any fees, costs, and expenses to be incurred in connection therewith.
3.3.9 Investment Manager. The Employer may employ as an investment manager or managers to manage all or any part of the Trust Fund any (a) investment advisor registered under the Investment Advisors Act of 1940; (b) bank as defined in said Investment Advisors Act; or (c) insurance company qualified to perform investment management services in more than one state. Any investment manager shall have all powers of the Trustee in the management of such part of the Trust Fund, including the power to acquire or dispose of assets.
In the event an investment manager is so appointed, the Trustee shall not be liable for the acts or omissions of such investment manager or be under any obligation to invest or otherwise manage that part of the Trust Fund that is subject to the management of the investment manager. The Employer shall notify the Trustee in writing of any appointment of an investment manager, and shall provide the Trustee with the investment manager’s written acknowledgment that it is a Fiduciary with respect to the Plan.
3.3.10 Finality of Decisions or Acts. Except for the right of a Participant or Beneficiary to appeal the denial of a claim, any decision or action of the Plan Administrator or the Trustee made or done in good faith upon any matter within the scope of authority and discretion of the Plan Administrator or the Trustee shall be final and binding upon all persons. In the event of judicial review of actions taken by any Fiduciary within the scope of his duties in accordance with the terms of the Plan and the Trust, such actions shall be upheld unless determined to have been arbitrary and capricious.
3.3.11 404(c) Election. The Employer may designate in the Adoption Agreement that this Plan is intended to be administered pursuant to Labor Regulations section 2550.404c-1 as an ERISA section 404(c) Plan.

ARTICLE IV
PLAN ADMINISTRATOR
3.4.1 Administration of Plan. The Employer shall designate the Plan Administrator from time to time. The primary responsibility of the Plan Administrator is to administer the Plan for the exclusive benefit of the Participants and their Beneficiaries, subject to the specific terms of the Plan. The Plan Administrator shall administer the Plan and shall construe and determine all questions of interpretation or policy in his sole discretion. The Plan Administrator may correct any defect, supply any omission, or reconcile any inconsistency in such manner and to such extent as he shall deem necessary or advisable to carry out the purpose of the Plan; provided, however, that any interpretation or construction shall be done in a nondiscriminatory manner and shall be consistent with the intent that the Plan shall continue to be a qualified Plan pursuant to the Code, and shall comply with the terms of the Act. The Plan Administrator shall have all powers necessary or appropriate to accomplish his duties under the Plan.
(a)	The Plan Administrator shall be responsible for the general administration of the Plan, including but not limited to the following duties:
(1)	To determine all questions relating to the eligibility of an Employee to participate in the Plan or to remain a Participant in the Plan.

(2)	To compute, certify, and direct the Trustee with respect to the amount and kind of benefits to which any Participant is entitled.

(3)	To collect all contributions or other payments, as applicable, and transfer them to the Trustee.

(4)	To authorize and direct the Trustee with respect to all disbursements from the Trust Fund.

(5)	To maintain all the necessary records for the administration of the Plan.

(6)	To interpret the provisions of the Plan and to make and publish rules and regulations for the Plan as the Plan Administrator may deem reasonably necessary for the proper and efficient administration of the Plan and consistent with its terms.

(7)	To select the Insurer to provide any Life Insurance Policy to be purchased for any eligible Participant.

(8)	To advise the Fiduciary responsible for Plan investments regarding the short and long-term liquidity needs of the Plan in order that the Fiduciary might direct its investment accordingly.

(9)	To advise, counsel, and assist any Participant regarding any rights, benefits, or elections available under the Plan.

(10)	To instruct the Trustee regarding the management, investment, and reinvestment of the Trust Fund unless the investment authority has been delegated to the Trustee or an investment manager.
(b)	The Plan Administrator shall also be responsible for preparing and filing such annual disclosure reports and tax forms as may be required from time to time by the Secretary of Labor, the Secretary of the Treasury, or other governmental authorities.
(c)	Whenever the Plan Administrator determines it is in the best interest of the Plan and its Participants or Beneficiaries, the Plan Administrator may request such variances, deferrals, extensions, or exemptions or make such elections for the Plan as may be available under the law.

(d)	The Plan Administrator shall procure bonding for all persons dealing with the Plan or its assets as may be required by law.
3.4.2 Disclosure Requirements. Every Participant covered under the Plan and every Beneficiary receiving benefits under the Plan shall receive from the Plan Administrator a summary plan description and such other information as may be required by law or by the terms of the Plan.
3.4.3 Information Generally Available. The Plan Administrator shall make copies of this Plan and the Trust, the Adoption Agreement, the summary plan description, latest annual report, Life Insurance Policies, or other instruments under which the Plan was established or is operated available for examination by any Participant or Beneficiary in the principal office of the Plan Administrator and such other locations as may be necessary to make such information reasonably accessible to all interested parties. Subject to a reasonable charge to defray the cost of furnishing such copies, the Plan Administrator shall, upon written request of any Participant or Beneficiary, furnish a copy of any of the above documents to the respective party.
3.4.4 Statement of Account. Upon written request to the Plan Administrator once during any twelve (12) month period, a Participant or Beneficiary shall be furnished with a written statement, based on the latest available information, of his then vested Account balance and the earliest date upon which the same will become fully vested and nonforfeitable. The statement shall also include a notice to the Participant of any benefits that are forfeitable if the Participant dies before a certain date.
3.4.5 Explanation of Rollover Treatment. The Plan Administrator shall, when making a distribution eligible for rollover treatment, provide a written explanation to the recipient of the provisions under which such distribution will not be subject to tax if transferred to an Eligible Retirement Plan within sixty (60) days after the date on which the recipient received the distribution and, if applicable, the provisions of law pertaining to the tax treatment of lump sum distributions.
3.4.6 Electromechanical Communications. Electromechanical communications are permitted, but not required, among all parties to a communication regarding the Plan, including the Employer, Trustee, Plan Administrator, and Participant. Each Plan Fiduciary may adopt policies to govern its use of electromechanical communications, including policies developed by third parties working with the Fiduciary on Plan matters.
The Trustee (or other agent appointed for this purpose) may, but is not required to, act upon receipt of directions (including, without limitation, directions pursuant to voice response systems, facsimile, or other electromechanical means) with regard to all Plan transactions. The Trustee may comply with such direction and will incur no liability for doing so. If the Trustee permits the use of electromechanical directions, the giving of such directions shall have the same meaning as if the directions were in writing and delivered as a document.
In the sole judgment of the Plan Administrator, if any Participant or Beneficiary entitled to benefits is not capable of managing his benefits under the Plan, any election that may be made by a Participant or Beneficiary may be made by the legal representative of such individual.
If the Plan Administrator, in his sole discretion is not satisfied with the power of a legal representative to act on behalf of a Participant or Beneficiary, the Plan Administrator may require an order of a court of competent jurisdiction.
3.4.7 Elections on Behalf of an Incapacitated Person. In the sole judgment of the Plan Administrator, if any person entitled to benefits under the Plan is incapacitated, any election that such person is permitted to make under the Plan may be made by the legal representative of such person.
If the Plan Administrator, in its sole discretion, is not satisfied with the power of a legal representative to act on behalf of a person, the Plan Administrator may require an order from a court of competent jurisdiction.

ARTICLE V
PARTICIPANT LOANS
3.5.1 Authorization. If the Employer elects in the Adoption Agreement to permit loans to Participants or Beneficiaries, the Plan Administrator shall establish a Participant loan program in compliance with Treasury Regulations and Labor Regulations section 2550.408b. The terms of such Participant loan program shall be in writing and shall constitute part of the Plan. Such terms shall include:
(a)	The identity of the person or positions authorized to administer the Participant loan program;

(b)	A procedure for applying for loans;

(c)	The basis on which loans will be approved or denied;

(d)	Limitations (if any) on the loan amount available, the number of loans, and the permitted purposes for a loan;

(e)	The procedure under the program for determining a reasonable rate of interest;

(f)	The types of collateral that may secure a Participant loan; and

(g)	The events constituting default and the steps that will be taken to preserve Plan assets in the event of default.
Short Form. Plans based on the Short Form Standardized Adoption Agreement permit loans to Participants.
3.5.2 Spousal Consent. Subject to Subsection 2.5.7(k), a Participant must obtain the written consent of his spouse, if any, to the use of the Participant’s interest in the Plan as security for a Participant loan within ninety (90) days before the date on which the loan is to be so secured, unless the Participant establishes the consent of the spouse cannot be obtained or the total value of the Participant’s Accounts is less than $5,000. A new consent must be obtained whenever the amount of the loan is increased or if the loan is renegotiated, extended, renewed, or otherwise revised. The consent must acknowledge the effect of such consent and be witnessed by a Plan representative or a notary public. Such consent shall thereafter be binding with respect to the consenting spouse or any subsequent spouse with respect to that loan.
If a valid spousal consent has been obtained, then notwithstanding any other provision of the Plan, the portion of the Participant’s vested Account balance used as a security interest held by the Plan by reason of a loan outstanding to the Participant shall be taken into account for purposes of determining the amount of the Account balance payable at the time of death or distribution, but only if the reduction is used as repayment of the loan. If less than the entire amount of the Participant’s vested Account balance (determined without regard to the preceding sentence) is payable to the surviving spouse, the Account balance shall first be reduced by the amount of the security used as repayment of the loan before determining the benefit payable to each Beneficiary, including the surviving spouse.
3.5.3 Limitations. Except as provided in the Participant loan program, in no event shall the amount loaned to any Participant or Beneficiary, when added to the outstanding balance of all other loans to the Participant or Beneficiary, exceed the lesser of (a) fifty thousand dollars ($50,000.00) (reduced by the excess, if any, of the highest outstanding balance of loans from the Plan during the one-year period ending on the day before the date on which the loan was made over the outstanding balance of loans from the Plan on the date on which such loan was made) or (b) one-half (1/2) of the vested and nonforfeitable interest in his Accounts, determined as of the Valuation Date coinciding with or immediately preceding such loan or ten thousand dollars ($10,000), if greater.

For purposes hereof, all loans from all plans of the Employer and other members of a group of employers described in Code sections 414(b), (c), (m), and (o) shall be aggregated. All loans must be adequately secured and bear a reasonable interest rate. No Participant loan shall exceed the present value of the Participant’s vested Account balance. In the event of a default, foreclosure on the note evidencing the loan and attachment of the security shall not occur until a distributable event occurs.
3.5.4 Availability. If loans are authorized in the Adoption Agreement, they must be available to all Participants and Beneficiaries on a reasonably equivalent basis without regard to any individual’s race, color, religion, sex, age, or national origin. Loans shall not be made available to Highly Compensated Employees in an amount greater than the amount made available to other Employees.
3.5.5 Default. In the event of default, foreclosure on the note and attachment of security will not occur until a distributable event occurs for the Participant.
3.5.6 Qualified Military Service. If elected in the Participant loan program, the obligation to repay any loan made to a Participant who is performing service in the uniformed services shall be suspended, as permitted under Code section 414(u)(4). Such a suspension of loan repayments shall not trigger a distribution under Code section 72(p) or constitute a loan default.

ARTICLE VI
BENEFICIARIES
3.6.1 Designation of Beneficiaries. Subject to the provisions of Section 2.5.7, each Participant shall have the right to designate a Beneficiary or Beneficiaries and contingent or successive Beneficiaries to receive any benefits provided by this Plan that become payable upon the Participant’s death. The Participant may change the Beneficiaries at any time or times by the filing of a new designation with the Plan Administrator, and the most recent designation shall govern. In the absence of a designation, the Designated Beneficiary shall be the surviving spouse of the Participant, unless such surviving spouse consents in writing to an alternate designation and the terms of such consent acknowledge the effect of such alternate designation and the consent is witnessed by a representative of the Plan or by a notary public. The designation of a Beneficiary other than the spouse of the Participant or an optional form of benefit with the consent of such spouse may not be changed without the consent of such spouse, and any consent must acknowledge the specific non-spouse Beneficiary, including any class of Beneficiaries or any contingent Beneficiaries, unless the spouse expressly permits designations by the Participant without any further spousal consent. Regardless of any prior designation, a Participant, at any time, may designate his spouse as Beneficiary, and with respect to Accounts providing annuities, may also designate the form of benefit as a Qualified Joint and Survivor Annuity.
Any consent by a spouse obtained under this provision (or establishment that the consent of a spouse may not be obtained) shall be effective only with respect to such spouse. A consent that permits designations by the Participant without any requirement of further consent by such spouse must acknowledge that the spouse has the right to limit consent to a specific Beneficiary, and a specific form of benefit where applicable, and that the spouse voluntarily elects to relinquish either or both of such rights. A Participant may revoke a prior waiver without the consent of the spouse at any time prior to the commencement of benefits. The number of revocations shall not be limited. No consent obtained under this provision shall be valid unless the Participant has received notice as provided in Subsection 2.5.7(d).
3.6.2 Absence or Death of Beneficiaries. Except with respect to the process of any life insurance payable upon the death of the Participant, if a Participant dies without having a Beneficiary designation then in force, or if all of the Participant’s Designated Beneficiaries predecease him, his Beneficiary shall be his surviving spouse, or if none, his surviving children, equally, or if none, such other heirs, or the executor or administrator of his estate, as the Plan Administrator shall select.
Unless otherwise designated by the Participant, if a Participant dies and is survived by some, but not all, of his Designated Beneficiaries, such surviving Beneficiaries shall be deemed his sole Beneficiaries. In the event that a surviving Beneficiary dies before the complete distribution of the deceased Participant’s interest, the estate of such Beneficiary shall be deemed to be the Beneficiary of the undistributed portion of such interest.
3.6.3 Surviving Spouse Election. If the Plan is designated in the Adoption Agreement as a Cash or Deferred Profit Sharing Plan or a Profit Sharing Plan and the Employer does not elect a life annuity form of distribution in the Adoption Agreement, a surviving spouse, who has not consented to an alternate designation under Section 3.6.1, above, may elect to have distribution of the Participant’s vested Account balance commence within the 90-day period following the date of the Participant’s death. The Account balance shall be adjusted for gains or losses occurring after the Participant’s death in accordance with the provisions of the Plan governing the adjustment of Account balances for other types of distributions, as well as for the outstanding balance of any Plan loan to the Participant.

ARTICLE VII
CLAIMS
3.7.1 Claim Procedure (Non-Disability). Any Participant or Beneficiary who is entitled to a payment of a benefit for which provision is made in this Plan shall file a written claim with the Plan Administrator on such forms as shall be furnished to him by the Plan Administrator and shall furnish such evidence of entitlement to benefits as the Plan Administrator may require. The Plan Administrator shall notify the Participant or Beneficiary in writing of the amount of benefit to which he is entitled, the duration of such benefit, the time the benefit is to commence, and other pertinent information concerning his benefit.
If the Plan Administrator denies a claim for benefit, in whole or in part, the Plan Administrator shall provide adequate notice in writing to the Participant or Beneficiary whose claim for benefit has been denied within ninety (90) days after receipt of the claim unless special circumstances require an extension of time for processing the claim. If such an extension of time for processing is required, the Plan Administrator shall furnish written notice to the Participant or Beneficiary indicating the special circumstances and the date by which a final decision is expected to be rendered. In no event shall the period of extension exceed one hundred eighty (180) days after receipt of the claim. The notice of denial of the claim shall set forth (a) the specific reason or reasons for the denial; (b) specific reference to pertinent Plan provisions on which the denial is based; (c) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and (d) a statement that any appeal of the denial must be made by giving to the Plan Administrator, within sixty (60) days after receipt of the notice of the denial, written notice of such appeal, such notice to include a full description of the pertinent issues and basis of the claim. The Participant or Beneficiary (or his duly authorized representative) may review pertinent documents and submit issues and comments in writing to the Plan Administrator. If the Participant or Beneficiary fails to appeal such action to the Plan Administrator in writing within the prescribed period of time, the Plan Administrator’s adverse determination shall be final, binding, and conclusive. Benefits under this Plan will be paid only if the Plan Administrator decides in his discretion that the applicant is entitled to them.
3.7.2 Appeal (Non-Disability). If the Plan Administrator receives from a Participant or a Beneficiary, within the prescribed period of time, a notice of an appeal of the denial of a claim for benefit, such notice and all relevant materials shall immediately be submitted to the Employer. The Employer may hold a hearing or otherwise ascertain such facts as it deems necessary and shall render a decision that shall be binding upon both parties.
The Employer’s decision shall be made within sixty (60) days after the Plan Administrator receives the notice of appeal, unless special circumstances require an extension of time for processing, in which case the Employer shall render a decision as soon as possible but not later than one hundred twenty (120) days after receipt of the request for review. If such an extension of time is required, written notice of the extension shall be furnished to the claimant prior to the commencement of the extension. The Employer’s decision shall be in writing, shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, as well as specific references to the pertinent Plan provisions on which the decision is based, and shall be promptly furnished to the claimant. Benefits under this Plan will be paid only if the Employer decides in its discretion that the applicant is entitled to them.
3.7.3 Claims Involving Disability. Any Participant who is entitled to a payment of a Disability benefit for which provision is made in this Plan shall file a written claim with the Plan Administrator on such forms as shall be furnished to him by the Plan Administrator and shall furnish such evidence of entitlement to benefits as the Plan Administrator may require. The Plan Administrator shall notify the Participant in writing of the approval or denial of the claim within forty-five (45) days of the date the claim was filed. If the claim is approved, the Plan Administrator shall furnish a written explanation of the amount of Disability benefit to which the Participant is entitled, the duration of such benefit, the time the benefit is to commence, and other pertinent information concerning his benefit.
If the Plan Administrator denies a claim for a Disability benefit, in whole or in part, the Plan Administrator shall provide adequate notice in writing to the Participant whose claim for benefit has been denied within a reasonable time after the claim is filed but no later than forty-five (45) days after receipt of the claim unless special circumstances require an extension of time for processing the claim. Such an extension shall be for a period no greater than thirty (30) days. If such an extension of time for processing is required, the Plan Administrator shall furnish written notice to the Participant within the initial 45-day period indicating the special circumstances and the date by which a final decision is expected to be rendered. If, prior to the end of the first 30-day extension period, the Plan Administrator determines that due to matters beyond the control of the Plan, a decision cannot be rendered within that extension period, the period for making the determination may be extended for up to an additional thirty (30) days, provided that the Plan Administrator notifies the claimant, prior to the expiration of the first 30-day extension period, of the circumstances requiring the extension and the date as of which the Plan Administrator expects to render a decision. In the case of such an extension the notice of extension shall specifically explain the standards on which entitlement to a benefit is based, the unresolved issues that prevent a decision on the claim, and the additional information needed to resolve those issues, and the claimant shall be afforded at least forty-five (45) days with which to provide the specified information. The Participant (or his duly authorized representative) may review pertinent documents and submit issues and comments in writing to the Plan Administrator. If the Participant fails to appeal such action to the Plan Administrator in writing within the prescribed period of time, the Plan Administrator’s adverse determination shall be final, binding, and conclusive. Benefits under this Plan will be paid only if the Plan Administrator determines in his sole discretion that the Participant is entitled to them.
3.7.4 Claims Appeal Involving Disability. If the Plan Administrator receives from a Participant, within 180 days of the denial of the claim, a notice of an appeal of the denial, such notice and all relevant materials shall immediately be submitted to the Employer. The Employer may hold a hearing or otherwise ascertain such facts as it deems necessary and shall render a decision that shall be binding upon both parties.
The Employer’s decision shall be made within forty-five (45) days after the Plan Administrator receives the notice of appeal, unless special circumstances require an extension of time for processing, in which case the Employer shall render a decision as soon as possible but not later than ninety (90) days after receipt of the request for review by the Plan Administrator. If such an extension of time is required, written notice of the extension shall be furnished to the claimant prior to the commencement of the extension. The Employer’s decision shall be in writing, shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, as well as specific references to the pertinent Plan provisions on which the decision is based, and shall be promptly furnished to the claimant. Benefits under this Plan will be paid only if the Employer determines in his sole discretion that the Participant is entitled to them.

ARTICLE VIII
AMENDMENT AND TERMINATION
3.8.1 Right to Amend.
(a)	The Employer may at any time or times amend the Plan, Trust, and the provisions of the Adoption Agreement, in whole or in part. The Employer specifically reserves the right to amend the Plan retroactively. Subject to Subsection (b), an Employer that amends the Plan shall no longer participate in this Prototype Plan and shall be considered to have an individually designed plan.

(b)	The Employer may change the choice of options in the Adoption Agreement, add overriding language in the Adoption Agreement when such language is necessary to satisfy Code sections 415 or 416 because of the required aggregation of multiple plans, and add certain sample or model amendments published by the Internal Revenue Service or other required good faith amendments that specifically provide that their adoption shall not cause the Plan to be treated as individually designed. An Employer that amends the Plan for any other reason, including a waiver of the minimum funding requirements under Code section 412(d), shall no longer participate in this Prototype Plan and shall be considered to have an individually designed plan.
An Employer that has adopted a standardized Prototype Plan may amend the Trust or custodial account document provided such amendment merely involves the specifications of the names of the Plan, Employer, Trustee or custodian, Plan Administrator or other Fiduciaries, the Trust Year, or the name of any pooled trust in which the Plan’s Trust will participate.
An Employer that has adopted a non-standardized Prototype Plan will not be considered to have an individually designed plan merely because the Employer amends administrative provisions of the Trust or custodial account document (such as provisions relating to investments and duties of Trustees) so long as the amended provisions are not in conflict with any other provision of the Plan and do not cause the Plan to fail to qualify under Code section 401(a).
An Employer may also add or change provisions permitted under the Plan and/or specify or change the effective date of a provision as permitted under the Plan and correct obvious and unambiguous typographical errors and/or cross-references that merely correct a reference but that do not in any way change the original intended meaning of the provisions.
3.8.2 Manner of Amending. The Employer shall make each Plan amendment by delivery to the Trustee of a copy of the Employer resolution that sets forth such amendment.
3.8.3 Limitations On Amendments.
(a)	No Plan amendment shall:
(1)	Directly or indirectly operate to give the Employer any interest whatsoever in the assets of the Trust or custodial account or to deprive any Participant or Beneficiary of his vested and nonforfeitable interest in the assets of the Trust as then constituted, or cause any part of the income or corpus of the Trust to be used for, or diverted to, purposes other than the exclusive benefit of Employees or their Beneficiaries;

(2)	Increase the duties or liabilities of the Trustee without the Trustee’s prior written consent;

(3)	Change the vesting schedule under the Plan if the nonforfeitable percentage of the Account balance derived from Employer Contributions (determined as of the later of the date such amendment is adopted or the date such amendment becomes effective) of any Participant is less than such nonforfeitable percentage computed without regard to such amendment; or

(4)	Reduce or eliminate the accrued benefit of a Participant within the meaning of Code section 411(d)(6), except to the extent permitted under Code section 412(c)(8). An amendment that has the effect of decreasing a Participant’s Account balance with respect to benefits attributable to service before the amendment shall be treated as reducing an accrued benefit.
(b)	If a Plan amendment changes the vesting schedule or the Plan is amended in any way that directly or indirectly affects the computation of the Participant’s nonforfeitable percentage or if the Plan is deemed amended by an automatic change to or from a Top-Heavy vesting schedule, each Participant who has completed three (3) Years of Vesting Service (or in the case of Participants who do not have at least one (1) Hour of Service in any Plan Year beginning after 1988, five (5) or more Years of Vesting Service) may elect within a reasonable period after the adoption of such amendment to have his nonforfeitable percentage computed without regard to such amendment or change. The period during which such Participant may make the election shall commence with the date the amendment is adopted or deemed to be made and shall end on the latest of sixty (60) days after the latest of the date:
(1)	The amendment is adopted;

(2)	The amendment becomes effective; or

(3)	The Employer or Plan Administrator issues the Participant written notice of the amendment.
(c)	No Plan amendment shall eliminate or restrict an optional form of benefit. The preceding sentence shall not apply to a Plan amendment that eliminates or restricts the ability of a Participant to receive payment of his or her Account balance under a particular optional form of benefit if the amendment provides a single-sum distribution form that is otherwise identical to the optional form of benefit eliminated or restricted. For purposes of this condition, a single-sum distribution form is otherwise identical only if it is identical in all respects to the eliminated or restricted optional form of benefit (or would be identical except that it provided greater rights to the Participant) except with respect to the timing of payments after commencement.
3.8.4 Voluntary Termination. The Employer may terminate the Plan at any time by delivering to the Trustee an instrument in writing that designates such termination. Following termination of the Plan, the Trust will continue until the entire Distributable Benefit of each Participant has been distributed.
3.8.5 Involuntary Termination. The Plan shall terminate if: (a) the Employer is dissolved or adjudicated bankrupt or insolvent in appropriate proceedings, or if a general assignment is made by the Employer for the benefit of creditors, or (b) the Employer loses its identity by consolidation or merger into one or more corporations or organizations, unless within ninety (90) days after such consolidation or merger, such corporations or organizations elect to continue the Plan.
3.8.6 Withdrawal By Employer. The Employer may withdraw from participation under the Plan without terminating the Trust upon making a transfer of the Trust assets to another Plan, which shall be deemed to constitute an amendment in its entirety of the Trust.
3.8.7 Powers Pending Final Distribution. Until final distribution of the assets of the Trust, the Plan Administrator and Trustee shall continue to have all the powers provided under this Plan as are necessary for the orderly administration, liquidation, and distribution of the assets of the Trust.

3.8.8 Delegation to Sponsor. The Employer expressly delegates authority to the Plan Sponsor the right to amend any part of the Plan on its behalf to the extent necessary to preserve the qualified status of the Plan. For purposes of amendments by the Plan Sponsor, the Mass Submitter shall be recognized as the agent of the Plan Sponsor. If the Plan Sponsor does not adopt the amendments made by the Mass Submitter, the Plan shall no longer be identical to or a minor modifier of the Mass Submitter plan. The Plan Sponsor shall submit a copy of the amendment to each Employer who has adopted the Plan after first having received a ruling or favorable determination from the Internal Revenue Service that the Plan as amended satisfies the applicable requirements of the Code. The Employer may revoke the authority of the Plan Sponsor to amend the Plan on its behalf by written notice to the Plan Sponsor of such revocation.

ARTICLE IX
PORTABILITY
3.9.1 Continuance by Successor. In the event of the dissolution, consolidation, or merger of the Employer, or the sale by the Employer of its assets, the resulting successor person or persons, firm, or corporations may continue this Plan by (a) adopting the Plan by appropriate resolution; (b) appointing a new Trustee as though the Trustee (including all members of a group of individuals acting as Trustee) had resigned; and (c) executing a proper agreement with the new Trustee. In such event, each Participant in this Plan shall have an interest in the Plan after the dissolution, consolidation, merger, or sale of assets at least equal to the interest that he had in the Plan immediately before the dissolution, consolidation, merger, or sale of assets. Any Participants who do not accept a position with such successor within a reasonable time shall be deemed to be terminated. If, within ninety (90) days from the effective date of such dissolution, consolidation, merger, or sale of assets, such successor does not adopt this Plan, as provided herein, the Plan shall automatically be terminated and deemed an involuntary termination.
3.9.2 Merger With Other Plan. In the event of the merger or consolidation with, or transfer of assets or liabilities to, any other deferred compensation plan and trust, each Participant shall have an interest in such other plan that is equal to or greater than the interest that he had in this Plan immediately before such merger, consolidation, or transfer, and if such other plan thereafter terminates, each Participant shall be entitled to a Distributable Benefit that is equal to or greater than the Distributable Benefit to which he would have been entitled immediately before such merger, consolidation, or transfer if this Plan had then been terminated, as adjusted for any investment gains or losses since such merger, consolidation, or transfer.
3.9.3 Transfers and Rollovers From Other Plans.
(a)	The Employer may cause all or any of the assets held in connection with any other plan or trust that is maintained by the Employer for the benefit of its Employees and satisfies the applicable requirements of the Code relating to qualified plans and trusts to be transferred to the Trustee, whether such transfer is made pursuant to a merger or consolidation of this Plan with such other plan or trust within the meaning of Code section 414(l) or for any other allowable purpose. Any such assets so transferred to the Trustee shall be accompanied by written instructions from the Employer, or the trustee, custodian, or individual holding such assets, setting forth the name of each Employee for whose benefit such assets have been transferred and showing separately the respective contributions by the Employer and by the Employee and the current value of the assets attributable thereto.
Upon receipt by the Trustee of such assets, the Trustee shall place such assets in appropriate Accounts for each Employee. If the transferor plan maintained a vesting schedule that differs from the schedule maintained under this Plan, the vesting schedule of this Plan shall apply, but eligible Participants shall have the option to apply the vesting schedule of the transferor plan to the transferred assets in a manner consistent with the provisions of Section 3.8.3(b).
(b)	If assets are transferred to the Plan from a defined benefit pension plan, money purchase pension plan, target benefit pension plan, stock bonus or profit sharing plan that are subject to the survivor annuity requirements of Code sections 401(a)(11) and 417, such transferred assets shall remain subject to such requirements, and this Plan shall provide life annuity distribution options as provided under the transferor plan. Unless this Plan is also subject to such survivor annuity requirements, the annuity distribution option shall only apply to those assets that were transferred and any earnings thereon.
Any such transferred assets and associated earnings shall be distributed to the Participant only if: (1) he terminates employment with the Employer, attains Normal Retirement Age, becomes Disabled, or dies, (2) the Plan should subsequently terminate, or (3) the Employer spins off the business unit to which the Participant is a member. To implement the restrictions on distributions this Subsection imposes, the Plan must maintain separate accounting between the benefits attributable to the transferred account balances and all other Account balances of each Participant who has Account balances attributable to such transfers.
(c)	At the direction of the sponsoring Employer, the Trustee shall accept the transfer of account balances from another plan of Employees that have become Employees of the sponsoring Employer due to the spin-off of the business unit to which they belong.

(d)	If elected in the Adoption Agreement, the Plan will accept rollovers of Eligible Rollover Distributions made after December 31, 2001, from the types of plans specified in the Adoption Agreement, beginning on the effective date specified in the Adoption Agreement. Such rollover amounts shall be placed in a Rollover Account for the benefit of the Employee in question.
Unless otherwise provided by the Employer in the Adoption Agreement, the Plan will accept a rollover contribution to a Roth Elective Deferral Account only if it is a Direct Rollover from another Roth elective deferral account under an applicable retirement plan described in Code section 402A(e)(1) and only to the extent the rollover is permitted under the rules of Code section 402(c).
The Plan will not provide for a Direct Rollover (including an automatic rollover) for distributions from a Participant’s Roth Elective Deferral Account if the amount of the distributions that are Eligible Rollover Distributions are reasonably expected to total less than $200 during a year. In addition, any distribution from a Participant’s Roth Elective Deferral Account is not taken into account in determining whether distributions from a Participant’s other accounts are reasonably expected to total less than $200 during a year. However, Eligible Rollover Distributions from a participant’s Roth Elective Deferral Account are taken into account in determining whether the total amount of the Participant’s Account balances under the plan exceeds $1,000 for purposes of mandatory distributions from the Plan.
The provisions of the Plan that allow a Participant to elect a Direct Rollover of only a portion of an Eligible Rollover Distribution but only if the amount rolled over is at least $500 is applied by treating any amount distributed from the Participant’s Roth Elective Deferral Account as a separate distribution from any amount distributed from the Participant’s other accounts in the Plan, even if the amounts are distributed at the same time.
Short Form. The Plan will accept rollovers of Eligible Rollover Distributions made after December 31, 2001 from, a qualified plan described in Code sections 401(a) or 403(a), including after-tax employee contributions, an annuity contract described in Code sections 403(b), excluding after-tax employee contributions and an eligible plan under Code section 457(b) that is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state
Short Form. The Plan will accept Participant Rollovers of an Eligible Rollover Distribution from a qualified plan described in Code sections 401(a) or 403(a), excluding after-tax employee contributions, an annuity contract described in Code sections 403(b), excluding after-tax employee contributions, an eligible plan under Code section 457(b) that is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and an Individual Retirement Account or Annuity described in Code sections 408(a) or (b) that is eligible to be rolled over and would otherwise be includible in gross income. Rollovers are accepted only after Participant enters Plan.
3.9.4 Transfer to Other Plans. The Trustee, upon written direction by the Employer, shall transfer some or all of the assets held under the Trust to another plan or trust of the Employer or any other employer meeting the requirements of the Code relating to qualified plans and trusts, whether such transfer is made pursuant to a merger or consolidation of this Plan with such other plan or trust or for any other allowable purpose.
At the direction of the Employer, the Trustee shall spin-off a portion of the Plan assets to a plan of the buyer of a portion of the assets of the Employer. The amount of the spin-off shall be the portion of the assets representing the Account balances of Participants who are terminated due to the sale. In order to be a part of the spin-off, a Participant must become employed by the buyer within one year of the date of sale.
In addition, upon the termination of employment of any Participant and receipt by the Plan Administrator of a request in writing, the Participant may request that any distribution from the Trust to which he is entitled shall be transferred to an individual retirement account, an individual retirement annuity, or any other plan or trust that is maintained by some other employer for the benefit of its employees and satisfies the applicable Code requirements relating to qualified plans and trusts. Upon receipt of any such written request, the Plan Administrator shall cause the Trustee to transfer the assets so directed and, as appropriate, shall direct the Insurer to transfer to the new trustee any applicable insurance policies issued for the benefit of the Participant.

ARTICLE X
INSURANCE
3.10.1 Participants Insurable at Standard Rates. The Trustee, when directed by the Plan Administrator, and in accordance with the provisions specified in the Adoption Agreement, shall provide incidental insurance benefits by purchasing for each Participant insurable at standard rates, either term insurance, universal life insurance, or ordinary life insurance policies.
Short Form. Life insurance may be purchased at the option of the Plan Administrator.
Said Life Insurance Policies shall provide a death benefit, prior to the Normal Retirement Date, equal to the proceeds of such policies, subject to the following provisions:
(a)	The Trustee may invest any portion or all of the assets of the Trust Fund that are attributable to a Participant in the purchase of group or individual Life Insurance Policies issued on the life of the Participant or in the case of a profit sharing plan (including a 401(k) plan), someone in whom the Participant has an insurable interest and for the benefit of the Participant with the consent of the Participant, subject to the following conditions, as they are represented by the Plan Administrator:
(1)	If “Ordinary Life Insurance Policies” are purchased, the aggregate life insurance premiums must be less than one-half (1/2) of the aggregate Employer contributions and Forfeitures allocated to the Participant’s Account at any particular time, without regard to Trust earnings, capital gains, or losses. For purposes of this Plan, the term “Ordinary Life Insurance Policies” shall mean policies with both nondecreasing death benefits and nonincreasing premiums.

(2)	The aggregate Premiums paid for Life Insurance Policies that are either term, universal or any other policies that are not ordinary whole life Policies shall not at any time exceed twenty-five percent (25%) of the aggregate amount of Employer Contributions and Forfeitures that have been allocated to the Accounts of such Participant.

(3)	The sum of one-half (1/2) of the aggregate premiums for Ordinary Life Insurance Policies and all premiums for other Life Insurance Policies shall not at any time exceed twenty-five percent (25%) of the aggregate amount of Employer Contributions and Forfeitures that have been allocated to the Accounts of such Participant.

(4)	For purposes of this Section, a Participant’s Elective Deferrals are considered Employer contributions.

(5)	The Employer may elect in the Plan’s policy on insurance to set minimum amounts for the initial amount of insurance purchased as well as for the purchase of additional amounts. The minimum amount shall be expressed in terms of the face amount of the insurance and may not be greater than one thousand dollars ($1,000). The Plan’s policy on insurance may require that insurance must be purchased in multiples not to exceed one thousand dollars ($1,000).
(b)	If the case of a profit sharing plan (including a 401(k) plan) that permits In Service distributions to a Participant prior to his Normal Retirement Date in accordance with Subsection 2.5.12(a) or (b), the amount that may be distributed to the Participant may be used to purchase Life Insurance Policies without limitation unless otherwise specified in the Plan’s policy on insurance. Voluntary Employee Contributions and rollovers from other plans may also be used to purchase Life Insurance Policies without limitation.

3.10.2 Uninsurable Participants. For each Participant found by an Insurer to be uninsurable, the Trustee, when requested by the Plan Administrator, shall purchase a retirement annuity contract on the life of such Participant with a death benefit before Normal Retirement Date in an amount equal to the cash surrender value of such contract. The Participant must consent to the purchase of such a retirement annuity contract.
3.10.3 Participants Insurable at Above Standard Rates. If an Insurer finds a Participant to be uninsurable, except at above standard rates, the Trustee, when requested by the Plan Administrator, shall pay premiums that do not exceed the percentage of standard rates specified in the Plan’s policy on insurance. The face value of any insurance policy shall be limited by the percentage of the aggregate Employer Contributions and Forfeitures allocated to the Participant’s Account that the Employer dedicated to purchase insurance. The Participant must consent to the purchase of any insurance policy above standard rates.
3.10.4 Purchase of Policies. No Life Insurance Policy will be purchased under the Plan unless at the time of purchase it benefits an active Participant and such policy or separate definite written agreement between the Employer and the Insurer provides that no value or credits determined by the Insurer (on account of dividends, earnings, or other experience rating credits, or surrender or cancellation credits) with respect to such policy may be paid or returned to the Employer or diverted to or used for other than the exclusive benefit of the Participants or their Beneficiaries. Any Life Insurance Policy must provide that any proceeds are payable to the Trustee, subject to the Trustee’s obligation to transfer such proceeds to the Beneficiary. Under no circumstances shall the Trust retain any part of the proceeds.
If, at any time, a policy described herein shall not be available from or shall be determined to be invalid or unenforceable by an Insurer, the Trustee, when directed by the Plan Administrator, shall purchase a policy or make such other alternative arrangements that, in the opinion of the Plan Administrator, conform most closely to the descriptions herein. In the event of a conflict between the terms of the Plan and the terms of any Life Insurance Policy, the Plan provisions shall control.
3.10.5 Applications for Policies. The Trustee shall be the applicant, owner, and beneficiary for all Life Insurance Policies required under the terms of the Plan. Any Life Insurance Policy distributed from the Plan must be nontransferable. The terms of any Life Insurance Policy purchased and distributed by the Plan to a Participant or spouse shall comply with the requirements of the Plan. The Trustee shall not be responsible for the validity or execution of any Life Insurance Policy, failure of an Insurer to pay proceeds when due, or failure of any policy to meet requirements or conform to the provisions of the Plan.
3.10.6 Incidents of Ownership. The Trustee shall have the right to receive all sums payable under the terms of all Life Insurance Policies issued hereunder. The Trustee shall be the complete and absolute owner of the Life Insurance Policies held in the Trust and of each and every incident of ownership therein and shall have the power to exercise the rights, options, and privileges of an absolute owner with respect to the Life Insurance Policies, subject to the provisions of the Plan. The Plan Administrator shall have the power to deal with and settle all claims.
3.10.7 Payment of Premiums. In a Plan Year in which the Employer Contributions are less than the amount required to sustain insurance premiums, the Plan Administrator shall direct the Trustee to take one of the following steps with respect to payment of insurance premiums on Life Insurance Policies:
(a)	Pay premiums due on policies from the Participant’s Account, within the limits of 3.10.1 and 3.10.3 above,

(b)	Pay premiums due on policies from the Participant’s Account using the balance described in 3.10.1(b) above,

(c)	Surrender any policies for their cash surrender values and add such amount to the Participant’s Account,

(d)	Convert the cash surrender value of any policies to paid up insurance for which there will be no further premiums, or

(e)	Offer to sell any policies to the Participant for their cash surrender value for transfers or distributions made on or before February 13, 2004. Distributions or transfers of policies after February 13, 2004 sale be valued at Fair Market Value.
3.10.8 Discontinuance of Policies. The Trustee or other Fiduciary responsible for making investment decisions may discontinue the investment in Life Insurance Policies at any time. If the Plan provides for Participant-directed investments, life insurance, as an investment option, may be eliminated at any time by the Plan Administrator. If life insurance investment options are discontinued, the Plan Administrator, in its sole discretion, may offer to sell the policies to the Participant, or to another person, provided the prohibited transaction exemption requirements of the Department of Labor are satisfied.
3.10.9 Protection of the Insurer. An Insurer shall not be responsible for the validity of the Plan or the Trust and shall have no responsibility for action taken or not taken by the Trustee, for determining the propriety of accepting premium payments or other contributions, for making payments in accordance with the direction of the Trustee, or for the application of such payments. The Insurer shall be fully protected in dealing with any representative of the Employer or any one of a group of individuals acting as Trustee. Until an Insurer receives written notice of a change of Trustee at its home office, the Insurer shall be fully protected in dealing with any party acting as Trustee according to the latest information received by the Insurer at its home office.
3.10.10 No Responsibility for Act of Insurer. Neither the Employer, the Plan Administrator, nor the Trustee shall be responsible for any of the following, nor shall they be liable for instituting action in connection with:
(a)	The validity of Life Insurance Policies or policy provisions;

(b)	Failure or refusal by the Insurer to provide benefits under a policy;

(c)	An act by a person that may render a policy invalid or unenforceable; or

(d)	Inability to perform or delay in performing an act, which inability or delay is occasioned by a provision of a policy or a restriction imposed by the Insurer.

ARTICLE XI
MISCELLANEOUS
3.11.1 No Reversion to Employer. Except as specifically provided in the Plan, no part of the corpus or income of the Trust shall revert to the Employer or be used for, or diverted to, purposes other than for the exclusive benefit of Participants and their Beneficiaries.
3.11.2 Employer Actions. Any action by the Employer pursuant to the provisions of the Plan shall be evidenced by appropriate resolution or by written instrument executed by any person authorized by the Employer to take such action.
3.11.3 Execution of Receipts and Releases. Any payment to any person eligible to receive benefits under this Plan, in accordance with the provision of the Plan or the Trust, shall, to the extent thereof, be in full satisfaction of all claims hereunder. The Plan Administrator may require such person, as a condition precedent to such payment, to execute a receipt and release therefore in such form as it shall determine.
3.11.4 Rights of Participants Limited. Neither the creation of this Plan and the Trust nor anything contained in this Plan or the Adoption Agreement shall be construed as giving any Participant, Beneficiary, or Employee any equity or other interest in the assets, business, or affairs of the Employer, or the right to complain about any action taken by or about any policy adopted or pursued by the Employer, or as giving any Employee the right to be retained in the service of the Employer; and all Employees shall remain subject to discharge to the same extent as if the Plan had never been executed. Prior to the time that distributions are made in conformity with the provisions of the Plan, neither the Participants nor their spouses, Beneficiaries, heirs-at-law, or legal representatives shall receive or be entitled to receive cash or any other thing of current exchangeable value from either the Employer or the Trustee as a result of the Plan or the Trust.
3.11.5 Inalienability. The right of any Participant or his Beneficiary in any distribution hereunder or to any Account shall not be subject to alienation, assignment, or transfer, voluntarily or involuntarily, by operation of law or otherwise, except as may be expressly permitted herein. No Participant shall assign, transfer, or dispose of such right, nor shall any such right be subjected to attachment, execution, garnishment, sequestration, or other legal, equitable, or other process. The preceding shall also apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Participant pursuant to a domestic relations order, unless such order is determined to be a Qualified Domestic Relations Order or any domestic relations order entered before January 1, 1985.
The preceding provisions shall not apply to judgments, orders, and decrees issued, and settlement agreements entered into, on or after August 5, 1997, that offset a Participant’s benefits provided under this Plan if:
(a)	The order or requirement to pay arises:
(1)	Under a judgment of conviction for a crime involving this Plan,

(2)	Under a civil judgment (including a consent order or decree) entered by a court in an action brought in connection with a violation (or alleged violation) of Part 4 of Subtitle B of Title I of the Act, or

(3)	Pursuant to a settlement agreement between the Secretary of Labor and the Participant, or a settlement agreement between the Pension Benefit Guaranty Corporation and the Participant, in connection with a violation (or alleged violation) of Part 4 of such subtitle by a Fiduciary or any other person,

(b)	The judgment, order, decree, or settlement agreement expressly provides for the offset of all or part of the amount ordered or required to be paid to the Plan against the Participant’s benefits provided under the Plan, and

(c)	In a case in which the survivor annuity requirements of Code section 401(a)(11) apply with respect to distributions from the Plan to the Participant, if the Participant has a spouse at the time at which the offset is to be made:
(1)	Either such spouse has consented in writing to such offset and such consent is witnessed by a notary public or representative of the Plan (or it is established to the satisfaction of a Plan representative that such consent may not be obtained by reason of circumstances described in Code section 417(a)(2)(B)), or an election to waive the right of the spouse to either a Qualified Joint and Survivor Annuity or a Qualified Preretirement Survivor Annuity is in effect in accordance with the requirements of Code section 417(a),

(2)	Such spouse is ordered or required in such judgment, order, decree, or settlement to pay an amount to the Plan in connection with a violation of Part 4 of such subtitle, or

(3)	In such judgment, order, decree, or settlement, such spouse retains the right to receive the survivor annuity under a Qualified Joint and Survivor Annuity or under a Qualified Preretirement Survivor Annuity, ) where such survivor annuity equals the survivor annuity determined under the Plan assuming that:
(i)	The Participant terminated employment on the date of the offset,

(ii)	There was no offset,

(iii)	Benefits commence at the Participant’s Normal Retirement Date (or current age if later),

(iv)	The Qualified Joint and Survivor Annuity survivor percentage is fifty percent (50%) (even if another percentage is selected in the definition of Qualified Joint and Survivor Annuity), and

(v)	The Qualified Preretirement Survivor Annuity is fifty percent (50%) of such Qualified Joint and Survivor Annuity.
In the event a Participant’s benefits are attached by order of any court, the Plan Administrator may bring an action for a declaratory judgment in a court of competent jurisdiction to determine the proper recipient of the benefits to be paid by the Plan. During the pendency of the action, the Plan Administrator shall cause any benefits payable to be paid to the court for distribution by the court as it considers appropriate.
3.11.6 Qualified Domestic Relations Orders. The Plan Administrator shall adhere to the terms of any judgment, decree, or order (including approval of a property settlement agreement) that relates to the provision of child support, alimony payments, or marital property rights to a spouse, former spouse, child, or other dependent of a Participant and is made pursuant to a state domestic relations law (including a community property law) and that creates or recognizes the existence of an Alternate Payee’s right to, or assigns to an Alternate Payee the right to, receive all or a portion of the benefits payable with respect to a Participant.
Any such domestic relations order must clearly specify the name and last known mailing address of the Participant and the name and mailing address of each Alternate Payee covered by the order, the amount or percentage of the Participant’s benefit to be paid by the Plan to each such Alternate Payee, or the manner in which such amount or percentage is to be determined, the number of payments or period to which such order applies, and each plan to which such order applies.
Any such domestic relations order shall not require the Plan to provide any type or form of benefit or any option not otherwise provided under the Plan, to provide increased benefits, or the payment of benefits to an Alternate Payee that are required to be paid to another Alternate Payee under another order previously determined to be a Qualified Domestic Relations Order. Notwithstanding the foregoing sentence, the Employer may elect to permit distributions to an Alternate Payee before the Participant has separated from service, on or after the date on which the Participant attains or would have attained the earliest retirement age under the Plan, as if the Participant had retired on the date on which such payment is to begin under such order. For this purpose, the “earliest retirement age” under the Plan means the earlier of: (a) the date on which the Participant is entitled to a distribution under the Plan, or (b) the later of the date the Participant attains age fifty (50), or the earliest date on which the Participant could begin receiving benefits under the Plan if the Participant separated from service.
The payment of benefits to an Alternate Payee before the Participant has severed from employment shall be determined as if the Participant had retired, or otherwise terminated employment, on the date on which such payment is to begin under the Qualified Domestic Relations Order, (but taking into account only the benefits actually accrued), and may be paid in any form in which such benefits may be paid under the Plan to the Participant (other than the form of a Joint and Survivor Annuity with respect to the Alternate Payee and his subsequent spouse).
If the Employer so elects in the Adoption Agreement, distributions to an Alternate Payee are permitted while the Participant continues to be employed on or after the date a Domestic Relations Order is determined to be a Qualified Domestic Relations Order by the Plan Administrator.
To the extent provided in the Qualified Domestic Relations Order, the former spouse of a Participant shall be treated as a surviving spouse of such Participant for purposes of Code sections 401(a)(11) and 417 (and any spouse of the Participant shall not be treated as a spouse of the Participant for such purposes) and if married for at least one (1) year to the Participant, the surviving former spouse shall be treated as meeting the requirements of Code section 417(d).
The Plan Administrator shall promptly notify the Participant and each Alternate Payee of the receipt of a domestic relations order by the Plan and the Plan’s procedures for determining the qualified status of domestic relations orders. Within a reasonable period after receipt of a domestic relations order, the Plan Administrator shall determine whether such order is a Qualified Domestic Relations Order and shall notify the Participant and each Alternate Payee of such determination. If the Participant or any affected Alternate Payee disagrees with the determinations of the Plan Administrator, the Plan Administrator shall treat the disagreeing party as a claimant and follow the claims procedure of the Plan. The Plan Administrator may bring an action for a declaratory judgment in a court of competent jurisdiction to determine the proper recipient of the benefits to be paid by the Plan.
During any period in which the issue of whether a domestic relations order is a Qualified Domestic Relations Order is being determined (by the Plan Administrator, by a court of competent jurisdiction or otherwise), the Plan Administrator shall separately account for the amounts that would have been payable to the Alternate Payee during such period if the order had been determined to be a Qualified Domestic Relations Order. If, within the eighteen (18) month period beginning on the date on which the first payment would be required to be made under the domestic relations order, the order (or modification thereof) is determined to be a Qualified Domestic Relations Order, the Plan Administrator shall pay the segregated amounts, including any interest thereon, to the person or persons entitled thereto. If within such eighteen (18) month period it is determined that the order is not a Qualified Domestic Relations Order or the issue whether such order is a Qualified Domestic Relations Order is not resolved, then the Plan Administrator shall pay the segregated amounts, including any interest thereon, to the person or persons who would have been entitled to such amounts if there had been no order. Any determination that an order is a Qualified Domestic Relations Order that is made after the close of the eighteen (18) month period shall be applied prospectively only.
Short Form. Distributions to an Alternate Payee are permitted while the Participant continues to be employed, upon determination by the Plan Administrator that a domestic relations order is a Qualified Domestic Relations Order, pursuant to Code section 414(p).
3.11.7 Missing Persons. If the Trustee mails by registered or certified mail, postage prepaid, to the last known address of a Participant or Beneficiary, a notification that the Participant or Beneficiary is entitled to a distribution and if (a) the notification is returned by the post office because the addressee cannot be located at such address and if neither the Employer, the Plan Administrator nor the Trustee shall have any knowledge of the whereabouts of such Participant or Beneficiary within three (3) years from the date such notification was mailed, or (b) within three (3) years after such notification was mailed to such Participant or Beneficiary, he does not respond thereto by informing the Trustee of his whereabouts, the ultimate disposition of the then undistributed vested Account balance of such Participant or Beneficiary shall be determined in accordance with the then applicable Federal laws, rules, and regulations.
3.11.8 Notices. Any notice or direction to be given in accordance with the Plan shall be deemed to have been effectively given if hand delivered to the recipient or sent by certified mail, return receipt requested, to the recipient at the recipient’s last known address. At any time that a group of individuals is acting in a Fiduciary capacity, notice to such Fiduciary may be given by giving notice to any one or more of such individuals.
3.11.9 Governing Law. The provisions of this Plan shall be construed, administered, and enforced in accordance with the provisions of the Act and, to the extent applicable, the laws of the state specified in the Adoption Agreement. All contributions to the Trust shall be deemed to take place in such state.
3.11.10 Severability of Provisions. In the event that any provision of this Plan shall be held to be illegal, invalid, or unenforceable for any reason, said illegality, invalidity, or unenforceability shall not affect the remaining provisions, but shall be fully severable, and the Plan shall be construed and enforced as if said illegal, invalid, or unenforceable provisions had never been inserted herein.
3.11.11 Gender and Number. Whenever appropriate, words used in the singular shall include the plural, and the masculine gender shall include the feminine gender and vice versa.
3.11.12 Binding Effect. The Plan and Adoption Agreement, and all actions and decisions hereunder, shall be binding upon the heirs, executors, administrators, successors, and assigns of any and all parties hereto and Participants, present and future, and their Beneficiaries.

Appendix A
Age-Weighted Tables
Table I

	UP84	- male/female			G71 - male
NRA	7.50%	8.00%	8.50%	7.50%	8.00%	8.50%
50	133.39558	127.81104	122.64462	133.87491	128.27223	123.08767
51	131.68326	126.25593	121.22873	132.15556	126.71284	121.66974
52	129.91096	124.64274	119.75675	130.37691	125.09602	120.19650
53	128.08231	122.97462	118.23141	128.53619	123.41915	118.66534
54	126.19427	121.24857	116.65005	126.63053	121.67908	117.07298

55	124.24537	119.46290	115.01035	124.65642	119.87202	115.41560
56	122.23012	117.61205	113.30687	122.60942	117.99381	113.68869
57	120.15072	115.69789	111.54129	120.48454	116.03902	111.88699
58	118.01011	113.72295	109.71577	118.27602	114.00182	110.00446
59	115.81245	111.69104	107.83357	115.98196	111.88010	108.03873

60	113.55288	109.59709	105.88958	113.61351	109.68388	105.99902
61	111.23508	107.44439	103.88693	111.17770	107.42004	103.89146
62	108.86392	105.23735	101.82937	108.67722	105.09058	101.71801
63	106.44537	102.98163	99.72218	106.11093	102.69407	99.47675
64	103.98697	100.68415	97.57192	103.47950	100.23073	97.16756

65	101.49368	98.34959	95.38290	100.79213	97.70930	94.79850
66	98.97540	95.98734	93.16400	98.06584	95.14576	92.38490
67	96.44411	93.60886	90.92637	95.31689	92.55574	89.94173
68	93.89662	91.21125	88.66695	92.55865	89.95208	87.48110
69	91.32062	88.78211	86.37369	89.79449	87.33800	85.00626

70	88.70352	86.30928	84.03460	87.04327	84.73176	82.53467
71	86.04948	83.79645	81.65305	84.32727	82.15516	80.08784
72	83.36293	81.24763	79.23264	81.65112	79.61276	77.67027
73	80.64861	78.66750	76.77767	78.99038	77.08109	75.25922
74	77.92240	76.07114	74.30287	76.31234	74.52798	72.82319

75	75.19300	73.46702	71.81622	73.59988	71.93665	70.34555
76	72.47065	70.86510	69.32745	70.85419	69.30790	67.82691
77	69.76697	68.27672	66.84769	68.10189	66.66751	65.29201
78	67.09586	65.71559	64.39026	65.39577	64.06704	62.79139
79	64.44038	63.16517	61.93914	62.76892	61.53910	60.35702

80	61.81054	60.63528	59.50387	60.22700	59.08950	57.99492

	G71 - female				G83 - male
NRA	7.50%	8.00%	8.50%	7.50%	8.00%	8.50%
50	144.90527	138.26324	132.16028	138.63492	132.59926	127.03027
51	143.60635	137.11101	131.13533	137.10255	131.22171	125.78854
52	142.23274	135.88840	130.04425	135.50742	129.78433	124.49022
53	140.78142	134.59258	128.88425	133.84552	128.28325	123.13102
54	139.24881	133.21983	127.65148	132.11209	126.71333	121.70618

55	137.63167	131.76671	126.34254	130.30165	125.06941	120.21023
56	135.92700	130.22987	124.95377	128.40761	123.34502	118.63663
57	134.13313	128.60760	123.48346	126.42384	121.53326	116.97877
58	132.24942	126.89888	121.93011	124.34516	119.62924	115.23140
59	130.27652	125.10399	120.29366	122.16888	117.63004	113.39128

60	128.21500	123.22312	118.57417	119.89545	115.53522	111.45762
61	126.06589	121.25681	116.77169	117.52676	113.34643	109.43158
62	123.82951	119.20499	114.88587	115.06712	111.06731	107.31606
63	121.50521	117.06681	112.91550	112.52366	108.70404	105.11699
64	119.09157	114.84023	110.85811	109.90545	106.26530	102.84183

65	116.58681	112.52340	108.71172	107.22400	103.76178	100.50089
66	113.98596	110.11094	106.47042	104.49343	101.20648	98.10645
67	111.28113	107.59468	104.12611	101.72785	98.61320	95.67153
68	108.46410	104.96593	101.66982	98.93819	95.99223	93.20585
69	105.54134	102.23046	99.10625	96.13028	93.34889	90.71464

70	102.53171	99.40595	96.45211	93.30456	90.68378	88.19812
71	99.46349	96.51942	93.73310	90.45657	87.99231	85.65193
72	96.37133	93.60395	90.98105	87.57864	85.26683	83.06821
73	93.27601	90.67967	88.21532	84.66842	82.50491	80.44450
74	90.18710	87.75586	85.44496	81.73067	79.71081	77.78463

75	87.11538	84.84304	82.68002	78.77675	76.89552	75.09910
76	84.06201	81.94230	79.92174	75.82433	74.07600	72.40433
77	81.02953	79.05620	77.17252	72.89544	71.27376	69.72120
78	78.02448	76.19112	74.43866	70.00987	68.50821	67.06872
79	75.05164	73.35197	71.72505	67.18340	65.79488	64.46223

80	72.12192	70.54948	69.04218	64.42863	63.14638	61.91418

	G83 - female				I71 - male
NRA	7.50%	8.00%	8.50%	7.50%	8.00%	8.50%
50	147.91302	140.92288	134.51962	136.59149	130.66277	125.19499
51	146.76982	139.91631	133.63052	135.09132	129.30840	123.96842
52	145.56105	138.84839	132.68423	133.55057	127.91486	122.70451
53	144.28224	137.71524	131.67719	131.96756	126.48077	121.40180
54	142.93045	136.51337	130.60559	130.34036	125.00422	120.05840

55	141.50316	135.24040	129.46710	128.66701	123.48285	118.67197
56	139.99799	133.89372	128.25923	126.94415	121.91390	117.23962
57	138.41386	132.47191	126.98009	125.16914	120.29424	115.75829
58	136.74878	130.97319	125.62766	123.33832	118.62031	114.22449
59	135.00087	129.39540	124.20000	121.44854	116.88880	112.63481

60	133.16838	127.73611	122.69443	119.49602	115.09599	110.98557
61	131.24841	125.99266	121.10789	117.47707	113.23811	109.27267
62	129.23820	124.16174	119.43694	115.38790	111.31123	107.49220
63	127.13458	122.24028	117.67835	113.22541	109.31195	105.64069
64	124.93456	120.22482	115.82841	110.98680	107.23723	103.71486

65	122.63529	118.11200	113.88367	108.67109	105.08606	101.71346
66	120.23364	115.89850	111.84019	106.27953	102.85897	99.63642
67	117.72697	113.58125	109.69447	103.81445	100.55810	97.48575
68	115.11600	111.16051	107.44659	101.27956	98.18649	95.26405
69	112.40616	108.64074	105.10009	98.67918	95.74812	92.97465

70	109.60621	106.03004	102.66224	96.01785	93.24705	90.62141
71	106.72905	103.34048	100.14451	93.30055	90.68764	88.20808
72	103.79031	100.58642	97.56031	90.53223	88.07468	85.73910
73	100.80493	97.78230	94.92322	87.71814	85.41285	83.21877
74	97.78660	94.94115	92.24557	84.86385	82.70737	80.65186

75	94.74739	92.07442	89.53842	81.97568	79.96405	78.04391
76	91.69794	89.19222	86.81143	79.06057	77.18962	75.40114
77	88.64714	86.30317	84.07282	76.12621	74.39142	72.73066
78	85.60244	83.41460	81.32977	73.18116	71.57761	70.04018
79	82.56990	80.53235	78.58787	70.23399	68.75650	67.33794

80	79.55392	77.66068	75.85136	67.29335	65.93657	64.63201

	I71 - female				I83 - male
NRA	7.50%	8.00%	8.50%	7.50%	8.00%	8.50%
50	145.27345	138.55022	132.37967	140.91751	134.59421	128.77736
51	144.00299	137.42172	131.37393	139.58740	133.40520	127.71147
52	142.66699	136.23143	130.31013	138.20573	132.16762	126.59975
53	141.26707	134.98100	129.18979	136.76822	130.87721	125.43825
54	139.80559	133.67233	128.01442	135.27022	129.52931	124.22237

55	138.28543	132.30786	126.78642	133.70628	128.11873	122.94695
56	136.70839	130.88954	125.50736	132.07126	126.64031	121.60671
57	135.07635	129.41867	124.17855	130.35991	125.08850	120.19650
58	133.38971	127.89588	122.80050	128.56627	123.45756	118.71015
59	131.64841	126.32069	121.37219	126.68475	121.74173	117.14211

60	129.84888	124.68968	119.89085	124.71191	119.93716	115.48811
61	127.98476	122.99654	118.34991	122.64626	118.04228	113.74637
62	126.04571	121.23108	116.73965	120.48904	116.05761	111.91704
63	124.01839	119.38033	115.04700	118.24356	113.98596	110.00253
64	121.88731	117.42877	113.25709	115.91489	111.83218	108.00687

65	119.63954	115.36368	111.35684	113.50918	109.60117	105.93467
66	117.26546	113.17531	109.33646	111.03240	107.29890	103.79118
67	114.76195	110.85983	107.19194	108.49094	104.93080	101.58132
68	112.13113	108.41859	104.92365	105.89092	102.50282	99.31059
69	109.37867	105.85674	102.53592	103.23881	100.02051	96.98409

70	106.51318	103.18160	100.03551	100.54041	97.48946	94.60693
71	103.54390	100.40190	97.42999	97.80114	94.91457	92.18357
72	100.48090	97.52644	94.72774	95.02578	92.30039	89.71836
73	97.33402	94.56453	91.93686	92.21877	89.65089	87.21460
74	94.11313	91.52514	89.06599	89.38364	86.96923	84.67558

75	90.82800	88.41741	86.12322	86.52577	84.26062	82.10585
76	87.48845	85.25047	83.11730	83.65211	81.53162	79.51167
77	84.10457	82.03371	80.05694	80.77127	78.79035	76.90089
78	80.68719	78.77757	76.95184	77.89309	76.04643	74.28268
79	77.24883	75.49375	73.81338	75.02843	73.31034	71.66727

80	73.80450	72.19685	70.65545	72.18888	70.59340	69.06559

	I83 - female			G83 - 50/50 blend
NRA	7.50%	8.00%	8.50%	7.50%	8.00%	8.50%
50	148.15100	141.09944	134.64568	142.96988	136.50050	130.55119
51	147.05406	140.13394	133.79305	141.61377	135.29164	129.47044
52	145.90085	139.11630	132.89178	140.19287	134.02167	128.33231
53	144.68849	138.04356	131.93953	138.70319	132.68671	127.13249
54	143.41400	136.91241	130.93291	137.14035	131.28218	125.86707

55	142.07372	135.24040	135.71965	135.50061	129.80421	124.53176
56	140.66418	133.89372	134.46191	133.77962	128.24854	123.12223
57	139.18233	132.47191	133.13576	131.97313	126.61064	121.63393
58	137.62485	130.97319	131.73755	130.07793	124.88714	120.06329
59	135.98819	129.39540	130.26413	128.09181	123.07571	118.40765

60	134.27019	128.71306	123.56113	126.01379	121.17482	116.66528
61	132.46928	127.08224	122.08134	123.84377	119.18411	114.83548
62	130.58479	125.37126	120.52419	121.58291	117.10397	112.9183
63	128.61720	123.57960	118.88966	119.23342	114.93645	110.91517
64	126.56706	121.70795	117.17753	116.79882	112.68443	108.82849

65	124.43398	119.75546	115.38697	114.28428	110.35238	106.66235
66	122.21593	117.71976	113.51550	111.69566	107.94578	104.42131
67	119.90926	115.59705	111.55884	109.03972	105.47054	102.11105
68	117.50813	113.38139	109.51103	106.32292	102.93255	99.73679
69	115.00637	111.06619	107.36526	103.55064	100.33683	97.30324

70	112.40035	108.64758	105.11721	100.72765	97.68764	94.81405
71	109.69025	106.12501	102.76605	97.85741	94.98814	92.27195
72	106.87985	103.50166	100.31418	94.94323	92.24105	89.6795
73	103.97594	100.78369	97.76710	91.99074	89.45176	87.04153
74	100.98827	97.98005	95.13290	89.00923	86.62891	84.36604

75	97.92718	95.10007	92.42042	86.01041	83.78374	81.66405
76	94.80299	92.15358	89.63850	83.00905	80.93050	78.94916
77	91.62602	89.15000	86.79614	80.02145	78.08511	76.23672
78	88.40592	86.09861	83.90184	77.06220	75.26165	73.54055
79	85.15211	83.00822	80.96399	74.14289	72.47154	70.87187

80	81.87574	79.88931	77.99260	71.27254	69.72387	68.23969

	GAR
NRA	7.50%	8.00%	8.50%
50	144.66357	138.03784	131.95119
51	143.30405	136.82698	130.86949
52	141.86853	135.54434	129.72020
53	140.35698	134.18947	128.50233
54	138.76709	132.76016	127.21368

55	137.09410	131.25116	125.84917
56	135.33905	129.66351	124.40922
57	133.50423	127.99902	122.89558
58	131.59505	126.26231	121.31211
59	129.61377	124.45566	119.66088

60	127.55850	122.57665	117.93940
61	125.43149	120.62740	116.14915
62	123.24136	118.61538	114.29734
63	120.98935	116.54224	112.38506
64	118.68845	114.41988	110.42379

65	116.33940	112.24870	108.41366
66	113.94389	110.03037	106.35605
67	111.50807	107.77058	104.25637
68	109.02035	105.45798	102.10343
69	106.45750	103.06983	99.87505

70	103.81262	100.59907	97.56403
71	101.07156	98.03152	95.15617
72	98.24187	95.37407	92.65754
73	95.34370	92.64577	90.08628
74	92.37423	89.84346	87.43903

75	89.33565	86.96893	84.71690
76	86.23708	84.03058	81.92786
77	83.08691	81.03609	79.07889
78	79.93101	78.03008	76.21336
79	76.78197	75.02472	73.34282

80	73.65159	72.03147	70.47867

Age-Weighted
TABLE II

		discount factor
years to NRA	7.50%	8.00%	8.50%
at or over NRA	1.00000	1.00000	1.00000
1	0.93023	0.92593	0.92166
2	0.86533	0.85734	0.84946
3	0.80496	0.79383	0.78291
4	0.74880	0.73503	0.72157

5	0.69656	0.68058	0.66505
6	0.64796	0.63017	0.61295
7	0.60275	0.58349	0.56493
8	0.56070	0.54027	0.52067
9	0.52158	0.50025	0.47988

10	0.48519	0.46319	0.44229
11	0.45134	0.42888	0.40764
12	0.41985	0.39711	0.37570
13	0.39056	0.36770	0.34627
14	0.36331	0.34046	0.31914

15	0.33797	0.31524	0.29414
16	0.31439	0.29189	0.27110
17	0.29245	0.27027	0.24986
18	0.27205	0.25025	0.23028
19	0.25307	0.23171	0.21224

20	0.23541	0.21455	0.19562
21	0.21899	0.19866	0.18029
22	0.20371	0.18394	0.16617
23	0.18950	0.17032	0.15315
24	0.17628	0.15770	0.14115

25	0.16398	0.14602	0.13009
26	0.15254	0.13520	0.11990
27	0.14190	0.12519	0.11051
28	0.13200	0.11591	0.10185
29	0.12279	0.10733	0.09387

30	0.11422	0.09938	0.08652
31	0.10625	0.09202	0.07974
32	0.09884	0.08520	0.07349
33	0.09194	0.07889	0.06774
34	0.08553	0.07305	0.06243

35	0.07956	0.06763	0.05754
36	0.07401	0.06262	0.05303
37	0.06885	0.05799	0.04888
38	0.06404	0.05369	0.04505
39	0.05958	0.04971	0.04152

40	0.05542	0.04603	0.03827
41	0.05155	0.04262	0.03527

		discount factor
years to NRA	7.50%	8.00%	8.50%
42	0.04796	0.03946	0.03251
43	0.04461	0.03654	0.02996
44	0.04150	0.03383	0.02761

45	0.03860	0.03133	0.02545
46	0.03591	0.02901	0.02345
47	0.03340	0.02686	0.02162
48	0.03107	0.02487	0.01992
49	0.02891	0.02303	0.01836

50	0.02689	0.02132	0.01692

Appendix B
INSURANCE ADDENDUM
Notwithstanding anything in the Plan to the contrary, if the Employer elects in the Adoption Agreement to fund the Plan exclusively with Insurance Contracts, the Plan shall be deemed a “Non-Trusteed Plan”. As such, the following provisions shall apply, and all references to the Trustee and the Trust Fund shall be construed to apply to the annuity contracts as described in this Addendum. Any duties of the Trustees, including but not limited to the establishment of a Participant loan program, that do not expressly apply to the annuity contracts shall apply to the Plan Administrator.
1. Purchase of Contracts. The benefits provided under this Plan shall be funded exclusively through the purchase of annuity Contracts issued by an Insurance Company. The provisions of this Addendum shall apply to any such Contracts which, as determined by the Employer, will not be held by the Trustee. The Employer shall pay within a reasonable period of time all contributions that are made to this Plan to the Insurer for the purchase of such Contracts.
2. Employer Designated as Owner Each Contract shall designate the Employer as sole owner, with rights reserved to said Employer to exercise those rights or options contained therein that apply to the owner of the Contract. All such Contracts shall be held by the Employer who shall have the power and right to take such actions with respect to such Contracts as shall be in accordance with this Plan for the exclusive purpose of providing benefits to Participants. The Employer shall be treated as Trustee to the extent that the Contracts are treated as trusts pursuant to Code Section 401(f).
3. Type of Contracts(s) The Employer shall have the right to determine whether to have fixed of a combination of fixed and variable Contracts and whether to have group or individual Contracts. The Employer shall base its decision on which Contract(s) would be more beneficial for the Participants and on the administrative tasks imposed by each Contract. Such decision shall be in the sole discretion of the Employer.
4. Voting Rights The Employer shall solicit and act in accordance with the instructions of the Participant in regard to any voting rights that pertain to a Contract for a variable accumulation of benefits. During the accumulation period, Participants will have the right to instruct the Employer with respect to the votes attributable to any Vested interest they have in the Contract. All other votes entitled to be cast during the accumulation period may be cast by the Employer in its sole discretion. During the annuity period, every Participant will have the right to instruct the Employer with respect to all votes attributable to the amount of assets established in the appropriate separate account to meet the annuity obligations related to such Participant. The Insurer will provide all notices and proxy materials to the Employer for distribution to the Participants. The Employer may cast all votes for which instruction were not received in accordance with the Employer’s sole discretion.
5. Certificate of Participant The Insurer shall issue a certificate of participant and/or a Contract, as applicable, to each Participant. Each such certificate of participation shall set forth in substance the benefits or other rights to which such Participant is entitled under the Contract.
6. Insurer Indemnification The Employer agrees to indemnify and hold harmless the Insurer against any and all claims, losses, damages, expenses and liabilities the Insurer may incur in the exercise and performance of the Insurer’s duties hereunder, unless the same are determined to be due to gross negligence or willful misconduct on the part of the Insurer.

DATAIR Mass Submitter EGTRRA Prototype and Volume Submitter
Cash or Deferred Profit Sharing Plans
2009 Core Amendment
Section 1. General Rules
1.1. Adoption and Purpose. The purpose of this Amendment is to amend certain provisions of the Plan. The Mass Submitter hereby adopts this Amendment on behalf of all employers.
1.2. Precedence. The requirements of this Amendment will take precedence over any inconsistent provisions of the Plan, including any previous amendments adopted by the Employer. Where appropriate, the term “Plan” shall mean the Plan and Trust.
1.3. Requirement of Treasury Regulations Incorporated. This Amendment incorporates provisions from sections 402A and 414(v) of Internal Revenue Code into the Plan.
1.4. Effective Date. This Amendment shall be effective for plans adopted on or after March 31, 2008.
Section 2. Limitation on Catch-Up Contributions.
The last sentence in the first paragraph of Section 2.2.2(c) of the Plan has been amended to provide that:
     Catch-up Contributions for a Participant for a taxable year may not exceed the lesser of:
(1)	the dollar limit on Catch-up Contributions under Code section 414(v)(2)(B)(i),

or

(2)	when added to the Participant’s other Elective Deferrals, one hundred percent 100% of the Participant’s Compensation for the taxable year that is available after all other withholdings.
Section 3. Roth Contributions.
Section 2.2.2(a) of the Plan has been amended by inserting the following provisions after the first paragraph in this section.
Short Form. Roth Deferrals shall be permitted in the Plan. A Participant may designate all or a portion of his Elective Deferrals as Roth Deferrals.

Required Amendment for Cross-Tested Plans
DATAIR EGTRRA Defined Contribution Basic Plan 01
The Following Amendment has been adopted by DATAIR Employee Benefit Systems, Inc. on behalf of all adopting Employers of the DATAIR Defined Contribution Basic Plan 01.
Notwithstanding anything in the Plan to the contrary, on or after June 5, 2009, the following provision shall apply to any Plan Year in which the Employer intends to rely on Treasury Regulations section 1.401(a)(4)-8 (cross testing) in satisfying Code section 401(a)(4):
In the event that the Plan is Top-Heavy for a Plan Year, any Non-Highly Compensated Employee eligible for a Minimum Top-Heavy Allocation in Subsection 2.6.1(a) of the Plan shall receive an allocation equal to the greater of the Minimum Top-Heavy Allocation or the amount determined above. Any allocation in excess to the Minimum Top-Heavy Allocation determined without regard to this provision must be made to this Plan and may not be made to another Plan in a Top-Heavy Allocation group.

DATAIR
2009 Waiver of Required Minimum Distribution Amendment
for Defined Contribution Plans
Section 1. General Rules
1.1. Adoption and Effective Date. The purpose of this Amendment is to provide for the waiver of the 2009 required minimum distribution; for a Participant’s election to request the payment of the required minimum distribution from the Plan; and to provide that when paid under this election, the required minimum distribution will be treated as an Eligible Rollover Distribution. This Amendment is effective for the calendar year beginning January 1, 2009. All provisions in this Amendment are limited to the 2009 Distribution Calendar Year.
1.2. Precedence. The requirements of this Amendment will take precedence over any inconsistent provisions of the Plan, including any previous amendments adopted by the Employer. Where appropriate, the term “Plan” shall mean the Plan and Trust.
1.3. Requirement of Treasury Regulations Incorporated. This Amendment incorporates changes to sections 401(a)(9), Required Minimum Distributions and 402(c)(4), Eligible Rollover Distributions, of the Internal Revenue Code (“the Code”); as outlined in the Worker, Retiree, and Employer Recovery Act of 2008 (WRERA) into the Plan.
Section 2. Required Minimum Distributions
2.1. Provisions. Sections 2.2.5, 2.2.6, and 2.5.4 of the Plan are amended pursuant to section 401(a)(9)(H) of the Code to provide for the waiver of the required minimum distributions for the 2009 Distribution Calendar Year.
(a)	The Plan will suspend all required minimum distributions attributable to the 2009 Distribution Calendar Year. These required minimum distributions will not be distributed from the Plan unless a Participant submits a written request electing to receive a distribution for 2009.

(b)	The Required Beginning Date for any Participant who attains age 70 1/2 in 2009 will be postponed from April 1, 2010 until December 31, 2010. The Plan will not be required to make a distribution under this provision until December 31, 2010 unless a Participant submits a written request electing to receive a distribution for 2009.

(c)	The required minimum distribution payable during the lifetime of a Participant or after the death of a Participant to their Designated Beneficiary that is attributable to the 2009 Distribution Calendar Year shall not be distributed unless a Participant or the Designated Beneficiary submits a written request electing to receive a distribution for 2009.
2.2. Individual Election. A Participant or a Designated Beneficiary may request that the Plan make a required minimum distribution for the 2009 Distribution Calendar Year by completing an individual election form. When made this distribution will be treated as an Eligible Rollover Distribution from the Plan.
(a)	Where a required minimum distribution is payable and the five year rule applies with respect to a deceased Participant’s account, then the required minimum distribution for the 2009 Distribution Calendar Year will be disregarded in the calculation of the five year period; resulting in a one year extension of this rule.

Section 3. Asset Rollovers and Transfers — Required Minimum Distributions
3.1. Provision. Section 2.5.4(h) and the definition of Eligible Rollover Distribution are amended pursuant to section 402(c)(4) of the Code to provide that the required minimum distribution for the 2009 Distribution Calendar Year be treated as an Eligible Rollover Distribution.
(a)	If the Participant requests a rollover of all or a portion of his benefit to another qualified plan during 2009, any amounts that would otherwise be treated as a required minimum distribution for the 2009 Distribution Calendar Year shall be treated as an Eligible Rollover Distribution. The Plan will permit such amounts to be directly rolled into another qualified plan.

THIS AMENDMENT IS FOR DEFINED CONTRIBUTION PLANS ADOPTING AN INTERIM AMENDMENT FOR THE 2006 CUMULATIVE CHANGES.
Eureka Bank Retirement Savings Plan
Section 1. General Rules
1.1. Adoption and Effective Date. The purpose of adopting this Amendment is to incorporate required changes from the 2006 Cumulative List of Changes in Plan Qualification Requirements described in section 4 of Revenue Procedure 2005-66 as modified by Revenue Procedure 2007-44. DATAIR as the sponsor of the Mass-Submitter Prototype Defined Contribution Basic Plan Document #01 (the “Plan”) adopts the following Amendment to the Basic Plan Document #01 effective for Limitation Years beginning on or after 01/01/2007. The provisions of this Amendment shall apply as of this date, including any options elected below.
1.2. Precedence. The requirements of this Article will take precedence over any inconsistent provisions of the Plan, including any previous amendments adopted by the Employer. Where appropriate, the term “Plan” shall mean the Plan and Trust.
1.3. Requirements of Treasury Regulations Incorporated. All matters addressed under this Article will be determined and made in accordance with the Treasury Regulations sections 1.401(a)-2, 1.401(a)(9)-5, 1.401(k)-1, 1.402(c)-2, 1.415(a)-1, through 1.415(j)-1, 1.457-4, 1.457-6 and 1.457-10.
Section 2. Normal Retirement and Benefit Accruals.
2.1 Normal Retirement Age. (For plans subject to section 412(a) of the Internal Revenue Code (“the Code”)) Normal Retirement Age (“NRA”) is the age selected in the Plan or below in the Adoption Section. If the Employer enforces a mandatory retirement age, the Normal Retirement Age is the lesser of that mandatory age or the age specified below in the Adoption Section.
Under the provisions of Treasury Regulations section 1.401(a)-1(b)(2), a plan’s NRA cannot be earlier than what is reasonably representative of the typical retirement age for the industry in which the Participants work. An NRA of 62 or older is deemed to satisfy this requirement. An NRA under 55 is presumed not to satisfy this requirement unless the Commissioner of Internal Revenue determines that the facts and circumstances show otherwise. Whether an NRA between 55 and 62 satisfies this requirement depends on facts and circumstances.
2.2 Discontinuing or Reduction of Accruals.
(a)	Notwithstanding any provision of the Plan to the contrary, the discontinuance or reduction of the accrual of benefits upon the Participant’s attainment of any specified age (including NRA) is not permitted effective May 22, 2007.

(b)	Protection of Accrued Benefits
(1)	General rule. Under section 411(d)(6)(A) of the Code, the Plan will not be a qualified plan (and a trust forming a part of such plan is not a qualified trust) if a Plan amendment decreases the Accrued Benefit of any plan Participant, except as provided in section 412(c)(8) of the Code, section 4281 of the Employee Retirement Income Security Act of 1974 as amended (ERISA), or other applicable law (see, for example, sections 418D and 418E of the Internal Revenue Code, and section 1541(a)(2) of the Taxpayer Relief Act of 1997, Public Law 105-34 (111 Stat. 788, 1085)). For purposes of this Section, a Plan amendment includes any changes to the terms of the Plan, including changes resulting from a merger, consolidation, or transfer (as defined in section 414(l) of the Code) or a plan termination. The protection of section 411(d)(6) of the Code applies to a Participant’s entire Accrued Benefit under the Plan as of the applicable amendment date, without regard to whether the entire Accrued Benefit was accrued before a Participant’s Severance from Employment or whether any portion was the result of an increase in the Accrued Benefit of the Participant pursuant to a Plan amendment adopted after the Participant’s Severance from Employment.
(2)	Plan provisions taken into account.
(i)	Direct or indirect reduction in Accrued Benefit. For purposes of determining whether a Participant’s Accrued Benefit is decreased, all of the amendments to the provisions of the Plan affecting, directly or indirectly, the computation of Accrued Benefits are taken into account. Plan provisions indirectly affecting the computation of Accrued Benefits include, for example, provisions relating to Years of Service and compensation.

(ii)	Amendments effective with the same applicable amendment date. In determining whether a reduction in a Participant’s Accrued Benefit has occurred, all Plan amendments with the same applicable amendment date are treated as one amendment. Thus, if two amendments have the same applicable amendment date and one amendment, standing alone, increases Participants’ Accrued Benefits and the other amendment, standing alone, decreases Participants’ Accrued Benefits, the amendments are treated as one amendment and will only violate section 411(d)(6) of the Code if, for any Participant, the net effect is to decrease Participants’ Accrued Benefit as of that applicable amendment date.

(iii)	Multiple amendments.
(A)	General rule. A Plan amendment violates the requirements of section 411(d)(6) of the Code if it is one of a series of Plan amendments that, when taken together, have the effect of reducing or eliminating a section 411(d)(6) of the Code protected benefit in a manner that would be prohibited by section 411(d)(6) of the Code if accomplished through a single amendment.

(B)	Determination of the time period for combining Plan amendments. For purposes of applying the rule in Paragraph (2)(ii)(A) of this Section, generally only Plan amendments adopted within a 3-year period are taken into account.
(3)	Application of section 411(a) nonforfeitability provisions with respect to section 411(d)(6) of the Code protected benefits.
(i)	In General. The rules of this Section 2.2(b) apply to a Plan amendment that decreases a Participant’s Accrued Benefit, or otherwise places greater restrictions or conditions on a Participant’s rights to section 411(d)(6) of the Code protected benefits, even if the amendment merely adds a restriction or condition that is permitted under the vesting rules in section 411(a)(3) through (11) of the Code. However, such an amendment does not violate section 411(d)(6) of the Code to the extent it applies with respect to benefits that accrue after the applicable amendment date. See section 411(a)(10) and Section 1.411(a)-8 of the Code for additional rules relating to changes in the Plan’s vesting schedule.

(ii)	Exception for changes in the Plan’s vesting computation period, a Plan amendment that satisfies the applicable requirements under 29 CFR 2530.203-2(c) (rules relating to vesting computation periods) does not fail to satisfy the requirements of section 411(d)(6) of the Code merely because the Plan amendment changes the Plan’s vesting computation period.
2.3 Break in Service. In the case of a Participant who has had a Severance from Employment with the Employer and who is subsequently rehired, the period of the Participant’s high 3 Years of Service is calculated by excluding all years for which the Participant performs no services for and receives no compensation from the Employer (referred to as the break period), and by treating the Year of Service immediately prior to and the Year of Service immediately after the break period as if such Years of Service were consecutive.
3. Vesting.
3.1 Amendment of Vesting Schedule. If the Plan’s vesting schedule is amended or the Plan is amended in any way that directly or indirectly affects the computation of a Participant’s nonforfeitable percentage, or if the Plan is deemed amended by an automatic change to or from a Top-Heavy vesting schedule, in the case of an Employee who is a Participant as of the later of the date such amendment or change is adopted or the date it becomes effective, the nonforfeitable percentage (determined as of such date) of such Employee’s Employer-provided Accrued Benefit will not be less than the percentage computed under the Plan without regard to such amendment or change.
3.2 Participant Elections. Furthermore, each Participant with at least 3 Years of Service with the Employer may elect within a reasonable period after the adoption of the amendment or change, to have his nonforfeitable percentage computed under the Plan without regard to such amendment or change. For Participants who do not have at least one Hour of Service in any Plan Year beginning after December 31, 1988, the preceding sentence shall be applied by substituting “5 years of service” for “3 Years of Service” where such language appears. The period during which the election may be made shall commence with the date the amendment is adopted or deemed to be made and shall end on the latest of:
(a)	60 days after the amendment is adopted;

(b)	60 days after the amendment becomes effective; or

(c)	60 days after the Participant is issued written notice of the amendment by the Employer or Plan Administrator.
With respect to benefits accrued as of the later of the adoption or effective date of the amendment, the vested percentage of each Participant will be the greater of the vested percentage under the old vesting schedule or the vested percentage under the new vesting schedule.
Section 4. Compensation
4.1 Limitation on Compensation. The definition of Compensation used in applying the limitations of section 415 of the Code shall not reflect compensation for a year that is in excess of the limitation of section 401(a)(17) of the Code that applies to that year.
4.2 Limitation on Compensation in Prior Years. The Plan will not be treated as failing to satisfy Section 4.1 merely because, under provisions of the Plan adopted and in effect before April 5, 2007, the Plan’s definition of Compensation used for purposes of the limitations of section 415(c) of the Code reflects compensation for a year in excess of the limitation of section 401(a)(17) of the Code that applies to that year.
4.3 Section 415 Compensation.
(a)	Except as otherwise provided in this Section 4.3 and the Adoption Section, in order to be taken into account for a Limitation Year, compensation within the meaning of section 415(c)(3) of the Code must be actually paid or made available to an Employee (or, if earlier, includible in the gross income of the Employee) within the Limitation Year. For this purpose, compensation is treated as paid on a date if it is actually paid on that date or it would have been paid on that date but for an election under Section 401(k), 403(b), 408(k), 408(p)(2)(A)(i), 457(b), 132(f), or 125 of the Code. This Section shall be effective for Limitation Years commencing on or after July 1, 2007 unless elected otherwise in the Adoption Section.

(b)	Payment prior to Severance from Employment. In order to be taken into account for a Limitation Year, compensation within the meaning of section 415(c)(3) of the Code must be paid or treated as paid to the Employee (in accordance with the rules of Section 4.3(a) of this Amendment) prior to Severance from Employment (within the meaning of section 401(k)(2)(B)(i)(I) of the Code) with the Employer maintaining the Plan.

(c)	Certain de minimis timing differences. Notwithstanding the provisions of 4.3(a) of this Amendment, unless elected otherwise in the Adoption Section compensation for a Limitation Year includes amounts earned during that Limitation Year but not paid during that Limitation Year solely because of the timing of pay periods and pay dates if:
(1)	These amounts are paid during the first few weeks of the next Limitation Year;

(2)	The amounts are included on a uniform and consistent basis with respect to all similarly situated Employees; and

(3)	No compensation is included in more than one Limitation Year.
(d)	Compensation paid after severance from employment.
(1)	In general, any compensation described in Paragraph (d)(2) of this Section does not fail to be compensation (within the meaning of section 415(c)(3) of the Code) pursuant to the rule of Paragraph 4.3(a) of this Section merely because it is paid after the Employee’s severance from employment with the Employer, provided the compensation is paid by the later of 2-1/2 months after severance from employment with the Employer or the end of the Limitation Year that includes the date of severance from employment with the Employer. In addition, the Plan may provide that amounts described in Paragraph (d)(3) of this Section are included in compensation (within the meaning of section 415(c)(3) of the Code) if:
(A)	Those amounts are paid by the later of 2-1/2 months after severance from employment with the Employer or the end of the Limitation Year that includes the date of severance from employment with the Employer; and

(B)	Those amounts would have been included in the definition of Compensation if they were paid prior to the Employee’s severance from employment with the Employer.
(2)	Regular pay after severance from employment. An amount is described in this paragraph (d)(2) if:
(A)	The payment is regular compensation for services during the Employee’s regular working hours, or compensation for services outside the Employee’s regular working hours (such as overtime or shift differential), commissions, bonuses, or other similar payments; and

(B)	The payment would have been paid to the Employee prior to a severance from employment if the Employee had continued in employment with the Employer.
(3)	Leave cashouts and deferred compensation. An amount is described in this Paragraph (d)(3) if the amount is either:
(A)	Payment for unused accrued bona fide sick, vacation, or other leave, but only if the Employee would have been able to use the leave if employment had continued; or

(B)	Received by an Employee pursuant to a nonqualified unfunded deferred compensation plan, but only if the payment would have been paid to the Employee at the same time if the Employee had continued in employment with the Employer and only to the extent that the payment is includible in the Employee’s gross income.
(4)	Other post-severance payments. Any payment that is not described in Paragraph (d)(2) or (3) of this Section is not considered compensation under Paragraph (d)(1) of this Section if paid after severance from employment with the Employer, even if it is paid within the time period described in Paragraph (d)(1) of this Section. Thus, compensation does not include severance pay, or parachute payments within the meaning of section 280G(b)(2) of the Code, if they are paid after severance from employment with the Employer, and does not include post-severance payments under a nonqualified unfunded deferred compensation plan unless the payments would have been paid at that time without regard to the severance from employment.
(e)	The Employer may elect in the Adoption Section to include salary continuation payments for military service and Disabled Participants. The rule of Paragraph 4.3(b) does not apply to payments to an individual who does not currently perform services for the Employer by reason of Qualified Military Service (as that term is used in the Plan) to the extent those payments do not exceed the amounts the individual would have received if the individual had continued to perform services for the Employer rather than entering Qualified Military Service, but only if the Plan so provides. In addition, the rule of Paragraph 4.3(b) does not apply to compensation paid to a Participant who is permanently and totally Disabled (as defined in section 22(e)(3) of the Code) if either the Participant is not a Highly Compensated Employee (as defined in the Plan) immediately before becoming Disabled, or the Plan provides for the continuation of Compensation on behalf of all Participants who are permanently and totally Disabled for a fixed or determinable period, but only if the plan so provides.
(i)	Compensation shall include amounts that are includible in the gross income of an Employee under the rules of section 409A or section 457(f)(1)(A) of the Code or because the amounts are constructively received by the Employee.
Section 5. Excess Annual Additions. The final income tax regulations relating to section 415 of the Code that were made effective July 1, 2007 do not contain the correction methods for Excess Annual Additions that were in section 1.415-6(b)(6) of the 1981 Income Tax Regulations. If the Plan is eligible for self-correction under Rev. Proc. 2006-27, 2006-22 I.R.B. 945, it may be able to implement corrections using these methods.
Section 6. Restorative Payments. Restorative payments allocated to a Participant’s Account, which include payments made to restore losses to the Plan resulting from actions (or a failure to act) by a Fiduciary for which there is a reasonable risk of liability under Title I of ERISA or under other applicable federal or state law, where similarly situated Participants are similarly treated, do not give rise to an Annual Addition for any Limitation Year.
Section 7. Reversion Upon Termination. Notwithstanding any Plan provision or section 1.401(a)-2 of the Income Tax Regulations, upon termination of the Plan, amounts contributed to the Plan that exceed the limitations imposed under section 415(c) of the Code, to the extent set forth in rules prescribed by the Commissioner shall revert to the Employer.

DATAIR Mass Submitter Prototype
Plan Amendment For Defined Contribution Plans
2010 Core Amendment for Final IRC Section 401(a)(35) Regulations
Section 1. General Rules
1.1. Purpose and Adoption. This good faith Amendment adopts the final regulations under Section 401(a)(35) of the Internal Revenue Code that gives certain individuals the right to divest Employer Securities allocated to their account. For this purpose, DATAIR Employee Benefit Systems, Inc. as the “Mass Submitter” hereby adopts this Amendment on behalf of all adopting Employers of the DATAIR Mass Submitter Prototype Defined Contribution Plan as adopted by all Word for Word Sponsors.
1.2. Precedence. The requirements of this Amendment will take precedence over any inconsistent provisions of the Plan including any previous amendments adopted by the Employer. Where appropriate, the term “Plan” shall mean the Plan and Trust.
1.3. Requirements of Treasury Regulations Incorporated. All matters addressed under this Amendment will be determined and made in accordance with section 401(a)(35) of the Internal Revenue Code (“Code”) and section 1.401(a)(35)-1 of the Treasury Regulations. Code section 401(a)(35) was generally effective for Plan Years beginning after December 31, 2006.
1.4. Effective Date. This Amendment is effective for the Plan Year beginning on or after January 1, 2011, unless otherwise stated by the Regulations.
Section 2 Diversification Requirements For Plans That Hold Employer Securities.
2.1. General. If the Plan includes Employer Securities as an investment option, the Plan Administrator shall provide Applicable Individuals with the right to divest the Employer Securities in their accounts and reinvest those amounts in other investment options offered by the Plan.
(a)	Elective Deferrals and Employee Contributions. For the portion of an Applicable Individual’s accounts attributable to employee contributions, rollover contributions, and Elective Deferrals invested in Employer Securities, the Plan shall provide the Applicable Individual with the right to direct the Plan to divest any such securities and to reinvest an equivalent amount in other investment options meeting the requirements of Paragraph (c).
An Applicable Individual who may exercise the divestiture rights with respect to Elective Deferrals, employee contributions and rollover accounts under the Plan is:
(i)	a Participant in the Plan;

(ii)	an Alternate Payee who has an account under the Plan; or

(iii)	a Beneficiary of a deceased Participant.
(b)	Employer Contributions. For the portion of an Applicable Individual’s accounts attributable to Employer Contributions other than Elective Deferrals invested in Employer Securities, an Applicable Individual may elect to direct the plan to divest any such securities and to reinvest an equivalent amount in other investment options meeting the requirements of Paragraph (c).

An Applicable Individual who may exercise the divestiture rights with respect to Employer Contributions other than Elective Deferrals under the Plan is:
(i)	a Participant who has completed at least three (3) Years of Service;

(ii)	an Alternate Payee who has an account under the Plan with respect to a Participant who has completed at least three (3) Years of Service; or

(iii)	a Beneficiary of a deceased Participant.
A Participant shall complete three (3) Years of Service upon completion of three (3) Years of Vesting Service. However, if the Plan uses the Elapsed Time Method of crediting service for vesting purposes, or the Plan provides for immediate vesting, a Participant shall complete three (3)Years of Service on the day immediately preceding the third anniversary of the Participant’s date of hire.
In accordance with the notice requirements in Section 4 of this Amendment, the Plan must explain the diversification rights as they apply to each Applicable Individual.
(c)	Investment options. The Plan shall offer not less than three (3) investment options, other than Employer Securities, to which an Applicable Individual may direct the proceeds from the divestment of Employer Securities. Each investment option must have materially different risk and return characteristics. The Plan shall permit an Applicable Individual to divest their Employer Securities and reinvest the proceeds at least quarterly.
(1)	The Plan shall not meet the requirements of this Section if the Plan imposes any direct or indirect restrictions or conditions on the investment of Employer Securities that do not apply to other investment options under the Plan. However, the Plan is permitted:
(i)	to impose restrictions or conditions on the divestiture of Employer Securities as may be required under applicable securities laws.

(ii)	to freeze or discontinue the Employer Securities as an investment option under the Plan. The Plan may prohibit further investment in the Employer Securities or limit the reinvestment into the Employer Securities after a divestiture election.

(iii)	to limit the timing or number of investment election made for Employer Securities.

(iv)	to prohibit an Applicable Individual from investing more than ten percent (10%) of their account in Employer Securities.

(v)	to provide that an individual may not reinvest divested amounts in the same Employer Securities account. It may permit an individual to invest such divested amounts in another Employer Securities account, where the only relevant difference between the separate accounts is the Code section 402(e)(4) cost (or other basis) of the Trust in the shares held in each account.
(2)	Notwithstanding, if a Plan’s investment options includes a stable value fund or a Qualified Default Investment Alternative (QDIA), then the Plan may permit transfers into and out of the stable value fund or similar fund more frequently than permitted for funds invested in Employer Securities.
2.2 Applicability. The provisions of this Amendment shall apply if the Plan meets the requirement for an “Applicable Defined Contribution Plan”.
(a)	Applicable Defined Contribution Plan. An “Applicable Defined Contribution Plan” is a defined contribution plan holding any class of “Publicly Traded” Employer Securities.

(1)	Securities are publicly traded if they are readily tradable on an established securities market that is either:
(i)	a national securities exchange registered under section 6 of the Securities Exchange Act of 1934, or

(ii)	a foreign national exchange that is officially recognized, sanctioned or supervised by a governmental authority and deemed by the Security Exchange Commission as having a “ready market.”
A defined contribution plan can delay their “Applicable Defined Contribution Plan” status for up to 90 days after any class of publically traded Employer Securities are initially held under the Plan or upon the Employer Security held in the Plan becoming a publically traded security.
(2)	The Applicable Defined Contribution status does not include a “one-participant retirement plan.” The term “one-participant retirement plan” means a retirement plan that on the first day of the Plan Year:
(i)	covers only one individual (or the individual and the individual’s spouse) and the individual (or the individual and the individual’s spouse) owned 100 percent of the plan sponsor (whether or not incorporated), or

(ii)	covers only one or more partners (or partners and their spouses) in the plan sponsor. The term “partner” includes a two percent (2%) shareholder (as defined in Code section 1372(b)) of an S Corporation.
(3)	In the case of a Plan holding Employer Securities that are not Publicly Traded Employer Securities, the Plan shall be treated as holding Publicly Traded Employer Securities if any Employer corporation, or any member of a Controlled Group of Corporations which includes such Employer corporation, has issued a class of stock that is a Publicly Traded Employer Security.
(c)	Exemption. Certain plans shall not be treated as holding Publicly Traded Employer Securities.
(1)	The Plan shall not be treated as holding Publicly Traded Employer Securities if:
(i)	no Employer Corporation or Parent Corporation of an Employer Corporation has issued any publicly traded Employer Security, and

(ii)	no Employer Corporation or Parent Corporation of an Employer Corporation has issued any special class of stock that grants particular rights to, or bears particular risks for the holder or issuer with respect to any corporation described in Subparagraph (i) that has issued any Publicly Traded Employer Security.
(2)	The Plan shall not be treated as holding Publicly Traded Employer Securities if the securities are held indirectly as a part of a broader fund:
(i)	that is maintained by a regulated investment company, insurance company, bank or trust company, or is supervised by a State or Federal agency, as a common or collective trust fund or a pooled investment fund;

(ii)	that has a stated investment objective;

(iii)	that is held indirectly through and independently of the Employer; and

(iv)	where the value of the employer securities invested in the fund does not exceed ten percent (10%) of the total value of all of the fund’s investment for the prior plan year.
2.3. Definitions. For purposes of this Amendment:
(1)	“Controlled Group of Corporations” has the meaning given such term by Code section 1563(a), except that fifty percent (50%) shall be substituted for eighty percent (80%) each place it appears.

(2)	“Employer Corporation” means a corporate entity formed by the Employer maintaining the Plan.

(3)	“Parent Corporation” has the meaning given such term by Code section 424(e).

(4)	“Employer Security” has the meaning given by Code section 407(d)(1) of the Employee Retirement Income Security Act of 1974.
Section 3. Transition Rule for Employer Securities.
For Plan Years beginning before January 1, 2011, an Applicable Defined Contribution Plan may rely on the proposed regulations for section 401(a)(35) as added by the Pension Protection Act of 2006 or the transitional guidance and relief outlined in Notice 2006-107.
(a)	Rules phased in over 3 years.
(i)	For Employer Contribution accounts, other than an Elective Deferral account, consisting of Employer Securities acquired in a Plan Year beginning before January 1, 2007, Section 2.1(b) shall only apply to the Applicable Percentage of such securities. This subparagraph applies separately with respect to each class of securities.

(ii)	Applicable Percentage. For purposes of Subparagraph (i), the Applicable Percentage shall be determined as follows:

Plan year to which
Section 2.1(b) applies	The Applicable Percentage is
First Year	33%
Second Year	66%
Third and following Years	100%
(b)	Exception for certain Participants aged 55 or over. The Transition Rules of Subparagraph (i) shall not apply to a Participant who has attained age 55 and completed at least three (3) Years of Service before the first Plan Year beginning after December 31, 2005.
Section 4. Notice Requirements.
Pursuant to the requirements in section 101(m) of the Employee Retirement Income Security Act (ERISA), the Plan Administrator must distribute a notice to each Applicable Individual no later than 30 days before the first date on which an individual is eligible to exercise their rights under the diversification requirements outlined in this Amendment. The notices must describe the importance of diversifying investment held in their retirement accounts and explain the diversification rights that apply to each Applicable Individual and for each class of Employer Security held in the Plan.
**************
STATEMENT OF ADOPTION

DATAIR Employee Benefit Systems, Inc. hereby adopts this Amendment on this 20th day of August, 2010.
/s/ Lanning R. Hochhauser, Esq.
Lanning R. Hochhauser, Esq.
DATAIR Employee Benefit Systems, Inc.

Eureka Bank Retirement Savings Plan
DATAIR Mass Submitter Prototype
Plan Amendment For Defined Contribution Plans
2010 Core Amendment for Final IRC Section 401(a)(35) Regulations
Section 1. General Rules
1.1. Purpose and Adoption. This good faith Amendment adopts the final regulations under Section 401(a)(35) of the Internal Revenue Code that gives certain individuals the right to divest Employer Securities allocated to their account. For this purpose, DATAIR Employee Benefit Systems, Inc. as the “Mass Submitter” hereby adopts this Amendment on behalf of all adopting Employers of the DATAIR Mass Submitter Prototype Defined Contribution Plan as adopted by all Word for Word Sponsors.
1.2. Precedence. The requirements of this Amendment will take precedence over any inconsistent provisions of the Plan including any previous amendments adopted by the Employer. Where appropriate, the term “Plan” shall mean the Plan and Trust.
1.3. Requirements of Treasury Regulations Incorporated. All matters addressed under this Amendment will be determined and made in accordance with section 401(a)(35) of the Internal Revenue Code (“Code”) and section 1.401(a)(35)-1 of the Treasury Regulations. Code section 401(a)(35) was generally effective for Plan Years beginning after December 31, 2006.
1.4. Effective Date. This Amendment is effective for the Plan Year beginning on or after January 1, 2011, unless otherwise stated by the Regulations.
Section 2 Diversification Requirements For Plans That Hold Employer Securities.
2.1. General. If the Plan includes Employer Securities as an investment option, the Plan Administrator shall provide Applicable Individuals with the right to divest the Employer Securities in their accounts and reinvest those amounts in other investment options offered by the Plan.
(a)	Elective Deferrals and Employee Contributions. For the portion of an Applicable Individual’s accounts attributable to employee contributions, rollover contributions, and Elective Deferrals invested in Employer Securities, the Plan shall provide the Applicable Individual with the right to direct the Plan to divest any such securities and to reinvest an equivalent amount in other investment options meeting the requirements of Paragraph (c).
An Applicable Individual who may exercise the divestiture rights with respect to Elective Deferrals, employee contributions and rollover accounts under the Plan is:
(i)	a Participant in the Plan;

(ii)	an Alternate Payee who has an account under the Plan; or

(iii)	a Beneficiary of a deceased Participant.
(b)	Employer Contributions. For the portion of an Applicable Individual’s accounts attributable to Employer

Contributions other than Elective Deferrals invested in Employer Securities, an Applicable Individual may elect to direct the plan to divest any such securities and to reinvest an equivalent amount in other investment options meeting the requirements of Paragraph (c).
An Applicable Individual who may exercise the divestiture rights with respect to Employer Contributions other than Elective Deferrals under the Plan is:
(i)	a Participant who has completed at least three (3) Years of Service;

(ii)	an Alternate Payee who has an account under the Plan with respect to a Participant who has completed at least three (3) Years of Service; or

(iii)	a Beneficiary of a deceased Participant.
A Participant shall complete three (3) Years of Service upon completion of three (3) Years of Vesting Service. However, if the Plan uses the Elapsed Time Method of crediting service for vesting purposes, or the Plan provides for immediate vesting, a Participant shall complete three (3)Years of Service on the day immediately preceding the third anniversary of the Participant’s date of hire.
In accordance with the notice requirements in Section 4 of this Amendment, the Plan must explain the diversification rights as they apply to each Applicable Individual.
(c)	Investment options. The Plan shall offer not less than three (3) investment options, other than Employer Securities, to which an Applicable Individual may direct the proceeds from the divestment of Employer Securities. Each investment option must have materially different risk and return characteristics. The Plan shall permit an Applicable Individual to divest their Employer Securities and reinvest the proceeds at least quarterly.
(1)	The Plan shall not meet the requirements of this Section if the Plan imposes any direct or indirect restrictions or conditions on the investment of Employer Securities that do not apply to other investment options under the Plan. However, the Plan is permitted:
(i)	to impose restrictions or conditions on the divestiture of Employer Securities as may be required under applicable securities laws.

(ii)	to freeze or discontinue the Employer Securities as an investment option under the Plan. The Plan may prohibit further investment in the Employer Securities or limit the reinvestment into the Employer Securities after a divestiture election.

(iii)	to limit the timing or number of investment election made for Employer Securities.

(iv)	to prohibit an Applicable Individual from investing more than ten percent (10%) of their account in Employer Securities.

(v)	to provide that an individual may not reinvest divested amounts in the same Employer Securities account. It may permit an individual to invest such divested amounts in another Employer Securities account, where the only relevant difference between the separate accounts is the Code section 402(e)(4) cost (or other basis) of the Trust in the shares held in each account.
(2)	Notwithstanding, if a Plan’s investment options includes a stable value fund or a Qualified Default Investment Alternative (QDIA), then the Plan may permit transfers into and out of the stable value fund or similar fund more frequently than permitted for funds invested in Employer Securities.
2.2 Applicability. The provisions of this Amendment shall apply if the Plan meets the requirement for an “Applicable Defined Contribution Plan”.

(a)	Applicable Defined Contribution Plan. An “Applicable Defined Contribution Plan” is a defined contribution plan holding any class of “Publicly Traded” Employer Securities.
(1)	Securities are publicly traded if they are readily tradable on an established securities market that is either:
(i)	a national securities exchange registered under section 6 of the Securities Exchange Act of 1934, or

(ii)	a foreign national exchange that is officially recognized, sanctioned or supervised by a governmental authority and deemed by the Security Exchange Commission as having a “ready market.”
A defined contribution plan can delay their “Applicable Defined Contribution Plan” status for up to 90 days after any class of publically traded Employer Securities are initially held under the Plan or upon the Employer Security held in the Plan becoming a publically traded security.
(2)	The Applicable Defined Contribution status does not include a “one-participant retirement plan.” The term “one-participant retirement plan” means a retirement plan that on the first day of the Plan Year:
(i)	covers only one individual (or the individual and the individual’s spouse) and the individual (or the individual and the individual’s spouse) owned 100 percent of the plan sponsor (whether or not incorporated), or

(ii)	covers only one or more partners (or partners and their spouses) in the plan sponsor. The term “partner” includes a two percent (2%) shareholder (as defined in Code section 1372(b)) of an S Corporation.
(3)	In the case of a Plan holding Employer Securities that are not Publicly Traded Employer Securities, the Plan shall be treated as holding Publicly Traded Employer Securities if any Employer corporation, or any member of a Controlled Group of Corporations which includes such Employer corporation, has issued a class of stock that is a Publicly Traded Employer Security.
(c)	Exemption. Certain plans shall not be treated as holding Publicly Traded Employer Securities.
(1)	The Plan shall not be treated as holding Publicly Traded Employer Securities if:
(i)	no Employer Corporation or Parent Corporation of an Employer Corporation has issued any publicly traded Employer Security, and

(ii)	no Employer Corporation or Parent Corporation of an Employer Corporation has issued any special class of stock that grants particular rights to, or bears particular risks for the holder or issuer with respect to any corporation described in Subparagraph (i) that has issued any Publicly Traded Employer Security.
(2)	The Plan shall not be treated as holding Publicly Traded Employer Securities if the securities are held indirectly as a part of a broader fund:
(i)	that is maintained by a regulated investment company, insurance company, bank or trust company, or is supervised by a State or Federal agency, as a common or collective trust fund or a pooled investment fund;
(ii)	that has a stated investment objective;

(iii)	that is held indirectly through and independently of the Employer; and

(iv)	where the value of the employer securities invested in the fund does not exceed ten percent (10%) of the total value of all of the fund’s investment for the prior plan year.
2.3. Definitions. For purposes of this Amendment:
(1)	“Controlled Group of Corporations” has the meaning given such term by Code section 1563(a), except that fifty percent (50%) shall be substituted for eighty percent (80%) each place it appears.

(2)	“Employer Corporation” means a corporate entity formed by the Employer maintaining the Plan.

(3)	“Parent Corporation” has the meaning given such term by Code section 424(e).

(4)	“Employer Security” has the meaning given by Code section 407(d)(1) of the Employee Retirement Income Security Act of 1974.
Section 3. Transition Rule for Employer Securities.
For Plan Years beginning before January 1, 2011, an Applicable Defined Contribution Plan may rely on the proposed regulations for section 401(a)(35) as added by the Pension Protection Act of 2006 or the transitional guidance and relief outlined in Notice 2006-107.
(a)	Rules phased in over 3 years.
(i)	For Employer Contribution accounts, other than an Elective Deferral account, consisting of Employer Securities acquired in a Plan Year beginning before January 1, 2007, Section 2.1(b) shall only apply to the Applicable Percentage of such securities. This subparagraph applies separately with respect to each class of securities.

(ii)	Applicable Percentage. For purposes of Subparagraph (i), the Applicable Percentage shall be determined as follows:

Plan year to which
Section 2.1(b) applies	The Applicable Percentage is
First Year	33%
Second Year	66%
Third and following Years	100%
(b)	Exception for certain Participants aged 55 or over. The Transition Rules of Subparagraph (i) shall not apply to a Participant who has attained age 55 and completed at least three (3) Years of Service before the first Plan Year beginning after December 31, 2005.
Section 4. Notice Requirements.
Pursuant to the requirements in section 101(m) of the Employee Retirement Income Security Act (ERISA), the Plan Administrator must distribute a notice to each Applicable Individual no later than 30 days before the first date on which an individual is eligible to exercise their rights under the diversification requirements outlined in this Amendment. The notices must describe the importance of diversifying investment held in their retirement accounts and explain the diversification rights that apply to each Applicable Individual and for each class of Employer Security held in the Plan.

**************
STATEMENT OF ADOPTION
DATAIR Employee Benefit Systems, Inc. hereby adopts this Amendment on this 20th day of August, 2010.
/s/ Lanning R. Hochhauser, Esq.
Lanning R. Hochhauser, Esq.
DATAIR Employee Benefit Systems, Inc.

DATAIR
MASS-SUBMITTER PROTOTYPE
DEFINED CONTRIBUTION TRUST
Basic Plan 01

DATAIR MASS-SUBMITTER PROTOTYPE
DEFINED CONTRIBUTION TRUST
Basic Plan 01
TABLE OF CONTENTS

ARTICLE I — INTRODUCTION	4

1.1 Creation and Title.	4
1.2 Subject to the Requirements of the Plan.	4
1.3 Effective Date.	4
1.4 Purpose.	4
1.5 Plan Administration.	4

ARTICLE II — TRUSTEE	5

2.1 Acceptance of Trust.	5
2.2 Trustee Capacity — Co-Trustees.	5
2.3 Resignation, Removal, and Successors.	5
2.4 Consultations.	5
2.5 Rights, Powers, and Duties.	5
2.6 Right of Trustee to Contributions.	7
2.7 Trustee Indemnification.	7
2.8 Changes in Trustee Authority.	7

ARTICLE III — FIDUCIARY DUTIES	9

3.1 Standard of Conduct.	9
3.2 Individual Fiduciaries.	9
3.3 Incorporation of Plan Provisions Regarding Fiduciaries.	9

ARTICLE IV — TRUST ASSETS	10

4.1 Trustee Is Exclusive Owner.	10
4.2 Investments.	10
4.3 Administration of Trust Assets.	11
4.4 Segregated Funds.	12
4.5 Investment Control Option.	12

ARTICLE V — AMENDMENT AND TERMINATION	14

5.1 Amendments.	14
5.2 Manner of Amending.	14
5.3 Limitations On Amendments.	14
5.4 Trustee Powers Pending Final Distribution.	14
5.5 Delegation to Sponsor.	14

ARTICLE VI — MISCELLANEOUS	15

6.1 No Reversion to Employer.	15
6.2 Persons Dealing With Trustee Protected.	15
6.3 Notices.	15
6.4 Governing Law.	15
6.5 Severability of Provisions.	15
6.6 Gender and Number.	15
6.7 Qualification Under Internal Revenue Laws.	15

TRUST AMENDMENT	17

ARTICLE I
INTRODUCTION
1.1 Creation and Title. The Employer and the undersigned Trustee(s) hereby create a Trust to be known by the name set forth in the Adoption Agreement. All terms used herein have the same meaning as described in the DATAIR Mass-Submitter Prototype Defined Contribution Plan 01.
1.2 Subject to the Requirements of the Plan. Numerous Plan provisions describe the role and duties of the Trustee regarding the Plan. Such provisions are hereby incorporated by reference and apply to the Trustee in the same manner as if they were stated in this Trust Agreement. This Trust is subject to the terms of the Plan, and the Plan shall control in the event of any conflict between the Plan document and this Agreement.
1.3 Effective Date. The provisions of this Trust shall be effective as of the Effective Date specified in the most recent Adoption Agreement unless modified herein.
1.4 Purpose. The Plan and this Trust are established to provide retirement benefits to Eligible Employees in accordance with the Plan and the Adoption Agreement.
1.5 Plan Administration. The Plan is administered by the Plan Administrator. The Trustee shall act according to the Plan Administrator’s directions unless such directions are inconsistent with the terms of the Plan or applicable law.

ARTICLE II
TRUSTEE
2.1 Acceptance of Trust. The Trustee, by the execution of this Trust Agreement, agrees to act in accordance with the express terms and conditions hereof and the Plan.
2.2 Trustee Capacity — Co-Trustees.
(a)	The Trustee may be a bank, trust company, or other corporation possessing trust powers under applicable state or federal law or one or more individuals or any combination thereof.

(b)	The term “Trustee” as used herein also includes any person holding the assets of a custodial account, an annuity contract, or other contract that is treated as a qualified trust pursuant to Code section 401(f), and references to the Trust Fund shall be construed to apply to such custodial account, annuity contract, or other contract.

(c)	At any time that a group of individuals is acting as Trustee, the number of such persons who shall act in such capacity from time to time shall be determined by the Employer. The Employer shall appoint such persons, who may or may not be Participants or Employees of the Employer. When there are two (2) or more Trustees, they may allocate specific responsibilities, obligations, or duties among themselves by their written agreement. An executed copy of such written agreement shall be delivered to and retained by the Plan Administrator. Unless otherwise elected by the Employer in the Adoption Agreement, any action taken by the Trustees shall be taken at the direction of a majority of such Trustees, or, if the number of such Trustees is two (2), by unanimous consent.
2.3 Resignation, Removal, and Successors. Any Trustee may resign at any time by delivering to the Employer a written notice of resignation to take effect at a date specified therein, which shall not be less than thirty (30) days after the delivery thereof; the Employer may waive such notice. The Trustee may be removed by the Employer with or without cause, by tendering to the Trustee a written notice of removal to take effect at a date specified therein.
Upon such removal or resignation of a Trustee, the Employer shall either appoint a successor Trustee who shall have the same powers and duties as those conferred upon the resigning or discharged Trustee, or, if a group of individuals is acting as Trustee, determine that a successor shall not be appointed and the number of Trustees shall be reduced by one (1).
2.4 Consultations. The Trustee shall be entitled to advice of counsel, which may be counsel for the Plan or the Employer, in any case in which the Trustee shall deem such advice necessary. The Trustee shall not be liable for any action taken or omitted in good faith reliance upon the advice of such counsel.
With the exception of those powers and duties specifically allocated to the Trustee by the express terms of the Plan, it shall not be the responsibility of the Trustee to interpret the terms of the Plan, and the Trustee may request, and is entitled to receive, guidance and written direction from the Plan Administrator on any point requiring construction or interpretation of the Plan documents.
2.5 Rights, Powers, and Duties. The rights, powers, and duties of the Trustee are:
(a)	The Trustee shall have exclusive authority, discretion, and responsibility for the management and control of the assets of the Trust Fund in accordance with the provisions of the Plan and any amendments thereto, but the Employer may limit the exclusive authority, discretion, and responsibility of the Trustee by written direction delivered to the Trustee. The duties of the Trustee under the Plan shall be determined solely by the express provisions hereof, and no other further duties or responsibilities shall be implied. Subject to the terms of the Plan, the Trustee shall be fully protected and shall incur no liability in acting in reliance upon the written instructions or directions of the Employer, the Plan Administrator, a duly designated investment manager, or any other named Fiduciary.
(b)	The Trustee shall have all powers necessary or convenient for the orderly and efficient performance of its duties hereunder, including but not limited to those specified in this Section. The Trustee shall have the power generally to do all acts, whether or not expressly authorized, that the Trustee in the exercise of its fiduciary responsibility may deem necessary or desirable for the protection of the Trust Fund and the assets thereof.

(c)	The Trustee shall have the power to collect and receive any and all moneys and other property due the Plan and to give full discharge and release therefor; to settle, compromise, or submit to arbitration any claims, debts, or damages due to or owing to or from the Trust Fund; to commence or defend suits or legal proceedings whenever, in the Trustee’s judgment, any interest of the Trust Fund requires it; and to represent the Trust Fund in all suits or legal proceedings in any court of law or equity or before any other body or tribunal. Claims that are not subject to arbitration are ERISA claims, claims involving participants and claims that affect the qualification of the Plan.

(d)	The Trustee shall cause any Life Insurance Policies or assets of the Trust Fund to be registered in its name as Trustee and shall be authorized to exercise any and all ownership rights regarding these assets, subject to the terms of the Plan.
(i)	The requirements of paragraph (d) of this Section will not fail to be satisfied merely because securities of a plan are held in the name of a nominee or in street name, provided such securities are held on behalf of the Plan by:
(A)	A bank or trust company that is subject to supervision by the United States or a State, or a nominee of such bank or trust company;

(B)	A broker or dealer registered under the Securities Exchange Act of 1934, or a nominee of such broker or dealer; or

(C)	A “clearing agency,” as defined in section 3(a)(23) of the Securities Exchange Act of 1934, or its nominee.
(ii)	Where a corporation described in section 501(c)(2) of the Internal Revenue Code holds property on behalf of the Plan, the requirements of paragraph (d) of this Section are satisfied with respect to such property if all the stock of such corporation is held in trust on behalf of the Plan by one or more trustees.

(iii)	If the assets of an entity in which the Plan invests include Plan assets by reason of the Plan’s investment in the entity, the requirements of paragraph (d) of this Section are satisfied with respect to such investment if the indicia of ownership of the Plan’s interest in the entity are held in trust on behalf of the Plan by one or more trustees.
(e)	The Trustee may temporarily hold cash balances and shall be entitled to deposit any funds received in a bank account in the name of the Trust Fund in any bank selected by the Trustee, including the banking department of a corporate Trustee, if any, pending disposition of such funds in accordance with the Plan. Any such deposit may be made with or without interest.

(f)	The Trustee shall pay the premiums and other charges due and payable at any time on any Life Insurance Policies as the Plan Administrator may direct, provided funds for such payments are then available in the Trust. The Trustee shall be responsible only for such funds and Life Insurance Policies that it actually receives as Trustee and shall have no obligation to make payments other than from such funds and cash values of Life Insurance Policies.
(g)	If the whole or any part of the Trust Fund shall become liable for the payment of any estate, inheritance, income, or other tax that the Trustee shall be required to pay, the Trustee shall have full power and authority to pay such tax out of any moneys or other property in its possession for the Account of the person whose Plan interest is so liable. Prior to making any payment, the Trustee may require such releases or other documents from any lawful taxing authority as it shall deem necessary. The Trustee shall not be liable for any nonpayment of tax when it distributes an interest hereunder on instructions from the Plan Administrator.

(h)	The Trustee shall keep a full, accurate, and detailed record of all transactions of the Trust, which the Employer and the Plan Administrator shall have the right to examine at any time during the Trustee’s regular business hours. As of the close of each Plan Year, the Trustee shall furnish the Plan Administrator with a statement of account setting forth all receipts, disbursements, and other transactions effected by the Trustee during the year. The Plan Administrator shall promptly notify the Trustee in writing of his approval or disapproval of the statement of account.

The Plan Administrator’s failure to provide written disapproval of the statement within sixty (60) days after receipt shall be considered an approval. Except as otherwise required by law, the Plan Administrator’s approval shall be binding on all matters embraced in any statement to the same extent as if the statement of the Trustee had been settled by judgment or decree of a court of competent jurisdiction under which the Trustee, Employer, and all persons having or claiming any interest in the Trust Fund were parties; provided, however, that the Trustee may have its account judicially settled if it so desires.

(i)	The Trustee is hereby authorized to execute all necessary receipts and releases to any parties concerned; and shall be under a duty, upon being advised by the Plan Administrator that the proceeds of any Life Insurance Policies are payable, to give reasonable assistance to the Beneficiary designated therein to collect such sums as may appear to be due and upon payment, transfer such sums to the Beneficiary.

(j)	If, at any time, as the result of the death of the Participant, there is a dispute regarding the person to whom payment or delivery of moneys or property should be made by the Trustee, or regarding any action to be taken by the Trustee, the Trustee may postpone such payment, delivery, or action, retaining the funds or property involved, until such dispute shall have been resolved in a court of competent jurisdiction, the Trustee shall have been indemnified to its satisfaction, or it has received written direction from the Plan Administrator.

(k)	Anything in this instrument to the contrary notwithstanding, the Trustee shall have no duty or responsibility with respect to the determination of matters pertaining to the eligibility of any Employee to become or remain a Participant under the Plan, the amount of benefit to which any Participant or Beneficiary shall be entitled under the Plan, or the size and type of any Life Insurance Policy to be purchased from any Insurer for any Participant under the Plan; all such responsibilities being vested in the Plan Administrator.
2.6 Right of Trustee to Contributions. The Trustee shall have no duty to require any contribution to be made or to determine whether contributions delivered to the Trustee by the Employer comply with the provisions of this Agreement. The Trustee shall be accountable only for funds actually received by the Trustee.
2.7 Trustee Indemnification. The Employer shall indemnify and hold harmless the Trustee for and from the assertion or occurrence of any liability to a Participant or Beneficiary for any action taken or omitted by the Trustee pursuant to any written direction to the Trustee from the Employer or the Plan Administrator. Such indemnification obligation of the Employer shall not be applicable to the extent that any such liability is covered by insurance.
2.8 Changes in Trustee Authority. If a successor Trustee is appointed, neither an Insurer nor any other person who has previously had dealings with the former Trustee shall be chargeable with knowledge of such appointment or change until furnished with written notice. Until such notice, the Insurer and any other such party shall be fully protected in relying on any action taken or signature presented that would have been proper in accordance with information previously received.

ARTICLE III
FIDUCIARY DUTIES
3.1 Standard of Conduct. The duties and responsibilities of the Trustee with respect to the Plan shall be carried out (a) in a non-discriminatory manner; (b) for the exclusive benefit of Participants and their Beneficiaries; (c) by defraying the reasonable expenses of administering the Plan; (d) with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims; (e) by diversifying the investments of the Plan to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so; and (f) in accordance with the documents and instruments governing the Plan insofar as such documents and instruments are consistent with the provisions of the Act.
3.2 Individual Fiduciaries. At any time that a group of individuals is acting in the same Fiduciary capacity, the number of such persons who shall act in such capacity from time to time shall be determined by the Employer. Such persons shall be appointed by the Employer and may or may not be Participants or Employees of the Employer. Unless otherwise elected by the Employer in the Adoption Agreement, any action taken by a group of individuals acting in such capacity shall be taken at the direction of a majority of such persons, or, if the number of such persons is two (2), by unanimous consent.
3.3 Incorporation of Plan Provisions Regarding Fiduciaries. The provisions of Sections 3.3.3 through 3.3.11 of the Plan are hereby incorporated by reference, and such provisions shall apply to the Trustee in the same manner as they apply to any other Fiduciary.

ARTICLE IV
TRUST ASSETS
4.1 Trustee Is Exclusive Owner. All assets held by the Trustee, whether in the Trust Fund or Segregated Funds, shall be owned exclusively by the Trustee, and no Participant or Beneficiary shall have any individual ownership thereof. Participants and their Beneficiaries shall share in the assets of the Trust, its net earnings, profits and losses, only as provided in the Plan.
4.2 Investments. The Trustee shall invest and reinvest the Trust Fund without distinction between income and principal in one or more of the following ways, as the Trustee shall from time to time determine:
(a)	The Trustee may invest the Trust Fund or any portion thereof in obligations issued or guaranteed by the United States of America or of any instrumentality thereof, or in other bonds, notes, debentures, mortgages, preferred or common stocks, options to buy or sell stocks or other securities, mutual fund shares, limited partnership interests, commodities, real estate or any interest therein, or in such other property, real or personal, as the Trustee shall determine.

(b)	The Trustee may cause the Trust Fund or any portion thereof to be invested in a common trust fund established and maintained by a national or other bank regulated by the Federal Deposit Insurance Corporation, for the collective investment of fiduciary funds, even though the bank is acting as the Trustee or investment manager, provided such common trust fund is a qualified trust under the applicable Code section, or corresponding provisions of future federal internal revenue laws, and is exempt from income tax under the applicable Code section. In the event any assets of the Trust Fund are invested in such a common trust fund, the Declaration of Trust creating such common trust fund, as it may be amended from time to time, shall be incorporated into the Plan by reference and made a part thereof.

Further, all or any portion of the assets subject to this Trust Agreement may be invested in any collective investment fund maintained exclusively for the investment of assets of (i) exempt, qualified employee benefit trusts and (ii) collective investment funds consisting exclusively of assets of such qualified trust. The assets so invested shall be subject to all the provisions of the instrument establishing such collective investment fund, as such instrument may be amended from time to time. Such instrument, as amended from time to time, is hereby incorporated and made a part of this Trust Agreement and shall control notwithstanding any contrary provision of this Trust Agreement or the Plan.

(c)	The Trustee may deposit any portion of the Trust Fund in savings accounts in federally insured banks or savings and loan associations or invest in certificates of deposit issued by any such bank or savings and loan association. The Trustee may retain, without liability for interest, any portion of the Trust Fund in cash balances pending investment thereof or payment of expenses.

(d)	The Trustee may buy and sell put and call options, covered or uncovered, engage in spreads, straddles, ratio writing and other forms of options trading, including sales of options against convertible bonds, and sales of Standard & Poor futures contracts, and trade in and maintain a brokerage account on a cash or margin basis.

(e)	The Trustee may invest any portion or all of the assets of the Trust Fund that are attributable to the vested and nonforfeitable interest in the Accounts of a Participant in the purchase of group or individual Life Insurance Policies issued on the life of the Participant or someone in whom the Participant has an insurable interest and for the benefit of the Participant with the consent of the Participant, subject to the following conditions, as they are represented by the Plan Administrator:

(i)	If ordinary Life Insurance Policies are used, the aggregate life insurance premiums must be less than one-half (1/2) of the aggregate Employer Contributions and Forfeitures allocated to the Participant’s Account at any particular time, without regard to Trust earnings, capital gains and losses; for purposes of this Plan, the term “Ordinary Life Insurance Policies” shall mean Policies with both nondecreasing death benefits and nonincreasing premiums.

(ii)	The aggregate premiums paid for Life Insurance Policies on the life of any Participant or someone in whom the Participant has an insurable interest that are either term, universal or any other contracts which are not ordinary whole life Policies shall not at any time exceed twenty-five percent (25%) of the aggregate amount of Employer Contributions and Forfeitures that have been allocated to the Accounts of such Participant.

(iii)	The sum of one-half of the aggregate premiums for ordinary whole Life Insurance Policies and all premiums for other Life Insurance Policies shall not at any time exceed twenty-five percent (25%) of the aggregate amount of Employer Contributions and Forfeitures that have been allocated to the Accounts of such Participant.

(iv)	If the Plan permits in-service distributions to a Participant prior to his Normal Retirement Date, the amount that may be distributed to the Participant may be applied to the purchase of Life Insurance Policies.
(f)	The Trustee may invest the Trust Fund or any portion thereof to acquire or hold Qualifying Employer Securities or Real Property, provided that the portion so invested shall not exceed the amount allowed as an investment under the Act. There shall be no limit on the acquisition of Qualifying Employer Securities in an individual account balance plan in which Participants may direct the Trustee to buy Qualifying Employer Securities on their behalf.

(g)	If permitted, the Participant may direct the purchase of life insurance on his life, on the joint lives of the Participant and someone in whom the Participant has an insurable interest, or on the life of someone in whom the Participant has an insurable interest. The amount that can be used to pay life insurance premiums shall be determined according to this Section.
4.3 Administration of Trust Assets.
Subject to the limitations expressly set forth here and in the Plan, the Trustee shall have the following powers and authority in connection with the administration of the assets of the Trust:
(a)	To hold and administer all contributions made by the Employer to the Trust Fund and all income or other property derived therefrom as a single Trust Fund, except as otherwise provided in the Plan. Receive contributions of property to the Plan as long as the Plan is not a pension plan, the contribution is discretionary and the property is not encumbered;

(b)	To manage, control, sell, convey, exchange, petition, divide, subdivide, improve, repair, grant options, sell upon deferred payments, lease without limit as determined for any purpose, compromise, arbitrate, or otherwise settle claims in favor of or against the Trust Fund, institute, compromise, and defend actions and proceedings, and to take any other action necessary or desirable in connection with the administration of the Trust Fund;

(c)	To vote any stock, bonds, or other securities of any corporation or other issuer; otherwise consent to or request any action on the part of any such corporation or other issuer; to give general or special proxies or powers of attorney, with or without power of substitution; to participate in any reorganization, recapitalization, consolidation, merger, or similar transaction with respect to such securities; to deposit such stocks or other securities in any voting trusts, or with any protective or like committee, or with the trustee, or with the depositories designated thereby; to exercise any subscription rights and conversion privileges or other options and to make any payments incidental thereto; and generally to do all such acts, execute all such instruments, take all such proceedings and exercise all such rights, powers, and privileges with respect to the stock or other securities or property constituting the Trust Fund as if the

Trustee were the absolute owner thereof;
(d)	To apply for and procure, at the election of any Participant, Life Insurance Policies on the life of the Participant or someone in whom the Participant has an insurable interest; to exercise whatever rights and privileges may be granted to the Trustee under such Policies, and to cash in, receive, and collect such Policies or the proceeds therefrom as and when entitled to do so under the provisions thereof;

(e)	To make, execute, acknowledge, and deliver any and all documents of transfer and conveyance and any and all other instruments that may be necessary or appropriate to carry out the powers herein granted;

(f)	To register any investment held in the Trust in the Trustee’s own name or in the name of a nominee for the benefit of the Plan, or to hold any investment in bearer form, provided that the books and records of the Trustee shall at all times show that all such investments are part of the Trust;

(g)	To borrow money for the purposes of the Plan in such amounts and upon such terms and conditions as the Trustee deems appropriate;

(h)	To commingle the assets of the Trust Fund with the assets of other similar trusts that are exempt from income tax, whether sponsored by the Employer, an affiliate of the Employer, or an unrelated employer, provided that the books and records of the Trustee shall at all times show the portion of the commingled assets that are part of the Trust; and

(i)	To do all acts whether or not expressly authorized that the Trustee may deem necessary or proper for the protection of the property held hereunder.
4.4 Segregated Funds.
Unless otherwise determined by the Trustee to be imprudent, the Trustee shall invest and reinvest each Segregated Fund without distinction between income and principal. Such accounts shall be held for the benefit of the Participant for whom such Segregated Fund is established in accordance with the terms of the Plan, and the Participant’s Segregated Account shall be credited with any interest earned in connection with such accounts. If the Trustee determines that an alternative investment is appropriate, the Trustee may invest the Segregated Fund in any manner permitted with respect to the Trust Fund and such Segregated Fund shall be credited with the net income or loss or net appreciation or depreciation in value of such investments. No Segregated Fund shall share in any Employer Contributions or Forfeitures, any net income or loss from, or net appreciation or depreciation in value of, any investments of the Trust Fund, or any allocation for which provision is made in the Plan that is not specifically attributable to the Segregated Fund.
4.5 Investment Control Option.
If the Employer elects in the Adoption Agreement to permit Participants to direct the investment of their Accounts, each Participant may elect to transfer funds that do not exceed the balances in his Trustee-directed Accounts to a Controlled Account and exercise investment control of those funds by appropriate direction to the Trustee.
To the extent that the funds to be transferred from a Participant’s Account include his share of an Employer Contribution or other funds that have not yet been received by the Trustee, such transfer shall not occur until the Trustee receives such funds. Funds transferred to a Controlled Account on behalf of the Participant shall be thereafter be invested by the Trustee in such property, real or personal (other than collectibles), as the Participant shall direct from time to time in writing, unless policies adopted pursuant to Section 3.4.6 of the Plan permit electromechanical communications in this context. The Participant may not direct the Trustee to make distributions or loans to himself, nor to make loans to the Employer, and the Trustee may limit the investment alternatives available to the Participant in a uniform and nondiscriminatory manner.
A Participant shall make such election by giving notice thereof to the Trustee as the Trustee deems necessary, and such notice shall specify the source and amount of such funds to be transferred. Any such election shall be at the absolute discretion of the individual Participant and shall be binding upon the Trustee unless the Trustee has actual knowledge that such transaction is a prohibited transaction under the Code or the Act. Upon any such election being made, the amount of such funds to be transferred shall be deducted from his Trustee-

directed Accounts as appropriate and added to a Controlled Account of the Participant. All earnings thereafter received with respect to such transferred funds, as well as any appreciation or depreciation in his investments, shall be added to or deducted from his Controlled Account.
If the Employer elects to follow ERISA section 404(c), the Plan Administrator or appropriate Fiduciary shall ensure that the Plan provides Participants with the minimum options and information required by ERISA section 404(c) and the regulations thereunder.
If a Participant elects to transfer funds from his Trustee-directed Accounts to a Controlled Account as of a date other than a Valuation Date, the Trustee may defer such transfer until the next succeeding Valuation Date or may make such transfer, provided that the Trustee determines that the assets in the Trust Fund are such that it is feasible and practical to make such transfer. As of the date of such transfer, adjustments to the Participant’s Accounts shall be made as if such date is a Valuation Date.
As of any Valuation Date, the Participant may elect to have all or any portion of any cash contained in his Controlled Account transferred back to the general assets of the Trust Fund, in which case the Trustee shall again invest such cash as part of the general assets of the Trust Fund. A Participant shall make such election by giving notice to the Trustee, in the manner that the Trustee deems necessary, and the notice shall specify the amount of cash to be transferred. The amount of such funds so transferred shall be deducted from the Participant’s Controlled Account and added to the appropriate Account of the Participant. Any such election shall be at the absolute discretion of the individual Participant and shall be binding upon the Trustee.
The Trustee shall not have any investment responsibility with respect to a Participant’s Controlled Account. In the event that a Participant elects to have any such funds transferred to a Controlled Account and invested in particular securities or assets pursuant to this Section, the Trustee shall not be liable for any loss or damage resulting from the investment decision of the Participant.

ARTICLE V
AMENDMENT AND TERMINATION
5.1 Amendments.
The Employer may at any time or times amend this Trust, in whole or in part.
5.2 Manner of Amending.
Each amendment of this Trust shall be made by delivery to the Trustee of a copy of the Employer resolution that sets forth such amendment.
5.3 Limitations On Amendments.
(a)	No amendment to this Trust shall:
(1)	Directly or indirectly operate to give the Employer any interest whatsoever in the assets of the Trust or a custodial account or to deprive any Participant or Beneficiary of his vested and nonforfeitable interest in the assets of the Trust as then constituted, or cause any part of the income or corpus of the Trust to be used for, or diverted to purposes other than the exclusive benefit of Employees or their Beneficiaries; or

(2)	Increase the duties or liabilities of the Trustee without the Trustee’s prior written consent.
(b)	If the Employer has adopted a standardized Prototype Plan, it may amend the Trust or custodial account document provided such amendment merely involves the specifications of the names of the Plan, Employer, Trustee or custodian, Plan Administrator or other Fiduciaries, the Trust Year, or the name of any pooled trust in which the Plan’s Trust will participate.

(c)	If the Employer has adopted a non-standardized Prototype Plan, it will not be considered to have an individually designed plan merely because the Employer amends administrative provisions of the Trust or custodial account document (such as provisions relating to investments and duties of Trustees) so long as the amended provisions are not in conflict with any other provision of the Plan and do not cause the Plan to fail to qualify under Code section 401(a).
5.4 Trustee Powers Pending Final Distribution.
Sections 3.8.4 through 3.8.6 of the Plan provide for the termination or partial termination of the Plan and the withdrawal of an Employer from participation in the Plan. Until final distribution of the assets of the Trust, the Trustee shall continue to have all the powers provided under the Plan and this Trust as are necessary for the orderly administration, liquidation, and distribution of the assets of the Trust.
5.5 Delegation to Sponsor.
The Employer expressly delegates authority to the Plan Sponsor the right to amend any part of this Trust on its behalf to the extent necessary to preserve the qualified status of the Plan. For purposes of amendments by the Plan Sponsor, the Mass Submitter shall be recognized as the agent of the Plan Sponsor. If the Plan Sponsor does not adopt the amendments made by the Mass Submitter, the Plan shall no longer be identical to or a minor modifier of the Mass Submitter plan. The Plan Sponsor shall submit a copy of the amendment to each Employer who has adopted the Plan after first having received a ruling or favorable determination from the Internal Revenue Service that the Plan as amended satisfies the applicable requirements of the Code.

ARTICLE VI
MISCELLANEOUS
6.1 No Reversion to Employer.
Except as specifically provided in the Plan, no part of the corpus or income of the Trust shall revert to the Employer or be used for, or diverted to, purposes other than for the exclusive benefit of Participants and their Beneficiaries.
6.2 Persons Dealing With Trustee Protected.
No person dealing with the Trustee shall be required or entitled to see to the application of any money paid or property delivered to the Trustee, or determine whether the Trustee is acting pursuant to the authorities granted to the Trustee hereunder or to authorizations or directions herein required. The certificate of the Trustee that the Trustee is acting in accordance with the Plan shall protect any person relying thereon.
6.3 Notices.
Any notice or direction to be given in accordance with this Trust shall be deemed to have been effectively given if hand delivered to the recipient or sent by certified mail, return receipt requested, to the recipient at the recipient’s last known address. At any time that a group of individuals is acting as Trustee or in a Fiduciary capacity, notice to the Trustee or such Fiduciary may be given by giving notice to any one or more of such individuals.
6.4 Governing Law.
The provisions of this Trust shall be construed, administered, and enforced in accordance with the provisions of the Act and, to the extent applicable, the laws of the state specified in the Adoption Agreement. All contributions to the Trust shall be deemed to take place in such state.
6.5 Severability of Provisions.
In the event that any provision of this Trust shall be held to be illegal, invalid, or unenforceable for any reason, said illegality, invalidity or unenforceability shall not affect the remaining provisions, but shall be fully severable and the Trust shall be construed and enforced as if said illegal, invalid or unenforceable provisions had never been inserted herein.
6.6 Gender and Number.
Whenever appropriate, words used in the singular shall include the plural, and the masculine gender shall include the feminine gender and vice versa.
6.7 Qualification Under Internal Revenue Laws.
The Employer intends that the Trust qualify under the applicable Code provisions. Until advised to the contrary, the Trustee may assume that the Trust is so qualified and is entitled to tax exemption under the Code. If the Plan of the Employer fails to attain or retain qualification, the Employer’s Plan shall no longer participate in the Prototype Plan and shall be considered an individually designed plan.

The Employer and the Trustee(s) hereby adopt the foregoing Trust on this 14th day of December, 2009.

Employer:	Trustee:
Eureka Bank

/s/ Edward F. Seserko	/s/ Edward F. Seserko

Edward F. Seserko	Edward F. Seserko
Trustee

/s/ Gary B. Pepper

Gary B. Pepper
Trustee

DATAIR Trust Amendment for
Defined Contribution Plans
The DATAIR Trust shall be amended by replacing in its entirety Section 2.6 of the Trust with the following language effective May 22, 2009:
2.6 Right of Trustee to Contributions. Unless provided with written direction to the contrary, by the Employer or the Plan Administrator, the Trustee shall have no duty to require any contribution to be made or to determine whether contributions delivered to the Trustee by the Employer comply with the provisions of this Agreement. The Trustee shall be notified in writing of the Named Fiduciary to whom such responsibility has been assigned. In this case, the Trustee shall be accountable only for funds actually received by the Trustee.
If the Plan has two or more Named Fiduciaries or Trustees assigned this duty, it may be allocated to a single Named Fiduciary or Trustee. The Employer or Plan Administrator may also provide that a Named Fiduciary may direct the Trustee as to this responsibility or may appoint an Investment Manager to take on this duty. To the extent the nature and scope of the Trustee’s responsibilities are specifically limited in the Plan documents, Trust Agreement or by written direction, it will be the responsibility of the Named Fiduciary with the authority to hire and monitor Trustees to assure that all Trustee responsibilities with respect to the management and control of the Plan’s assets (including collecting delinquent contributions) have been properly assigned to a Trustee, Investment Manager or Named Fiduciary.
The Plan must make systematic, reasonable and diligent efforts to collect delinquent Employer Contributions. The steps necessary to discharge this duty to collect contributions will depend on the available facts. In determining what collection actions to take, a Named Fiduciary must weigh the value of the Plan assets involved, the likelihood of a successful recovery, and the expenses expected to be incurred. Among other factors, the Named Fiduciary may take into account the Employer’s solvency in deciding whether to expend Plan assets to pursue a claim.